UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Soliciting Material under §240.14a-12

FedEx Corporation

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FEDEX. MAKING SUPPLY CHAINS
SMARTER FOR EVERYONE.
FedEx was founded to connect people to possibilities. For over 50 years, our ecosystem of networks and team members across over 220 countries and territories has kept our customers, global trade, and society moving.
Routes into and out of Russia, Ukraine, and Belarus are suspended.
More than 50 years of incessant innovation and strategic leadership give us the ability — and responsibility — to shape a more prosperous and sustainable world, with greater opportunity for all. As we strive to make supply chains smarter for everyone, we put our values of flexibility, efficiency, and intelligence into action — from the in-kind shipping of disaster relief supplies where and when they’re needed most, to increasing the amount of renewable energy powering our facilities, to supporting our team members with upskilling and tuition reimbursement. We remain committed to delivering transparent and timely updates on our management of sustainability matters that are aligned with our company’s strategic focus.

The 2025 Corporate Responsibility Report discusses our sustainability strategies, programs, and progress toward our goals. Explore our goals and progress at fedex.com/en-us/sustainability/reports.html.
*
The information on the 2025 Corporate Responsibility Report webpage, the Corporate Responsibility Report, or any other information on the FedEx website that we may refer to herein is not incorporated by reference into, and does not form any part of, this proxy statement. Materiality, as used in the Corporate Responsibility Report and related disclosures, is different than the definition used in the context of filings with the Securities and Exchange Commission (“SEC”). Issues deemed material for purposes of such disclosures may not be considered material for SEC reporting purposes. Any targets or goals discussed in our Corporate Responsibility Report and in this proxy statement may be aspirational, and as such, no guarantees or promises are made that these goals will be met. Furthermore, certain statistics and metrics disclosed in this proxy statement and in the Corporate Responsibility Report are estimates and may be based on assumptions that turn out to be incorrect. FedEx does not undertake or assume any obligation to update or revise such information, whether as a result of new information, future events, or otherwise.

A MESSAGE FROM OUR
CHAIRMAN OF THE BOARD
To our stockholders,
This year marks a profound moment in the history of FedEx as we mourn the passing of our founder, Frederick W. Smith. On behalf of the Board of Directors, I extend our deepest gratitude to Fred for his unmatched contribution and unwavering vision.
Fred was a pioneer who reshaped the world of logistics and global commerce. His relentless drive, bold thinking, and belief in the power of people created a company that became an indispensable part of how the world connects. For over five decades, Fred’s leadership guided FedEx through extraordinary growth and transformation. With the same courage and commitment he brought to his military and public service, Fred built FedEx on a foundation of service — empowering team members, uplifting communities, and reimagining how goods move across the globe.
As we honor Fred’s extraordinary legacy, we look forward with the same spirit he instilled in this company from day one. The principles he lived by — innovation, integrity, and a deep commitment to people — will remain the foundation of everything we do. We will carry that vision forward, with respect for the past and determination for the future.
In connection with our 2025 annual meeting of stockholders to be held on September 29, 2025, I am sharing how FedEx continues to advance its strategic transformation. Guided by a strong commitment to ethics, integrity, and reliability, we uphold rigorous governance practices that support long-term value creation and operational excellence.
In FY26, the Board of Directors will continue its oversight of key efforts that will keep moving FedEx forward. Key to this will be the June 2026 planned separation of FedEx and FedEx Freight — creating two independent, publicly traded industry-leading companies. Both companies will be positioned to pursue focused growth strategies to meet the distinct and evolving global parcel and freight markets. This marks a bold and strategic step forward, one that will enable us to continue delivering value to our stockholders. DRIVE, Network 2.0, Tricolor, digital innovations, and other key focus areas will ensure FedEx is poised for sustainable growth and long-term competitiveness.
I extend my sincere congratulations to former FedEx director David Steiner on his appointment as the United States Postmaster General. David’s strategic insight, steady guidance, and thoughtful contributions during his more than 15 years on our Board of Directors have left a meaningful impact on FedEx.
Replacing David as Chair of the Governance, Safety, and Public Policy Committee is Susan Patricia Griffith. Following the September annual meeting, Tricia will also serve as our Lead Independent Director. Her deep experience as President and CEO of The Progressive Corporation brings thoughtful leadership, strategic clarity, and a strong commitment to innovation and customer-focused values. Her steady judgment and collaborative spirit have made her a trusted voice on the FedEx Board of Directors since 2018.
I am also pleased to announce that the Board has nominated Richard W. Smith for election as a director at the upcoming annual meeting. Richard possesses extensive FedEx experience and will represent the legacy and values of his father and family on the Board of Directors.
With the oversight of the Board of Directors, FY26 will be another year of extraordinary achievement as we continue this transformative journey to create significant value for our customers, team members, stockholders, and communities. Inspired by Fred’s values and the remarkable culture he created, this team will deliver a bright future for FedEx Corporation.
Sincerely,
R. Brad Martin
Chairman of the Board
FedEx Corporation

2025 Proxy Statement	3

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
Items of Business
Voting Proposal		Board Recommendation
1	Elect the thirteen nominees named in the proxy statement as FedEx directors for a one-year term	FOR each director nominee
2	Advisory vote to approve named executive officer compensation	FOR
3	Ratification of the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm for fiscal year 2026	FOR
4	Approval of the amendment to the FedEx Corporation 2019 Omnibus Stock Incentive Plan to increase the number of authorized shares	FOR
5	Act upon one stockholder proposal, if properly presented at the meeting	AGAINST
Stockholders also will consider any other matters that may properly come before the meeting.
How to Attend the Virtual Annual Meeting
FedEx’s 2025 annual meeting of stockholders will be a virtual meeting, conducted exclusively via live audio webcast at www.virtualshareholdermeeting.com/FDX2025. There will not be a physical location for the annual meeting, and you will not be able to attend the meeting in person.
To attend the annual meeting of stockholders at www.virtualshareholdermeeting.com/ FDX2025, you must enter the control number on your proxy card, voting instruction form, or Notice of Internet Availability. Whether or not you plan to attend the virtual annual meeting, we encourage you to vote and submit your proxy in advance of the meeting by one of the methods described to the right. During the meeting, you may ask questions and vote. To vote at the meeting, visit www.virtualshareholdermeeting.com/FDX2025. For more information, please see page 117.
Please Vote Your Shares
Your vote is very important. Please vote your shares whether or not you plan to attend the meeting.
By order of the Board of Directors,
GINA F. ADAMS
Executive Vice President,
General Counsel and Secretary
August 18, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 29, 2025:
The following materials are available at www.proxyvote.com:
The Notice of Annual Meeting of Stockholders to be held September 29, 2025;

The FedEx 2025 Proxy Statement; and

The FedEx Annual Report to Stockholders for the fiscal year ended May 31, 2025.

A Notice Regarding the Internet Availability of Proxy Materials or the proxy statement, form of proxy, and accompanying materials are first being sent to stockholders on or about August 18, 2025.
LOGISTICS
Date and Time Monday, September 29, 2025, at 8:00 a.m. Central Time
Location Online via webcast at www. virtualshareholdermeeting. com/FDX2025
Who Can Vote Stockholders of record at the close of business on August 4, 2025, may vote at the meeting or any postponements or adjournments of the meeting.
HOW TO CAST YOUR VOTE If you are a registered stockholder, you can vote by any of the following methods:

Online
www.proxyvote.com up until 11:59 p.m. Eastern Time on 9/28/2025. For shares held in any FedEx or subsidiary employee stock purchase plan or benefit plan, vote by 11:59 p.m. Eastern Time on 9/25/2025.

By phone
1-800-690-6903; Dial toll-free 24/7 up until 11:59 p.m. Eastern Time on 9/28/2025. For shares held in any FedEx or subsidiary employee stock purchase plan or benefit plan, vote by 11:59 p.m. Eastern Time on 9/25/2025.

Proxy card Completing, signing, and returning your proxy card

At the meeting
You also may vote online during the annual meeting by following the instructions provided on the meeting website during the annual meeting. To vote at the meeting, visit www.virtualshareholdermeeting.
com/FDX2025.

If you are a beneficial owner and received a voting instruction form, please follow the instructions provided by your bank, broker, or other nominee to vote your shares.

4

2025 Proxy Statement	5

Proxy Statement Summary
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find additional information in this proxy statement.
Proposal 1
Election of Directors
		DIRECTOR SINCE	COMMITTEES				OTHER PUBLIC DIRECTORSHIPS
NOMINEE AND POSITION	AGE		AFC	CHRC	CyTOC	GSPPC
SILVIA DAVILA Regional President, Latin America of Danone S.A.	54	2023					Betterware de México, S.A.P.I. de C.V.
MARVIN R. ELLISON Chairman of the Board, President, and Chief Executive Officer of Lowe’s Companies, Inc.	60	2014					Lowe’s Companies, Inc.
STEPHEN E. GORMAN Former Chief Executive Officer of Air Methods Corporation	70	2022					Peabody Energy Corporation
SUSAN PATRICIA GRIFFITH* President and Chief Executive Officer of The Progressive Corporation	60	2018					The Progressive Corporation
AMY B. LANE Former Managing Director and Group Leader, Global Retailing Investment Banking Group, Merrill Lynch & Co., Inc.	72	2022					NextEra Energy, Inc. and TJX Companies Inc.
R. BRAD MARTIN* Chairman of the Board Chairman of RBM Venture Company	73	2011					Westrock Coffee Company
NANCY A. NORTON Retired Vice Admiral, U.S. Navy	60	2022					Leidos Holdings, Inc.
FREDERICK P. PERPALL Chief Executive Officer of The Beck Group	50	2021					Starwood Property Trust, Inc.
JOSHUA COOPER RAMO Chairman and Chief Executive Officer, Sornay, LLC	56	2011
SUSAN C. SCHWAB Professor Emerita at the University of Maryland School of Public Policy	70	2009					Caterpillar Inc. and Marriott International, Inc.
RICHARD W. SMITH Chief Operating Officer – International and Chief Executive Officer – Airline of Federal Express Corporation	47	—
RAJESH SUBRAMANIAM President and Chief Executive Officer of FedEx Corporation	59	2020					The Procter & Gamble Company
PAUL S. WALSH Executive Chairman of the Board of McLaren Group Limited	70	1996					McDonald’s Corporation and UPL Ltd.
AFC – Audit and Finance Committee	CyTOC – Cyber and Technology Oversight Committee	Member	Independent
CHRC – Compensation and Human Resources Committee	GSPPC – Governance, Safety, and Public Policy Committee	Chair

*
If reelected, immediately following the annual meeting Mr. Martin will become executive Chairman and Chairman of the Board and no longer be considered independent and Ms. Griffith will become Lead Independent Director. See pages 32-33 for additional information.

See page 36 for committee memberships immediately following the annual meeting if all of the director nominees are elected.
Your Board of Directors recommends that you vote “FOR” the election of each of the thirteen nominees.	See page 12

6

Proxy Statement Summary – Director Nominee Highlights
Director Nominee Highlights*
Tenure, Age, Gender, and Background

## Independent Director Nominee Tenure**

**9** years
Average Independent Director Nominee Tenure

**4**
Experienced Director Nominees (more than 10 years)

**5**
Newer Director Nominees (6 years or less)

**1**
Medium-Tenure Director Nominee (7 to 10 years)

## Age**

**62** years
Average Age

**5**
Nominees over 70 years

**5**
Nominees 51 to 60 years

**2**
Nominees 61 to 70 years

**1**
Nominee under 50 years

## Board Refreshment

in the past **5** years

**5**
New independent directors have joined our Board

FedEx Corporation

**7**
Independent directors have retired, resigned from our Board, or ceased to qualify as independent

## Gender and Background

**38%**
Female

**31%**
Racially/ Ethnically Diverse

4
Racially/ Ethnically Diverse

**5**
Female

*
Statistics assume all director nominees are elected at the annual meeting. If reelected, immediately following the annual meeting R. Brad Martin will become executive Chairman and Chairman of the Board and no longer be considered independent.

**
As of August 18, 2025

Director Nominee Experience, Qualifications, Attributes, and Skills
The Board believes that it is desirable that the following experience, qualifications, attributes, and skills be possessed by one or more of FedEx’s Board members because of their particular relevance to the company’s business and structure, and these were all considered by the Board in connection with this year’s director nomination process:
Transportation/ Logistics/Supply Chain	International	Financial	Marketing	Retail/ E-commerce

5 Nominees	8 Nominees	6 Nominees	7 Nominees	7 Nominees
Technological/Digital/ Cybersecurity	Energy	Human Resource Management	Government	Risk Management

4 Nominees	4 Nominees	2 Nominees	5 Nominees	7 Nominees
Leadership

13 Nominees

2025 Proxy Statement	7

Proxy Statement Summary – Corporate Governance Highlights
Corporate Governance Highlights
You can find detailed information about our corporate governance policies and practices in the Corporate Governance Matters section of this proxy statement. You can also access our corporate governance documents under the Governance heading on the Investor Relations page of our website at investors.fedex.com. Information contained on our website is not deemed to be incorporated by reference as part of this proxy statement.
Corporate Governance Facts

Proxy Access

Majority Voting for Directors and Resignation Requirement for Directors Who Fail to Receive Majority Vote

Annual Election of All Directors

Annual Board and Committee Self-Evaluations

No Supermajority Voting Provisions in Company’s Charter or Bylaws

Stockholder Right to Call a Special Meeting

Lead Independent Director if Chairman of the Board Not Independent

Independent Directors Meet Regularly in Executive Sessions Without Management Present

Annual Independent Director Evaluation of the CEO

Limit on Number of Other Directorships and Commitments

No Director Serves on More Than Two Other Public Company Boards

No Director Who is a Public Company Executive Officer Serves on More Than One Other Public Company Board

Code of Conduct Applicable to All Directors

Stock Ownership Goal for Directors and Executive Officers

Policies on Recoupment of Incentive Compensation

Policy on Limitation of Severance Benefits

No Poison Pill

8

Proxy Statement Summary – Proposal 2
Proposal 2
Advisory Vote to Approve Named Executive Officer Compensation
Executive Compensation Design

Our executive compensation program is designed not only to retain and attract highly qualified and effective executives but also to motivate them to substantially contribute to FedEx’s future success for the long-term benefit of stockholders and reward them for doing so. We believe there should be a strong relationship between pay and corporate performance, and our executive compensation program reflects this belief.
At our 2024 annual meeting of stockholders, our “say-on-pay” proposal received support from 90.6% of the votes cast.
For additional information, please see “Executive Compensation — Compensation Discussion and Analysis.”

Elements of Compensation
The elements of target total direct compensation for fiscal 2025 are presented below.

ELEMENT AND FISCAL 2025 AVERAGE NEO TARGET PAY MIX[(1)]		DESCRIPTION AND METRICS
SHORT-TERM	**Base Salary**	12%	Fixed cash income to retain and attract highly marketable executives in a competitive market for executive talent.
SHORT-TERM	**Performance-Based AIC**	16%	Annual cash incentive program designed to motivate our executives to achieve annual financial goals and other business objectives and reward them accordingly. Total amount paid is based on achievement of adjusted consolidated operating income objectives and individual performance goals
LONG-TERM	**Performance-Based LTI**	29%	Long-term cash incentive program designed to motivate management to build long-term stockholder value and reward them accordingly. For the FY23–FY25 long-term incentive ("LTI") plan, total payout opportunity was based on: › Achievement of aggregate adjusted earnings-per-share ("EPS") goals for the three-fiscal-year period (weighted at 50% of the total payout opportunity); › Achievement of goals for total capital expenditures as a percentage of total revenue ("CapEx/Revenue") for the three-fiscal-year period (weighted at 25% of the total payout opportunity); and › Achievement of goals related to relative total shareholder return ("TSR") for the three-fiscal-year period (weighted at 25% of the total payout opportunity).
LONG-TERM	**Restricted Stock**	23%	Annual equity incentive awards designed to further align the interests of our executives with those of our stockholders by facilitating significant ownership of FedEx stock. The number of options and shares of restricted stock awarded is primarily based on an officer's position and level of responsibility.
LONG-TERM	**Stock Options**	20%

(1) See page 47 for individual fiscal 2025 target total direct compensation components.
Your Board of Directors recommends that you vote “FOR” this proposal.	See page 42

2025 Proxy Statement	9

Proxy Statement Summary – Proposal 3

Compensation Highlights
Under the fiscal 2025 annual incentive compensation (“AIC”) plan, annual bonus payments were tied to achieving specified levels of fiscal 2025 adjusted consolidated operating income. Consistent with our pay-for-performance philosophy, achievement below the target objective for adjusted consolidated operating income for fiscal 2025 resulted in below-target payouts under the fiscal 2025 AIC plan.

LTI payouts for fiscal 2025 were tied to meeting pre-established aggregate adjusted EPS goals (50%), CapEx/Revenue goals (25%), and relative TSR goals (25%) over a three-fiscal-year period. A significant year-over-year adjusted EPS decline in fiscal 2023 resulted in below-threshold attainment under the EPS component of the FY23 – FY25 LTI plan, while CapEx/Revenue below the maximum objective over the three-fiscal-year period resulted in maximum attainment under this component and relative TSR below the target objective over the three fiscal-year period resulted in below-target attainment under the final component, all resulting in below-target total payouts under the FY23 – FY25 LTI plan.

Officers realize value from the stock options included in the total direct compensation calculation only if the stock price appreciates after the grant date. The exercise price for the fiscal 2025 annual stock option grant to executive officers was $292.13. The closing price of FedEx common stock on August 4, 2025 was $217.49.

Proposal 3
Ratification of the Appointment of Ernst & Young LLP as
FedEx’s Independent Registered Public Accounting Firm

The Audit and Finance Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and has specific policies in place to ensure its independence. The Audit and Finance Committee has appointed Ernst & Young LLP (“Ernst & Young”) to serve as FedEx’s independent registered public accounting firm for fiscal 2026. Ernst & Young has been our independent registered public accounting firm since 2002.
Fees paid to Ernst & Young for fiscal 2025 and 2024 are detailed on page 95.
Representatives of Ernst & Young will attend the meeting, will be given the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Your Board of Directors recommends that you vote “FOR” this proposal.	See page 92
Proposal 4
Approval of the Amendment to the FedEx Corporation 2019
Omnibus Stock Incentive Plan to Increase the Number of Authorized Shares

FedEx relies on equity awards to retain and attract key employees and non-employee Board members and believes that equity incentives are necessary for FedEx to remain competitive in retaining and attracting highly qualified individuals upon whom, in large measure, the future growth and success of FedEx depend. Our stockholders originally approved FedEx’s 2019 Omnibus Stock Incentive Plan, as amended (the “2019 Plan”), at the 2019 annual meeting of stockholders. Following an amendment approved at the 2022 annual meeting of stockholders, the 2019 Plan currently provides that the maximum number of shares of FedEx common stock that may be issued pursuant to awards granted under the 2019 Plan is 22,000,000 shares, of which no more than 1,500,000 shares may be issued as full-value awards (i.e., awards other than stock options or stock appreciation rights). In order to continue the practice of granting equity incentive awards, the Board of Directors is seeking stockholder approval of an amendment to the 2019 Plan to further increase the number of shares authorized for issuance under the
2019 Plan. If approved by our stockholders, the amendment would authorize an additional 2,100,000 shares for issuance under the 2019 Plan, of which up to 2,000,000 may be issuable as full-value awards. The amendment would not make any other changes to the 2019 Plan.
Absent an increase in the number of authorized shares under the 2019 Plan, we do not expect to have sufficient shares to meet our anticipated equity compensation needs beginning in fiscal 2027. We believe that increasing the number of shares issuable under the 2019 Plan is necessary in order to allow FedEx to continue to utilize equity awards to retain and attract the services of key individuals essential to FedEx’s long-term growth and financial success and to further align their interests with those of FedEx’s stockholders.

Your Board of Directors recommends that you vote “FOR” this proposal.	See page 98

10

Proxy Statement Summary – Proposal 5
Proposal 5
One Stockholder Proposal,
if properly presented
Your Board of Directors recommends that you vote “AGAINST” this proposal.	See page 109
Forward-Looking Statements
Certain statements in this proxy statement may be considered “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to FedEx’s financial condition, results of operations, cash flows, plans, objectives, future performance, and business. Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends”, or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the factors that can be found in FedEx’s and its subsidiaries’ press releases and FedEx’s filings with the SEC, including its Annual Report on Form10-K for fiscal 2025. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

2025 Proxy Statement	11

Corporate Governance Matters
Proposal 1
Election of Directors

All of FedEx’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors currently consists of twelve members. The Board proposes that each of the current directors be reelected to the Board. In addition, the Board has nominated Richard W. Smith, Chief Operating Officer — International and Chief Executive Officer — Airline of Federal Express Corporation, for election as a director, upon the recommendation of the Governance, Safety, and Public Policy Committee (“GSPP Committee”).
Effective immediately before the 2025 annual meeting, the size of the Board will be increased to thirteen members. Each of the nominees elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2026 and until his or her successor is duly elected and qualified or until his or her earlier disqualification, death, resignation, or removal.
Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.

Vote Required for Approval

Under FedEx’s majority-voting standard, each of the thirteen director nominees must receive more votes cast “for” than “against” his or her election in order to be elected to the Board. For more information, please see “— Process for Selecting Directors — Nomination Process — Majority-Voting Standard for Director Elections.”

Your Board of Directors recommends that you vote “FOR” the election of each of the thirteen nominees.
Process for Selecting Directors
The Board is responsible for recommending director candidates for election by the stockholders and for electing directors to fill vacancies or newly created directorships. The Board has delegated the screening and evaluation process for director candidates to the GSPP Committee, which identifies, evaluates, and recruits highly qualified director candidates and recommends them to the Board.
Experience, Qualifications, Attributes, and Skills
The GSPP Committee seeks director nominees with the skills and experience needed to properly oversee the interests, risks, and businesses of the company. The Committee carefully evaluates each candidate to ensure that he or she possesses the experience, qualifications, attributes, and skills that the Committee believes are necessary for an effective Board member. These crucial qualities include, among others:
The highest level of personal and professional ethics, integrity, and values; An inquiring and independent mind;	Practical wisdom and mature judgment; Expertise that is useful to FedEx and complementary to the background and experience of other Board members; and	Willingness to represent the best interests of all stockholders and objectively appraise management performance.
In addition to the qualifications that each director nominee must have, the Board believes that one or more of FedEx’s Board members should possess the experience and expertise listed below because of their particular relevance to the company’s business, strategy, and structure. These were all considered by the Board in connection with this year’s director nomination process.

12

Corporate Governance Matters – Process for Selecting Directors
TRANSPORTATION/LOGISTICS/SUPPLY CHAIN MANAGEMENT EXPERIENCE	ENERGY EXPERTISE
INTERNATIONAL EXPERIENCE	HUMAN RESOURCE MANAGEMENT EXPERTISE
FINANCIAL EXPERTISE	GOVERNMENT EXPERIENCE
MARKETING EXPERTISE	RISK MANAGEMENT EXPERTISE
RETAIL/E-COMMERCE EXPERTISE	LEADERSHIP EXPERIENCE
TECHNOLOGICAL/ DIGITAL/CYBERSECURITY EXPERTISE
While the Board of Directors does not maintain a formal diversity policy, it seeks in its members a blend of personal and professional experiences, perspectives, and backgrounds, as well as institutional knowledge and personal chemistry, resulting in a high-performing Board of Directors that provides sound and prudent guidance with respect to all of FedEx’s operations and interests.
Nomination Process
Nomination of Director Candidates
The GSPP Committee identifies, evaluates, and recruits director candidates, considers the advisability of adding new directors to the current composition of the Board, and evaluates and recommends existing director nominees to the Board as follows:

2025 Proxy Statement	13

Corporate Governance Matters – Process for Training and Evaluating Directors
Stockholder Recommendations
The GSPP Committee will consider director nominees recommended by stockholders. To recommend a prospective director candidate for the GSPP Committee’s consideration, stockholders may submit the candidate’s name, qualifications, including whether the candidate satisfies the requirements set forth in our Corporate Governance Guidelines and discussed in “— Process for Selecting Directors — Experience, Qualifications, Attributes, and Skills,” and other relevant biographical information in writing to: FedEx Corporation Governance, Safety, and Public Policy Committee, c/o Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120. FedEx’s Bylaws require stockholders to give advance notice of stockholder proposals and nominations of director candidates. For more information, please see “Stockholder Proposals and Director Nominations for 2026 Annual Meeting.”
Majority-Voting Standard for Director Elections
FedEx’s Bylaws require that we use a majority-voting standard in uncontested director elections and a resignation requirement for directors who fail to receive the required majority vote. The Bylaws also prohibit the Board from reverting to a plurality-voting standard without the affirmative vote of the holders of at least a majority of the voting power of all the shares of FedEx stock entitled to vote generally in the election of directors, voting together as a single class. Under the majority-voting standard, a director nominee must receive more votes cast “for” than “against” his or her election in order to be elected to the Board. In accordance with the majority-voting standard and resignation requirement, each director who is standing for reelection at the annual meeting has tendered an irrevocable resignation from the Board of Directors that will take effect if  (i) the director does not receive more votes cast “for” than “against” his or her election at the annual meeting, and (ii) the Board accepts the resignation. FedEx’s Bylaws require the Board of Directors, within 90 days after certification of the election results, to accept the director’s resignation unless there is a compelling reason for the director to remain on the Board and to promptly disclose its decision (including, if applicable, the reasons for rejecting the resignation) in a filing with the SEC.
Process for Training and Evaluating Directors
New Director Orientation
FedEx has a New Director Orientation Program that enables new members of the Board to quickly become active and effective Board members. The program includes, among other things, an overview of fiduciary duties and responsibilities of directors, individual meetings with key members of the Board and senior management, facility tours, and attending at least one meeting of each Board committee of which the new director is not a member during his or her first two years as a Board member in order to gain a better understanding of committee functions. The process is tailored to take into account the individual needs of each new director.
The GSPP Committee is responsible for overseeing the New Director Orientation Program and the Executive Vice President, General Counsel and Secretary is responsible for administering the program and reporting to the GSPP Committee the status of the orientation process with respect to each new director. The orientation process is designed to provide new directors with comprehensive information about the company’s business, strategy, capital structure, financial performance, risk oversight, evaluation of management, and executive compensation practices, as well as the policies, procedures, and responsibilities of the Board and its committees.
Continuing Director Education
FedEx provides continuing director education through individual speakers at Board meetings, generally four times per year. The company receives feedback from the directors on potential topics that would be useful for these discussions. In addition to facilitating these customized in-house programs, FedEx monitors pertinent developments in director education and recommends valuable outside programs for Board committee chairpersons to attend. The GSPP Committee reviews the company’s director education process on an annual basis to ensure the continuing education provided serves to further directors’ knowledge in their oversight responsibilities.
Board and Committee Evaluations
The GSPP Committee oversees an annual performance evaluation of each committee of the Board and the Board as a whole. Each Board member also completes an individual self-assessment, and those responses are provided to the Chairman of the Board and the chairperson of the GSPP Committee.
The GSPP Committee reviews and discusses the evaluation results for each committee and the Board as a whole. Each committee discusses its annual evaluation results and identifies any opportunities for improvement. The chairperson of the GSPP Committee reports the results to the Board of Directors, including any action plans. The chairperson also reports to the Board the results of the full Board assessment. The Chairman of the Board and chairperson of the GSPP Committee discuss any notable results from the individual director self-assessments with the relevant directors.
As part of the evaluation, our directors consider the Board’s processes to ensure, among other things, that its leadership structure remains effective, that Board and committee meetings are conducted in a manner that promotes candid and constructive dialogue, sufficient time has been allocated for such meetings, agenda items reflect key matters of importance to the company, and that the materials provided to the Board and the reports received from management are useful, comprehensive, and timely.

14

Corporate Governance Matters – Nominees for Election to the Board
Nominees for Election to the Board
Below you will find each Board nominee’s biography along with other pertinent information, including a selection of each nominee’s skills and qualifications. Following the biographies, we have included a chart that exhibits the collective experience, qualifications, attributes, and skills of our Board nominees.
SILVIA DAVILA INDEPENDENT
Age: 54 Director Since: 2023 Committees: Compensation and Human Resources Cyber and Technology Oversight Other Public Company Directorships: Betterware de México, S.A.P.I de C.V.
Ms. Davila currently serves as Regional President, Latin America of Danone S.A., a multinational food product company, a position she has held since 2021. She previously served as Senior Vice President, Essential Dairy and Plant Based Latin America of Danone from 2017 to 2021. Ms. Davila served as Vice President and Global Food Chief Marketing Officer of Mars, Inc. from 2014 to 2017. She served in a variety of marketing and brand roles at Mars, Inc., Procter & Gamble Company, and McDonald’s Corporation from 1989 to 2014. Ms. Davila previously served as a director of Fibra Monterrey.
SKILLS AND QUALIFICATIONS

International Experience
Responsible for leading operations in Mexico for all categories in the Latin American region for Danone. Held a variety of roles in Latin America and Europe at Danone, Mars, Procter & Gamble, and McDonalds. Serves as Global Vice President of the International Women’s Forum.

Marketing
Extensive marketing and brand experience in the retail and e-commerce sectors gained from roles at leading consumer companies. Previously served as professor of Strategic Marketing Planning at the Monterrey Institute of Technology.

Technology/Digital/Cybersecurity Significant experience in digital transformation in current and prior roles.
MARVIN R. ELLISON INDEPENDENT
Age: 60 Director Since: 2014 Committees: Audit and Finance Governance, Safety, and Public Policy Other Public Company Directorships: Lowe’s Companies, Inc.
Mr. Ellison serves as Chairman of the Board, President, and Chief Executive Officer of Lowe’s Companies, Inc., a home improvement retailer, serving as Chairman since June 2021 and President and Chief Executive Officer since July 2018. Mr. Ellison served as Chairman of J. C. Penney Company, Inc., an apparel and home furnishings retailer, from August 2016 until May 2018, and Chief Executive Officer from August 2015 through May 2018 (J. C. Penney filed for reorganization in federal bankruptcy court on May 15, 2020). He served as President and CEO-Designee of J. C. Penney from November 2014 through July 2015. From August 2008 through October 2014, Mr. Ellison served as Executive Vice President — U.S. Stores of The Home Depot, Inc., a home improvement specialty retailer. From June 2002 to August 2008, he served in a variety of operational roles at The Home Depot, including as President — Northern Division and as Senior Vice President — Global Logistics. Prior to joining The Home Depot, Mr. Ellison spent 15 years at Target Corporation in a variety of operational roles. He is a former director of J. C. Penney Company, Inc. and H&R Block, Inc.
SKILLS AND QUALIFICATIONS

Financial Has overseen complex accounting and financial matters as CEO of two public companies. An audit committee financial expert, as determined by the Board.
Marketing; Retail/E-Commerce Marketing expert with significant retail and e-commerce expertise through his executive experience at Lowe’s, The Home Depot, and J. C. Penney.
Leadership Significant executive leadership experience gained from executive positions held at Lowe’s, J. C. Penney, and The Home Depot.
Transportation/Logistics/Supply Chain Management Served in a variety of logistics roles during his career, including as Senior Vice President — Global Logistics at The Home Depot.

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Corporate Governance Matters – Nominees for Election to the Board
STEPHEN E. GORMAN INDEPENDENT
Age: 70 Director Since: 2022 Committees: Cyber and Technology Oversight Governance, Safety, and Public Policy Other Public Company Directorships: Peabody Energy Corporation
Mr. Gorman is the former Chief Executive Officer of Air Methods Corporation, a leading domestic provider in the air medical market, a position he held from August 2018 until his retirement in January 2020. Prior to that, he served as the President and Chief Executive Officer of Borden Dairy Company, a fresh milk and value-added dairy processor and distributor, from 2014 until July 2017. Prior to joining Borden Dairy, he served as Executive Vice President and Chief Operating Officer of Delta Air Lines, Inc. from 2008 to 2014 and Executive Vice President — Operations of Delta Airlines from 2007 to 2008. Prior to that, Mr. Gorman served as the President and Chief Executive Officer of Greyhound Lines, Inc. from 2003 to 2007; the Executive Vice President, Operations Support and President, North America for Krispy Kreme Doughnuts, Inc. from 2001 to 2003; and Executive Vice President — Flight Operations & Technical Operations for Northwest Airlines Corp. in 2001. He previously served as a director of Greyhound Lines, Inc., Rohn Industries, Inc., Timco Aviation Services, Inc., Pinnacle Airlines Corporation, and ArcBest Corporation.
SKILLS AND QUALIFICATIONS

Transportation/Logistics/Supply Chain Management Extensive experience in the transportation industry as CEO and COO of public companies in the aviation and transportation industries.
Financial As a public company CEO, had oversight of financial statements and strategic financial decisions, and led mergers and acquisitions and strategic restructuring activities.
Risk Management Extensive risk management expertise as CEO and COO of public companies in the aviation and transportation industries.
International Has extensive experience as an executive officer of large companies with global operations.

Leadership
Extensive leadership in CEO and other executive officer leadership positions for several large public and private corporations and experience as a public company director, including service as Lead Independent Director (ArcBest Corporation).

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Corporate Governance Matters – Nominees for Election to the Board
SUSAN PATRICIA GRIFFITH INDEPENDENT
Age: 60 Director Since: 2018 Committees: Compensation and Human Resources Governance, Safety, and Public Policy Other Public Company Directorships: The Progressive Corporation
Ms. Griffith currently serves as President and Chief Executive Officer of The Progressive Corporation, a leading property and casualty insurance company, positions she has held since July 2016. Prior to being named President and Chief Executive Officer, Ms. Griffith served as Progressive’s Personal Lines Chief Operating Officer from April 2015 through June 2016 and Vice President from May 2015 through June 2016. She joined Progressive as a claims representative in 1988 and has served in many key leadership positions during her tenure. Ms. Griffith held several managerial positions in the Claims division before being named Chief Human Resources Officer in 2002. In 2008, she returned to the Claims division as the group president, and prior to being named Personal Lines Chief Operating Officer, she was President of Customer Operations from April 2014 to March 2015. Ms. Griffith was named one of FORTUNE magazine’s “Most Powerful Women in Business” in 2016 and 2017. She is a former director of The Children’s Place, Inc.
SKILLS AND QUALIFICATIONS

Marketing; Retail/E-Commerce Extensive executive and managerial experience in an industry that emphasizes distinctive advertising and marketing campaigns.
Leadership Has held a series of executive leadership positions at The Progressive Corporation, including her role as President and CEO.

Technological/Digital/Cybersecurity
Executive and managerial experience at a company that relies heavily on its ability to adapt to change, innovate, develop, and implement new applications and other technologies.

Risk Management; Human Resource Management
Extensive risk management expertise as President and CEO at The Progressive Corporation; has held several other managerial positions, including Chief Human Resources Officer, at The Progressive Corporation.

AMY B. LANE INDEPENDENT
Age: 72 Director Since: 2022 Committees: Audit and Finance Compensation and Human Resources Other Public Company Directorships: NextEra Energy, Inc. and TJX Companies Inc.
Ms. Lane is the former Managing Director and Group Leader of the Global Retailing Investment Banking Group at Merrill Lynch & Co., Inc., an investment banking firm, a position she held from 1997 until her retirement in 2002. Ms. Lane previously served as Managing Director at Salomon Brothers, Inc., an investment banking firm, where she founded and led the retail industry investment banking unit, having joined Salomon Brothers in 1989. Ms. Lane also previously served as a director of GNC Holdings, Inc. and as a member of the Board of Trustees of Urban Edge Properties.
SKILLS AND QUALIFICATIONS

Financial
Earned an MBA in Finance from The Wharton School, University of Pennsylvania. Has numerous years of experience in financial services, capital markets, finance, and accounting, and public company audit and finance committee experience, including as a chair.

Retail/E-Commerce
Founded and led the retail industry investment banking units at Salomon Brothers and Merrill Lynch and is a member of the Board of TJX Companies Inc., a leading global off-price retailer.

Energy Member of the Board of NextEra Energy, Inc., a leading clean energy company.

Leadership
Significant executive leadership, management, and strategy expertise as the former leader of two investment banking practices covering the global retailing industry and service as a director on numerous public company boards.

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Corporate Governance Matters – Nominees for Election to the Board
R. BRAD MARTIN INDEPENDENT* — CHAIRMAN OF THE BOARD

Age: 73
Director Since: 2011
Committees:
Audit and Finance
(Chair)
Other Public Company
Directorships:
Westrock Coffee
Company
*
If reelected, immediately following the annual meeting Mr. Martin will become executive Chairman and Chairman of the Board and no longer be considered independent.

Mr. Martin is Chairman of RBM Venture Company, a private investment company, a position he has held since 2007. He previously served as Chairman and Chief Executive Officer of Riverview Acquisition Corp., an investment company, from April 2021 until its merger with Westrock Coffee Company in August 2022. Mr. Martin was formerly the Chairman of the Board of Chesapeake Energy Corporation, a producer of oil, natural gas, and natural gas liquids, a position he held from October 2015 to February 2021. He was Chairman and Chief Executive Officer of Saks Incorporated from 1989 to 2006 and remained Chairman until his retirement in 2007. He is the former Interim President of the University of Memphis, a position he held from July 2013 until May 2014. He was previously a director of Chesapeake Energy Corporation, First Horizon National Corporation, Caesars Entertainment Corporation, Dillard’s, Inc., Gaylord Entertainment Company, lululemon athletica inc., Ruby Tuesday, Inc., and Riverview Acquisition Corp. Additionally, he has agreed to serve as Chairman of the Board of the new publicly traded company to be created upon the planned spin-off of FedEx Freight.
SKILLS AND QUALIFICATIONS

Financial; Risk Management
Earned an MBA from Vanderbilt University. As a former CEO of a public company, he actively supervised the CFO, and has significant public company audit committee experience, including as a chair. An audit committee financial expert, as determined by the Board. Former chair of the First Horizon National Corporation Executive and Risk Committee.

Marketing; Retail/E-Commerce Gained valuable retail marketing experience and successfully applied his marketing expertise as the former CEO of Saks, a leading department store retailer.
Energy; Transportation/Logistics/Supply Chain Management Former member of the board of Pilot Travel Centers LLC and former Chairman of the Board of Chesapeake Energy Corporation.
Government Former Tennessee state representative.

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Corporate Governance Matters – Nominees for Election to the Board
NANCY A. NORTON INDEPENDENT
Age: 60 Director Since: 2022 Committees: Cyber and Technology Oversight (Chair) Other Public Company Directorships: Leidos Holdings, Inc.
Vice Admiral Norton is the retired Director of the Defense Information Systems Agency (DISA), a U.S. Department of Defense combat support agency, and commander, Joint Force Headquarters Department of Defense Information Network, positions she held from February 2018 through February 2021 after serving as Vice Director of DISA from August 2017 through February 2018. Vice Admiral Norton served over 34 years of active duty service as an officer in the U.S. Navy. She served as the director, Command, Control, Communications and Cyber Directorate, U.S. Pacific Command; director of Warfare Integration for Information Warfare; and held commands and posts in multiple international locations. She is the recipient of numerous personal and campaign awards, including the National Security Agency’s Frank B. Rowlett Award for individual achievement in information security.
SKILLS AND QUALIFICATIONS

Technological/Digital/Cybersecurity
Served as Director of DISA, where her focus was providing information and cyber security tools and support for the U.S. Department of Defense; held numerous other communications and information security senior leadership positions while serving in the U.S. Navy.

Human Resource Management Led global teams as a Vice Admiral in the U.S. Navy and Director of DISA.
International Has extensive experience conducting technology and cyberspace operations as a U.S. Naval officer, including numerous international leadership positions.
Government; Leadership Served for 34 years as an officer in the U.S. Navy; provided leadership and oversight of global team at DISA.
FREDERICK P. PERPALL INDEPENDENT
Age: 50 Director Since: 2021 Committees: Audit and Finance Governance, Safety, and Public Policy Other Public Company Directorships: Starwood Property Trust, Inc.
Mr. Perpall currently serves as Chief Executive Officer of The Beck Group, one of the world’s largest integrated design-build firms, a position he has held since 2013. Mr. Perpall leads the firm’s domestic and international design, planning, and construction business. He also serves on the Board of Councilors for The Carter Center and is President of the United States Golf Association Executive Committee. Mr. Perpall has a bachelor’s and master’s degree from the University of Texas at Arlington and is a member of the American Institute of Architects College of Fellows, an alumnus of Harvard Business School’s Advanced Management Program, and a former Americas Fellow at The Baker Institute at Rice University. He previously served as a director of Triumph Bancorp, Inc.
SKILLS AND QUALIFICATIONS

Risk Management Has extensive experience in an industry where oversight and management of risks related to safety and compliance are mission-critical functions.
Financial Alumnus of Harvard Business School’s Advanced Management Program; public company audit and investment committee member.
Leadership Twelve years of service as Chief Executive Officer of The Beck Group.

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Corporate Governance Matters – Nominees for Election to the Board
JOSHUA COOPER RAMO INDEPENDENT
Age: 56 Director Since: 2011 Committees: Audit and Finance Cyber and Technology Oversight Other Public Company Directorships: None
Mr. Ramo is Chairman and Chief Executive Officer of Sornay, LLC, a strategic advisory firm, a position he has held since January 2021. He previously served as Vice Chairman, Co-Chief Executive Officer, of Kissinger Associates, Inc., a strategic advisory firm, from 2011 through 2020 (he was Vice Chairman since 2011 and Co-Chief Executive Officer since 2015). He served as Managing Director of Kissinger Associates from 2006 to 2011. Prior to joining Kissinger Associates, he was Managing Partner of JL Thornton & Co., LLC, a consulting firm. Before that, he worked as a journalist and served as Senior Editor, Foreign Editor, and then Assistant Managing Editor of TIME Magazine from 1995 to 2003. He is a former director of Starbucks Corporation.
SKILLS AND QUALIFICATIONS

International
Has been a term member of the Council on Foreign Relations, Asia 21 Leaders Program, World Economic Forum’s Young Global Leaders, and Global Leaders of Tomorrow. He co-founded the U.S.-China Young Leaders Forum in conjunction with the National Committee on U.S.-China Relations.

Leadership Chairman and Chief Executive Officer, Sornay, LLC; former Vice Chairman, Co-Chief Executive Officer, of Kissinger Associates.
SUSAN C. SCHWAB INDEPENDENT
Age: 70 Director Since: 2009 Committees: Compensation and Human Resources Cyber and Technology Oversight Other Public Company Directorships: Caterpillar Inc. and Marriott International, Inc.
Ambassador Schwab is currently Professor Emerita at the University of Maryland School of Public Policy, a position she has held since June 2020. Prior to being named Professor Emerita, Ambassador Schwab was a Professor from January 2009 to May 2020. She has also served as a strategic advisor to Mayer Brown LLP, a law firm, since March 2010. She served as U.S. Trade Representative from 2006 to January 2009 and as Deputy U.S. Trade Representative from 2005 to 2006. She was Vice Chancellor of the University System of Maryland and President and Chief Executive Officer of the University System of Maryland Foundation from 2004 to 2005. Ambassador Schwab was Dean of the University of Maryland School of Public Policy from 1995 to 2003. She was Director of Corporate Business Development of Motorola, Inc., an electronics manufacturer, from 1993 to 1995. She was Assistant Secretary of Commerce for the U.S. and Foreign Commercial Service from 1989 to 1993. Ambassador Schwab also serves as Board Chair of the National Foreign Trade Council. She is a former director of The Boeing Company.
SKILLS AND QUALIFICATIONS

International; Government
Board Chair of the National Foreign Trade Council, former U.S. Trade Representative and former Director — General of the U.S. and Foreign Commercial Service (Assistant Secretary of Commerce), the export promotion arm of the U.S. government.

Leadership
Former U.S. Trade Representative, former Director — General of the U.S. and Foreign Commercial Service (Assistant Secretary of Commerce), former President and Chief Executive Officer of the University System of Maryland Foundation, and former Dean of the University of Maryland School of Public Policy.

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Corporate Governance Matters – Nominees for Election to the Board
RICHARD W. SMITH
Age: 47 Director Since: — Committees: None Other Public Company Directorships: None
Mr. Smith serves as Chief Operating Officer — International and Chief Executive Officer — Airline of Federal Express, the world’s largest express transportation company, a position he has held since June 1, 2024. Mr. Smith has held a number of other leadership positions during his 20-year career at FedEx, including President and Chief Executive Officer — Airline and International of Federal Express from April 2023 to May 2024; President and Chief Executive Officer of Federal Express from September 2022 to April 2023; President and Chief Executive Officer-Elect of Federal Express from April 2022 to August 2022; Regional President, The Americas and Executive Vice President, Global Support of Federal Express from 2020 to March 2022; Regional President, U.S. and Executive Vice President, Global Support of Federal Express from 2019 to 2020; and President and Chief Executive Officer of FedEx Logistics from July 2017 to 2019.
SKILLS AND QUALIFICATIONS

Transportation/Logistics/Supply Chain Management; Leadership
In addition to serving as President and Chief Executive Officer of both Federal Express and FedEx Logistics, his FedEx career includes a series of leadership positions in life sciences/healthcare, network planning, and customer solutions. Has helped launch or lead several significant transformation initiatives, including the redesign of the Federal Express international air network through Tricolor. Serves on the board of governors for the International Air Transport Association and the board of directors of Airlines For America.

Energy
Led efforts to begin the transformation to an all-electric vehicle fleet at FedEx and enhance the sustainability of the airline in support of the company’s goal of carbon-neutral global operations by 2040.

Government Oversaw FedEx’s responsibilities as part of the U.S. government’s COVID-19 response task force and the successful distribution of roughly half of all COVID-19 vaccines in the United States.

Risk Management
Serves as the FedEx accountable executive in accordance with Federal Aviation Administration Safety Management System requirements, holding ultimate responsibility for the safety performance of operations conducted pursuant to the company’s air carrier certificate.

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Corporate Governance Matters – Nominees for Election to the Board
RAJESH SUBRAMANIAM
Age: 59 Director Since: 2020 Committees: None Other Public Company Directorships: The Procter & Gamble Company
Mr. Subramaniam serves as President and Chief Executive Officer of FedEx Corporation, a position he has held since June 2022. During his more than 30-year tenure with FedEx, Mr. Subramaniam has served in a multitude of leadership roles, including President and Chief Executive Officer-Elect of FedEx Corporation from March 2022 to May 2022, President and Chief Operating Officer of FedEx Corporation from March 2019 to March 2022, President and Chief Executive Officer of Federal Express, the world’s largest express transportation company, from January 2019 to March 2019, and Executive Vice President and Chief Marketing and Communications Officer of FedEx Corporation from January 2017 to December 2018. He served as Executive Vice President of Marketing and Communications at FedEx Services from 2013 to January 2017. He is a former director of First Horizon National Corporation.
SKILLS AND QUALIFICATIONS

Transportation/Logistics/Supply Chain Management
Over 30 years of experience across the FedEx enterprise in a number of operational leadership roles. Initiated and leads the company’s ongoing transformation initiatives, including Network 2.0 and one FedEx.

International; Leadership
Has held leadership roles at FedEx in the Asia-Pacific region and Canada. Serves as Chair of the U.S.-China Business Council and on the U.S.-India Strategic Partnership Forum, U.S.-India CEO Forum, and board of directors of the Business Roundtable.

Marketing; Retail/E-Commerce
Oversaw all aspects of FedEx’s global marketing and communications, including advertising, brand and reputation, product and business development, e-commerce, revenue and forecasting planning, retail marketing, and digital access.

Technological/Digital/Cybersecurity
Responsible for several landmark developments at FedEx, including the continuing digital transformation of the company, and has had an instrumental role in technology advancements to profitably grow the e-commerce business.

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Corporate Governance Matters – Nominees for Election to the Board
PAUL S. WALSH INDEPENDENT
Age: 70 Director Since: 1996 Committees: Compensation and Human Resources (Chair) Other Public Company Directorships: McDonald’s Corporation and UPL Ltd.
Mr. Walsh is Executive Chairman of the Board of McLaren Group Limited, a luxury automotive, motorsport, and technology company, a position he has held since January 2020. He also currently serves as an advisor for L.E.K. Consulting, a global strategy consulting firm, and TPG Capital LLP, a private investment firm. Mr. Walsh formerly served as Operating Partner at Bespoke Capital Partners LLC, an investment company, and Executive Chairman of Bespoke Capital Acquisition Corp., in each case from August 2016 until June 2021, and he served as Chairman of the Board of Compass Group PLC, a food service and support services company, from February 2014 to December 2020. Mr. Walsh served as Chief Executive Officer of Diageo plc, a beverage company, from 2000 to June 2013 and then served as an advisor to the company from July 2013 through 2014. Mr. Walsh also is an advisor of Chime Communications Limited.. Mr. Walsh was Chairman, President, and Chief Executive Officer of The Pillsbury Company, a wholly owned subsidiary of Diageo plc, from 1996 to 2000, and Chief Executive Officer of The Pillsbury Company from 1992 to 1996. He was previously a director of Avanti Communications Group PLC, Centrica plc, Compass Group PLC, Diageo plc, HSBC Holdings plc, Ontex Group NV, Pace Holdings Corp., RM2 International S.A., TPG Pace Holdings Corp., Unilever PLC, Bespoke Capital Acquisition Corp., and Vintage Wine Estates, Inc.
SKILLS AND QUALIFICATIONS

International Former CEO of a U.K.−based, large multinational corporation.
Financial Has held executive finance positions, including CFO of a major division, at a U.K.−based public company.

Marketing; Retail/E-Commerce
Led a company that owes much of its growth and success to highly effective marketing of its brands. His consumer-centric experience brings a vital and unique perspective to the Board.

Government Has held executive positions at companies where government interface is crucial.

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Corporate Governance Matters – Nominees for Election to the Board
Summary of Director Nominee Experience, Qualifications, Attributes, and Skills
Our director nominees bring to the FedEx Board the experience, qualifications, attributes, and skills depicted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list. It is intended to highlight notable areas of focus for each nominee, and not having a mark does not mean that a particular nominee does not possess that experience, qualification, attribute, or skill.
	DAVILA	ELLISON	GORMAN	GRIFFITH	LANE	MARTIN	NORTON	PERPALL	RAMO	SCHWAB	SMITH	SUBRAMANIAM	WALSH
Transportation/Logistics/Supply Chain Management Experience is a positive attribute as it greatly increases a director’s understanding of our business operations and its management.
International Experience is beneficial given our operations in over 220 countries and territories.
Financial Expertise is important given our use of financial targets as measures of success and the importance of accurate financial reporting and robust internal auditing and controls.
Marketing Expertise is valuable because we emphasize promoting and protecting the FedEx brand, one of our most important assets.
Retail/E-Commerce Expertise is significant because we are strategically focused on the opportunity presented by this massive and fast-growing market.

Technological/Digital/Cybersecurity Expertise is beneficial because attracting and retaining customers and competing effectively depend in part upon the sophistication, security, and reliability of our technology.

Energy Expertise is important as we are committed to protecting the environment and have initiatives under way to reduce our energy use and minimize our environmental impact.
Human Resource Management Expertise is important because our success depends on the talent, dedication, and well-being of our people — our greatest asset.
Government Experience is useful in our highly regulated industry as we work constructively with governments around the world.
Risk Management Expertise is important as we work to identify and manage risks to our business and operations in a complex global environment.
Leadership Experience is critical because we want directors with the experience and confidence to capably advise our senior management team on a wide range of issues.
Audit Committee Financial Expert
The Board of Directors has determined that Marvin R. Ellison and R. Brad Martin are audit committee financial experts as that term is defined in SEC rules.

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Corporate Governance Matters – Nominees for Election to the Board
Director Independence
The Board of Directors has determined that each member of the Audit and Finance, Compensation and Human Resources, and GSPP Committees is independent. With the exception of Rajesh Subramaniam and Richard W. Smith, each of the Board’s current members and director nominees (Silvia Davila, Marvin R. Ellison, Stephen E. Gorman, Susan Patricia Griffith, Amy B. Lane, R. Brad Martin, Nancy A. Norton, Frederick P. Perpall, Joshua Cooper Ramo, Susan C. Schwab, and Paul S. Walsh) is independent and meets the applicable independence requirements of the New York Stock Exchange (including the additional New York Stock Exchange and SEC requirements for Audit and Finance Committee and Compensation and Human Resources Committee members, as applicable, with respect to current committee members) and the Board’s more stringent standards for determining director independence. David P. Steiner served as a director for a portion of fiscal 2025 and resigned from the Board on May 9, 2025 following his appointment as United States Postmaster General. Mr. Steiner was independent during the time he served. Mr. Subramaniam is FedEx’s President and Chief Executive Officer and Mr. R.W. Smith is Federal Express’s Chief Operating Officer — International and Chief Executive Officer — Airline. Additionally, Frederick W. Smith, FedEx’s founder who served as Executive Chairman and Chairman of the Board until June 21, 2025, was not independent.
If reelected, immediately following the annual meeting Mr. Martin will become executive Chairman and Chairman of the Board and will no longer be considered independent. See “— Board Structure — Board Leadership Structure” for more information.
Under the Board’s standards of director independence, which are included in FedEx’s Corporate Governance Guidelines, available under the Governance heading on the Investor Relations page of our website at investors.fedex.com, a director will be considered independent only if the Board affirmatively determines that the director has no direct or indirect material relationship with FedEx, other than as a director. The standards set forth certain categories or types of transactions, relationships, or arrangements with FedEx, as follows, each of which (i) is deemed not to be a material relationship with FedEx, and thus (ii) will not, by itself, prevent a director from being considered independent:
Prior Employment of Director. The director was employed by FedEx or was personally working on FedEx’s audit as an employee or partner of FedEx’s independent auditor, and over five years have passed since such employment, partner, or auditing relationship ended.

Prior Employment of Immediate Family Member. An immediate family member was an officer of FedEx or was personally working on FedEx’s audit as an employee or partner of FedEx’s independent auditor, and over five years have passed since such employment, partner, or auditing relationship ended.

Current Employment of Immediate Family Member. An immediate family member is employed by FedEx in a non-officer position, or by FedEx’s independent auditor not as a partner and not personally working on FedEx’s audit.

Interlocking Directorships. An executive officer of FedEx served on the board of directors of a company that employed the director or employed an immediate family member as an executive officer, and over five years have passed since either such relationship ended.

Transactions and Business Relationships. The director or an immediate family member is a partner, greater than 10% shareholder, director, or officer of a company that makes or has made payments to, or receives or has received payments (other than contributions, if the company is a tax-exempt organization) from, FedEx for property or services, and the amount of such payments has not within any of such other company’s three most recently completed fiscal years exceeded one percent (or $1 million, whichever is greater) of such other company’s consolidated gross revenue for such year.

Indebtedness. The director or an immediate family member is a partner, greater than 10% shareholder, director, or officer of a company that is indebted to FedEx or to which FedEx is indebted, and the aggregate amount of such debt is less than one percent (or $1 million, whichever is greater) of the total consolidated assets of the indebted company.

Charitable Contributions. The director is a trustee, fiduciary, director, or officer of a tax-exempt organization to which FedEx contributes, and the contributions to such organization by FedEx have not within any of such organization’s three most recently completed fiscal years exceeded one percent (or $250,000, whichever is greater) of such organization’s consolidated gross revenue for such year.

In determining each director’s independence, the Board broadly considered all relevant facts and circumstances, including the following immaterial transactions, relationships, and arrangements:
Mr. Ellison and Robert B. Carter (who served as FedEx’s Executive Vice President, FedEx Information Services, and Chief Information Officer until June 30, 2024) serve on the Board of Trustees of the University of Memphis, a non-profit entity to which FedEx makes payments and charitable contributions. The payments and charitable contributions made by FedEx to the University of Memphis in its fiscal 2025 represented 1.1% of the University’s consolidated gross revenue for the year. The payments and charitable contributions made by FedEx to the University of Memphis in its fiscal 2024 represented 1.9% of the University’s consolidated gross revenue for the year, and payments and charitable contributions made by FedEx to the University of Memphis in its fiscal 2023 represented 2.8% of the University’s consolidated gross revenue for the year. The Board determined that Mr. Ellison is an independent director under the Board’s independence standards as he does not have

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Corporate Governance Matters – Nominees for Election to the Board
a direct or indirect material relationship with either FedEx or the University of Memphis, other than as a director or trustee, and does not derive any financial or other personal benefit from these transactions.
FedEx has an ordinary course business relationship with Lowe’s Companies, Inc., an entity for which Mr. Ellison has served as Chairman of the Board since June 2021 and President and Chief Executive Officer and as a director since July 2018. The amount of the payments made by FedEx to Lowe’s (and vice versa) within any of its three most recently completed fiscal years has not exceeded one percent (or $1 million, whichever is greater) of its consolidated gross revenue for such year.

FedEx has an ordinary course business relationship with The Progressive Corporation, an entity for which Ms. Griffith has served as President and Chief Executive Officer and as a director since July 2016. The amount of the payments made by FedEx to Progressive (and vice versa) within any of its three most recently completed fiscal years has not exceeded one percent (or $1 million, whichever is greater) of its consolidated gross revenue for such year.

FedEx has an ordinary course business relationship with McLaren Group Limited, an entity for which Mr. Walsh has served as Executive Chairman of the Board since January 2020. The amount of the payments made by McLaren to FedEx within any of its three most recently completed fiscal years has not exceeded one percent (or $1 million, whichever is greater) of its consolidated gross revenue for such year.

Related Person Transactions
In accordance with the company’s Policy on Review and Preapproval of Related Person Transactions, which is described in more detail below in “— Board Processes and Policies — Policy on Review and Preapproval of Related Person Transactions,” the GSPP Committee has reviewed and approved the following new and existing related person transactions and determined that they remain in the best interests of FedEx and our stockholders:
Mr. Subramaniam’s brother is employed by Federal Express as a manager of information technology.

The sister of Richard W. Smith, Chief Operating Officer — International and Chief Executive Officer — Airline of Federal Express and nominee for election as a director, is employed by FedEx as a staff director of global public policy.

In June 2024, Frederick W. Smith, our former Executive Chairman and Chairman of the Board, purchased a Challenger 650 aircraft (“Aircraft”) through a wholly owned limited liability company (“Aircraft Owner”) for personal use. Following approval by the GSPP Committee and independent members of the Board in July 2024, FedEx entered into the following agreements, effective August 1, 2024, relating to the Aircraft: (1) a dry lease with the Aircraft Owner (“Dry Lease”), which obligated FedEx to arrange for protection and maintenance of the Aircraft and permitted FedEx to use the Aircraft for FedEx business purposes; and (2) a flight support and flight crew services agreement with Mr. Smith (“Support Agreement” and, together with the Dry Lease, the “Aircraft Agreements”) covering expenses related to Mr. Smith’s personal use of the Aircraft. Under the Dry Lease, the Aircraft Owner paid FedEx for actual expenses incurred by FedEx to protect and maintain the Aircraft and a monthly fee for services performed by FedEx personnel. If FedEx uses the Aircraft for FedEx business, FedEx is required to pay an hourly rental rate to the Aircraft Owner, based on operating costs of the Aircraft and the fair market dry lease rate for similar aircraft. Under the Support Agreement, FedEx provided operational support of the Aircraft, and Mr. Smith paid FedEx for operating expenses, flight crew expense, services provided by FedEx personnel, and trip planning services. The financial terms of the Aircraft Agreements were determined on an arms-length basis based upon an analysis of market rates for flight crews and charter flights for comparable aircraft and FedEx’s operating costs. For services provided in fiscal 2025, the Aircraft Owner paid FedEx $1,264,829 pursuant to the Dry Lease and Mr. Smith paid FedEx $1,630,984 pursuant to the Support Agreement. FedEx did not use the Aircraft for FedEx business and did not make any payments to the Aircraft Owner pursuant to the Dry Lease during fiscal 2025. Following Mr. Smith’s unexpected passing, in July 2025 FedEx entered into a new dry lease with the Aircraft Owner (the “New Dry Lease”) and a new a flight support and flight crew services agreement with Stacey D. Smith, the mother of Richard W. Smith and member of the Aircraft Owner (the “New Support Agreement” and, together with the New Dry Lease, the “New Aircraft Agreements”), to allow Mr. Smith’s family to continue to use the Aircraft. The substantive terms of the New Aircraft Agreements are identical to those in the Aircraft Agreements. The GSPP Committee approved the New Aircraft Agreements.

Pursuant to FedEx’s executive security procedures (which are consistent with recommendations of an independent outside security consultant and reviewed annually by the Compensation and Human Resources Committee), FedEx provided Mr. Smith with security services and equipment, including home security systems and residential security patrols and provided personal security services. FedEx will continue to provide security services and equipment for the primary residence of Stacey D. Smith through December 31, 2025 to allow time for the family to assess and obtain substitute security services provided by a third party. Mr. Smith’s estate will fully reimburse FedEx for the cost of such security services. The GSPP Committee approved the continuation of these security services.

Additionally, the following related person transactions took place during fiscal 2025:
FedEx’s policy on personal use of corporate aircraft requires officers to pay FedEx two times the cost of fuel, plus applicable passenger ticket taxes and fees, for personal trips. Pursuant to this requirement, Mr. Smith paid FedEx $734,939 during fiscal 2025 in connection with certain personal use of corporate aircraft.

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Corporate Governance Matters – The Board’s Role and Responsibilities
Richard W. Smith, Mr. Smith’s oldest son, was employed by Federal Express as its Chief Operating Officer — International and Chief Executive Officer — Airline. The compensation of Mr. R.W. Smith for fiscal 2025 (including any incentive compensation amounts and the Black-Scholes value of any stock option award) was $4,594,665.

Mr. Smith’s daughter was employed by FedEx as a staff director of global public policy; Mr. Smith’s brother-in-law was employed by Federal Express as a lead global vehicle technician; and the son-in-law of Mark R. Allen, who served as FedEx’s Executive Vice President, General Counsel and Secretary until September 23, 2024, was employed by FedEx as a managing director in the legal department. The total annual compensation of each of Mr. Subramaniam’s brother, Mr. Smith’s daughter/R.W. Smith’s sister, Mr. Smith’s brother-in-law, and Mr. Allen’s son-in-law for fiscal 2025 (including any incentive compensation and the Black-Scholes value of any stock option award) did not, individually, exceed $388,000.

In fiscal 2017, following the Board’s approval, FedEx entered into a two-year software services agreement with LiveSafe, Inc., a leading mobile risk intelligence solution for safety and security incident prevention, response, and communication. Mr. Smith was a former member of the board of directors of LiveSafe, and an affiliated entity of Mr. Smith invested $7.25 million in LiveSafe’s Series B financings. Mr. Smith’s youngest son was an employee and partial owner of LiveSafe. Under the terms of the agreement, FedEx paid LiveSafe $300,000 per year, in addition to an initial set-up fee of approximately $20,000. In July 2018, following the Board’s approval, FedEx and LiveSafe agreed to amend and extend the agreement through July 2021. Pursuant to the amendment, the number of licensed FedEx users of the LiveSafe application increased, and FedEx paid total license fees of approximately $4.4 million over the three-year term of the agreement. In October 2020, Vector Solutions, an unrelated third party and provider of software solutions for learning, operational readiness, workforce management, and risk reduction, acquired LiveSafe. Following the sale of LiveSafe to Vector Solutions, Mr. Smith and Mr. Smith’s youngest son no longer held any ownership interests in LiveSafe or Vector Solutions, and Mr. Smith’s youngest son is no longer employed by LiveSafe or Vector Solutions. In connection with the sale of LiveSafe, Vector Solutions and Mr. Smith’s youngest son entered into a referral agreement pursuant to which Mr. Smith’s youngest son receives commissions upon the renewal of certain LiveSafe agreements in place prior to the sale, including the FedEx agreement when it was in effect. LiveSafe was previously an integral part of our workplace safety program. Based on the recommendations of our Security and Information Technology leadership, in fiscal 2022 FedEx extended the term of the software services agreement with Vector Solutions (as successor to LiveSafe) for a three-year term beginning July 31, 2021 through July 30, 2024. The GSPP Committee and the independent members of the Board approved the extension of the agreement. FedEx paid an annual license fee of  $1,545,000 for each year of the three-year term based on the current number of licensed FedEx users. Pursuant to the referral agreement, Vector Solutions paid Mr. Smith’s youngest son a commission of  $154,500 per year over the three-year renewal term based on the current number of licensed FedEx users. The agreement was not subsequently renewed upon expiration on July 30, 2024.

The Board’s Role and Responsibilities
FedEx Corporate Governance
Our Board of Directors and management team are committed to achieving and maintaining high standards of corporate governance, as well as a culture of and reputation for the highest levels of ethics, integrity, and reliability. We periodically review our governance policies and practices against evolving standards and make changes when the Board believes they would be in the best interests of the company and our stockholders. We value the perspectives of our stockholders and other stakeholders, including our employees and the communities in which we operate, and take steps to address their concerns where warranted.
In considering possible modifications of our corporate governance policies and practices, our Board and management focus on those changes that are in the best long-term interests of our company, our stockholders, and our other stakeholders.
The following sections summarize our corporate governance policies and practices, including our Board leadership structure and the responsibilities and activities of our Board and its committees. Our corporate governance documents, including our Corporate Governance Guidelines, our Board committee charters, and our Code of Conduct, are available under the Governance heading on the Investor Relations page of our website at investors.fedex.com.
Board Risk Oversight
The Board of Directors’ role in risk oversight at FedEx is consistent with the company’s leadership structure, with management having day-to-day responsibility for assessing and managing the company’s risk exposure and the Board and its committees providing oversight in connection with those efforts, with particular focus on the adequacy of FedEx’s risk management practices and regularly reviewing the most significant risks facing the company. The Board performs its risk oversight role by using several different levels of review. Each regular Board meeting includes a strategic overview by the Chief Executive Officer that describes the most significant issues, including risks, affecting the company, and also includes business updates on each reporting segment. In addition, at least annually, the Board reviews in detail the company’s key businesses and operations. The Board also reviews the risks associated with the company’s financial forecasts and annual business plan.
Additionally, risks are identified and managed in connection with the company’s robust enterprise risk management (“ERM”) process. Our ERM process provides the enterprise with a common framework and terminology to ensure consistency in identification, reporting, and management of key risks. The ERM process is embedded in our strategic financial planning process,

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Corporate Governance Matters – The Board’s Role and Responsibilities
which ensures explicit consideration of risks that affect the underlying assumptions of strategic plans and provides a platform to facilitate integration of risk information in business decision-making.
The Board has four standing committees. The Board has delegated to each of its committees responsibility for the oversight of specific risks that fall within the committee’s areas of responsibility.

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Corporate Governance Matters – The Board’s Role and Responsibilities
Board Oversight of Sustainability and Corporate Responsibility Matters
FedEx is well recognized as a leader not only in the transportation industry and for technological innovation, but also in global sustainability and corporate responsibility. We understand that a sustainable global business is tied to our commitments, strategies, and goals, and we are committed to connecting the world responsibly and resourcefully. Our sustainability and corporate responsibility strategies and programs emphasize long-term performance that creates lasting, positive value for our business, society, and our stakeholders, including customers, team members, suppliers, communities, and stockholders. Our culture, principles, and emphasis on long-term performance have guided our company since our founding over five decades ago. Key elements of our sustainability and corporate responsibility strategy include our “Safety Above All” commitment for all our operations; goal of carbon-neutral global operations by 2040; a sustainable supply chain; a commitment to equality, opportunity, and diversity as the bedrock of our culture; and the robust giving and volunteering platform known as FedEx Cares. Our sustainability and corporate responsibility platform is aligned with our company’s mission and values and embedded it into our strategies, governance, operations, systems, and culture. We conduct regular materiality assessments to help prioritize sustainable growth topics that are most important to our business and stakeholders.
The FedEx Sustainability Leadership Action Committee is responsible for setting, implementing, and reviewing our company-wide sustainability strategy and is chaired by our Chief Sustainability Officer. The Chief Sustainability Officer also oversees the company-wide implementation of our environmental management system and reviews performance on an annual basis. The Chief Sustainability Officer regularly reviews our sustainability programs with the GSPP Committee.
Our governance, operations, culture, and sustainability priorities are closely aligned. The Board is responsible for reviewing and overseeing our culture and evaluating management’s efforts to align corporate culture with our stated values and long-term strategy. Additionally, the Board has delegated to each of its committees responsibility for the oversight of specific aspects of our corporate culture and other sustainability activities that fall within the committee’s areas of responsibility.
The Audit and Finance Committee evaluates the execution and effectiveness of our corporate integrity and compliance programs and regularly discusses with management developments regarding sustainability reporting and disclosures within the financial reporting framework.

The GSPP Committee oversees our sustainability goals, strategies, programs, and disclosures and the management of sustainability- and climate-related risks. The committee is also responsible for overseeing our safety programs and political activities and expenditures.

The Compensation & HR Committee oversees our key human resource management strategies and programs.

The Cyber and Technology Oversight Committee reviews and discusses with management the company’s technologies, policies, processes, and practices for managing and mitigating cyber- and technology-related risks and monitors the company’s business continuity and disaster recovery capabilities and contingency plans.

FedEx is committed to actively supporting the communities we serve worldwide through the strategic investment of our people, resources, and network. We provide financial contributions, in-kind charitable shipping services, and volunteer efforts by our team members to help a variety of non-profit organizations achieve their goals and make a measurable impact on the world.
Sustainability and Corporate Responsibility Highlights
The success of our efforts is built on our sound sustainability practices, which are aligned with our company’s strategic focus. We remain steadfast in transparently sharing our progress in three areas that are central to everything we do — our principles, our planet, and our people. FedEx publishes an annual Corporate Responsibility Report which highlights our commitment to sustainability leadership in the transportation and logistics industry and includes important goals and metrics demonstrating our commitment to fulfilling these responsibilities. Our 2025 Corporate Responsibility Report is available at fedex.com/en-us/sustainability/reports.html.
FedEx also publishes a Global Economic Impact Report that demonstrates how we actively foster global, regional, and local economic growth, empower businesses of all sizes, and make substantial investments in communities around the world. Our 2024 Global Economic Impact Report is available at economicimpact.fedex.com.
The 2025 Corporate Responsibility Report and 2024 Global Economic Impact Report are not incorporated by reference in, and do not form a part of, this proxy statement.

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Corporate Governance Matters – The Board’s Role and Responsibilities
Highlights from the 2025 Corporate Responsibility Report and 2024 Global Economic Impact Report are noted below:
Our Principles
We understand that integrating corporate responsibility principles into our company’s strategic focus is essential to mitigating business risks, enhancing long-term financial performance, and delivering positive value for our business, customers, team members, and stockholders.

FedEx was recognized by Ethisphere as one of the World’s Most Ethical Companies® for the third year in a row in 2025. FedEx was once again the only honoree in the Transportation/Trucking/Railroad industry category in 2025.

In fiscal 2024, we created a global artificial intelligence (“AI”) governance team to manage risks and monitor compliance, and implemented an enterprise-wide AI policy to govern ethical and lawful use of generative AI.

Our Planet
In fiscal 2024, we reduced our Scope 1 emissions by over 6% year-over-year, driven largely by fuel savings from our air operation’s fleet modernization and fuel conservation efforts.

In fiscal 2024, we achieved a 31% reduction in aircraft emissions intensity over a 2005 baseline, largely due to fleet modernization initiatives.

In fiscal 2024, we continued our trend of emissions intensity improvements amid business growth, achieving a 58% reduction in Scope 1 and Scope 2 carbon dioxide equivalent emissions intensity on a revenue basis between fiscal 2009 and fiscal 2024.

In fiscal 2024, we expanded our use of lower-emissions vehicles and energy by operating over 8,000 on- and off-road electric vehicles and generating over 31 gigawatt-hours of on- and off-site solar energy at 34 locations around the world.

Our People
In fiscal 2024, we improved our pickup and delivery preventable vehicle accident rate, highway preventable accident rate, and lost time injury rate, which improved by more than 7% year-over-year.

In fiscal 2024, we provided over $43 million in tuition assistance, supporting over 12,700 team members.

In fiscal 2024, we enrolled approximately 4,500 team members in the Learning Inspired by FedEx (LiFE) program, offering free, online degree opportunities across 30 associate’s and bachelor’s degree programs.

Our Global Impact
We made $55 million in charitable contributions in fiscal 2024.

According to an analysis prepared by Dun & Bradstreet, FedEx indirect contributions to total worldwide net economic output reached an estimated $39 billion in fiscal 2024, a 10% increase over our indirect contributions in fiscal 2023.

We acquired $13.2 billion in goods and services from small business suppliers in the U.S. in fiscal 2024.

Stockholder Engagement
We believe that thoughtful stockholder engagement is important, and we have a long history of such engagement. We have an active stockholder engagement program in which we meet regularly with our largest stockholders to discuss our business strategy, operations, sustainability programs, and corporate governance, as well as other topics of interest to them. Our stockholder engagement efforts allow us to better understand our stockholders’ priorities, perspectives, and concerns, and enable the company to effectively address issues that matter most to our stockholders.
We also give our stockholders the means by which they can communicate with our Board. As discussed in more detail in “— Board Processes and Policies — Communications with Directors,” our stockholders have the ability to communicate directly with any director, any Board committee, or the full Board.

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Corporate Governance Matters – The Board’s Role and Responsibilities
Stockholder Engagement

Q1

Before Annual Meeting of Stockholders

- Discuss any stockholder proposals with proponents
- Publish Annual Report and Proxy Statement, highlighting recent Board and company activities
- Engage stockholders and seek feedback on matters presented for their consideration

Q2

Annual Meeting of Stockholders

- Engage directly with stockholders
- Receive and review voting results for management and stockholder proposals

Q3

After Annual Meeting of Stockholders

- Discuss voting results from annual meeting in light of existing corporate governance and executive compensation practices, as well as any feedback received from stockholders, and determine if any follow-up actions are appropriate
- Review corporate governance trends, recent regulatory developments, and the company's corporate governance documents, policies, and procedures to determine if any changes should be considered
- Determine topics for discussion during off-season stockholder engagement

Q4

Off-Season Engagement and Evaluation of Practices

- Engage with stockholders and other stakeholders regarding topics of interest, including our Board, corporate governance, executive compensation, and sustainability practices to better understand their viewpoints and inform Board discussions
- Attend and participate in investor and corporate governance-related events to learn about emerging trends and issues and further engage stockholders
- Evaluate potential changes to corporate governance or executive compensation practices in light of stockholder feedback and review of practices

Engagement Highlights

Since our last annual meeting, we have engaged with a global and diverse group of approximately 140 stockholders, including actively managed funds, index funds, union and public pension funds, and socially responsible investment funds. This group represented approximately 40% of our institutional ownership and 31% of our outstanding shares. Participants included our President and Chief Executive Officer, Chief Sustainability Officer, Executive Vice President – Chief People Officer, and legal and investor relations teams.

Focus Areas
Business Strategy and Performance Executive Compensation Corporate Culture Human Resource Management	Board Governance, Composition, and Refreshment Climate Change and Other Sustainability Matters Public Policy and Advocacy
Executive Officer Succession Planning
The Board of Directors has in place an effective planning process to select successors to the Chief Executive Officer and other executive officers. The GSPP Committee, in consultation with the Chief Executive Officer, annually reports to the Board on executive officer succession planning. The entire Board works with the GSPP Committee and the Chief Executive Officer to evaluate potential successors to the CEO and other executive officers. Through this process, the Board receives presentations that include qualitative evaluations of potential successors to the Chief Executive Officer and other executive officers. Each Board member has complete and open access to any member of management. We believe this enhances the Board’s oversight of succession planning. The Chief Executive Officer will at all times make available, and periodically provides to the Board, his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals. Additionally, the GSPP Committee periodically reviews and revises as necessary the company’s emergency executive management succession plan, which details the actions to be taken by specific individuals in the event an executive officer suddenly dies, departs unexpectedly, or becomes incapacitated.

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Corporate Governance Matters – Board Structure
Board Structure
Board Leadership Structure
FedEx’s strong and independent Board of Directors effectively oversees our management and provides vigorous oversight of FedEx’s business and affairs in support of our mission of producing superior financial returns for our stockholders by providing high value-added logistics, transportation, and related business services.
FedEx’s Bylaws provide that the Board shall elect a Chairman of the Board of Directors from among its members and that the Chairman of the Board may, but need not be, the Chief Executive Officer. From June 2022 until June 21, 2025, Frederick W. Smith, FedEx’s founder and former Chief Executive Officer, served as both Executive Chairman of FedEx and Chairman of the Board of Directors. During that time, R. Brad Martin served as independent Vice Chairman of the Board, and the chair of the GSPP Committee served as Lead Independent Director. Mr. Smith passed away on June 21, 2025. On June 23, 2025, the Board elected Mr. Martin as independent Chairman of the Board.
In August 2025, upon the recommendation of the Compensation & HR and GSPP Committees, the Board appointed Mr. Martin to serve as executive Chairman and Chairman of the Board, effective immediately following the annual meeting if he is reelected. The decision to appoint Mr. Martin as executive Chairman reflects the significant role Mr. Martin has played as Chairman of the Board since Mr. Smith’s unexpected passing, providing strategic leadership and direction to the Board as well as support to the Chief Executive Officer and other members of FedEx’s executive team. Mr. Martin is an experienced public company leader who will bring to his role as executive Chairman of the Board a deep level of understanding of our business that will allow him to guide the Board’s review of the company’s long-term strategy, establish processes to ensure effective corporate governance and robust management oversight, and engage on key public policy matters affecting the company, all while allowing the Chief Executive Officer to continue to focus on day-to-day operations and executing the company’s strategic vision, including Network 2.0 and our continuing transformation efforts. As executive Chairman, Mr. Martin will not be independent, and he will not serve on any committees of the Board.
Our Corporate Governance Guidelines specify that if the Chairman of the Board is a non-independent director, the chairperson of the Governance, Safety, and Public Policy Committee will be the Lead Independent Director and will have the following responsibilities and authority:
preside at executive sessions of the non-management and independent Board members and, if a Vice Chairman of the Board is not serving, preside at all other meetings of the Board of Directors at which the Chairman of the Board is not present;

serve as a liaison between the Chairman of the Board and independent Board members, it being understood that all Board members have complete and open access to any member of management;

review and approve Board meeting agendas and Board meeting schedules;

consult with the Chairman of the Board with regard to other information sent to the Board of Directors in connection with Board meetings or other Board action;

call meetings of the independent Board members as necessary or appropriate; and

communicate with stockholders of the company, as appropriate, if requested by such stockholders.

If Mr. Martin and Susan Patricia Griffith are each reelected at the annual meeting, Ms. Griffith, as Chair of the GSPP Committee, will become Lead Independent Director immediately following the annual meeting. In appointing Ms. Griffith as Lead Independent Director the Board considered her nearly ten years of ongoing service as President and Chief Executive Officer of a Fortune 100 company, demonstrated independent voice in the boardroom, and excellent working relationships with the other members of the Board.
In addition, under our Corporate Governance Guidelines, the Board may elect an independent director to serve as Vice Chairman. If elected, the Vice Chairman of the Board is the Board’s designated successor to serve as Chairman of the Board. No Vice Chairman is currently serving or elected to serve following the annual meeting. FedEx’s Bylaws provide that a Vice Chairman of the Board shall exercise the powers and perform the duties of the Chairman of the Board when the Chairman of the Board is not present. In addition, if elected the Vice Chairman of the Board has the following responsibilities and authority:
work closely with the Chairman of the Board to assist the Chairman of the Board in carrying out his duties;

provide such other assistance as the Chairman of the Board may request;

communicate with stockholders of the company, as appropriate, if requested by such stockholders; and

such additional responsibilities as may be prescribed by the Board from time to time.

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Corporate Governance Matters – Board Structure
The Board believes that FedEx’s Bylaws and Corporate Governance Guidelines help ensure that strong and independent directors will continue to play the central oversight role necessary to maintain FedEx’s commitment to the highest quality corporate governance. Under our Bylaws and Corporate Governance Guidelines, the Board maintains the following practices, in addition to those described above:
Directors stand for election annually by majority vote.	Under our Bylaws, all members of our Board of Directors are elected annually. In addition, our Bylaws require that we use a majority-voting standard in uncontested director elections in which a director nominee must receive more votes cast “for” than “against” in order to be elected.
Our independent directors hold regular executive sessions.	Our independent Board members meet at regularly scheduled executive sessions without management present. The Chairman of the Board, if independent, or the Lead Independent Director conducts and presides at these meetings. In addition, the Lead Independent Director, if serving, may call such meetings of the independent Board members as he or she deems necessary or appropriate, may be designated to preside at any Board or stockholder meeting if no Vice Chairman is serving, and presides at all Board meetings at which the Chairman of the Board or Vice Chairman (if serving) is not present.
Board members may submit agenda items and request information.	Each Board member may place items on the agenda for Board meetings, raise subjects that are not on the agenda for that meeting, or request information that has not otherwise been provided to the Board. Additionally, the Lead Independent Director (if serving) reviews and approves all Board meeting schedules and agendas and consults with the Chairman of the Board regarding other information sent to the Board in connection with Board meetings or other Board action.
Our Board members interact with management.	Consistent with our philosophy of empowering each member of our Board of Directors, each Board member has complete and open access to any member of management and to the chairperson of each Board committee for the purpose of discussing any matter related to the work of such committee. The Chairman of the Board (if independent) or Lead Independent Director (if serving) also serve as a liaison, but not a buffer, between the Chief Executive Officer and independent Board members.
Our directors are encouraged to interact with stockholders.	If any of our major stockholders asks to speak with any Board member on a matter related to FedEx, we encourage that director to make himself or herself available and will facilitate such interaction. Additionally, the Lead Independent Director and Vice Chairman of the Board (in each case, if serving) are available to communicate with stockholders, as appropriate, if requested by such stockholders.
Our directors can request special Board meetings.	Special meetings of the Board can be called by the Chairman of the Board, the Chief Executive Officer, or the Vice Chairman (if serving) or at the request of two or more directors.
The Board or any Board committee can retain independent advisors.	The Board and each Board committee have the authority to retain independent legal, financial, and other advisors as they deem appropriate.
Our Bylaws provide stockholders a meaningful proxy access right.	Our Bylaws provide stockholders a meaningful proxy access right with the following terms: a 3% ownership threshold and 3-year holding period requirement; a cap on the number of director nominees at two directors or 20% of the Board, whichever is greater; and a stockholder group aggregation limit of 20.
Our Bylaws provide stockholders a right to call a special meeting.	Our Bylaws provide holders of 20% or more of our common stock the right to call a special meeting, subject to the terms of our Bylaws.

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Corporate Governance Matters – Board Structure
Board Committees
The Board of Directors has four standing committees: the Audit and Finance Committee, Compensation & HR Committee, Cyber and Technology Oversight Committee, and GSPP Committee. Each committee’s written charter, as adopted by the Board of Directors, is available on the Investor Relations page of our website at investors.fedex.com under the Governance heading below “Board of Directors.” Committee memberships as of the date of this proxy statement are as follows:
AUDIT AND FINANCE COMMITTEE
COMMITTEE MEMBERS: R. BRAD MARTIN* (CHAIR) Marvin R. Ellison* Amy B. Lane Frederick P. Perpall Joshua Cooper Ramo FY25 MEETINGS HELD 11 COMMITTEE REPORT page 93 * Audit Committee Financial Expert
COMMITTEE FUNCTIONS:
Oversees the independent registered public accounting firm’s qualifications, independence, and performance;

Assists the Board of Directors in its oversight of  (i) the integrity of FedEx’s financial statements, (ii) the effectiveness of FedEx’s disclosure controls and procedures and internal control over financial reporting, (iii) the performance of the internal auditors, (iv) the company’s internal controls and procedures related to its sustainability disclosures, and (v) the company’s financial affairs, including capital structure, allocation, and returns;

Preapproves all audit and allowable non-audit services to be provided by FedEx’s independent registered public accounting firm;

Reviews and discusses with management and the Board of Directors (i) the guidelines and policies that govern the processes by which the company assesses and manages its exposure to risk and (ii) the company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures;

Oversees FedEx’s integrity and compliance programs, including compliance with legal and regulatory requirements, and reviews and discusses with management legislative, regulatory, and other developments regarding sustainability reporting and disclosures within the financial reporting framework; and

Reviews and discusses with management and the Board of Directors (i) the company’s annual business plan and strategic financial outlook; (ii) capital expenditure and lease requests (subject to Board-established approval thresholds) and the company’s ROIC and other financial performance metrics; and (iii) the company’s capital structure and allocation, cash dividend policy, stock repurchase authorizations, debt and equity financings, and material credit agreements.

COMPENSATION AND HUMAN RESOURCES COMMITTEE
COMMITTEE MEMBERS: PAUL S. WALSH (CHAIR) Silvia Davila Susan Patricia Griffith Amy B. Lane Susan C. Schwab FY25 MEETINGS HELD 5 COMMITTEE REPORT page 43
COMMITTEE FUNCTIONS:
Evaluates, together with the independent members of the Board, the performance of each of FedEx’s executive Chairman (if serving) and Chief Executive Officer and recommends their compensation for approval by the independent directors;

Reviews and discusses with management the Compensation Discussion and Analysis and produces a report recommending whether the Compensation Discussion and Analysis should be included in the proxy statement;

Oversees the administration of FedEx’s equity compensation plans and reviews the strategies relating to, and costs and structure of, key employee benefit and fringe-benefit plans and programs;

Helps discharge the Board’s responsibilities relating to the compensation of executive officers; and

Reviews and discusses with management the company’s key human resource management strategies and programs.

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Corporate Governance Matters – Board Structure
CYBER AND TECHNOLOGY OVERSIGHT COMMITTEE
COMMITTEE MEMBERS: NANCY A. NORTON (CHAIR) Silvia Davila Stephen E. Gorman Joshua Cooper Ramo Susan C. Schwab FY25 MEETINGS HELD 7
COMMITTEE FUNCTIONS:
Reviews major cyber and technology-related projects and technology architecture decisions;

Assesses whether FedEx’s cyber and technology programs, including those related to emerging technologies such as artificial intelligence and machine learning, effectively support the company’s business objectives and strategies;

Assists the Board of Directors in oversight of cyber and technology-related risks and management’s efforts to monitor and mitigate those risks; and

Advises FedEx’s senior Data and Technology management team and the Board of Directors on cyber and technology-related matters.

GOVERNANCE, SAFETY, AND PUBLIC POLICY COMMITTEE
COMMITTEE MEMBERS: Susan Patricia Griffith (CHAIR) Marvin R. Ellison Stephen E. Gorman Frederick P. Perpall FY25 MEETINGS HELD 6
COMMITTEE FUNCTIONS:
Identifies individuals qualified to become Board members;

Recommends to the Board of Directors director nominees to be proposed for election at the annual meeting of stockholders;

Recommends to the Board of Directors nominees (including chairpersons) for appointment to Board committees;

Assists the Board of Directors in determining director independence, overseeing Board and committee evaluations, and developing and implementing effective corporate governance programs;

Reviews and discusses with management the company’s safety strategies, policies, programs, and practices and safety-related risk management strategies, programs, and initiatives;

Reviews and discusses with management (i) public policy, political, and legislative trends and matters that affect or may affect the company’s business, performance, strategies, or reputation; (ii) the company’s political activities and participation in the political process; (iii) the company’s contributions to trade associations and other tax-exempt organizations that engage in political activities; (iv) the steps management has taken to identify, assess, and manage risks relating to the company’s political activities and expenditures; (v) the company’s reporting of its political activities and expenditures; and (vi) the company’s Policy on Political Contributions;

Reviews and discusses with management the company’s sustainability goals, strategies, programs, and disclosures and the management of sustainability- and climate-related risks, and reviews and discusses with management the company’s annual Corporate Responsibility Report;

Reviews and discusses the company’s Securities Manual with the Executive Vice President and General Counsel and recommends any proposed changes to the Board of Directors for approval; and

In consultation with the Chief Executive Officer, evaluates potential successors to the Chief Executive Officer and other executive officers and reports annually to the Board of Directors on succession planning, and periodically reviews and approves any changes to the company’s emergency executive management succession plan.

In addition, as discussed above under “— The Board’s Role and Responsibilities — Board Risk Oversight,” each Board committee has responsibility for the oversight of specific risks that fall within the committee’s areas of responsibility. Also, the Audit and Finance Committee is responsible for reviewing and discussing with management the guidelines and policies that govern the processes by which the company assesses and manages its exposure to all risk, including our ERM process.

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Corporate Governance Matters – Board Processes and Policies
The Board of Directors has approved reconstituting the committees so that, immediately following the annual meeting, if all of the director nominees are elected, committee memberships will be as follows:

AUDIT AND FINANCE COMMITTEE	COMPENSATION AND HUMAN RESOURCES COMMITTEE	CYBER AND TECHNOLOGY OVERSIGHT COMMITTEE	GOVERNANCE, SAFETY, AND PUBLIC POLICY COMMITTEE
Marvin R. Ellison (Chair) Amy B. Lane Frederick P. Perpall Joshua Cooper Ramo	Paul S. Walsh (Chair) Silvia Davila Stephen E. Gorman Susan Patricia Griffith Susan C. Schwab	Nancy A. Norton (Chair) Amy B. Lane Joshua Cooper Ramo Susan C. Schwab	Susan Patricia Griffith (Chair) Silvia Davila Stephen E. Gorman Frederick P. Perpall
Board Meetings and Meeting Attendance
During fiscal 2025, the Board of Directors held six regular meetings and three special meetings. The average attendance of all directors at Board and committee meetings was 96%. Each director attended at least 75% of the aggregate meetings of the Board and any committees on which he or she served that were held during the periods that he or she served as a director. Our policy on director attendance at meetings can be found in our Corporate Governance Guidelines, which are available under the Governance heading on the Investor Relations page of our website at investors.fedex.com.
Attendance at Annual Meeting of Stockholders
FedEx expects all Board members to attend annual meetings of stockholders. Each then-current member of the Board of Directors attended the 2024 annual meeting of stockholders.
Board Processes and Policies
Director Mandatory Retirement
FedEx’s Corporate Governance Guidelines provide that a non-management director must retire immediately before the annual meeting of FedEx’s stockholders during the calendar year in which he or she attains age 75. Under this policy, a non-management director may not be nominated to a new term if he or she would be age 75 or older at the end of the calendar year in which the election is held. In order to provide the GSPP Committee and the Board of Directors greater flexibility in director succession planning, the policy provides that the Board of Directors, upon the recommendation of the GSPP Committee, may grant an exception to the mandatory retirement provision for a specific director, with each such exception required to be renewed annually.
Outside Board Service and Commitments
Service as a member of the FedEx Board of Directors is a significant commitment in terms of both time and responsibility. Accordingly, each Board member is encouraged to limit the number of other boards on which he or she serves and be mindful of his or her other existing and planned future commitments, so that such other directorships and commitments do not materially interfere with his or her service as an effective and active member of FedEx’s Board of Directors.
Specifically, the FedEx Corporate Governance Guidelines provide that Board members should not sit on more than three public company boards in addition to the FedEx Board of Directors, and Board members who are executive officers of public companies should not sit on more than one other public company board. Board members must advise the Chairman of the Board and/ or the chairman of the GSPP Committee in advance of accepting an invitation to serve on another board. In addition, given the significant time demands and responsibilities of serving on a public company audit committee, no member of the Audit and Finance Committee may serve on more than two other public company audit committees.
The GSPP Committee reviews our policy on outside board service and commitments included in the FedEx Corporate Governance Guidelines in conjunction with its regular review of corporate governance matters and recommends to the FedEx Board of Directors any appropriate changes. All members of the FedEx Board of Directors are currently in compliance with the limitations on outside board service set forth in the FedEx Corporate Governance Guidelines.
Policy on Poison Pills
The Board of Directors has adopted a policy requiring stockholder approval for any future “poison pill” prior to or within twelve months after adoption of the poison pill. (A poison pill is a device used to deter a hostile takeover. Note that FedEx does not currently have, nor have we ever had, a poison pill.) The policy on poison pills is included in FedEx’s Bylaws and Corporate Governance Guidelines.

36

Corporate Governance Matters – Board Processes and Policies
Policy on Review and Preapproval of Related Person Transactions
The Board of Directors has adopted a Policy on Review and Preapproval of Related Person Transactions, which is included in FedEx’s Corporate Governance Guidelines. The policy requires that all proposed related person transactions (as defined in the policy) and all proposed material changes to existing related person transactions be reviewed and preapproved by the GSPP Committee. To the extent the related person (as defined in the policy) is a director or immediate family member of a director, the transaction or change must also be reviewed and preapproved by the full Board. The policy provides that a related person transaction or a material change to an existing related person transaction may not be preapproved if it would:
Interfere with the objectivity and independence of any related person’s judgment or conduct in carrying out his or her duties and responsibilities to FedEx;

Not be fair as to FedEx; or

Otherwise be opposed to the best interests of FedEx and its stockholders.

The policy requires the GSPP Committee to annually (i) review each existing related person transaction that has a remaining term of at least one year or remaining payments of at least $120,000, and (ii) determine, based upon all material facts and circumstances and taking into consideration our contractual obligations, whether it is in the best interests of FedEx and our stockholders to continue, modify, or terminate the transaction or relationship.
Communications with Directors
Stockholders and other interested parties may communicate directly with the entire Board or any member, committee, or group of independent directors of the Board of Directors by writing to: FedEx Corporation Board of Directors, c/o Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120. Please specify to whom your letter should be directed. The Corporate Secretary of FedEx will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in her opinion, deals with the functions of the Board or its committees or that she otherwise determines requires the attention of any member, group, or committee of the Board of Directors. Board members may at any time review a log of all correspondence received by FedEx that is addressed to Board members and request copies of any such correspondence.
Policy Regulating Trading by Insiders
We have comprehensive and detailed policies and procedures (set forth in the FedEx Securities Manual) that are designed to promote compliance with insider trading laws, rules, and regulations and New York Stock Exchange (“NYSE”) listing standards and regulate trading by our officers, managing and staff directors, Board members, and any other employees having access to material, non-public information about FedEx. The Securities Manual includes information regarding trading windows, blackout periods, explains when transactions in FedEx stock are permitted, and contains a mandatory pre-clearance policy for transactions in FedEx securities by certain insiders, including Board members. The Securities Manual prohibits insiders, including Board members, from trading (or tipping others to trade) in FedEx securities on the basis of  “material, non-public information” until the information has been disclosed to the public. The policy explains the principles governing “material, non-public information” and provides examples of the types of events or information that may be considered material. The GSPP Committee periodically reviews and discusses the Securities Manual with the Executive Vice President and General Counsel and recommends any proposed changes to the Board of Directors for approval. In addition, with regard to FedEx’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.
Hedging and Pledging
The Securities Manual and our Corporate Governance Guidelines also set forth certain types of transactions in FedEx securities that are always prohibited, even when permitted by law, in order to further align the interests of our executive officers and directors with our stockholders’ interests. Specifically, (i) publicly traded (or exchange-traded) options, such as puts, calls, and other derivative securities; (ii) short sales, including “sales against the box”; and (iii) hedging or monetization transactions designed to limit the financial risk of ownership, including prepaid variable forward contracts, equity swaps, collars, exchange funds, and other similar transactions, are prohibited.
The Securities Manual and our Corporate Governance Guidelines also prohibit margin accounts and pledges; however, the (i) Lead Independent Director or Vice Chairman of the Board and the Executive Vice President and General Counsel, with respect to any non-management Board member, the executive Chairman, or the President and Chief Executive Officer; (ii) President and Chief Executive Officer and the senior securities counsel with respect to the Executive Vice President and General Counsel; and (iii) the Executive Vice President and General Counsel, in all other instances, may, as applicable, grant an exception to the prohibition against holding FedEx securities in a margin account or pledging FedEx securities on a case-by-case basis if the requesting person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Executive Vice President and General Counsel will inform the Chairman of the Board and Lead Independent Director (if serving) of any such exception granted.

2025 Proxy Statement	37

Corporate Governance Matters – Directors’ Compensation
Stock Ownership Goal for Directors and Senior Officers
In order to encourage significant stock ownership by our directors and senior officers, and to further align their interests with the interests of FedEx’s stockholders, the Board of Directors has established a goal that (a) each non-management director own FedEx shares valued at five times his or her annual retainer fee within five years after joining the Board and (b) within five years after being appointed to his or her position, each member of senior management own FedEx shares valued at the following multiple of his or her annual base salary:
SENIOR MANAGEMENT POSITION	OWNERSHIP GOAL
Executive Chairman (if serving)		6x annual base salary
President and Chief Executive Officer		6x annual base salary
Other FedEx Executive Officers		3x annual base salary
Executive Vice Presidents who are not Section 16 officers, divisional presidents, regional presidents, and enterprise vice presidents		2x annual base salary
Other Senior Officers		1x annual base salary
For purposes of meeting this goal, unvested restricted stock and restricted stock units are counted, but unexercised stock options are not. The Board also recommends that each director and senior officer retain shares acquired upon stock option exercises until his or her goal is met. The stock ownership goal is included in FedEx’s Corporate Governance Guidelines. As of August 4, 2025, each director currently serving owned sufficient shares to comply with this goal or was within the five-year period to obtain compliance. In addition, each executive officer owned sufficient shares to comply with this goal or was within the five-year period to attain compliance.
Directors’ Compensation
Outside Directors’ Compensation Program
During fiscal 2025 non-management (outside) directors were paid an annual retainer of  $140,000. The Vice Chairman of the Board, Lead Independent Director, and Committee Chairpersons were paid additional annual fees as set forth below:
Vice Chairman of the Board — $30,000

Lead Independent Director — $30,000

Chair, Audit and Finance Committee — $30,000

Chair, Compensation and Human Resources Committee — $25,000

Chair, Cyber and Technology Oversight Committee — $20,000

Chair, Governance, Safety, and Public Policy Committee — $20,000

Non-employee directors may elect to receive their annual retainer in all cash, all shares, or 50% in cash and 50% in shares. The number of retainer shares issued is based on the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the New York Stock Exchange (“NYSE”)) on the date of issuance, with any fractional amounts paid in cash. In addition, each outside director received restricted stock units (“RSUs”) having a target value of  $195,000 that settle in shares of FedEx common stock. The RSUs vest fully one year after the grant date (or the date of the next annual meeting of stockholders, if earlier), and accrue dividend equivalent rights, which are reinvested in additional RSUs. Non-employee directors appointed to the Board after the annual meeting received a prorated annual retainer and RSU award.
Frederick W. Smith and Rajesh Subramaniam, the only FedEx employees who served as directors during fiscal 2025, did not receive any additional compensation for serving as a director.
The Compensation & HR Committee annually reviews director compensation, including, among other things, comparing FedEx’s director compensation practices with those of other companies. In 2025, two data sets were used for comparison: (1) a group of 20 companies ranked closely to FedEx on the Fortune 100 list across a range of industries (which are listed on Appendix A attached hereto) and (2) all publicly traded companies in the Fortune 100 (excluding FedEx). Before making a recommendation regarding director compensation to the Board, the Compensation and Human Resources Committee considers that the directors’ independence may be compromised if compensation exceeds appropriate levels or if FedEx enters into other arrangements beneficial to the directors.

38

Corporate Governance Matters – Directors’ Compensation
Other Compensation
We provide transportation when a non-employee director travels on FedEx business, including to attend meetings of the Board or a committee. From time to time, spouses may be invited to attend certain meetings at the request of the Board. The Board believes this creates a collegial environment that enhances the effectiveness of the Board. If spouses are invited to attend meetings, FedEx provides transportation or covers the cost of the additional travel and related incidental expenses. Any such spousal travel costs are treated by the Internal Revenue Service as taxable income to the applicable director. Non-employee directors do not receive gross-ups to compensate for the resulting income taxes except in connection with the presentation of a retirement gift.
FedEx also offers personal digital protection services to all directors as a perquisite.
Retirement Plan for Outside Directors
In July 1997, the Board of Directors of Federal Express (FedEx’s predecessor) voted to freeze the Retirement Plan for Outside Directors (that is, no further benefits would be earned under this plan). Concurrent with the freeze, the Board amended the plan to accelerate the vesting of the benefits for each outside director who was not yet vested under the plan. This plan is unfunded and any benefits under the plan are general, unsecured obligations of FedEx. Once all benefits are paid from the plan, it will be terminated.
Paul S. Walsh is the only director who served on the Board during fiscal 2025 who is entitled to benefits under this plan. Mr. Walsh has not yet received any plan benefits, which will be paid as a single lump-sum distribution on or before the fifteenth business day of the month immediately following the date of Mr. Walsh’s retirement. In the event of Mr. Walsh’s death, his surviving spouse shall be entitled to receive the lump-sum payment. The following table sets forth the amount payable to Mr. Walsh assuming a hypothetical retirement date of June 1, 2025.
NAME	LUMP SUM PAYMENT AMOUNT ($)
P.S. Walsh	64,626(1)

(1)
Discounted from the age 60 normal retirement date provided for in the plan.

2025 Proxy Statement	39

Corporate Governance Matters – Directors’ Compensation
Fiscal 2025 Director Compensation
The following table sets forth information regarding the compensation of FedEx’s current and former non-employee directors for the fiscal year ended May 31, 2025:
NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS IN LIEU OF CASH RETAINER ($)(2)	RSU AWARDS ($)(3)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)
S. Davila	70,165	69,949	194,877	—	334,991
M.R. Ellison	140,378	—	194,877	—	335,255
S.E. Gorman	140,378	—	194,877	—	335,255
S.P. Griffith	480	139,898	194,877	—	335,255
A.B. Lane	140,378	—	194,877	—	335,255
R.B. Martin	130,429	69,949	194,877	—	395,255
N.A. Norton	160,378	—	194,877	—	355,255
F.P. Perpall	140,378	—	194,877	—	335,255
J.C. Ramo	480	139,898	194,877	—	335,255
S.C. Schwab	70,429	69,949	194,877	—	335,255
D.P. Steiner(6)	50,480	139,898	194,877	—	385,255
P.S. Walsh	165,378	—	194,877	27,957	388,212

(1)
Includes (a) annual retainer payments and committee chairperson fees (as applicable), (b) cash paid in lieu of fractional shares issued to Messrs. Martin, Ramo, and Steiner, Mses. Davila and Griffith, and Ambassador Schwab in connection with their election to receive shares of FedEx’s common stock in lieu of all or a portion of their annual retainer fees, and (c) cash paid in lieu of fractional shares owed upon the vesting of the RSUs and related dividend equivalent rights granted to such director as part of his or her fiscal 2024 director compensation ($378.39 for each of Messrs. Ellison, Gorman, Martin, Norton, Perpall, Ramo, Steiner, and Walsh, Mses. Griffith and Lane, and Ambassador Schwab and $113.66 for Ms. Davila). See “— Outside Directors’ Compensation” above.

(2)
Messrs. Ramo and Steiner and Ms. Griffith elected to receive 100% of their annual retainer ($140,000) in shares of FedEx’s common stock (542 shares each), and Ms. Davila, Mr. Martin, and Ambassador Schwab elected to receive 50% of their annual retainer ($70,000) in shares of FedEx’s common stock (271 shares each). The number of shares received was determined by dividing the dollar amount of the retainer to be paid in shares by the fair market value of our common stock on September 23, 2024 ($258.115), rounded down to the nearest whole share.

(3)
On September 23, 2024, each outside director elected at the 2024 annual meeting received 755 RSUs. The grant date fair value of each such RSU was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 and is set forth in this column. Assumptions used in the calculation of these amounts are included in note 11 to our audited consolidated financial statements for the fiscal year ended May 31, 2025, included in our Annual Report on Form 10-K for fiscal 2025. RSUs granted to the outside directors generally vest fully one year after the grant date (or the date of the next annual meeting of stockholders, if earlier), and accrue dividend equivalent rights, which are reinvested in additional RSUs.

40

Corporate Governance Matters – Directors’ Compensation
(4)
For years prior to fiscal 2024, non-employee directors received stock options as part of FedEx’s director compensation program. The following table sets forth the aggregate number of unvested RSUs and outstanding stock options held by each current or former non-employee director who served during fiscal 2025, as of May 31, 2025:

NAME	RSU AWARDS OUTSTANDING(a)	OPTIONS OUTSTANDING
S. Davila	763	—
M.R. Ellison	763	28,877
S.E. Gorman	763	4,727
S.P. Griffith	763	19,615
A.B. Lane	763	5,567
R.B. Martin	763	28,877
N.A. Norton	763	4,727
F.P. Perpall	763	6,719
J.C. Ramo	763	28,877
S.C. Schwab	763	21,287
D.P. Steiner(6)	—	28,877
P.S. Walsh	763	28,877

(a)
Numbers shown are rounded to the nearest whole share. Includes 8.1346 RSUs accrued as dividend equivalent rights granted to such director as part of his or her fiscal 2024 director RSU grant.

(5)
SEC rules require perquisites and other personal benefits having a total value over $10,000 to be reported in the “All Other Compensation” column. Amounts included in the “All Other Compensation” column above for Mr. Walsh include (i) spousal travel and activities related to attendance at the July 2024 FedEx customer gala held in conjunction with the July 2024 Board meeting ($24,357) and (ii) digital personal protection services ($3,600). No other director had perquisite and other personal benefits over $10,000.

(6)
Mr. Steiner served as a director for a portion of fiscal 2025 but resigned from the Board on May 9, 2025, following his appointment as United States Postmaster General.

2025 Proxy Statement	41

Executive Compensation
Proposal 2
Advisory Vote to Approve Named Executive Officer Compensation

We are asking stockholders to approve, on a non-binding basis, the following advisory resolution at the annual meeting:
“RESOLVED, that the compensation paid to FedEx’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative discussion, is hereby APPROVED.”
This advisory vote is not intended to address any specific element of executive compensation but instead is intended to address the overall compensation of the named executive officers as disclosed in this proxy statement. Consistent with the results of the 2023 stockholder vote on the frequency of its “say-on-pay” advisory vote, FedEx holds the “say-on-pay” advisory vote annually.
Our executive compensation program is designed not only to retain and attract highly qualified and effective executive officers, but also to motivate them to substantially contribute to FedEx’s future success for the long-term benefit of stockholders and reward them for doing so. Accordingly, our Board of Directors and Compensation & HR Committee believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and our executive compensation program reflects this belief. As more fully discussed in the Compensation Discussion and Analysis beginning on page 43:
Annual and long-term incentive payments and stock options continue to represent a significant portion of our executive compensation program. This variable compensation is “at risk” and directly dependent upon the achievement of corporate financial-performance goals or stock price appreciation. In fiscal 2025, 71% of the Chief Executive Officer’s target total direct compensation (“TDC”) consisted of variable, at-risk components. With respect to the other named executive officers, 63% to 65% of their fiscal 2025 target TDC consisted of variable, at-risk components.

In June 2024, the Board of Directors approved the fiscal 2025 AIC plan for our team members, including executive officers. Under the fiscal 2025 AIC plan, annual bonus payments were tied to achieving specified levels of fiscal 2025 adjusted consolidated operating income. Achievement below the target objective for adjusted consolidated operating income for fiscal 2025 resulted in below-target payouts under the fiscal 2025 AIC plan.

LTI payouts for fiscal 2025 were tied to meeting pre-established adjusted EPS goals (50%), CapEx/Revenue goals (25%), and relative TSR goals (25%) over a three-fiscal-year period. A significant year-over-year adjusted EPS decline in fiscal 2023 resulted in below-threshold attainment under the EPS component of the FY23-FY25 LTI plan, while CapEx/Revenue below the maximum objective resulted in maximum attainment under this component and relative TSR below the target objective resulted in below-target attainment under the final component, all resulting in below-target total payouts under the FY23-FY25 LTI plan.

The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of our common stock on the date of grant, so the options will yield value to the executive only if the stock price appreciates. The exercise price for the fiscal 2025 annual stock option grant to executive officers was $292.13. The closing price of FedEx common stock on August 4, 2025 was $217.49.

Our stock ownership goal effectively promotes meaningful and significant stock ownership by our executive officers and further aligns their interests with those of our stockholders. As of August 4, 2025, each of our named executive officers who is a current FedEx employee exceeded the stock ownership goal or was within the five-year period to attain compliance.

In the 2024 executive compensation advisory vote, 90.6% of the voted shares supported the compensation of FedEx’s named executive officers. FedEx continues to make significant efforts to engage with stockholders and solicit feedback on our executive compensation program. We believe these efforts contributed, in part, to the strong stockholder support for FedEx’s executive compensation program reflected in the fiscal 2024 executive compensation advisory vote.

We urge you to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related compensation tables and narrative appearing on pages 43 through 84, which provides detailed information on our compensation philosophy, policies, and practices, and the compensation of our named executive officers.

Your Board of Directors recommends that you vote “FOR” this proposal.

42

Executive Compensation –
Report of the Compensation and Human Resources Committee of the Board of Directors
Effect of the Proposal

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on FedEx, the Board of Directors, or the Compensation & HR Committee. The vote on this proposal will, therefore, not affect any compensation already paid or awarded to any named executive officer and will not overrule any decisions made by the Board of Directors or the Compensation & HR Committee. Even so, the Board of Directors and the Compensation & HR Committee highly value our stockholders’ opinions and will consider the results of this advisory vote when making future executive compensation decisions.

Vote Required for Approval
The affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote is required to approve this proposal.
Report of the Compensation and Human Resources Committee of the Board of Directors
The Compensation & HR Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation & HR Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in this proxy statement and in FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025.
Compensation and Human Resources Committee Members

PAUL S. WALSH Chair	SILVIA DAVILA	SUSAN PATRICIA GRIFFITH	AMY B. LANE	SUSAN C. SCHWAB
Compensation Discussion and Analysis
Our executive compensation program is designed not only to retain and attract highly qualified and effective executive officers, but also to motivate them to contribute substantially to FedEx’s future success for the long-term benefit of stockholders and reward them for doing so.
In this section we discuss and analyze the compensation of our principal executive officer, principal financial officer, and our three other most highly compensated executive officers (the “named executive officers”) for the fiscal year ended May 31, 2025. For additional information regarding compensation of the named executive officers, see “— Summary Compensation Table” and the other compensation-related tables and disclosure below.
2024 Say-on-Pay Advisory Vote Outcome
Each year, the Compensation & HR Committee carefully considers the most recent advisory vote by stockholders to approve named executive officer compensation. In the 2024 advisory vote, 90.6% of the voted shares supported the compensation of FedEx’s named executive officers. The Compensation & HR Committee and Board of Directors interpret this strong level of support as affirmation of the current design, purposes, and direction of FedEx’s executive compensation programs. FedEx continues to make significant efforts to engage with stockholders and solicit feedback on our executive compensation program, which we believe contributed, in part, to the strong stockholder support for FedEx’s executive compensation program reflected in the fiscal 2024 advisory vote. Since the 2024 annual meeting, management engaged with approximately 140 stockholders (including institutional investors representing approximately 40% of our institutional ownership) on a number of issues, including executive compensation.

2025 Proxy Statement	43

Executive Compensation  – Compensation Discussion and Analysis
Over the past four years, based on stockholder feedback, the Compensation & HR Committee incorporated two new metrics into the LTI plans to continue to align executive compensation with stockholder value:
Relative TSR (included as 25% of the total payout opportunity in the FY23-FY25 LTI plan and all active LTI plans); and

ROIC (included as 25% of the total payout opportunity in all active LTI plans)

In its ongoing evaluation of FedEx’s executive compensation programs and practices, the Compensation & HR Committee will continue to consider the results from future stockholder advisory votes to approve named executive officer compensation and continue to reach out to our stockholders to discuss our executive compensation program.
Executive Summary
Fiscal 2025 Business and Incentive Compensation Highlights
We continued to execute on our DRIVE cost saving program initiatives during fiscal 2025 and experienced higher demand for international economy and U.S. ground package services. However, lower demand for our higher yielding priority services and LTL shipping services, coupled with lower yields, including pressure from the mix shift towards deferred offerings and lower fuel surcharges at FedEx Freight, resulted in adjusted consolidated operating income that was below the target objective under our fiscal 2025 AIC plan. Accordingly, and consistent with our pay-for-performance philosophy, below-target payouts were earned by participants under the fiscal 2025 AIC plan, including the named executive officers.
Under our LTI plan for FY23-FY25, which was tied to financial and stock price performance over a three-fiscal-year period (fiscal 2023 through fiscal 2025), a below-target payout was earned in fiscal 2025 by all participants, including the named executive officers. A significant year-over-year adjusted EPS decline in fiscal 2023 resulted in below-threshold attainment under the EPS component (50%) of the FY23-FY25 LTI plan, while CapEx/Revenue below the maximum objective over the three-fiscal-year period resulted in maximum attainment under this component (25%) and relative TSR below the target objective over the three fiscal-year period resulted in below-target attainment under the final component (25%), all resulting in below-target total payouts under the FY23-FY25 LTI plan.
The following table, which details key incentive compensation highlights of the last five fiscal years, demonstrates the pay-for-performance nature of our executive compensation program.
Incentive Compensation Highlights
FY21	FY22	FY23	FY24	FY25
AIC plan paid at maximum	AIC plan paid below target	No AIC plan payout	AIC plan paid below target	AIC plan paid below target
No FY19-FY21 LTI plan payout	No FY20-FY22 LTI plan payout	FY21-FY23 LTI plan paid above target but below maximum	FY22-FY24 LTI plan paid below target	FY23-FY25 LTI plan paid below target
Philosophy
FedEx is consistently ranked among the world’s most admired companies and trusted employers and one of the best brands in the world. Maintaining this reputation and continuing to position FedEx for future success requires high-caliber talent to protect and grow the company in support of our mission of producing superior financial returns for our stockholders. The FedEx approach to executive compensation is designed to achieve the following:
Ensure that executive management’s interests are aligned with FedEx stockholders.

Support the achievement of the FedEx strategy.

Attract, retain, and motivate a highly talented, skilled, and experienced management team.

Differentiate pay based on individual performance, particularly in our annual bonus program, and company performance, particularly in our long-term programs.

Focus on long-term success through a balance of short- and long-term pay programs.

Balance compensation risk with an appropriate combination of fixed and variable pay programs.

Provide a competitive and internally equitable compensation and benefits package.

Each of the named executive officers other than John W. Dietrich is (or was) a longstanding member of our management team. Mr. Dietrich joined FedEx as Executive Vice President and Chief Financial Officer-Elect effective July 17, 2023 and became

44

Executive Compensation  – Compensation Discussion and Analysis
Executive Vice President and Chief Financial Officer effective August 1, 2023. He is an accomplished and seasoned leader in the transportation industry whose unique combination of financial and operational expertise is a strong complement to the existing FedEx leadership team. As a result, our named executive officers are especially knowledgeable about our business and our industry and thus particularly valuable to the company and our stockholders.
As with tenure, position and level of responsibility are important factors in the compensation of any FedEx employee, including our named executive officers. There are internal salary ranges for each level, and annual target bonus percentages, long-term bonus amounts, and the number of stock options and restricted shares awarded are all closely tied to management level and responsibilities.
Our philosophy is to (i) closely align the compensation paid to our executive officers with the performance of the company on both a short-term and long-term basis and (ii) set performance goals that do not promote excessive risk while supporting the company’s core long-term financial goals. Our executive compensation is, in large measure, highly variable and linked to the above goals and the performance of the FedEx stock price over time.
Compensation Objectives and Design-Related Features
We design our executive compensation program to further FedEx’s mission of producing superior financial returns for our stockholders by pursuing the following objectives:
HOW PURSUED
OBJECTIVE	GENERALLY	SPECIFICALLY
Retain and attract highly qualified and effective executive officers.	Pay competitively.	Use comparison survey data as a point of reference in evaluating target levels for TDC, which includes both fixed and variable, at-risk components tied to stock price appreciation and short- and long-term financial performance.
Motivate executive officers to contribute to our future success and to build long-term stockholder value and reward them accordingly.	Link a significant part of compensation to FedEx’s financial and stock price performance, especially long-term performance.	Weight executive compensation program in favor of incentive and equity-based compensation elements (rather than base salary), especially long-term incentive cash compensation and equity incentives in the form of stock options and restricted stock.
Further align executive officer and stockholder interests.	Encourage and facilitate long-term stockholder returns and significant ownership of FedEx stock by executive officers.	Make annual equity-based grants; tie long-term cash compensation to growth in our EPS (which strongly correlates with long-term stock price appreciation), relative TSR, and ROIC; maintain a stock ownership goal for senior officers and encourage each officer to retain shares acquired upon stock option exercises until his or her goal is met.
Market Referencing
Because retention is imperative and tenure and management level are determinative factors, we use external survey data solely as a market reference point to assess the competitiveness of our compensation programs. The target compensation levels of our named executive officers are not designed to correspond to a specific percentile of compensation in those surveys. Instead, our analysis considers multiple market reference points for the analyzed positions to provide us with a reasonable range around which to focus.
For the fiscal 2025 executive compensation review, we considered survey data published by two major consulting firms engaged by the company: Willis Towers Watson and Aon Consulting. Each consulting firm provided target compensation data for general industry companies (excluding financial services companies), including U.S. and multinational companies, in its respective database with annual revenues between $40 billion and $185 billion. These companies are listed in Appendix B. Additionally, in connection with our analysis of market data regarding chief executive officer compensation, we considered data of 20 companies ranked closely to FedEx on the Fortune 100 list, which is intended to provide market data, information, and context from large companies similar in size (as assessed primarily by revenues) across a range of industries.

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Executive Compensation  – Compensation Discussion and Analysis
General industry companies, including U.S. and multinational companies, is the appropriate comparison category because our executive officers are recruited by and from businesses outside of FedEx’s industry peer group. Moreover, our industry peer group does not provide a sufficient number of companies that are of a comparable size to FedEx. Using a robust data sample (126 companies for fiscal 2025) mitigates the impact of outliers, year-over-year volatility of compensation levels, and the risk of selection bias, and increases the likelihood of comparing with companies with executive officer positions similar to ours. Because the annual revenues of these companies vary significantly, each consulting firm used regression analysis to allow for the inclusion of data from a large number of both larger and smaller companies. The data results provided by each firm were then averaged to arrive at blended market compensation data for general industry executive officers.
When we evaluate the elements of compensation of our executive officers in light of the referenced survey data, we consider TDC as illustrated below:
Elements of TDC
SHORT-TERM COMPENSATION		LONG-TERM COMPENSATION
Base Salary	AIC	LTI	Stock Options	Restricted Stock*

*
includes related tax payments

TDC includes AIC at target (i.e., assuming achievement of all objectives) and all long-term components at target. Tax payments on restricted stock awards are included in TDC.
Other elements of compensation of the named executive officers (such as perquisites and retirement benefits) are not included in TDC, consistent with our referenced survey information. These other elements of compensation, however, are reviewed annually and approved by the Compensation & HR Committee.
While we may reference our target executive compensation levels against the survey group of companies, we do not compare our AIC and LTI financial-performance goals against these companies or any other group of companies (other than through the TSR component of certain LTI plans). Rather, as discussed below, our AIC and LTI financial-performance goals are based upon our internal business objectives which, when set each year, represent aggressive goals. Accordingly, the relationship between our financial performance and the financial performance of the survey companies does not affect the relationship between our executive compensation and the executive compensation of that group in a given year.
Pay for Performance
Our executive compensation program is intended not only to retain and attract highly qualified and effective executive officers, but also to motivate them to substantially contribute to FedEx’s future success for the long-term benefit of stockholders and appropriately reward them for doing so. Accordingly, we believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and our executive compensation program reflects this belief. In particular, AIC payments, LTI payments, and stock options represent a significant portion of our executive compensation program, and this variable compensation is “at risk” and directly dependent upon the achievement of corporate financial-performance goals and stock price appreciation.

46

Executive Compensation  – Compensation Discussion and Analysis
The following chart illustrates for each named executive officer the allocation of fiscal 2025 target TDC between base salary and incentive and equity-oriented compensation elements (the restricted stock value includes the related tax payment):
Fiscal 2025 Target TDC Components
*
Does not include special grants of restricted stock and/or stock options to Messrs. Krishnasamy and Smith and Ms. Carere in fiscal 2025.

We believe that long-term performance is the most important measure of our success, as we manage FedEx’s operations and business for the long-term benefit of our stockholders. Accordingly, not only is our executive compensation program weighted towards variable, at-risk pay components, but we also emphasize incentives that are dependent upon long-term corporate performance and stock price appreciation. These long-term incentives include LTI plan cash compensation and equity awards (stock options and restricted stock), which comprise a significant portion of an executive officer’s total compensation. These incentives are designed to motivate and reward our executive officers for achieving long-term corporate financial- and stock price-performance goals and maximizing long-term stockholder value.
The actual compensation paid out in a given year may vary widely from target levels because compensation earned under the AIC and LTI programs is variable and commensurate with the level of achievement of financial- and stock price-performance goals. When we fall short of our business objectives, payments under these variable programs decrease correspondingly. Conversely, when we achieve superior results, we reward our executive officers accordingly under the terms of these programs. In addition, with regard to the stock-option component of TDC, officers realize value from the stock options recognized in the TDC calculation only if the stock price appreciates after the grant date.

2025 Proxy Statement	47

Executive Compensation  – Compensation Discussion and Analysis
The following chart illustrates for each named executive officer the allocation of fiscal 2025 target TDC between short-term components — base salary and AIC — and long-term incentives — LTI, stock options, and restricted stock, including the related tax payment:
Fiscal 2025 Target Long-Term vs. Target Short-Term Compensation

100%
80%
60%
40%
20%
0%
76%
24%
71%
29%
71%
29%
71%
29%
71%
29%
R. Subramaniam
J.W. Dietrich
S. Krishnasamy
J.A. Smith
B.A. Carere
Short-Term
Long-Term

Align Management and Stockholder Interests
We award stock options and restricted stock to create and maintain a long-term economic stake in the company for our officers, thereby aligning their interests with the interests of our stockholders.
All active LTI plans, as well as the FY23-FY25 LTI plan, require the achievement of multiple pre-established financial performance metrics to receive a payout. All LTI plans also include achievement of a pre-established adjusted EPS goal for a three-fiscal-year period as the most heavily weighted performance metric. EPS was selected as the most heavily weighted measure for the LTI plans because growth in our EPS strongly correlates to long-term stock price appreciation, further aligning the interests of senior management with the interests of our stockholders. To further align executive compensation with stockholder returns, relative TSR is included as 25% of the total payout opportunity in the active LTI plans and the FY23-FY25 LTI plan and ROIC is included as 25% of the total payout opportunity in the active LTI plans.
Stock Ownership Goal for Senior Officers
In order to encourage significant stock ownership by FedEx’s senior management, including the named executive officers, and to further align their interests with the interests of our stockholders, the Board of Directors has adopted a stock ownership goal for senior officers, which is included in FedEx’s Corporate Governance Guidelines. With respect to our executive officers, the goal is that within five years after being appointed to his or her position, each officer own FedEx shares valued at the following multiple of his or her annual base salary:
6x for the executive Chairman (if serving);

6x for the President and Chief Executive Officer; and

3x for the other executive officers.

For purposes of meeting this goal, unvested restricted stock is counted, but unexercised stock options are not. Until the ownership goal is met, the officer is encouraged to retain “net profit shares” resulting from the exercise of stock options. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed upon the exercise of options. As of August 4, 2025, each named executive officer exceeded the stock ownership goal or was within the five-year period to attain compliance.

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Executive Compensation  – Compensation Discussion and Analysis
Policy Against Hedging and Pledging Transactions
In addition, we have comprehensive and detailed policies (set forth in the FedEx Securities Manual) that regulate trading by our insiders, including the named executive officers and Board members. The Securities Manual includes information regarding trading windows and blackout periods and explains when transactions in FedEx stock are permitted. See “Corporate Governance Matters — Board Processes and Policies — Policy Regulating Trading by Insiders” and “— Hedging and Pledging” for additional information.
The Securities Manual and our Corporate Governance Guidelines also set forth certain types of transactions in FedEx securities that are always prohibited, even when permitted by law, in order to further align the interests of our executive officers and directors with stockholders’ interests. Specifically, company officers, employees, and Board members are prohibited from, directly or indirectly, purchasing financial instruments or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity or other securities of the company or any of its subsidiaries that were granted as compensation to or that are held, directly or indirectly, by the officer, employee, or Board member, including the following financial instruments and transactions: (1) publicly traded (or exchange-traded) options, such as puts, calls, and other derivative securities; (2) short sales, including “sales against the box”; and (3) hedging or monetization transactions designed to limit the financial risk of ownership, including prepaid variable forward contracts, equity swaps, collars, exchange funds, and other similar transactions.
The Securities Manual and our Corporate Governance Guidelines also prohibit margin accounts and pledges; however, the (i) Lead Independent Director or Vice Chairman of the Board and the Executive Vice President and General Counsel with respect to any non-management Board member, the executive Chairman, or the President and Chief Executive Officer; (ii) the President and Chief Executive Officer and the senior securities counsel with respect to the Executive Vice President and General Counsel; and (iii) the Executive Vice President and General Counsel, in all other instances, may, as applicable, grant an exception to the prohibition against holding FedEx securities in a margin account or pledging FedEx securities on a case-by-case basis if the requesting person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.
Based upon this criterion, such an exception was previously granted with respect to the shares pledged as security by Frederick W. Smith, FedEx’s former Executive Chairman who passed away on June 21, 2025, and Frederick Smith Enterprise Company, Inc. (“Enterprise”). With respect to the shares previously pledged by Mr. Smith and Enterprise as of May 31, 2025:
None of the shares pledged were acquired through a FedEx equity compensation plan.

The pledged shares were not used to shift or hedge any economic risk in owning FedEx shares. These shares collateralized loans used to fund outside personal business ventures and prior purchases of FedEx shares. If Mr. Smith had been unable to pledge these shares, he may have been forced to sell the shares in order to obtain the necessary funds.

The pledged shares represented less than 1% of FedEx’s outstanding shares as of May 31, 2025, and therefore did not present any appreciable risk for investors or the company.

In accordance with our policy, Mr. Smith established his financial capacity to repay the loan without resorting to the pledged shares. Furthermore, Mr. Smith’s unpledged share ownership was very substantial and would likely have been able to prevent any margin call.

No other FedEx executive officer or Board member currently holds FedEx securities that are pledged pursuant to a margin account, loan, or otherwise.

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Executive Compensation  – Compensation Discussion and Analysis
Clawback Policies
In June 2023, the Board of Directors, upon the recommendation of the Compensation & HR Committee, adopted a new FedEx Corporation Policy on Recoupment of Incentive Compensation, or clawback policy, which is available under the Governance heading below “Corporate Governance” on the Investor Relations page of our website at investors.fedex.com. This policy, which replaced the previous policy adopted by the Board in March 2019, was adopted to comply with Section 10D of the Securities Exchange Act of 1934 and the NYSE listing standards adopted in 2023 as mandated by the Dodd-Frank Act. Under the policy, which applies to the company’s current and former Section 16 officers, FedEx must recover erroneously awarded incentive-based compensation on a pre-tax basis (including compensation based on stock price or TSR), subject to very limited exceptions. Recovery is triggered by accounting restatements that correct errors that are material to previously issued financial statements (“Big R” restatements), as well as restatements that correct errors that are not material to previously issued financial statements but would result in a material misstatement if  (a) the errors were left uncorrected in the current report or (b) the error correction was recognized in the current period (“little r” restatements). The policy does not provide for enforcement discretion by the Compensation & HR Committee or Board and requires recovery regardless of whether a covered person engaged in any misconduct or is at fault.
In July 2023, the Board of Directors, upon the recommendation of the Compensation & HR Committee, adopted a second clawback policy, which applies to the company’s current and former Section 16 officers, and enables the recoupment of compensation in certain circumstances outside of a financial restatement. The policy authorizes the Compensation & HR Committee, in its sole discretion, to require the return, repayment, or forfeiture of any equity-based (whether subject to performance conditions or time-based vesting) or cash incentive compensation when it is determined that a Section 16 officer engaged in fraud or willful misconduct in the performance of his or her duties that resulted in reputational or financial harm to FedEx. This policy is also available under the Governance heading below “Corporate Governance” on the Investor Relations page of our website at investors.fedex.com.
Role of the Compensation & HR Committee, its Compensation Consultant, and the Chief Executive Officer
Our Board of Directors is responsible for the compensation of our executive management. The purpose of the Board’s Compensation & HR Committee, which is composed solely of independent directors, is to help discharge this responsibility by, among other things:
Reviewing and discussing with management the factors underlying our compensation policies and decisions, including overall compensation objectives;

Reviewing and discussing with management the relationship between the company’s compensation policies and practices and the company’s risk management, including the extent to which those policies and practices create risks for the company;

Reviewing and approving all company goals and objectives (both financial and non-financial) relevant to the compensation of the Chief Executive Officer;

Reviewing and approving all company goals and objectives relevant to the compensation of the executive Chairman (if serving);

Evaluating, together with the other independent directors, the performance of the executive Chairman (if serving) and the Chief Executive Officer in light of these goals and objectives and the quality and effectiveness of his leadership;

Recommending to the Board for approval by the independent directors each element of the compensation of the executive Chairman (if serving) and the Chief Executive Officer;

Reviewing the performance evaluations of all other executive officers (the Chief Executive Officer is responsible for the performance evaluations of the non-CEO executive officers who report to him);

Reviewing and approving (and, if applicable, recommending to the Board for approval) each element of compensation, as well as the terms and conditions of employment, of these other executive officers;

Granting awards under our equity compensation plans and overseeing the administration of all such plans; and

Reviewing the strategies relating to, and costs and structure of, our key employee benefit and fringe-benefit plans and programs.

The Compensation & HR Committee may form and delegate authority to any subcommittee as it deems appropriate or advisable in accordance with the terms of its written charter. To date, however, the Committee has not formed or delegated authority to any subcommittee.
In furtherance of the Compensation & HR Committee’s responsibilities, the Committee has engaged Meridian Compensation Partners, LLC (the “consultant”) to assist the Committee in evaluating FedEx’s executive compensation, including during fiscal 2025. In connection with this engagement, the consultant reports directly and exclusively to the Committee. The consultant participates in Committee meetings, reviews Committee materials, and provides advice to the Committee upon its request.

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Executive Compensation  – Compensation Discussion and Analysis
For example, the consultant:
updates the Committee on trends and issues in executive compensation and comments on the competitiveness and reasonableness of FedEx’s executive compensation program;

assists the Committee in the development and review of FedEx’s AIC and LTI programs, including commenting on performance measures and the goal-setting process; and

reviews and provides advice to the Committee for its consideration in reviewing compensation-related proxy statement disclosure, including this Compensation Discussion and Analysis, and on any new equity compensation plans or plan amendments proposed for adoption and any new equity awards proposed to be granted.

Other than services provided to the Compensation & HR Committee, the consultant does not perform any services for FedEx. Additionally:
the consultant has robust policies and procedures in place to prevent conflicts of interest;

the fees received by the consultant from FedEx in the consultant’s most recently completed fiscal year represented less than 5% of the consultant’s revenues;

neither the consultant nor any adviser of the consultant had a business or personal relationship with any member of the Compensation & HR Committee or any executive officer of FedEx during fiscal 2025; and

no adviser of the consultant directly owns, or directly owned during fiscal 2025, any FedEx stock.

Accordingly, the Compensation & HR Committee has determined the consultant to be independent from the company and that no conflicts of interest exist related to the consultant’s services provided to the Committee. Compensation & HR Committee preapproval is required for any services to be provided to the company by the Committee’s independent compensation consultant. This ensures that the consultant maintains the highest level of independence from the company, in both appearance and fact.
The Chief Executive Officer, who attends most meetings of the Compensation & HR Committee by invitation of the Committee’s chair, assists the Committee in determining the compensation of all other executive officers by, among other things:
Approving any annual merit increases to the base salaries of the executive officers who report to him within limits established by the Committee;

Approving, as needed, any special base salary adjustments designed to maintain market competitiveness, within limits established by the Committee;

Establishing annual individual performance objectives for the executive officers who report to him and evaluating their performance against such objectives (the Committee reviews these performance evaluations); and

Making recommendations, from time to time, for special stock option, restricted stock, or other equity-based grants (e.g., for motivational or retention purposes) to other executive officers.

During fiscal 2025, the other executive officers did not have a role in determining their own compensation, other than discussing their annual individual performance objectives and results achieved with the Chief Executive Officer (except Mr. Smith, who reported to the Board of Directors).

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Executive Compensation  – Compensation Discussion and Analysis
Compensation Elements and Fiscal 2025 Amounts
Base Salary
Our primary objective with respect to the base salary levels of our executive officers is to provide sufficient fixed cash income to retain and attract these highly marketable executive officers in a competitive market for executive talent. The base salaries of our executive officers are reviewed and adjusted (if appropriate) at least annually to reflect, among other things, economic conditions, base salaries of the officers relative to one another, overall market competitiveness, and the internal salary ranges for the officer’s level.
Effective July 1, 2024, the base salary for Mr. Krishnasamy increased to $836,154 to reflect his new position as Executive Vice President, Chief Digital and Information Officer and Chief Transformation Officer after Robert B. Carter stepped down as Executive Vice President — FedEx Information Services and Chief Information Officer. In this role, Mr. Krishnasamy led the FedEx Data and Technology team as well as FedEx’s ongoing transformation initiatives including DRIVE, Network 2.0, and FedEx Dataworks. Following our annual executive compensation review and a special analysis by the Compensation & HR Committee’s independent consultant, in July 2024 the independent directors, based upon the recommendation of the Compensation & HR Committee, approved increasing Mr. Subramaniam’s annual base salary by 3.4% to $1,500,000, effective October 1, 2024, in light of the competitive market for experienced executive leadership and to more closely align with the median of the market. Additionally, effective October 1, 2024, the annual base salary for each of the other named executive officers was increased by 3%. As a result, the base salaries of our named executive officers effective October 1, 2024, were as follows:
NAME	ANNUAL BASE SALARY ($)
R. Subramaniam	1,500,000
J.W. Dietrich	974,967
S. Krishnasamy	861,239
J.A. Smith	912,024
B.A. Carere	862,089
Following our annual executive compensation review and a market data analysis by the Compensation & HR Committee’s independent consultant, in July 2025 the independent directors, based upon the recommendation of the Compensation & HR Committee, approved increasing Mr. Subramaniam’s annual base salary by 5% to $1,575,000, effective October 1, 2025.
AIC Program
The primary objective of our AIC program is to motivate our people to achieve our annual financial goals and other business objectives and reward them accordingly. The program generally provides an annual cash bonus opportunity to many of our salaried employees on an enterprise-wide basis, including the named executive officers, at the conclusion of each fiscal year. The payout opportunity is based upon the achievement of financial-performance objectives, as well as individual performance objectives as described below.
All of the named executive officers participated in the fiscal 2025 AIC plan. Target AIC payouts are established as a percentage of the executive officer’s base salary actually paid during the fiscal year. Payouts above target levels are based exclusively upon the company’s financial performance (except with respect to the Chief Executive Officer as discussed below). Accordingly, the executive officer receives above-target payouts only if the company exceeds the AIC target objective for annual financial performance.
AIC objectives for company annual financial performance have historically been based upon our business plan for the fiscal year, which is reviewed and approved by the Board of Directors and which reflects, among other things, the risks and opportunities identified in connection with our ERM process. Consistent with our long-term focus and in order to discourage unnecessary and excessive risk-taking, the AIC program has historically measured performance against our business plan, rather than a fixed growth rate or an average of growth rates from prior years, to account for short-term economic and competitive conditions and anticipated strategic investments that may have adverse short-term profit implications. We have historically addressed year-over-year improvement targets through our LTI plans, as discussed below.

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Executive Compensation  – Compensation Discussion and Analysis
Fiscal 2025 AIC Plan Design
In order to continue motivating management to achieve strong financial performance, the performance measure for all participants in the fiscal 2025 AIC plan was adjusted consolidated operating income. In order to ensure that payouts under the fiscal 2025 AIC plan accurately reflected the company’s core financial performance, in June 2024 the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved excluding fiscal 2025 costs incurred in connection with business optimization initiatives related to DRIVE from fiscal 2025 consolidated operating income for purposes of the plan. The Board of Directors determined it was appropriate to minimize the impact of business optimization costs for all plan participants. In June 2025, the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved also excluding (i) costs related to international regulatory and legacy FedEx Ground legal matters, (ii) costs associated with the planned spin-off of FedEx Freight announced in December 2024, and (iii) a noncash impairment charge related to the fiscal 2025 impairment of certain aircraft and related engines from fiscal 2025 adjusted consolidated operating income. See Appendix C for a reconciliation of fiscal 2025 adjusted consolidated operating income used for the fiscal 2025 AIC plan to the most directly comparable GAAP measure.
The adjusted consolidated operating income target objective under the fiscal 2025 AIC plan was higher than the fiscal 2025 business plan objective for adjusted consolidated operating income and required significant year-over-year growth in adjusted consolidated operating income and above-plan performance to achieve a target or above-target payout. The maximum payout opportunity under the plan was 150% of the target amount. The actual payout for plan participants, including the non-CEO named executive officers, also depended on the achievement level of their respective individual performance objectives. The fiscal 2025 AIC payout amount for the Chief Executive Officer was not based on individual performance objectives but could be adjusted by the independent Board members based on their annual evaluation of his performance, as described below.
The fiscal 2025 AIC payout opportunity for each of the named executive officers was based on the achievement of corporate objectives for adjusted consolidated operating income, as described above, and the fiscal 2025 AIC plan did not have a funding floor for the named executive officers. The minimum payout opportunity under the plan for Mr. Subramaniam was zero, as a result of the threshold financial-performance objective and the independent directors’ ability to adjust Mr. Subramaniam’s bonus amount downward based on his annual performance evaluation. The minimum payout opportunity for each other named executive officer was also zero, as a result of the threshold financial-performance objective and Mr. Subramaniam’s ability to adjust each applicable officer’s payout amount downward based on his or her achievement of individual performance objectives established at the beginning of the fiscal year.
After considering our annual executive compensation review and a special analysis by the Compensation & HR Committee’s independent consultant, in July 2024 the independent directors, based upon the recommendation of the Compensation & HR Committee, approved increasing Mr. Subramaniam’s fiscal 2025 target AIC payout to 185% of his base salary actually paid during fiscal 2025 in light of the competitive market for experienced executive leadership and to more closely align with the median of the market. The fiscal 2025 AIC target payouts for the named executive officers, as a percentage of their respective base salary paid during fiscal 2025, were as follows:
NAME	TARGET PAYOUT (AS A PERCENTAGE OF BASE SALARY)(1)
R. Subramaniam	185%
J.W. Dietrich	120%
S. Krishnasamy	120%
J.A. Smith	120%
B.A. Carere	120%

(1)
The maximum fiscal 2025 AIC payout opportunity for each named executive officer was 150% of his or her target bonus.

Chief Executive Officer
The Chief Executive Officer’s fiscal 2025 AIC payout opportunity was based on the achievement of specified levels of adjusted consolidated operating income, as described above. The Chief Executive Officer’s minimum AIC payout opportunity was zero, as a result of the threshold financial-performance objective and the independent directors’ ability to adjust his bonus amount downward based on his annual performance evaluation, as described above.
The Chief Executive Officer’s target AIC payout is set as a percentage of his base salary, and his maximum AIC payout is set as a multiple of the target payout. The independent members of the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved these percentages. The actual AIC payout ranges on a sliding scale based upon the performance of the company against our financial performance objectives.

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Executive Compensation  – Compensation Discussion and Analysis
In addition, the independent members of the Board of Directors, upon the recommendation of the Compensation & HR Committee, may adjust this amount upward or downward, or may determine that no AIC payout is justified, based on their annual evaluation of the Chief Executive Officer’s performance. When performing this evaluation, the Compensation & HR Committee and the independent Board members consider many factors, including the quality and effectiveness of the Chief Executive Officer’s leadership, the execution of key strategic initiatives, and the following corporate performance measures:
FedEx’s stock price performance relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Transportation Average, the Dow Jones Industrial Average, and competitors;

FedEx’s stock price to earnings (P/E) ratio relative to the Standard & Poor’s 500 Composite Index, the Dow Jones Industrial Average, and competitors;

FedEx’s market capitalization;

FedEx’s revenue growth and operating income growth (excluding certain items) relative to competitors;

FedEx’s free cash flow (excluding business acquisitions and voluntary pension contributions), ROIC, and weighted average cost of capital;

Analyst coverage and ratings for FedEx’s stock;

FedEx’s U.S. and international revenue market share;

FedEx’s reputation rankings by various publications and surveys; and

FedEx’s achievement of corporate objectives for financial performance under the AIC program.

None of these factors is given any particular weight in determining whether to adjust the Chief Executive Officer’s bonus amount.
Non-CEO Named Executive Officers
The fiscal 2025 AIC payout opportunity for each non-CEO named executive officer was also based on the achievement of specified levels of adjusted consolidated operating income, as described above. The minimum AIC payout opportunity for each of the non-CEO named executive officers was zero, as a result of the threshold financial-performance objective and the ability of Mr. Subramaniam to adjust the officer’s bonus amount downward based on the achievement of individual performance objectives, as described below. Individual performance objectives are designed to further the company’s business objectives. Achievement of individual performance objectives is generally within each officer’s control or scope of responsibility, and the objectives are intended to be achieved with an appropriate level of effort and effective leadership by the officer. The achievement level of each non-CEO named executive officer’s individual performance objectives is based on Mr. Subramaniam’s evaluation at the conclusion of the fiscal year, which is also reviewed by the Compensation & HR Committee.
The target AIC payout for each non-CEO named executive officer is set as a percentage of the executive’s base salary, and the maximum AIC payout is set as a multiple of the target payout. The actual AIC payout ranges on a sliding scale based upon the performance of the individual and the company against the objectives.
For fiscal 2025, Mr. Subramaniam had discretion to adjust the applicable officer’s bonus amount based on the achievement of individual performance objectives established at the beginning of the fiscal year. Individual performance objectives for the non-CEO named executive officers vary by position and include (but are not limited to):
Guide continued improvement in safety and security across all FedEx operations;

Provide leadership to support the achievement of financial goals;

Guide and support key strategic initiatives;

Enhance the FedEx customer experience and meet goals related to internal metrics that measure customer satisfaction and service quality;

Recruit and develop executive talent and ensure successors exist for all management positions;

Promote the People-Service-Profit culture and Purple Promise commitment throughout the company; and

Maintain the highest standards of corporate governance including continued focus on compliance activities, appropriate sustainability activities, and enhancement of the FedEx worldwide brand and reputation.

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Executive Compensation  – Compensation Discussion and Analysis
Fiscal 2025 AIC Performance and Payouts
The following table shows the threshold, target, and maximum objectives for adjusted consolidated operating income under our fiscal 2025 AIC plan as well as our actual performance (in millions). The actual AIC plan payout ranges on a sliding scale based upon the performance of the company against our financial performance objectives. As discussed above, actual fiscal 2025 adjusted consolidated operating income was below the target objective under the fiscal 2025 AIC plan.
COMPANY PERFORMANCE MEASURE	THRESHOLD	TARGET	MAXIMUM	ACTUAL
Adjusted Consolidated Operating Income(1)	$6,077	$7,245	$7,332	$6,120

(1)
As discussed above, the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of certain items from actual adjusted consolidated operating income for purposes of the fiscal 2025 AIC plan. See Appendix C for a reconciliation of fiscal 2025 adjusted consolidated operating income to the most directly comparable GAAP measure.

The following table sets forth the actual AIC payout for each named executive officer as compared to his or her target AIC payout:
NAME	TARGET AIC PAYOUT ($)	ACTUAL AIC PAYOUT ($)
R. Subramaniam	2,744,166	672,321
J.W. Dietrich	1,158,602	275,168
S. Krishnasamy	1,003,182	250,796
J.A. Smith	1,079,587	261,800
B.A. Carere	1,013,546	240,718
Fiscal 2026 AIC Plan
Given current economic and business uncertainty, we have not established a fiscal 2026 AIC plan for our executive officers as of August 18, 2025.
LTI Program
The LTI program provides a long-term cash payment opportunity to members of management, including the named executive officers, based upon achievement of long-term objectives for financial and stock price performance. The primary objective of our LTI program is to motivate management to contribute to our future success and to build long-term stockholder value and reward them accordingly. The FY23-FY25 LTI plan and other active LTI plans are described below.
FY23-FY25 LTI Plan
The FY23-FY25 LTI plan included three financial performance metrics: (1) adjusted EPS for the three-fiscal-year period, weighted at 50% of the total payout opportunity; (2) CapEx/Revenue for the three-fiscal-year period, weighted at 25% of the total payout opportunity; and (3) relative TSR for the three-fiscal-year period, weighted at 25% of the total payout opportunity.
EPS
The Compensation & HR Committee and Board of Directors determined that EPS was an appropriate financial metric for the FY23-FY25 LTI plan given that growth in EPS strongly correlates to long-term stock price appreciation. Payouts under the EPS component of the FY23-FY25 LTI plan were determined as follows:
No payment unless the three-year average annual adjusted EPS growth rate (“EPS growth rate”) is at least 5%;

Target payout if the EPS growth rate is 15.0%;

Above-target payout if the EPS growth rate is above 15.0%, up to an amount equal to 150% of the target payout if the EPS growth rate is 17.5%;

Above-target payout if the EPS growth rate is above 17.5%, up to a maximum amount (equal to 200% of the target payout) if the EPS growth rate is 20.0% or higher; and

Below-target payout if the EPS growth rate is below 15.0%, down to a threshold amount (equal to 25% of the target payout) if the EPS growth rate is 5%.

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Executive Compensation  – Compensation Discussion and Analysis
CapEx/Revenue
The second metric in the FY23-FY25 LTI plan, CapEx/Revenue, was chosen to incent management to further optimize capital deployment and efficiency over the three-fiscal-year period. The Compensation & HR Committee and the Board of Directors chose to use CapEx/Revenue in combination with the historical EPS metric and relative TSR because it can easily be calculated from publicly available information, is easily understood by all plan participants, and works in conjunction with EPS to improve cash flow. The threshold, target, and maximum payout objectives were established based on the forecasted level of capital expenditures for the three-fiscal-year period. Payouts under the CapEx/Revenue component of the FY23-FY25 LTI plan were determined as follows:
No payout unless CapEx/Revenue is at or below 7.2%;

Target payout if CapEx/Revenue is at 6.9%;

Above-target payout if CapEx/Revenue is below 6.9%, up to a maximum payout (equal to 150% of the target payout) if CapEx/Revenue is at or below 6.6%; and

Below-target payout if CapEx/Revenue is above 6.9%, down to a threshold amount (equal to 25% of the target payout) if CapEx/Revenue is at 7.2%.

Relative TSR
The third metric in the FY23-FY25 LTI plan, relative TSR, was chosen to directly align executive compensation with stockholder returns. The relative TSR metric measures the total return on an investment in FedEx stock to an investor (stock price appreciation plus dividends) compared to the total return of the stock of the companies in the S&P 500 Index over a three-fiscal-year period. If our TSR over the three-fiscal-year period is negative, there will be no payout, regardless of performance against the companies in the S&P 500 Index. Payouts under the relative TSR component of the FY23-FY25 LTI plan were determined as follows:
No payout unless relative TSR is above the 25th percentile;

Target payout if relative TSR is above the 50th percentile, up to the 75th percentile;

Maximum payout (equal to 200% of the target payout) if relative TSR is above the 75th percentile; and

50% of the target payout if relative TSR is at the 50th percentile or below, down to the 26th percentile.

Mark-to-Market Retirement Plans Accounting and Other Adjustments to EPS for LTI Plan Purposes
The FY23-FY25 LTI plan, as well as all active LTI plans, include the achievement of EPS goals for the three-fiscal-year period as the most heavily weighted performance metric. The LTI plan design provides for payouts for the EPS plan component that correspond to specific EPS goals established by the Board of Directors that represent total growth in EPS (over a base year) for the three-year term of the LTI plan.
The mark-to-market retirement plans accounting adjustments (“MTM Adjustments”), which reflect year-end and other adjustments to the valuation of the company’s defined benefit pension and other postretirement plans, can vary dramatically from year-to-year, as they are significantly impacted by changes in interest rates and the financial markets. As a result, the Board of Directors, upon the recommendation of the Compensation & HR Committee, previously determined that MTM Adjustments will be excluded from EPS calculations under all LTI plans. In addition, the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of business optimization costs from fiscal 2023, 2024, and 2025 EPS for purposes of the FY23-FY25 LTI plan and all active LTI plans. The Board determined that, by excluding these costs, payouts, if any, under the LTI plans will more accurately reflect FedEx’s core financial performance.
The Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of certain other items from fiscal 2022, 2023, 2024, and 2025 EPS for purposes of FedEx’s FY23-FY25, FY24-FY26, and FY25-FY27 LTI plans, and for establishing the baseline EPS for the FY23-FY25 LTI plan and all active LTI plans. The Board determined that, by excluding each of these items, payouts, if any, under the LTI plans will more accurately reflect FedEx’s core financial performance in these years, as applicable. A discussion of the items excluded for each fiscal year and full reconciliations showing the individual adjustments to the GAAP EPS measure for the applicable fiscal year, as compared to the non-GAAP EPS measure used for each applicable LTI plan, is set forth in Appendix C.
During fiscal 2023, the company repurchased 9,180,752 shares under our stock repurchase program. Because the positive impact on EPS resulting from these stock repurchases did not reflect core business performance, the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of the impact of the fiscal 2023 stock repurchases in excess of that which offset dilution from equity awards from EPS for fiscal 2023 for the purpose of calculating attainment under the FY23-FY25 LTI plan. Beginning in fiscal 2024, the impact of stock repurchases in excess of that which offset dilution from equity awards was not excluded from EPS for LTI plan purposes.

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Executive Compensation  – Compensation Discussion and Analysis
Fiscal 2025 LTI Performance and Payouts
For the FY23-FY25 LTI plan, the baseline EPS over which the three-fiscal-year average annual EPS growth rate goals are measured was $20.61. For purposes of establishing the baseline EPS for the FY23-FY25 LTI plan, fiscal 2022 GAAP EPS of  $14.33 was adjusted to exclude (i) MTM Adjustments ($4.49 per diluted share), (ii) fiscal 2022 business realignment costs ($0.80 per diluted share), (iii) costs related to a legacy FedEx Ground legal matter incurred in fiscal 2022 ($0.60 per diluted share), and fiscal 2022 TNT Express integration expenses ($0.39 per diluted share).
The following table presents the EPS, CapEx/Revenue, and relative TSR threshold (minimum), target, and maximum objectives under our FY23-FY25 LTI plan, which was established by the Board of Directors in June 2022, and our actual adjusted EPS, CapEx/Revenue, and relative TSR under the plan for the three-fiscal-year period ended May 31, 2025:
PERFORMANCE MEASURE	THRESHOLD	TARGET	MAXIMUM	ACTUAL
FY23-FY25 Adjusted EPS	$68.22	$82.31	$90.03	$49.88*
FY23-FY25 CapEx/Revenue	7.2%	6.9%	6.6%	5.8%
FY23-FY25 Relative TSR	>25% of S&P 500, up to 50%	>50% of S&P 500, up to 75%	>75% of S&P 500	>25% of S&P 500, up to 50%

*
The actual aggregate adjusted EPS consists of  $13.91 for fiscal 2023, $17.78 for fiscal 2024, and $18.19 for fiscal 2025. See Appendix C for a reconciliation of the applicable non-GAAP EPS measure to the corresponding GAAP EPS measure.

The following table shows the threshold, target, and maximum payout opportunities under the FY23-FY25 LTI plan and the actual payout to the named executive officers:
NAME	THRESHOLD LTI PAYOUT ($)	TARGET LTI PAYOUT ($)	MAXIMUM LTI PAYOUT ($)	ACTUAL LTI PAYOUT ($)
R. Subramaniam	343,750	5,500,000	10,312,500	2,750,000
J. Dietrich(1)	83,333	1,333,333	2,500,000	666,667
S. Krishnasamy	93,750	1,500,000	2,812,500	750,000
J.A. Smith	114,149	1,826,389	3,424,479	913,194
B.A. Carere	93,750	1,500,000	2,812,500	750,000

(1)
Mr. Dietrich’s participation in the FY23-FY25 LTI plan was effective beginning June 1, 2023, and he received a prorated payout based on the portion of the three-year period during which he participated in the plan.

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Executive Compensation  – Compensation Discussion and Analysis
Future LTI Payout Opportunities
FY24-FY26, FY25-FY27, and FY26-FY28 LTI Plans
In July 2023, based upon feedback obtained through the stockholder engagement process, the Board of Directors, upon the recommendation of the Compensation & HR Committee, revised the LTI plan design, beginning with the FY24-FY26 LTI plan, to replace the CapEx/Revenue metric with a new metric, ROIC. The three performance metrics in the active LTI plans are: (1) adjusted EPS for the respective three-fiscal-year period, weighted at 50% of the total payout opportunity; (2) average ROIC growth over the respective three-fiscal-year period, weighted at 25% of the total payout opportunity; and (3) relative TSR for the respective three-fiscal-year period, weighted at 25% of the total payout opportunity. The maximum payout, if maximum attainment is achieved for all metrics under the active LTI plans, is 200%.
The performance metrics used in the active LTI plans and targets for the applicable plan are described below.
EPS
The Compensation & HR Committee and Board of Directors determined that EPS was an appropriate financial metric for the active LTI plans given that growth in EPS strongly correlates to long-term stock price appreciation. The EPS performance goals under the active LTI plans are as follows:
No payment unless the EPS growth rate is at least 5%;

Target payout if the EPS growth rate is 12.5%;

Above-target payout if the EPS growth rate is above 12.5%, up to an amount equal to 150% of the target payout if the EPS growth rate is 15%;

Above-target payout if the EPS growth rate is above 15.0%, up to a maximum amount (equal to 200% of the target payout) if the EPS growth rate is 20% or higher; and

Below-target payout if the EPS growth rate is below 12.5%, down to a threshold amount (equal to 25% of the target payout) if the growth rate is 5%.

As described above under “Mark-to-Market Retirement Plans Accounting and Other Adjustments to EPS for LTI Plan Purposes,” fiscal 2023 adjusted EPS of  $14.48 is the baseline EPS for the FY24-FY26 LTI plan, fiscal 2024 adjusted EPS of  $17.78 is being used for purposes of calculating attainment under the FY24-FY26 LTI plan and is the baseline EPS for the FY25-FY27 LTI plan, and fiscal 2025 adjusted EPS of  $18.19 is being used for purposes of calculating attainment under the FY24-FY26 and FY25-FY27 LTI plans and is the baseline EPS for the FY26-FY28 LTI plan.
The following table presents the EPS thresholds, targets, and maximums under the EPS component of the active LTI plans and our progress toward the FY24-FY26 and FY25-FY27 LTI plan goals:
PERFORMANCE MEASURE	THRESHOLD	TARGET	MAXIMUM	ACTUAL ADJUSTED EPS AS OF MAY 31, 2025*
FY24-FY26 Adjusted EPS	$47.92	$55.24	$63.27	$35.97
FY25-FY27 Adjusted EPS	$58.85	$67.81	$77.68	$18.19
FY26-FY28 Adjusted EPS	$60.22	$69.38	$79.47	N/A

*
See Appendix C for a reconciliation of the applicable non-GAAP measure to the corresponding GAAP measure.

ROIC
The second metric selected for the active LTI plans is ROIC, which was chosen to further align executive compensation with stockholder value, with ROIC being a key metric by which to measure the effectiveness and efficiency of our long-term capital investments. The ROIC metric measures the average growth in ROIC over a three-fiscal-year period (“average ROIC growth”) from a fiscal 2023 ROIC baseline for purposes of the FY24-FY26 LTI plan, from a fiscal 2024 ROIC baseline for purposes of the FY25-FY27 LTI plan, and from a fiscal 2025 ROIC baseline for purposes of the FY26-FY28 LTI plan. For purposes of the plans, annual ROIC is calculated as adjusted consolidated operating income, after taxes, for the fiscal year divided by average invested capital. For purposes of the ROIC calculation, (1) adjusted consolidated operating income is calculated as consolidated operating income excluding items not reflective of our core financial performance that may be approved for exclusion for the applicable fiscal year by the Board of Directors, based upon the recommendation of the Compensation & HR Committee; and (2) average invested capital is calculated as the average of the current and prior fiscal year-end balances of long-term debt, including current portion, and total common stockholders’ investment.

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Payouts under the ROIC component for the FY24-FY26 LTI plan are determined as follows:
No payout unless average ROIC growth is at least 60 basis points;

Target payout if average ROIC growth is 120 basis points;

Above-target payout if average ROIC growth is above 120 basis points, up to 250 basis points (equal to 150% of the target payout);

Above-target payout if average ROIC growth is above 250 basis points, up to a maximum amount (equal to 200% of the target payout) if average ROIC growth is 370 basis points or higher; and

Below-target payout if average ROIC growth is below 120 basis points, down to a threshold amount (equal to 25% of the target payout) if average ROIC is at the threshold objective.

Payouts under the ROIC component for the FY25-FY27 and FY26-FY28 LTI plans are determined as follows:
No payout unless average ROIC growth is at least 60 basis points;

Target payout if average ROIC growth is 120 basis points;

Above-target payout if average ROIC growth is above 120 basis points, up to 200 basis points (equal to 150% of the target payout);

Above-target payout if average ROIC growth is above 200 basis points, up to a maximum amount (equal to 200% of the target payout) if average ROIC growth is 300 basis points or higher; and

Below-target payout if average ROIC growth is below 120 basis points, down to a threshold amount (equal to 25% of the target payout) if average ROIC is at the threshold objective.

Fiscal 2023 ROIC of 8.7% is the baseline ROIC for the FY24-FY26 LTI plan, fiscal 2024 ROIC of 9.9% is being used for purposes of calculating attainment under the FY24-FY26 LTI plan and the baseline ROIC for the FY25-FY27 LTI plan, and fiscal 2025 ROIC of 9.6% is being used for purposes of calculating attainment under the FY24-FY26 and FY25-FY27 LTI plans and the baseline ROIC for the FY26-FY28 LTI plan.
The following table presents the ROIC growth threshold, target, and maximum under the active LTI plans and our progress toward the FY24-FY26 and FY25-FY27 LTI plan goals:
PERFORMANCE PERIOD	ROIC GROWTH THRESHOLD	ROIC GROWTH TARGET	ROIC GROWTH MAXIMUM	ACTUAL ROIC GROWTH AS OF MAY 31, 2025*
FY24-FY26 ROIC Growth	60 bps	120 bps	370 bps	110 bps
FY25-FY27 ROIC Growth	60 bps	120 bps	300 bps	(30) bps
FY26-FY28 ROIC Growth	60 bps	120 bps	300 bps	N/A

*
See Appendix C for a calculation of ROIC for fiscal 2023, 2024, and 2025.

RELATIVE TSR
The third metric in the active LTI plans, relative TSR, was chosen to directly align executive compensation with stockholder returns. The relative TSR metric measures the total return on an investment in FedEx stock to an investor (stock price appreciation plus dividends) compared to the total return of the stock of the companies in the S&P 500 Index over a three-fiscal-year period. If our TSR over the three-fiscal-year period is negative, there will be no payout, regardless of performance against the companies in the S&P 500 Index. The maximum payout for the relative TSR portion of the active LTI plans is 200%.
Potential payouts under the relative TSR metric under the active LTI plans are shown in the table below:
THREE-FISCAL-YEAR TSR COMPARED TO S&P 500 INDEX	PERCENTAGE OF TARGET EARNED
Greater than 75th Percentile	200%
Greater than 50th Percentile	100%
Greater than 25th Percentile	50%
Equal to or less than 25th Percentile	0%

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Executive Compensation  – Compensation Discussion and Analysis
The following table shows our TSR and the S&P 500 Index TSR for fiscal 2023, 2024, and 2025, as well as the respective cumulative measures for the three-fiscal-year period:
PERIOD	FEDEX TSR	S&P 500 INDEX TSR
FY23	(0.7)%	2.9%
FY24	18.9%	28.2%
FY25	(12.3)%	13.5%
FY23-FY25	3.5%*	49.8%

*
31st percentile of the S&P 500 Index.

Potential Future Payouts
The following table sets forth the potential threshold, target, and maximum payouts for the named executive officers under the active LTI plans.
		POTENTIAL FUTURE PAYOUTS
NAME	PERFORMANCE PERIOD	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)
R. Subramaniam	FY24-FY26	343,750	5,500,000	11,000,000
	FY25-FY27	375,000	6,000,000	12,000,000
	FY26-FY28	504,375	8,070,000	16,140,000
J.W. Dietrich	FY24-FY26	125,000	2,000,000	4,000,000
	FY25-FY27	125,000	2,000,000	4,000,000
	FY26-FY28	125,000	2,000,000	4,000,000
S. Krishnasamy(1)	FY24-FY26	—	—	—
	FY25-FY27	—	—	—
	FY26-FY28	—	—	—
J.A. Smith	FY24-FY26	125,000	2,000,000	4,000,000
	FY25-FY27	125,000	2,000,000	4,000,000
	FY26-FY28	125,000	2,000,000	4,000,000
B.A. Carere	FY24-FY26	109,375	1,750,000	3,500,000
	FY25-FY27	109,375	1,750,000	3,500,000
	FY26-FY28	109,375	1,750,000	3,500,000

(1)
Mr. Krishnasamy stepped down as Executive Vice President, Chief Digital and Information Officer and Chief Transformation Officer effective July 17, 2025 and is not eligible to receive any future LTI plan payments, prorated or otherwise. See “Potential Payments upon Termination or Change of Control — Separation and Release Agreement with Sriram Krishnasamy” on page 82.

Long-Term Equity Incentives — Stock Options and Restricted Stock
Our primary objective in providing long-term equity incentives to executive officers is to further align their interests with those of our stockholders by facilitating significant ownership of FedEx stock by the officers. This creates a direct link between their compensation and long-term stockholder return. Equity awards also serve as an effective retention and motivational vehicle, focusing executive officers on the long-term success of FedEx and rewarding them when the stock price appreciates. During fiscal 2025 the Compensation & HR Committee again reviewed our long-term equity incentive programs and determined that they continue to be appropriate for FedEx.
Amount
Stock options and restricted stock are generally granted to executive officers on an annual basis. As discussed above, an officer’s position and level of responsibility are the primary factors that determine the number of options and shares of restricted stock awarded to the officer in the annual grant. The number of stock options and restricted shares awarded at each management level can vary from year to year. In determining how many options and shares of restricted stock should be awarded at each level, the Compensation & HR Committee may consider:
Target TDC levels and referenced survey data — as discussed above, we include the total target value of all annual equity-based awards (including tax payments for restricted stock awards) in our calculation of target TDC, and in evaluating the fiscal

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2025 target TDC levels for our named executive officers, we referred to multiple market reference points for comparable positions in the referenced surveys;
The total number of shares then available to be granted; and

Potential stockholder dilution.

As of August 4, 2025, the total number of shares underlying options and shares of restricted stock outstanding or available for future grant under our equity compensation plans represented 9.0% of the sum of shares outstanding plus the shares underlying options outstanding or available for future grant plus shares of restricted stock available for future grant.
Other factors that the Compensation & HR Committee may consider, especially with respect to special grants outside of the annual-grant framework, include the promotion of an officer or the desire to retain a valued executive or recognize a particular officer’s contributions. None of these factors is given any particular weight and the specific factors used may vary among individual executive officers.
Timing
Stock option and restricted stock awards are generally made to executive officers on an annual basis according to a pre-established schedule. Annual equity-based compensation awards to our executive officers are approved annually at the June meeting of the Compensation & HR Committee. The date of this meeting is generally scheduled at least one year in advance. If the meeting date is not on a business day, the grant date is the next business day. However, if the meeting date falls within a blackout period when trading in FedEx securities is prohibited under our Securities Manual, the Compensation & HR Committee may approve the awards but make them effective as of a future grant date that falls outside of such blackout period.
Throughout the year, equity awards are made to new hires, promoted employees, and, in certain circumstances, as a reward for exceptional performance or for motivational or retention purposes. When the Compensation & HR Committee approves a special grant outside of the annual-grant framework, such grants are typically made at a regularly scheduled meeting and the grant date of the awards is the approval date or the next business day, if the meeting does not fall on a business day. If the grant is made in connection with the promotion of an individual or the election of an officer, the grant date may be the effective date of the individual’s promotion or the officer’s election, if such effective date is after the approval date. If the meeting date falls within a blackout period when trading in FedEx securities is prohibited under our Securities Manual, the Compensation & HR Committee may approve the awards but make them effective as of a future grant date that falls outside of such blackout period. The Compensation & HR Committee may, to the extent permitted by FedEx’s equity compensation plans, delegate to one or more FedEx officers the authority to grant equity awards to eligible individuals who are not Section 16 officers or non-management Board members.
In addition, with respect to the timing of our equity awards:
We do not time equity-based awards in coordination with the release of material, non-public information and have never had a practice of doing so; and

We have never timed and do not plan to time the release of material, non-public information for the purpose of affecting the value of employee or Board compensation.

Pricing
The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of FedEx’s common stock on the date of grant. Under the terms of our equity incentive plans, the fair market value on the grant date is defined as the average of the high and low trading prices of FedEx’s common stock on the NYSE on that day. We believe this is the most equitable method for determining the exercise price of our stock option awards given the intra-day price volatility often shown by our stock.
Vesting
Stock options and restricted stock granted to executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. This four-year vesting period is intended to further encourage the retention of our executive officers, since unvested stock options are forfeited upon termination of the officer’s employment for any reason other than death or permanent disability and unvested restricted stock is forfeited upon termination of the officer’s employment for any reason other than death, permanent disability, or retirement.
Tax Payments for Restricted Stock Awards
When granting restricted stock, FedEx first determines the total target value of the award and then approves the delivery of that value in two components: restricted shares and cash payment of taxes due. Therefore, the total target value of the award is the same as it would be if there were no tax payments. In particular, because the amount of the tax payment is included in the calculation of the target value of the restricted stock award, the officers receive fewer shares in each award than they would in the absence of the tax payment: fewer by an amount equal in value to the tax payment.

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This methodology prevents the need for an officer to make a disposition of FedEx stock to cover the tax consequences of a restricted stock award and dilute his or her interest in FedEx. Conversely, absent the tax payment, the number of shares received in each award would be larger by an amount equal in value to the forgone tax payment, thereby having a dilutive effect on our stockholders’ equity interest in FedEx. While SEC disclosure rules require that these payments be included with tax reimbursement payments and reported as “other compensation” in the Summary Compensation Table, we do not believe these payments are “tax gross-ups” in the conventional sense, since their value is fully reflected in the number of shares ultimately delivered to recipients. The following chart illustrates this principle, using the target value for the fiscal year 2025 annual restricted stock component for Messrs. Krishnasamy and J.A. Smith and Ms. Carere:
Target Value of Restricted Stock Award
Not only is the value to the officer, as well as the cost to the company, generally the same as it would be otherwise, but this practice uses fewer shares of stock to arrive at the same benefit and has proved extremely successful in retaining executive officers and enabling them to retain their shares. Our restricted stock program also includes certain lower-level officers and high-performing managers and individual contributors who are nominated for special awards, and we make tax payments as part of restricted stock awards to these individuals as well.
In sum, we strongly believe that our restricted stock program is effectively designed and is aligned with the best interests of our stockholders.
Voting and Dividend Rights on Restricted Stock
Holders of restricted shares are entitled to vote and receive any dividends on such shares.
Fiscal 2025 Awards
The named executive officers were granted stock option and restricted stock awards during fiscal 2025 as follows:
NAME	NUMBER OF STOCK OPTIONS	NUMBER OF SHARES OF RESTRICTED STOCK
R. Subramaniam(1)	34,485	7,709
J.W. Dietrich(1)	13,933	3,322
S. Krishnasamy(2)	26,126	3,893
J.A. Smith(1)(3)	11,126	3,527
B.A. Carere(1)(3)	11,126	3,320

(1)
Granted on June 27, 2024.

(2)
11,126 stock options and 3,112 shares of restricted stock granted on June 27, 2024, and 15,000 stock options and 781 shares of restricted stock granted on July 17, 2024 in connection with the special restricted stock grants discussed below under “Retention Awards and Special Bonuses and Awards” on page 63.

(3)
Includes one-time special component of 415 shares of restricted stock for Mr. Smith and 208 shares of restricted stock for Ms. Carere for motivation and retention purposes.

The amount reported for restricted stock awards in the Summary Compensation Table reflects the average of the high and low prices of FedEx common stock on the NYSE on the grant date.

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Executive Compensation  – Compensation Discussion and Analysis
Retention Awards and Special Bonuses and Awards
In July 2022, Mr. Krishnasamy was promoted to Executive Vice President and Chief Transformation Officer effective August 1, 2022. In September 2022, the company announced our DRIVE transformation program to improve long-term profitability, including Network 2.0, the multi-year effort to improve the efficiency with which FedEx picks up, transports, and delivers packages in the U.S. and Canada. As Chief Transformation Officer, Mr. Krishnasamy oversaw all DRIVE domains and related key initiatives. In addition to his promotional cash and equity awards, in July 2022 Mr. Krishnasamy entered into an agreement under which he would receive four special restricted stock grants each with a total target value of  $400,000 (including the related tax payments) in July 2022, July 2023, July 2024, and July 2025, respectively. Each tranche was subject to the approval of the Compensation & HR Committee. Pursuant to the award, the Compensation & HR Committee approved grants of tranches of 934 and 781 shares of restricted stock to Mr. Krishnasamy on July 19, 2023 and July 17, 2024, respectively. In July 2024, Mr. Krishnasamy transitioned to the role of Executive Vice President, Chief Digital and Information Officer and Chief Transformation Officer.
In recent years, companies across a broad spectrum of industries have placed an increased focus on recruiting and retaining individuals with expertise in artificial intelligence, machine learning and other emerging technologies, such as Mr. Krishnasamy. In recognition of the critical and strategic leadership role played by him in FedEx’s transformation initiatives including DRIVE, Network 2.0, and FedEx Dataworks; the importance of his leadership to the company’s future success; and the imperative to retain him, the Compensation & HR Committee approved the payment of a special cash bonus of  $1,200,000 to Mr. Krishnasamy on July 16, 2023, and a special grant of 15,000 stock options to Mr. Krishnasamy on July 17, 2024.
Additionally, the annual equity-based compensation awards approved by the Compensation & HR Committee in June 2024 included one-time special awards of 415 shares of restricted stock for John A. Smith and 208 shares of restricted stock for Brie A. Carere for motivation and retention purposes and in recognition of each individual’s contributions to key strategic initiatives, including Network 2.0 and the company’s digital transformation.
On July 17, 2025, FedEx announced that the company and Mr. Krishnasamy had mutually agreed that, effective July 17, 2025, Mr. Krishnasamy would step down as the company’s Executive Vice President, Chief Digital and Information Officer and Chief Transformation Officer following the successful completion of several key initiatives led by Mr. Krishnasamy. See “Potential Payments upon Termination or Change of Control — Separation and Release Agreement with Sriram Krishnasamy” on page 82 for additional information.
Perquisites, Tax Payments, and Other Compensation
FedEx’s named executive officers receive certain other annual compensation, including:
Certain perquisites, such as personal use of corporate aircraft (though officers are required to reimburse FedEx for certain costs related to such usage), security services and equipment, tax return preparation and financial counseling services, umbrella insurance, digital security monitoring and protection services, physical examinations, travel privileges on certain airline partners, salary continuation benefits for short-term disability, and supplemental long-term disability benefits;

Group term life insurance and 401(k) company-matching contributions; and

Tax payments relating to restricted stock awards (as discussed above) and certain business-related use of corporate and commercial aircraft.

We provide this other compensation to enhance the competitiveness of our executive compensation program and to increase the productivity (corporate aircraft travel, professional assistance with tax return preparation, and financial planning), safety (security services and equipment and digital security monitoring and protection services), and health (annual physical examinations) of our executive officers so they can focus on producing superior financial returns for our stockholders. Our tax payments relating to restricted stock awards are a component of the total target value of the restricted stock grant. As a result, the total target value of the award is the same as it would be if there were no tax payments and there is no dilutive effect on our stockholders’ equity interest in FedEx. The Compensation & HR Committee reviews and approves each of these elements of compensation, and all of the independent directors approve each element as it relates to our executive Chairman (if serving) and our President and Chief Executive Officer. The Committee also reviews and approves FedEx’s policies and procedures regarding perquisites and other personal benefits and tax payments, including:
FedEx’s written policy setting forth guidelines and procedures regarding personal use of FedEx corporate aircraft; and

FedEx’s executive security procedures.

FedEx’s executive security procedures, which prescribe the level of personal security to be provided to the President and Chief Executive Officer, and other executive officers, are based on bona fide business-related security concerns and are an integral part of FedEx’s overall risk management and security program. These procedures have been assessed by an independent security consulting firm and deemed necessary and appropriate for the protection of the officers and their families given the history of direct security threats against FedEx executive officers and the likelihood of additional threats against the officers. The security services and equipment provided to FedEx executive officers may be viewed as conveying personal benefits to the executive officers and, as a result, their values must be reported in the Summary Compensation Table.

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Executive Compensation  – Compensation Discussion and Analysis
With respect to our President and Chief Executive Officer, consistent with FedEx’s executive security procedures, the Board of Directors requires him to use FedEx corporate aircraft for all travel, including personal travel. Frederick W. Smith, our former Executive Chairman, was not required to use FedEx corporate aircraft for all travel. In addition, FedEx provides certain physical and personal security services for our President and Chief Executive Officer and provided such services for Mr. Smith during fiscal 2025, including on-site residential security at his primary residence. The Board of Directors believes that the personal safety and security of these individuals are of the utmost importance to FedEx and its stockholders and, therefore, the costs associated with such security are appropriate and necessary business expenses.
The Compensation & HR Committee also reviews annually and approves promotional bonus amounts, which are paid in two installments over one year, upon an officer’s promotion as an executive officer or Chief Executive Officer. On July 16, 2023, the Compensation & HR Committee approved a signing bonus of  $200,000 payable in two installments over one year to Mr. Dietrich in connection with his appointment as Executive Vice President and Chief Financial Officer-Elect effective July 17, 2023. On July 14, 2024, the Compensation & HR Committee approved a promotional bonus of  $100,000 payable in two installments over one year to Mr. Krishnasamy in connection with his appointment as Executive Vice President, Chief Digital and Information Officer effective July 1, 2024.
Post-Employment Compensation
While none of FedEx’s named executive officers has an employment agreement, they are entitled to receive certain payments and benefits upon termination of employment or a change of control of FedEx, including:
Retirement benefits under FedEx’s 401(k) and pension plans, including a tax-qualified, defined contribution 401(k) retirement savings plan called the FedEx Corporation Retirement Savings Plan; a tax-qualified, defined benefit pension plan called the FedEx Corporation Employees’ Pension Plan; and a supplemental non-tax-qualified plan called the FedEx Corporation Retirement Parity Pension Plan — which is designed to provide to the executive officers the benefits that otherwise would be paid under the tax-qualified pension plan but for certain limits under U.S. tax laws;

Accelerated vesting of restricted stock upon the executive’s retirement (at or after age 60), death, or permanent disability or a change of control of FedEx;

Accelerated vesting of stock options upon the executive’s death or permanent disability or a change of control of FedEx;

Lump sum cash payments and post-employment insurance coverage under their Management Retention Agreements with FedEx (the “MRAs”) upon a qualifying termination of the executive after a change of control of FedEx. The MRAs, as well as the accelerated vesting of equity awards upon a change of control of FedEx, are intended to secure the executive officers’ continued services in the event of any threat or occurrence of a change of control, which further aligns their interests with those of our stockholders when evaluating any such potential transaction;

Partial payouts under applicable LTI plans based on the portion of the three-fiscal-year periods during which the executive was employed following the executive’s retirement, death, or permanent disability; and

A prorated payout under the applicable AIC plan based on the portion of the fiscal year during which the executive was employed following the executive’s retirement, death, or permanent disability.

Pursuant to a separation and release agreement between FedEx and Mr. Krishnasamy, beginning July 18, 2025, Mr. Krishnasamy is serving as an Executive Advisor reporting to FedEx’s President and Chief Executive Officer with his last day as an employee of FedEx on October 31, 2025 or such earlier date as may be mutually agreed by Mr. Krishnasamy and FedEx. See “Potential Payments upon Termination or Change of Control — Separation and Release Agreement with Sriram Krishnasamy” on page 82 for additional information. The amounts to be received by Mr. Krishnasamy under the separation and release agreement (including the accelerated vesting of his restricted stock and stock options) comply with the limits set forth in our policy on limitation of severance benefits, which is described below.
The Compensation & HR Committee approves and recommends Board approval of all plans, agreements, and arrangements that provide for these payments and benefits.
Limitation on Severance Benefits
In June 2022, following engagement with our stockholders, the Board of Directors, upon the recommendation of the Compensation & HR Committee, adopted a policy that we will not pay or enter into any new agreement with an executive officer that provides for severance benefits in connection with the executive officer’s voluntary or involuntary termination (unless due to death or permanent disability or in connection with a change of control) in an amount that exceeds 2.99 times the sum of the executive officer’s base salary and target AIC payout for the year of termination (with the value of any unvested equity awards that accelerate on the applicable termination of employment event calculated according to Section 280G of the Internal Revenue Code (“Section 280G”)), unless approved or ratified by stockholders. We also amended FedEx’s 2019 Omnibus Stock Incentive Plan, as amended (the “2019 Plan”), to provide that if the value of any unvested equity awards that accelerate in connection with a change of control of FedEx triggers an excise tax under Section 4999 of the Internal Revenue Code, then the amount of the individual’s awards eligible to accelerate will be reduced, to the extent possible, to one dollar ($1) less than three times the individual’s Section 280G “base amount,” so as to avoid triggering the excise tax.

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Executive Compensation  – Compensation Discussion and Analysis
In the event of a change of control and qualifying termination, the MRAs limit the amounts payable to each executive officer under the MRA to the largest amount that would result in none of the MRA payments being subject to any excise tax. See “Potential Payments Upon Termination or Change of Control — Benefits Triggered by Change of Control or Termination after Change of Control — Management Retention Agreements” on page 81 for additional information.
Risks Arising from Compensation Policies and Practices
Management has conducted an in-depth risk assessment of FedEx’s compensation policies and practices and concluded they do not create risks that are reasonably likely to have a material adverse effect on the company. The Compensation & HR Committee has reviewed and concurred with management’s conclusion. The risk assessment process included, among other things, a review of  (i) all key incentive compensation plans to ensure that they are aligned with our pay-for-performance philosophy and include performance metrics that meet and support corporate goals and (ii) the overall compensation mix to ensure an appropriate balance between fixed and variable pay components and between short-term and long-term incentives. The objective of the process was to identify any compensation plans and practices that may encourage employees to take unnecessary risks that could threaten the company. No such plans or practices were identified.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code limits the income tax deduction by FedEx for compensation paid to the Chief Executive Officer, Chief Financial Officer, and the three other highest-paid executive officers to $1,000,000 per year. The Compensation & HR Committee may continue to approve compensation that will not be fully deductible in order to ensure competitive levels of total compensation for its executive officers.
Accounting for Stock-Based Compensation
We account for stock-based payments, including grants under our equity compensation plans, in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification Topic 718. Our equity award accounting complies with GAAP and is transparently disclosed in our filings with the SEC.

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Executive Compensation – Summary Compensation Table
Summary Compensation Table
In this section, we provide certain tabular and narrative information regarding the compensation of our principal executive and financial officers and the other named executive officers for the fiscal year ended May 31, 2025, and for each of the previous two fiscal years (except as noted).
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	OPTION AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)
Rajesh Subramaniam President and Chief Executive Officer (Principal Executive Officer)	2025	1,483,333	0	2,252,030	3,712,832	3,422,321	386,862	1,616,313	12,873,691
	2024	1,400,000	0	2,251,868	3,712,797	3,112,760	247,803	1,657,279	12,382,507
	2023	1,300,000	250,000	2,251,294	3,712,859	3,998,750	209,016	1,527,904	13,249,823
John W. Dietrich(6) Executive Vice President and Chief Financial Officer (Principal Financial Officer)	2025	965,502	100,000	970,456	1,500,098	941,835	214,426	742,615	5,434,932
	2024	822,505	100,000	970,540	1,500,081	867,785	—	867,762	5,128,673
Sriram Krishnasamy(7) Executive Vice President, Chief Digital and Information Officer and Chief Transformation Officer	2025	835,985	50,000	1,151,910	2,954,753	1,000,796	103,742	867,208	6,964,394
	2024	627,300	1,237,500	1,151,667	1,197,846	808,852	154,764	816,161	5,994,090
John A. Smith(8) Chief Operating Officer — United States and Canada, Federal Express	2025	899,656	0	1,030,343	1,197,882	1,174,994	214,759	763,439	5,281,073
Brie A. Carere(8) Executive Vice President — Chief Customer Officer	2025	844,622	0	969,872	1,197,882	990,718	91,404	776,580	4,871,078
(1)
The amounts reported in this column reflect (a) a promotional bonus received by Mr. Subramaniam related to his election as President and Chief Executive Officer that was paid in fiscal 2023, (b) a signing bonus received by Mr. Dietrich upon his appointment as Executive Vice President and Chief Financial Officer that was paid in two installments in fiscal 2024 and fiscal 2025, and (c) with respect to Mr. Krishnasamy, a special bonus of  $1,200,000 and the second installment ($37,500) of a promotional bonus of  $75,000 related to his election as Executive Vice President and Chief Transformation Officer that were paid in fiscal 2024 and the first installment of a promotional bonus related to his appointment as Executive Vice President, Chief Digital and Information Officer that was paid in fiscal 2025. For additional information, see “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2025 Amounts — Retention Awards and Special Bonuses and Awards” and “— Perquisites, Tax Payments, and Other Compensation” above.

(2)
The amounts reported in these columns reflect the aggregate grant date fair value of restricted stock and option awards granted to the named executive officer during each fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. These amounts reflect our calculation of the value of these awards on the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the officer.

The fair value of restricted stock awards is equal to the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the NYSE) on the date of grant multiplied by the number of shares awarded.
For accounting purposes, we use the Black-Scholes option pricing model to calculate the grant date fair value of stock options. Assumptions used in the calculation of the amounts in the “Option Awards” column are included in note 11 to our audited consolidated financial statements for the fiscal year ended May 31, 2025, included in our Annual Report on Form 10-K for fiscal 2025. See the “Grants of Plan-Based Awards During Fiscal 2025” table for information regarding restricted stock and option awards granted to the named executive officers during fiscal 2025.
(3)
Reflects cash payouts, if any, under FedEx’s fiscal 2025, 2024, and 2023 AIC plans and FY23-FY25, FY22-FY24, and FY21-FY23 LTI plans, as follows (for further discussion of the fiscal 2025 AIC plan and the FY23-FY25 LTI plan, see “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2025 Amounts — AIC Program” and “— LTI Program” above):

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Executive Compensation – Summary Compensation Table
NAME	YEAR	AIC PAYOUT ($)	LTI PAYOUT ($)	TOTAL NON-EQUITY INCENTIVE PLAN COMPENSATION ($)
R. Subramaniam	2025	672,321	2,750,000	3,422,321
	2024	1,519,010	1,593,750	3,112,760
	2023	0	3,998,750	3,998,750
J.W. Dietrich*	2025	275,168	666,667	941,835
	2024	649,035	218,750	867,785
S. Krishnasamy	2025	250,796	750,000	1,000,796
	2024	505,102	303,750	808,852
J.A. Smith	2025	261,800	913,194	1,174,994
B.A. Carere	2025	240,718	750,000	990,718

*
Mr. Dietrich’s participation in the FY23-FY25 and FY22-FY24 LTI plans was effective beginning June 1, 2023. He received a prorated payout based on the portion of the three-year period during which he participated in each plan.

(4)
Reflects the actuarial increase in the present value of the named executive officer’s benefits under the Pension Plan and the Parity Plan (as each such term is defined under “— Fiscal 2025 Pension Benefits — Overview of Pension Plans”). The amounts in the table and this footnote were determined using assumptions (e.g., for interest rates and mortality rates) consistent with those used in the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2025. Mr. Dietrich is not eligible to participate in the Pension Plan, and did not participate in the Parity Plan until August 1, 2024. See “— Fiscal 2025 Pension Benefits” below.

(5)
Includes:

The aggregate incremental cost to FedEx of providing perquisites and other personal benefits;

Group term life insurance premiums paid by FedEx;

Company-matching contributions under FedEx’s tax-qualified, defined contribution 401(k) retirement savings plan called the FedEx Corporation Retirement Savings Plan; and

Tax payments relating to restricted stock awards, certain business-related use of corporate and commercial aircraft and, for Mr. Dietrich, relocation expenses. FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient to prevent the need for the officer to sell a portion of a stock award to pay the corresponding tax obligation. While SEC disclosure rules require that these payments be included with tax reimbursement payments and reported as “other compensation” in the Summary Compensation Table, we do not believe these payments are “tax gross-ups” in the conventional sense, since their value is fully reflected in the number of shares ultimately delivered to recipients. See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2025 Amounts — Long-Term Equity Incentives — Stock Options and Restricted Stock — Tax Payments for Restricted Stock Awards” above.

The following table shows the amounts included for each such item:
NAME	YEAR	PERQUISITES AND OTHER PERSONAL BENEFITS ($)(a)	LIFE INSURANCE PREMIUMS ($)	COMPANY CONTRIBUTIONS UNDER 401(K) PLAN ($)	TAX REIMBURSEMENT PAYMENTS ($)(a)	OTHER ($)(b)	TOTAL ($)
R. Subramaniam	2025	122,894	2,707	12,179	1,478,533	0	1,616,313
	2024	167,753	2,955	15,467	1,471,104	0	1,657,279
	2023	50,793	2,445	7,458	1,467,208	0	1,527,904
J.W. Dietrich	2025	72,595	2,707	28,000	639,313	0	742,615
	2024	147,037	2,216	27,600	690,909	0	867,762
S. Krishnasamy	2025	104,676	2,707	12,461	747,364	0	867,208
	2024	52,599	2,955	13,400	747,207	0	816,161
J.A. Smith	2025	72,904	2,707	12,415	675,413	0	763,439
B.A. Carere	2025	130,373	2,707	12,304	631,196	0	776,580

(a)
See the following two tables for additional details regarding the amounts included in each item.

During fiscal 2025, 2024, and 2023, unless otherwise noted below, FedEx provided the following perquisites and other personal benefits to the named executive officers:
Personal use of corporate aircraft: FedEx maintains a fleet of corporate aircraft that is used primarily for business travel by FedEx employees. FedEx has a written policy that sets forth guidelines and procedures regarding personal use of FedEx corporate aircraft. The policy requires officers to pay FedEx two times the cost of fuel for personal trips, plus applicable passenger ticket taxes and fees. These payments are intended to approximate the incremental cost to FedEx of personal corporate aircraft usage. The Board of Directors and the FedEx executive security procedures require our Chief Executive Officer to use FedEx corporate aircraft for all travel, including personal travel.

Mr. Subramaniam is not required to pay FedEx for any travel on corporate aircraft by his family members or guests when they are accompanying him on business travel. He is, however, required to pay FedEx for any personal travel by him and any personal travel by his family members or guests when they are accompanying him and he is on personal travel or when they are traveling without him.

Compensation is included in the table above for personal corporate aircraft travel (which for this purpose includes travel to attend a board or stockholder meeting of an outside company or organization for which the officer serves as a director or trustee) by a named

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Executive Compensation – Summary Compensation Table
executive officer and his or her family members and guests to the extent, if any, that the aggregate incremental cost to FedEx of all such travel exceeds the amount the officer paid FedEx for such travel. The incremental cost to FedEx of personal use of corporate aircraft is calculated based on the variable operating cost to FedEx, which includes the cost of fuel, aircraft maintenance, crew travel, landing fees, ramp fees, and other smaller variable costs. Because FedEx corporate aircraft are used primarily for business travel, fixed costs that do not change based on usage, such as pilots’ salaries and purchase and lease costs, are excluded from this calculation.
In addition, when an aircraft is already flying to a destination for business purposes and the officers or their family members or guests ride along on the aircraft for personal travel, there is no additional variable operating cost to FedEx associated with the additional passengers, and thus no compensation is included in the table above for such personal travel. With the exception of Mr. Subramaniam, the officer is still required to pay FedEx for such personal travel if persons on business travel occupy less than 50% of the total available seats on the aircraft. The amount of such payment is a pro rata portion (based on the total number of passengers) of the fuel cost for the flight, multiplied by two, plus applicable passenger ticket taxes and fees.

For tax purposes, income is imputed to each named executive officer for personal travel and “business-related” travel (travel by the officer’s spouse or adult guest who accompanies the officer on a business trip for the primary purpose of assisting the officer with the business purpose of the trip) for the excess, if any, of the Standard Industrial Fare Level (SIFL) value of all such flights during a calendar year over the aggregate fuel payments made by the officer during that calendar year. The Board of Directors and the FedEx executive security procedures require our Chief Executive Officer to use FedEx corporate aircraft for all travel, including personal travel. Accordingly, during fiscal 2025, 2024, and 2023, FedEx was required to reimburse Mr. Subramaniam for taxes relating to any imputed income for his personal travel and the personal travel of his family members and guests when they were accompanying him (no such reimbursement payments were made during any of these fiscal years). FedEx reimburses each named executive officer for taxes relating to imputed income for business-related travel. For additional information regarding FedEx policies on the use of FedEx corporate aircraft, see “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2025 Amounts — Perquisites, Tax Payments, and Other Annual Compensation” above.

Security services and equipment: Pursuant to FedEx’s executive security procedures, the named executive officers are provided security services and equipment. To the extent the services and equipment are provided by third parties (e.g., out-of-town transportation and other security-related expenses and home security system installation, maintenance, and monitoring), we have included in the table above the amounts paid by FedEx for such services and equipment. To the extent the security services are provided by FedEx employees, we have included amounts representing: (a) the number of hours of service provided to the officer by each such employee multiplied by (b) the total hourly compensation cost of the employee (including, among other things, pension and other benefit costs).

Tax return preparation services: FedEx requires officers to have their income tax returns prepared by a qualified third party (other than our independent registered public accounting firm) and pays all reasonable and customary costs for such services.

Financial counseling services: FedEx reimburses officers for certain financial counseling services, subject to various caps.

Umbrella insurance premiums: FedEx pays umbrella insurance premiums on behalf of officers.

Physical examinations: FedEx pays for officers to have comprehensive annual physical examinations.

Travel privileges: FedEx provides certain executive officers and their spouses with travel privileges on certain airline partners. There is a small per-trip ticketing fee incurred by FedEx in connection with these privileges. FedEx reimburses an executive officer for taxes relating to imputed income for business-related travel.

Supplemental disability benefits: FedEx provides executive officers with salary continuation benefits for short-term disability (100% of base salary for 28 weeks) and supplemental long-term disability benefits. Both benefit programs are self-funded (i.e., no premiums are paid to a third-party insurer) and thus there is no incremental cost to FedEx to provide these benefit programs.

Digital security protection services: Beginning in fiscal 2025, FedEx provides optional digital security monitoring and protection services to executive officers, which are provided through a third-party vendor.

In addition, during fiscal 2024 certain payments were made with respect to Mr. Dietrich’s relocation following his hire.
The following table shows the amounts (the aggregate incremental cost to FedEx) included in the perquisites and other personal benefits column in the table above for each such item:
NAME	YEAR	PERSONAL USE OF CORPORATE AIRCRAFT ($)(a)	SECURITY SERVICES AND EQUIPMENT ($)	TAX RETURN PREPARATION SERVICES ($)	FINANCIAL COUNSELING SERVICES ($)	UMBRELLA INSURANCE PREMIUMS ($)	DIGITAL SECURITY MONITORING AND PROTECTION SERVICES ($)	OTHER ($)(b)	TOTAL ($)
R. Subramaniam	2025	63,407	34,568	11,100	0	7,215	3,600	3,004	122,894
	2024	38,112	110,873	4,900	5,489	4,755	3,600	24	167,753
	2023	31,383	11,995	0	3,500	3,699	0	216	50,793
J.W. Dietrich	2025	33,889	19,491	0	12,000	7,215	0	0	72,595
	2024	44,232	23,030	0	0	4,008	0	75,767	147,037
S. Krishnasamy	2025	0	92,456	1,055	350	7,215	3,600	0	104,676
	2024	0	43,534	2,825	970	4,755	0	515	52,599
J.A. Smith	2025	6,232	51,547	2,658	1,008	7,215	3,600	644	72,904
B.A. Carere	2025	102,686	18,002	2,095	375	7,215	0	0	130,373

(a)
The amounts shown include the following amounts for use of corporate aircraft to attend board or stockholder meetings of outside companies or organizations for which the following named executive officers served as directors for fiscal 2025: Mr. Subramaniam — $63,407, Mr. Dietrich — $33,889, Mr. J.A. Smith — $6,232, and Ms. Carere — $102,686; fiscal 2024: Mr. Subramaniam — $38,112; and fiscal 2023: Mr. Subramaniam — $31,383.

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Executive Compensation – Summary Compensation Table
(b)
The fiscal 2024 amount for Mr. Dietrich is for relocation expenses. Other amounts shown include physical examinations and/or ticketing fees for airline travel privileges.

The following table shows the tax payments relating to the items listed, which are included in the table:
NAME	YEAR	RESTRICTED STOCK ($)	BUSINESS-RELATED USE OF CORPORATE AND COMMERCIAL AIRCRAFT ($)	OTHER* ($)	TOTAL ($)
R. Subramaniam	2025	1,461,128	17,405	0	1,478,533
	2024	1,461,022	10,082	0	1,471,104
	2023	1,460,650	6,558	0	1,467,208
J.W. Dietrich	2025	629,636	9,677	0	639,313
	2024	638,019	11,381	41,509	690,909
S. Krishnasamy	2025	747,364	0	0	747,364
	2024	747,207	0	0	747,207
J.A. Smith	2025	668,491	6,922	0	675,413
B.A. Carere	2025	629,257	1,939	0	631,196

*
2024 amount is tax reimbursement payments for expenses related to Mr. Dietrich’s relocation.

(6)
Mr. Dietrich joined FedEx as Executive Vice President and Chief Financial Officer-Elect effective July 17, 2023, and was appointed Executive Vice President and Chief Financial Officer effective August 1, 2023.

(7)
Mr. Krishnasamy was not a named executive officer in fiscal 2023. Accordingly, the table includes Mr. Krishnasamy’s compensation only for fiscal 2024 and fiscal 2025. Beginning July 18, 2025, Mr. Krishnasamy is serving as an Executive Advisor with his last day as an employee of FedEx on October 31, 2025 or such earlier date as may be mutually agreed by Mr. Krishnasamy and FedEx. See “Potential Payments upon Termination or Change of Control — Separation and Release Agreement with Sriram Krishnasamy” for additional information.

(8)
Mr. J. A. Smith and Ms. Carere were not named executive officers in fiscal 2023 or fiscal 2024. Accordingly, the table includes each individual’s compensation only for fiscal 2025.

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Executive Compensation – Grants of Plan-Based Awards During Fiscal 2025
Grants of Plan-Based Awards During Fiscal 2025
The following table sets forth information regarding grants of plan-based awards made to the named executive officers during the fiscal year ended May 31, 2025:
				ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)(1)	CLOSING PRICE ON GRANT DATE ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(2)
NAME	TYPE OF PLAN/AWARD	GRANT DATE	APPROVAL DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)
R. Subramaniam	Restricted Stock(3)	06/27/2024	06/09/2024				7,709				$2,252,030
	Stock Option(4)	06/27/2024	06/09/2024					34,485	$292.13	$295.47	$3,712,832
	FY25 AIC(5)			0	2,744,166	4,116,249
	FY25-FY27 LTI(6)			375,000	6,000,000	12,000,000
J.W. Dietrich	Restricted Stock(3)	06/27/2024	06/09/2024				3,322				$970,456
	Stock Option(4)	06/27/2024	06/09/2024					13,933	$292.13	$295.47	$1,500,098
	FY25 AIC(5)(7)			0	1,158,602	1,737,903
	FY25-FY27 LTI(6)(7)			125,000	2,000,000	4,000,000
S. Krishnasamy	Restricted Stock(3)	06/27/2024	06/09/2024				3,112				$909,109
	Stock Option(4)	06/27/2024	06/09/2024					11,126	$292.13	$295.47	$1,197,882
	Restricted Stock(3)	07/17/2024	07/14/2024				781				$242,801
	Stock Option(4)	07/17/2024	07/14/2024					15,000	$310.89	$310.43	$1,756,870
	FY25 AIC(5)			0	1,003,182	1,504,773
	FY25-FY27 LTI(6)			109,375	1,750,000	3,500,000
J.A. Smith	Restricted Stock(3)	06/27/2024	06/09/2024				3,527				$1,030,343
	Stock Option(4)	06/27/2024	06/09/2024					11,126	$292.13	$295.47	$1,197,882
	FY25 AIC(5)			0	1,079,587	1,619,381
	FY25-FY27 LTI(6)			125,000	2,000,000	4,000,000
B.A. Carere	Restricted Stock(3)	06/27/2024	06/09/2024				3,320				$969,872
	Stock Option(4)	06/27/2024	06/09/2024					11,126	$292.13	$295.47	$1,197,882
	FY25 AIC(5)			0	1,013,546	1,520,320
	FY25-FY27 LTI(6)			109,375	1,750,000	3,500,000
(1)
The exercise price of the options is the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the NYSE) on the grant date.

(2)
Represents the grant date fair value of each equity-based award, computed in accordance with FASB ASC Topic 718. See note 2 to the Summary Compensation Table for information regarding the assumptions used in the calculation of these amounts.

(3)
Shares of restricted stock awarded to the named executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. Holders of restricted stock are entitled to vote such shares and receive any dividends paid on FedEx common stock. FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient (these tax payments are included in the “All Other Compensation” column in the Summary Compensation Table). See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2025 Amounts — Long-Term Equity Incentives — Stock Options and Restricted Stock” for further discussion of restricted stock awards.

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Executive Compensation – Grants of Plan-Based Awards During Fiscal 2025
(4)
Stock options granted to the named executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2025 Amounts — Long-Term Equity Incentives — Stock Options and Restricted Stock” above for further discussion of stock option awards.

(5)
In June 2024, the Board of Directors, upon the recommendation of the Compensation & HR Committee, established this annual performance cash compensation plan, which provided a cash payment opportunity at the conclusion of fiscal 2025. Payment amounts were based upon the achievement of company financial-performance goals for fiscal 2025 and, for Messrs. Dietrich, Krishnasamy, and J.A. Smith and Ms. Carere, the achievement of individual performance objectives. See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2025 Amounts — AIC Program” above for further discussion of this plan.

(6)
The Board of Directors, upon the recommendation of the Compensation & HR Committee, established this long-term performance cash compensation plan in June 2024. The plan provides a long-term cash payment opportunity to the named executive officers at the conclusion of fiscal 2027 if FedEx achieves (a) an aggregate EPS goal established by the Board with respect to the three-fiscal-year period 2025 through 2027 (50% of the total payout opportunity), (b) an average ROIC growth goal over the three-fiscal-year period 2025 through 2027 (25% of the total payout opportunity), and (c) a relative TSR performance goal with respect to the three-fiscal-year period 2025 through 2027 (25% of the total payout opportunity). No amounts can be earned under the plan until 2027 because achievement of the EPS, ROIC, and relative TSR goals can only be determined following the conclusion of the three-fiscal-year period. The estimated individual future payouts under the plan are set dollar amounts ranging from threshold (minimum) amounts if the EPS, ROIC, and relative TSR goals achieved are less than target, up to maximum amounts if the plan goals are substantially exceeded. There is no assurance that these estimated future payouts will be achieved. See “— Compensation Discussion and Analysis — Compensation Elements and Fiscal 2025 Amounts — LTI Program” above for further discussion of this plan.

(7)
Mr. Dietrich joined FedEx as Executive Vice President and Chief Financial Officer-Elect effective July 17, 2023, and was appointed Executive Vice President and Chief Financial Officer effective August 1, 2023. His participation in the FY25-FY27 LTI plan was effective beginning June 1, 2023.

2025 Proxy Statement	71

Executive Compensation – Outstanding Equity Awards at End of Fiscal 2025
Outstanding Equity Awards at End of Fiscal 2025
The following table sets forth for each named executive officer certain information about unexercised stock options and unvested shares of restricted stock held at the end of the fiscal year ended May 31, 2025:
	OPTION AWARDS				STOCK AWARDS
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(a)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(b)
NAME	EXERCISABLE	UNEXERCISABLE(a)
R. Subramaniam	13,225	—	162.8200	6/06/2026
	12,120	—	207.3050	6/12/2027
	9,185	—	261.7800	6/11/2028
	163	—	173.0200	1/28/2029
	45,570	—	161.8500	6/10/2029
	75,600	—	130.9600	6/15/2030
	13,657	4,553(1)	294.6050	6/14/2031
	27,960	27,960(2)	226.9450	6/30/2032
	11,962	35,889(3)	229.5950	6/22/2033
	—	34,485(4)	292.1300	6/27/2034
					20,919(5)	4,562,434
J.W. Dietrich	4,172	12,516(6)	259.8500	7/19/2033
	—	13,933(7)	292.1300	6/27/2034
					6,124(8)	1,335,644
S. Krishnasamy(b)	2,565	—	261.7800	6/11/2028
	2,122	708(9)	294.6050	6/14/2031
	2,260	2,260(10)	226.9450	6/30/2032
	4,140	6,210(11)	219.4250	7/18/2032
	3,859	11,579(12)	229.5950	6/22/2033
	—	11,715(13)	292.1300	6/27/2034
	—	15,000(14)	310.8850	7/17/2034
					9,338(15)	2,036,618
J.A. Smith	2,975	—	207.3050	6/12/2027
	9,185	—	261.7800	6/11/2028
	17,030	—	161.8500	6/10/2029
	13,905	—	130.9600	6/15/2030
	7,248	2,417(16)	294.6050	6/14/2031
	6,777	6,778(17)	226.9450	6/30/2032
	3,859	11,579(18)	229.5950	6/22/2033
	—	11,126(19)	292.1300	6/27/2034
					8,687(20)	1,894,635
B.A. Carere	3,820	—	261.7800	6/11/2028
	773	—	173.0200	1/28/2029
	14,530	—	161.8500	6/10/2029
	18,540	—	130.9600	6/15/2030
	5,103	1,702(21)	294.6050	6/14/2031
	6,400	6,400(22)	226.9450	6/30/2032
	3,859	11,579(23)	229.5950	6/22/2033
	—	11,126(24)	292.1300	6/27/2034
					8,247(25)	1,798,671

72

Executive Compensation – Outstanding Equity Awards at End of Fiscal 2025
		DATE	NUMBER			DATE	NUMBER
R. Subramaniam	(1)	6/14/2025	4,553	J.W. Dietrich	(6)	7/19/2025	4,172
	(2)	6/30/2025	13,980			7/19/2026	4,172
		6/30/2026	13,980			7/19/2027	4,172
	(3)	6/22/2025	11,963		(7)	6/27/2025	3,483
		6/22/2026	11,963			6/27/2026	3,483
		6/22/2027	11,963			6/27/2027	3,483
	(4)	6/27/2025	8,621			6/27/2028	3,484
		6/27/2026	8,621		(8)	6/27/2025	830
		6/27/2027	8,621			7/19/2025	934
		6/27/2028	8,622			6/27/2026	831
	(5)	6/14/2025	894			7/19/2026	934
		6/22/2025	2,452			6/27/2027	830
		6/27/2025	1,927			7/19/2027	934
		6/30/2025	2,480			6/27/2028	831
		6/22/2026	2,452
		6/27/2026	1,927
		6/30/2026	2,480
		6/22/2027	2,452
		6/27/2027	1,927
		6/27/2028	1,928

2025 Proxy Statement	73

Executive Compensation – Outstanding Equity Awards at End of Fiscal 2025
		DATE	NUMBER			DATE	NUMBER
S. Krishnasamy	(9)	6/14/2025	708	J.A. Smith	(16)	6/14/2025	2,417
	(10)	6/30/2025	1,130		(17)	6/30/2025	3,389
		6/30/2026	1,130			6/30/2026	3,389
	(11)	7/18/2024	2,070		(18)	6/22/2025	3,860
		7/18/2025	2,070			6/22/2026	3,859
		7/18/2026	2,070			6/22/2027	3,860
	(12)	6/22/2025	3,860		(19)	6/27/2025	2,781
		6/22/2026	3,859			6/27/2026	2,782
		6/22/2027	3,860			6/27/2027	2,781
	(13)	6/27/2025	3,860			6/27/2028	2,782
		6/27/2026	3,859		(20)	6/14/2025	587
		6/27/2027	3,860			6/22/2025	990
		6/27/2028	136			6/27/2025	881
	(14)	7/17/2025	3,750			6/30/2025	801
		7/17/2026	3,750			6/22/2026	990
		7/17/2027	3,750			6/27/2026	882
		7/17/2028	3,750			6/30/2026	802
	(15)	6/14/2025	137			6/22/2027	990
		6/22/2025	990			6/27/2027	882
		6/27/2025	778			6/27/2027	882
		7/17/2025	195
		7/18/2025	635
		7/19/2025	234
		6/22/2026	990
		6/27/2026	778
		6/30/2026	367
		7/17/2026	195
		7/18/2026	635
		7/19/2026	233
		6/22/2027	990
		6/27/2027	778
		7/17/2027	195
		7/19/2027	234
		6/27/2028	778
		7/17/2028	196

74

Executive Compensation – Outstanding Equity Awards at End of Fiscal 2025
		DATE	NUMBER
B.A. Carere	(21)	6/14/2025	1,702
	(22)	6/30/2025	3,200
		6/30/2026	3,200
	(23)	6/22/2025	3,860
		6/22/2026	3,859
		6/22/2027	3,860
	(24)	6/27/2025	2,781
		6/27/2026	2,782
		6/27/2027	2,781
		6/27/2028	2,782
	(25)	6/14/2025	487
		6/22/2025	990
		6/27/2025	830
		6/30/2025	735
		6/22/2026	990
		6/27/2026	830
		6/30/2026	735
		6/22/2027	990
		6/27/2027	830
		6/27/2028	830

(a)
Computed by multiplying the closing market price of FedEx’s common stock on May 30, 2025, the last trading day of fiscal 2025 (which was $218.10), by the number of shares.

2025 Proxy Statement	75

Executive Compensation – Option Exercises and Stock Vested During Fiscal 2025
Option Exercises and Stock Vested During Fiscal 2025
The following table sets forth for each named executive officer certain information about stock options that were exercised and restricted stock that vested during the fiscal year ended May 31, 2025:
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
R. Subramaniam	—	—	8,699	2,285,525
J.W. Dietrich	—	—	933	285,848
S. Krishnasamy	5,627	954,522	2,799	769,265
J.A. Smith	6,155	446,313	3,917	1,011,594
B.A. Carere	—	—	3,773	972,788

(1)
If the shares were sold immediately upon exercise, the value realized on exercise of the option is the difference between the actual sales price and the exercise price of the option. Otherwise, the value realized is the difference between the fair market value of FedEx’s common stock (the average of the high and low prices of the stock on the NYSE) on the date of exercise and the exercise price of the option.

(2)
Represents the fair market value of the shares on the vesting date.

76

Executive Compensation – Fiscal 2025 Pension Benefits
Fiscal 2025 Pension Benefits
The following table sets forth for each named executive officer the present value of accumulated benefits on May 31, 2025, under FedEx’s defined benefit pension plans. For information regarding benefits triggered by retirement under our stock option and restricted stock plans, see “— Potential Payments Upon Termination or Change of Control” below.
NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)(1)	PAYMENTS DURING FISCAL 2025 ($)
R. Subramaniam	FedEx Corporation Employees’ Pension Plan	34	1,463,733	—
	FedEx Corporation Retirement Parity Pension Plan	34	3,728,687	—
J.W. Dietrich(2)	FedEx Corporation Employees’ Pension Plan	2	—	—
	FedEx Corporation Retirement Parity Pension Plan	2	214,426	—
S. Krishnasamy	FedEx Corporation Employees’ Pension Plan	8	130,189	—
	FedEx Corporation Retirement Parity Pension Plan	8	265,203	—
	Federal Express Belgian Pension Plan(3)	n/a	9,600	—
J.A. Smith	FedEx Corporation Employees’ Pension Plan	25	331,767	—
	FedEx Corporation Retirement Parity Pension Plan	25	668,245	—
B.A. Carere	FedEx Corporation Employees’ Pension Plan	11	144,475	—
	FedEx Corporation Retirement Parity Pension Plan	11	326,528	—

(1)
These amounts were determined using assumptions (e.g., for interest rates and mortality rates) consistent with those used in the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2025. The benefits are expressed as lump sum amounts, even though the benefits using the traditional pension benefit formula under the Pension Plan (as defined below) are generally not payable as a lump sum distribution (only $5,000 or less may be distributed as a lump sum under the traditional pension benefit formula under the Pension Plan). The benefits using the Portable Pension Account formula (discussed below) under the Pension Plan may be paid as a lump sum.

The present value of the Pension Plan traditional pension benefit is equal to the single life annuity payable at the normal retirement date (age 60), or June 1, 2025 if the officer is past normal retirement age, converted based on an interest rate of 5.942% and Oliver Wyman’s 2024 mortality tables based on the U.S. longevity model with MP-2021 mortality improvement scale, discounted to May 31, 2025 using an interest rate of 5.942%. The present value of the Parity Plan (as defined below) traditional pension benefit is equal to the single life annuity payable at the normal retirement age (age 60), or June 1, 2025 if the officer is past normal retirement age, converted based on an interest rate of 4.71% for lump sums paid through May 31, 2026, 4.26% for lump sums paid through May 31, 2027, and 3.80% for lump sums paid on and after June 1, 2027, and the 1994 Group Annuity Reserving Table, discounted to May 31, 2025 using an interest rate of 5.942%. The present value of the Portable Pension Account as of May 31, 2025 is equal to the officer’s account balance on May 31, 2025, projected to the normal retirement date, if applicable, based on an interest rate of 1.2375% credited quarterly during fiscal 2026 and 1% credited quarterly thereafter and discounted to May 31, 2025, using an interest rate of 5.942%.
(2)
Mr. Dietrich is not eligible to participate in the Pension Plan and did not participate in the Parity Plan until August 1, 2024.

(3)
Mr. Krishnasamy participated in the Federal Express Belgian Pension Plan in connection with prior overseas service.

Overview of Pension Plans
FedEx maintains a tax-qualified, defined benefit pension plan called the FedEx Corporation Employees’ Pension Plan (the “Pension Plan”). For fiscal 2025, the maximum compensation limit under a tax-qualified pension plan was $345,000. The Internal Revenue Code also limits the maximum annual benefits that may be accrued under a tax-qualified, defined benefit pension plan. In order to provide 100% of the benefits that would otherwise be denied to certain management-level participants in the Pension Plan due to these limitations, FedEx also maintains a supplemental, non-tax-qualified plan called the FedEx Corporation Retirement Parity Pension Plan (the “Parity Plan”). Benefits under the Parity Plan are general, unsecured obligations of FedEx.
Effective May 31, 2003, FedEx amended the Pension Plan and the Parity Plan to add a cash balance feature, which is called the Portable Pension Account. Eligible employees as of May 31, 2003 had the option to make a one-time election to accrue future pension benefits under either the cash balance formula or the traditional pension benefit formula. In either case, employees retained all benefits previously accrued under the traditional pension benefit formula and continued to receive the benefit of future compensation increases on benefits accrued as of May 31, 2003. Eligible employees hired after May 31, 2003 accrue benefits exclusively under the Portable Pension Account.
Beginning June 1, 2008, eligible employees who participate in the Pension Plan and/or the Parity Plan, including the named executive officers, accrue all future pension benefits under the Portable Pension Account. In addition, benefits previously accrued under the Pension Plan and the Parity Plan using the traditional pension benefit formula were capped as of May 31, 2008, and those benefits will be payable beginning at retirement. Effective June 1, 2008, each participant in the Pension Plan and the Parity Plan who was age 40 or older on that date and who has an accrued traditional pension benefit will receive a transition compensation credit, as described in more detail below. Employees who elected in 2003 to accrue future benefits under the Portable Pension Account will continue to accrue benefits under that formula.

2025 Proxy Statement	77

Executive Compensation – Fiscal 2025 Pension Benefits
Effective January 1, 2020, FedEx amended and restated the Pension Plan to close the Pension Plan to employees hired on or after January 1, 2020. In 2021, eligible employees hired prior to January 1, 2020 were given a one-time option to (a) continue receiving pension compensation credits under the existing Portable Pension Account formula and remain in the FedEx Corporation Retirement Savings Plan (the “401(k) Plan”) with its existing matching company contribution of up to 3.5% of eligible earnings or (b) effective January 1, 2022, cease receiving compensation credits under the Pension Plan and move to a new 401(k) plan (the “New 401(k) Plan”) with a higher match (as described below). Employees hired on or after January 1, 2020 were automatically moved to the New 401(k) Plan effective January 1, 2022. The Parity Plan will continue to be open to all new officers and managing/staff directors, but the benefits provided under the plan will mirror the benefits provided by the Pension Plan and the 401(k) Plan.
The named executive officers also participate in the 401(k) Plan. The annual matching company contribution under the 401(k) Plan is a maximum of 3.5% of eligible earnings. Effective January 1, 2022, the annual matching contribution under the 401(k) Plan for employees hired on or after January 1, 2020 or eligible employees who choose the New 401(k) Plan option increased to a maximum of 8.0% of eligible earnings.
In order to provide 100% of the benefits that would otherwise be limited due to certain limitations imposed by United States tax laws, Parity Plan participants, including the named executive officers, receive additional Portable Pension Account compensation credits equal to 3.5% of any eligible earnings above the maximum compensation limit for tax-qualified plans (or 8% after January 1, 2022 for eligible employees who elect to participate in the New 401(k) Plan or who were hired on or after January 1, 2020).
Normal retirement age for the majority of participants, including the named executive officers, under the Pension Plan and the Parity Plan is age 60. However, for benefits accrued after January 31, 2016, the normal retirement age is age 62. The traditional pension benefit under the Pension Plan for a participant who retires between the ages of 55 and 60 will be reduced by 3% for each year the participant receives his or her benefit prior to age 60.
Traditional Pension Benefit
Under the traditional pension benefit formula, the Pension Plan and the Parity Plan provide 2% of the average of the five calendar years (three calendar years for the Parity Plan) of highest earnings during employment multiplied by years of credited service for benefit accrual up to 25 years. Eligible compensation for the traditional pension benefit under the Pension Plan and the Parity Plan generally included salary and annual incentive compensation.
Each named executive officer’s capped accrued traditional pension benefit was calculated using his or her years of credited service as of either May 31, 2003 or May 31, 2008, depending on whether he or she chose to accrue future benefits under the cash balance formula or the traditional pension benefit formula in 2003, and his or her eligible earnings history as of May 31, 2008.
Portable Pension Account
The benefit under the Portable Pension Account is expressed as a notional cash balance account. For each plan year in which a participant is credited with a year of service, compensation credits are added based on the participant’s age and years of service as of the end of the prior plan year and the participant’s eligible compensation for the prior calendar year based on the following table:
AGE + SERVICE ON MAY 31	COMPENSATION CREDIT
Less than 55	5%
55 – 64	6%
65 – 74	7%
75 or over	8%
On May 31, 2025, the sum of age plus years of service for the named executive officers was as follows: Mr. Subramaniam —  91; Mr. Dietrich — 60; Mr. Krishnasamy — 59; Mr. Smith — 86; and Ms. Carere — 56. Eligible compensation under the Portable Pension Account feature includes salary, annual incentive compensation, and promotional and certain other bonuses (but does not include long-term incentive compensation).
Transition compensation credits are an additional compensation credit percentage to be granted to participants in the Pension Plan and the Parity Plan who were age 40 or older on June 1, 2008, and who have an accrued benefit under the traditional pension benefit formula. For each plan year in which an eligible participant is credited with a year of service, transition compensation credits will be added based on the participant’s age and years of service as of the end of the prior plan year and the participant’s eligible compensation for the prior calendar year based on the following table:

78

Executive Compensation – Fiscal 2025 Pension Benefits
AGE + SERVICE ON MAY 31	TRANSITION COMPENSATION CREDIT*
Less than 55	2%
55 – 64	3%
65 – 74	4%
75 or over	5%

*
For years of credited service over 25, transition compensation credits are 2% per year.

An eligible participant will receive transition compensation credits for five years (through May 31, 2013) or until he or she has 25 years of credited service, whichever is longer. For participants with 25 or more years of service, transition compensation credits are 2% per year and ceased as of May 31, 2013. An eligible participant’s first transition compensation credit was added to his or her Portable Pension Account as of May 31, 2009.
Interest credits are added to a participant’s Portable Pension Account benefit as of the end of each fiscal quarter (August 31, November 30, February 28, and May 31) after a participant accrues his or her first compensation credit. The May 31 interest credit is added prior to the May 31 compensation credit or transition compensation credit (or additional compensation credit under the Parity Plan). Interest credits are based on the Portable Pension Account notional balance and a quarterly interest-crediting factor, which is equal to the greater of  (a) 1/4 of the one-year Treasury constant maturities rate for April of the preceding plan year plus 0.25% and (b) 1% (1/4 of 4%). Interest credits will continue to be added until the last day of the month before plan benefits are distributed. The quarterly interest-crediting factor for each of the plan years ended May 31, 2025, 2024, and 2023 was 1%.
Distribution
Upon a participant’s retirement, the vested traditional pension benefit under the Pension Plan is payable as a monthly annuity. Upon a participant’s retirement or other termination of employment, an amount equal to the vested Portable Pension Account notional balance under the Pension Plan is payable to the participant in the form of a lump-sum payment or an annuity.
All Parity Plan benefits are paid as a single lump-sum distribution as follows:
For the portion of the benefit accrued under the Portable Pension Account formula, the lump-sum benefit will be paid six months following the date of the participant’s termination of employment; and

For the portion of the benefit accrued under the traditional pension benefit formula, the lump-sum benefit will be paid the later of the date the participant turns age 55 or six months following the date of the participant’s termination of employment.

2025 Proxy Statement	79

Executive Compensation – Potential Payments Upon Termination or Change of Control
Potential Payments Upon Termination or Change of Control
This section provides information regarding payments and benefits to the named executive officers that would be triggered by termination of the officer’s employment (including resignation or voluntary termination; severance or involuntary termination; and retirement) or a change of control of FedEx.
Benefits Triggered by Voluntary or Involuntary Separation
Each of the named executive officers is an at-will employee and, as such, does not have an employment contract. In addition, if the officer’s employment terminates for any reason other than death or permanent disability, any unvested stock options are automatically terminated. If the officer’s employment terminates for any reason other than retirement, death, or permanent disability, any unvested shares of restricted stock are automatically forfeited. Accordingly, there are no payments or benefits that are triggered by any termination event (including resignation and severance) other than retirement, death, or permanent disability, or in connection with a change of control of FedEx.
Under our policy on limitation of severance benefits, we will not pay or enter into any new agreement with an executive officer that provides for severance benefits in connection with the executive officer’s voluntary or involuntary termination (unless due to death or permanent disability or in connection with a change of control) in an amount that exceeds 2.99 times the sum of the executive officer’s base salary and target AIC payout for the year of termination (with the value of any unvested equity awards that accelerate on the applicable termination of employment event calculated according to Section 280G) unless approved or ratified by stockholders. We also amended our 2019 Plan to provide that if the value of any unvested equity awards that accelerate in connection with a change of control of FedEx triggers an excise tax under Section 4999 of the Internal Revenue Code, then the amount of the individual’s awards eligible to accelerate will be reduced, to the extent possible, to one dollar ($1) less than three times the individual’s Section 280G “base amount.” See “Compensation Discussion and Analysis — Post-Employment Compensation — Limitation on Severance Benefits.”
Benefits Triggered by Retirement, Death, or Permanent Disability
Retirement
When an employee retires:
If retirement occurs at or after age 60, all restrictions applicable to the restricted stock held by the employee lapse on the date of retirement (unless otherwise provided in the applicable award agreement);

If retirement occurs at or after age 55, but before age 60 (unless otherwise provided in the applicable award agreement), the restrictions applicable to restricted stock held by the employee continue until the earlier of the specified expiration of the restriction period, the employee’s permanent disability, or the employee’s death; and

All of the employee’s unvested stock options terminate.

For information regarding retirement benefits under our pension plans, see “— Fiscal 2025 Pension Benefits” above.
Death or Permanent Disability
When an employee dies or becomes permanently disabled:
all restrictions applicable to the restricted stock held by the employee immediately lapse; and

all of the employee’s unvested stock options immediately vest.

In addition, FedEx provides each named executive officer with:
$1,500,000 of group term life insurance coverage;

$500,000 of business travel accident insurance coverage for death or certain injuries suffered as a result of an accident while traveling on company business; and

A supplemental long-term disability program, with a monthly benefit equal to 60% of the officer’s basic monthly earnings (provided the officer continues to meet the definition of disability, these benefits generally continue until age 65).

80

Executive Compensation – Potential Payments Upon Termination or Change of Control
Benefits Triggered by Change of Control or Termination after Change of Control
Stock Option and Restricted Stock Plans
Each of our 2010 Omnibus Stock Incentive Plan, as amended, and our 2019 Plan (together, the “Stock Incentive Plans”) provides that, in the event of a “change of control” (as defined in the Stock Incentive Plans), each holder of an unexpired option has the right to exercise such option without regard to the date such option would first be exercisable. The Stock Incentive Plans also provide that, in the event of a “change of control,” depending on the change of control event, either (i) the restricted stock will be canceled and FedEx will make a cash payment to each holder in an amount equal to the product of the highest price per share received by the holders of FedEx’s common stock in connection with the change of control multiplied by the number of shares of restricted stock held or (ii) the restrictions applicable to any such shares will immediately lapse.
Under the Stock Incentive Plans, our Compensation & HR Committee may exercise its discretion to provide for a treatment different than described above with respect to any particular stock option or restricted stock award, as set forth in the related award agreement. To date, such discretion has not been exercised.
Our 2019 Plan provides that, if the value of any award holder’s unvested awards that accelerate in connection with a change of control would give rise to adverse tax consequences under Section 4999 of the Internal Revenue Code, then the amount of the holder’s awards eligible to accelerate will automatically be reduced, to the extent possible, to one dollar ($1) less than the three times the participant’s “base amount” (as defined in Section 280G).
Management Retention Agreements
FedEx has entered into MRAs with each of its executive officers, including the named executive officers. The purpose of the MRAs is to secure the executives’ continued services in the event of any threat or occurrence of a change of control (as defined in the MRAs; such term has the same meaning as used in FedEx’s equity compensation plans). The terms and conditions of the MRAs with the named executive officers are summarized below.
Term
Each MRA renews annually for consecutive one-year terms, unless FedEx gives at least thirty days’, but not more than ninety days’, prior notice that the agreement will not be extended. The non-extension notice may not be given at any time when the Board of Directors has knowledge that any person has taken steps reasonably calculated to effect a change of control of FedEx.
Employment Period
Upon a change of control, each MRA immediately establishes a two-year employment agreement with the executive officer. During the employment period, the officer’s position (including status, offices, titles, and reporting relationships), authority, duties, and responsibilities may not be materially diminished.
Compensation
During the two-year employment period, the executive officer receives base salary (no less than his or her highest base salary over the twelve-month period prior to the change of control) and is guaranteed the same annual incentive compensation opportunities as in effect during the 90-day period immediately prior to the change of control. The executive officer also receives incentive compensation (including long-term performance bonus) and retirement plan benefits, expense reimbursement, fringe benefits, office and staff support, welfare plan benefits, and vacation benefits. These benefits must be no less than the benefits the officer had during the 90-day period immediately prior to the change of control.
Termination
Each MRA terminates immediately upon the executive officer’s death, voluntary termination, or retirement. FedEx may terminate the MRA for disability, as determined in accordance with the procedures under FedEx’s long-term disability benefits plan. Once disability is established, he or she receives 180 days’ prior notice of termination.
During the employment period, FedEx also may terminate the officer’s employment for “cause” (which includes any act of dishonesty by the officer intended to result in substantial personal enrichment, the conviction of the officer of a felony, and certain material violations by the officer of his or her obligations under the MRA).

2025 Proxy Statement	81

Executive Compensation – Potential Payments Upon Termination or Change of Control
Benefits for Qualifying Termination
A “qualifying termination” is a termination of the executive’s employment by FedEx other than for cause, disability, or death or by the officer for “good reason” (principally relating to a material diminution in the officer’s authority, duties, or responsibilities or a material failure by FedEx to compensate the officer as provided in the MRA).
In the event of a qualifying termination, the executive officer will receive a lump-sum cash payment equal to two times his or her base salary (the highest annual rate in effect during the twelve-month period prior to the date of termination) plus two times target annual incentive compensation. The payments will be made to the officer on the date that is six months after his or her date of termination (or, if earlier than the end of such six-month period, within 30 days following the date of the executive’s death). In addition, the executive officer will receive 18 months of continued coverage of medical, dental, and vision benefits.
An executive officer’s benefits under the MRA will be reduced to the largest amount that would result in none of the MRA payments being subject to any excise tax. If the Internal Revenue Service otherwise determines that any MRA benefits are subject to excise taxes, the executive officer is required to repay FedEx the minimum amount necessary so that no excise taxes are payable.
In exchange for these benefits, the executive officer has agreed that, for the one-year period following his or her termination, he or she will not own, manage, operate, control, or be employed by any enterprise that competes with FedEx or any of its affiliates.
Separation and Release Agreement with Sriram Krishnasamy
Effective July 17, 2025, Sriram Krishnasamy stepped down as FedEx’s Executive Vice President, Chief Digital and Information Officer and Chief Transformation Officer. Pursuant to a separation and release agreement (the “agreement”) between FedEx and Mr. Krishnasamy entered into on August 10, 2025, Mr. Krishnasamy is serving as an Executive Advisor reporting to FedEx’s President and Chief Executive Officer with his last day as an employee of FedEx on October 31, 2025 or such earlier date as may be mutually agreed by Mr. Krishnasamy and FedEx (the “separation date”). In consideration for the terms of the agreement, including the non-compete and non-solicitation provisions and release of claims, Mr. Krishnasamy will receive a cash payment of  $3,272,711. As permitted by FedEx’s stock incentive plans, the Compensation & HR Committee approved the accelerated vesting of Mr. Krishnasamy’s outstanding equity awards to the separation date. In addition, FedEx has agreed to reimburse Mr. Krishnasamy for the costs of preparing and filing his 2025 income tax returns in accordance with FedEx’s generally applicable policies for reimbursing officers for such costs, provided that Mr. Krishnasamy submits such request for reimbursement in writing no later than May 31, 2026. Mr. Krishnasamy will continue to receive his current base salary through the separation date. He will not be eligible to receive any future annual incentive plan or long-term incentive plan payments, prorated or otherwise.
The agreement contains a general release of claims that Mr. Krishnasamy may have against FedEx and its subsidiaries and affiliated companies, and their respective affiliates and related parties. If, during the period ending two years following the separation date, FedEx discovers that Mr. Krishnasamy has breached any of his material obligations under the agreement, the company can seek repayment of the cash payment, accelerated restricted shares, and proceeds of any exercises of accelerated stock options, and immediately cancel any unexercised stock options.
The amounts to be received by Mr. Krishnasamy under the agreement (including the accelerated vesting of his restricted stock and stock options) will comply with the limits set forth in our policy on limitation of severance benefits, which is described under “Compensation Discussion and Analysis — Post-Employment Compensation — Limitation on Severance Benefits.”
Quantification of Potential Payments Upon Termination or Change of Control
The following table and footnotes describe the potential payments to the named executive officers upon termination of employment or a change of control of FedEx as of May 31, 2025.
This table does not include:
compensation or benefits previously earned by the named executive officers or equity awards that are fully vested;

the value of pension benefits that are disclosed under “Fiscal 2025 Pension Benefits” beginning on page 77; and

the value of any benefits provided on the same basis to substantially all other employees.

82

Executive Compensation – Potential Payments Upon Termination or Change of Control
NAME	VOLUNTARY SEPARATION (NON-CIC)(1) ($)	INVOLUNTARY SEPARATION (NON-CIC)(1) ($)	RETIREMENT ($)(2)	DEATH ($)	PERMANENT DISABILITY ($)	CHANGE OF CONTROL (NO TERMINATION) ($)	CHANGE OF CONTROL AND QUALIFYING TERMINATION ($)
R. Subramaniam
Base Salary(3)	—	—	—	—	—	—	3,000,000
AIC(3)	—	—	—	—	—	—	5,488,332
Active LTI Plans	—	—	—	—	—	—	—
Restricted Stock(4)	—	—	4,562,434	4,562,434	4,562,434	4,562,434	4,562,434
Stock Options(4)	—	—	—	—	—	—	—
Health Benefits(3)	—	—	—	—	—	—	53,791
280G Cutback Amount(5)	—	—	—	—	—	—	—
TOTAL	—	—	4,562,434	4,562,434	4,562,434	4,562,434	13,104,557
J.W. Dietrich
Base Salary(3)	—	—	—	—	—	—	1,949,934
AIC(3)	—	—	—	—	—	—	2,317,204
Active LTI Plans	—	—	—	—	—	—	—
Restricted Stock(4)	—	—	1,335,644	1,335,644	1,335,644	1,335,644	1,335,644
Stock Options(4)	—	—	—	—	—	—	—
Health Benefits(3)	—	—	—	—	—	—	57,223
280G Cutback Amount(5)	—	—	—	—	—	—	—
TOTAL	—	—	1,335,644	1,335,644	1,335,644	1,335,644	5,660,005
S. Krishnasamy(6)
Base Salary(3)	—	—	—	—	—	—	1,722,478
AIC(3)	—	—	—	—	—	—	2,006,364
Active LTI Plans	—	—	—	—	—	—	—
Restricted Stock(4)	—	—	2,036,618	2,036,618	2,036,618	2,036,618	2,036,618
Stock Options(4)	—	—	—	—	—	—	—
Health Benefits(3)	—	—	—	—	—	—	25,587
280G Cutback Amount(5)	—	—	—	—	—	—	—
TOTAL	—	—	2,036,618	2,036,618	2,036,618	2,036,618	5,791,047

2025 Proxy Statement	83

Executive Compensation – Potential Payments Upon Termination or Change of Control
NAME	VOLUNTARY SEPARATION (NON-CIC)(1) ($)	INVOLUNTARY SEPARATION (NON-CIC)(1) ($)	RETIREMENT ($)(2)	DEATH ($)	PERMANENT DISABILITY ($)	CHANGE OF CONTROL (NO TERMINATION) ($)	CHANGE OF CONTROL AND QUALIFYING TERMINATION ($)
J.A Smith
Base Salary(3)	—	—	—	—	—	—	1,824,048
AIC(3)	—	—	—	—	—	—	2,159,174
Active LTI Plans	—	—	—	—	—	—	—
Restricted Stock(4)	—	—	1,894,635	1,894,635	1,894,635	1,894,635	1,894,635
Stock Options(4)	—	—	—	—	—	—	—
Health Benefits(3)	—	—	—	—	—	—	63,689
280G Cutback Amount(5)	—	—	—	—	—	—	—
TOTAL	—	—	1,894,635	1,894,635	1,894,635	1,894,635	5,941,546
B.A. Carere
Base Salary(3)	—	—	—	—	—	—	1,724,178
AIC(3)	—	—	—	—	—	—	2,027,092
Active LTI Plans	—	—	—	—	—	—	—
Restricted Stock(4)	—	—	1,798,671	1,798,671	1,798,671	1,798,671	1,798,671
Stock Options(4)	—	—	—	—	—	—	—
Health Benefits(3)	—	—	—	—	—	—	33,166
280G Cutback Amount(5)	—	—	—	—	—	—	—
TOTAL	—	—	1,798,671	1,798,671	1,798,671	1,798,671	5,583,107

(1)
Reflects entitlements if there is a separation prior to reaching age 55.

(2)
Reflects entitlements if there is a separation after reaching age 55, whether voluntary or involuntary.

(3)
The MRAs with each named executive officer provide for (a) a lump — sum cash payment equal to two times his or her base salary plus two times his or her target AIC opportunity and (b) 18 months of continued coverage of medical, dental, and vision benefits.

(4)
Represents the intrinsic value of the acceleration of vesting of any restricted stock or stock options that vest upon the event. For restricted stock, intrinsic value is computed by multiplying the closing market price per share of FedEx’s common stock on May 30, 2025, the last trading day of fiscal 2025 (which was $218.10), by the number of unvested shares of restricted stock held by the officer as of May 31, 2025. For stock options, intrinsic value represents the difference between the closing market price of FedEx’s common stock on May 30, 2025 ($218.10) and the exercise price of each unvested option (if the exercise price was less than such market price) held by the officer as of May 31, 2025. The value of the acceleration of any equity awards under the Policy on Limitation of Severance Benefits in connection with an executive officer’s retirement, or in connection with an actual change of control of FedEx, would be determined using the applicable methodology set forth in Section 280G, which amounts would be less than the intrinsic values shown in the table above.

(5)
Represents the amount of payments that would be forfeited by the named executive officer to avoid being subject to any excise tax or excess payment under the Policy on Limitation of Severance Benefits, the 2019 Plan, or the MRAs, as applicable. Based upon a hypothetical analysis as of May 31, 2025, no executive officer would be required to forfeit any cash payments or reduce the number of shares of stock or amount received upon acceleration of vesting of restricted stock or stock options held as of May 31, 2025.

(6)
See “Separation and Release Agreement with Sriram Krishnasamy” above for a description of payments that Mr. Krishnasamy will actually receive under the separation and release agreement.

84

Executive Compensation – Pay Versus Performance
Pay Versus Performance
Under rules adopted by the SEC pursuant to the Dodd-Frank Act, FedEx is required to calculate and disclose information about the relationship between executive “compensation actually paid” (“CAP”) and certain financial performance measures of FedEx. “Compensation actually paid,” as determined pursuant to Item 402(v) of Regulation S-K adopted by the SEC, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual compensation paid for those awards. CAP generally fluctuates due to stock price changes and varying levels of projected and actual achievement of performance goals. For a discussion of how our Compensation & HR Committee assessed FedEx’s performance and the performance of our Chief Executive Officer and our other named executive officers for purposes of determining pay each year, see “Executive Compensation — Compensation Discussion and Analysis” in this proxy statement and in our proxy statements for 2025, 2024, 2023, 2022, and 2021.
For further information about our compensation philosophy and the pay-for-performance nature of our executive compensation program, please see “Executive Compensation — Compensation Discussion and Analysis” beginning on page 43.
			AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NEOs ($)(3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NEOs ($)(4)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:			ADJUSTED CONSOLIDATED OPERATING INCOME (IN MILLIONS) ($)(8)
YEAR	SUMMARY COMPENSATION TABLE TOTAL ($)(1)	COMPENSATION ACTUALLY PAID TO CEO ($)(2)			FEDEX TSR ($)(5)	DOW JONES TRANSPORTATION AVERAGE TSR ($)(6)	NET INCOME (IN MILLIONS) ($)(7)
2025	12,873,691	7,273,193	5,637,869	3,590,384	182.43	175.85	4,092	6,120
2024	12,382,507	15,909,634	5,498,440	5,688,059	208.06	179.57	4,331	6,235
2023	13,249,823	12,796,020	6,296,043	5,689,551	174.03	159.13	3,972	4,948
2022	10,596,150	(19,560,048)	4,131,008	(1,388,125)	176.23	163.49	3,826	6,733
2021	14,325,537	88,307,582	5,783,014	16,035,779	244.15	177.82	5,231	5,857
(1)
Reflects total compensation amounts for Mr. Subramaniam for fiscal 2025, 2024, and 2023 and Frederick W. Smith for fiscal 2022 and 2021 reported in the proxy statements reporting pay for the fiscal years covered in the table above.

(2)
Reflects “compensation actually paid” to Mr. Subramaniam in fiscal 2025, 2024, and 2023 and Mr. Smith in fiscal 2022 and 2021, as determined in accordance with Item 402(v) of Regulation S-K for each year, adjusted in accordance with Item 402(v) of Regulation S-K as set forth in the table below. These dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Subramaniam in fiscal 2025, 2024, or 2023 or Mr. Smith in fiscal 2022 or 2021. For information regarding the decisions made by our Compensation & HR Committee relating to CEO compensation for each fiscal year, please see the “Executive Compensation — Compensation Discussion & Analysis” sections of the proxy statements reporting pay for the fiscal years covered in the table above.

2025 Proxy Statement	85

Executive Compensation – Pay Versus Performance
YEAR	2021	2022	2023	2024	2025
CEO	F.W. Smith	F.W. Smith	R. Subramaniam	R. Subramaniam	R. Subramaniam
SCT Total Compensation ($)	14,325,537	10,596,150	13,249,823	12,382,507	12,873,691
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(8,784,094)	(7,160,341)	(5,964,153)	(5,964,665)	(5,964,862)
Plus: Year End Fair Value for Stock and Option Awards Granted in the Covered Year ($)	49,787,090	4,378,639	6,029,546	7,017,566	3,466,167
Change in Fair Value of Outstanding Unvested Stock, and Option Awards from Prior Years ($)	32,335,923	(24,455,363)	(484,674)	1,826,533	(3,150,182)
Change in Fair Value of Stock, and Option Awards from Prior Years that Vested in the Covered Year ($)	532,670	(2,970,262)	69,188	784,265	282,904
Less: Fair Value of Stock, and Option Awards that failed to meet Vesting Conditions in the Covered Year ($)	—	—	—	—	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	(209,016)	(247,803)	(386,862)
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	110,456	51,129	105,306	111,231	152,337
Compensation Actually Paid ($)	88,307,582	(19,560,048)	12,796,020	15,909,634	7,273,193
Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 as of the end of the respective fiscal year. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Time-vested restricted stock awards grant date fair values are calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of fiscal year-end and as of each vesting date. Stock award valuations include reinvested dividends where applicable.
(3)
Reflects the average total compensation amounts reported in the Summary Compensation Table for the following non-CEO named executive officers for the indicated years:

2021: Messrs. Subramaniam; Donald F. Colleran, the former President and Chief Executive Officer of Federal Express; Robert B. Carter, our former Executive Vice President, FedEx Information Services and Chief Information Officer; and Michael C. Lenz and Alan B. Graf, Jr., who each formerly served as our Executive Vice President and Chief Financial Officer.
2022: Messrs. Colleran, Subramaniam, Carter, and Lenz.
2023: Messrs. F.W. Smith, Carter, Lenz, and Mark R. Allen, who formerly served as our Executive Vice President, General Counsel and Secretary.
2024: Messrs. Krishnasamy, Allen, Carter, Dietrich, and Lenz.
2025: Messrs. Krishnasamy, J.A. Smith, and Dietrich and Ms. Carere
(4)
Reflects the average of the “compensation actually paid” to our non-CEO named executive officers in each of fiscal 2021, 2022, 2023, 2024, and 2025 as determined in accordance with Item 402(v) of Regulation S-K for each year, adjusted in accordance with Item 402(v) of Regulation S-K as set forth in the table below. These dollar amounts do not reflect the actual amount of compensation earned by or paid to our non-CEO named executive officers during the applicable year. For information regarding the decisions made by our Compensation & HR Committee with respect the compensation of the non-CEO named executive officers for each fiscal year, please see the “Executive Compensation —  Compensation Discussion & Analysis” sections of the proxy statements reporting pay for the fiscal years covered in the table above.

86

Executive Compensation – Pay Versus Performance
YEAR	2021 AVERAGE	2022 AVERAGE	2023 AVERAGE	2024 AVERAGE	2025 AVERAGE
Non-CEO NEOs(3)
SCT Total Compensation ($)	5,783,014	4,131,008	6,296,043	5,498,440	5,637,869
Less: Stock, and Option Award Values Reported in SCT for the Covered Year ($)	(2,457,868)	(2,061,624)	(1,670,867)	(2,300,849)	(2,743,298)
Plus: Year End Fair Value for Stock, and Option Awards Granted in the Covered Year ($)	8,632,939	1,381,663	1,685,166	2,000,364	1,559,936
Change in Fair Value of Outstanding Unvested Stock, and Option Awards from Prior Years ($)	3,534,655	(4,374,850)	(605,233)	437,425	(866,569)
Change in Fair Value of Stock, and Option Awards from Prior Years that Vested in the Covered Year ($)	250,602	(443,261)	(33,347)	294,355	99,626
Fair Value as of Vesting Date of Stock, and Option Awards Granted and Vested in the Covered Year ($)	390,549	—	—	214,520	—
Fair Value of Stock, and Option Awards that Failed to Meet Vesting Conditions in the Covered Year ($)	(104,391)	—	—	(449,288)	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	(66,903)	(94,867)	(34,030)	(51,743)	(156,083)
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	73,182	73,806	51,819	44,835	58,904
Compensation Actually Paid ($)	16,035,779	(1,388,125)	5,689,551	5,688,059	3,590,384
Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 as of the end of the respective fiscal year. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Time-based restricted stock award grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of fiscal year-end and as of each vesting date. The aggregate change in actuarial present value of accumulated benefits under pension plans reflects the amount reported for the applicable year in the Summary Compensation Table. Stock award valuations include reinvested dividends where applicable.
(5)
For the relevant fiscal year, represents the cumulative total shareholder return (TSR) of FedEx for the measurement periods ending May 31, 2025, 2024, 2023, 2022, and 2021, respectively.

(6)
For the relevant fiscal year, represents the cumulative TSR of the Dow Jones Transportation Average (“Peer Group TSR”) for the measurement periods ending May 31, 2025, 2024, 2023, 2022, and 2021, respectively.

(7)
Reflects “Net Income” in FedEx’s audited consolidated income statements included in our Annual Reports on Form 10-K for fiscal 2025, 2024, 2023, 2022, and 2021.

(8)
Company-selected measure is adjusted consolidated operating income, as used in our AIC plans. See “Executive Compensation — Compensation Discussion and Analysis — Compensation Elements” for a discussion of how adjusted consolidated operating income is used in our executive compensation program. See Appendix C for a reconciliation of adjusted consolidated operating income to the most directly comparable GAAP measure for fiscal 2025, 2024, 2023, and 2022. GAAP consolidated operating income was the performance measure for the fiscal 2021 AIC plan.

Relationship between Pay and Performance. Below are graphs showing the relationship of  “compensation actually paid” to our Chief Executive Officer and our non-CEO named executive officers in fiscal 2021, 2022, 2023, 2024, and 2025 to (1) the TSR of FedEx and the peer group, (2) FedEx’s net income, and (3) FedEx’s adjusted consolidated operating income.

2025 Proxy Statement	87

Executive Compensation – Pay Versus Performance
Compensation Actually Paid vs. FedEx and Peer Group TSR
Compensation Actually Paid vs. GAAP Net Income

88

Executive Compensation – Pay Versus Performance
Compensation Actually Paid vs. Adjusted Consolidated Operating Income
Listed below are the financial and non-financial performance measures which in our assessment represent the most important financial performance measures we used to link compensation actually paid to our named executive officers, for fiscal 2025, to company performance.
Adjusted consolidated operating income;

Adjusted EPS;

CapEx/Revenue;

Relative TSR; and

ROIC.

See “Executive Compensation — Compensation Discussion and Analysis — Compensation Elements” for a discussion of each measure and how it is used to determine compensation actually paid to FedEx’s named executive officers.

2025 Proxy Statement	89

Executive Compensation – CEO Pay Ratio
CEO Pay Ratio
In accordance with Item 402(u) of Regulation S-K (the “pay ratio rule”), we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee (excluding the CEO). This ratio is a reasonable estimate calculated in a manner consistent with the pay ratio rule and is based on our employee and payroll records and the methodology described below. The pay ratio rule allows companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations when calculating the ratio. Our reported ratio may not be comparable to those reported by other companies due to differences in industry, business models, scope of international operations, and scale, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their ratios.
As permitted by the pay ratio rule, we used the same median employee to calculate our fiscal 2025 pay ratio as we used to calculate our fiscal 2024 pay ratio because we believe there has been no change in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosures. Based upon the estimates, assumptions, and methodology described herein, the fiscal 2025 annual total compensation of our CEO was $12,897,466 (including $23,775 in employer-provided health benefits not included in the Summary Compensation Table), the fiscal 2025 annual total compensation of our median employee was $50,791 (including $8,250 in employer-provided health benefits), and the ratio of these amounts was 254:1.
Considered Population
We determined our median employee as of March 1, 2024, which was within the last three months of our fiscal 2024 year as required by the pay ratio rule. As of that date, we employed 506,897 employees worldwide (other than our CEO), including full-time, part-time, seasonal, and temporary employees. As permitted by the pay ratio rule, in determining our median employee, we excluded approximately 3.5% of our total employee population as of March 1, 2024, or 17,574 employees outside of the U.S., from the following countries and territories: Antilles Francaises (10); Argentina (235); Aruba (15); Austria (386); Bahamas (29); Bahrain (98); Barbados (35); Bermuda (25); Botswana (19); British Virgin Islands (7); Bulgaria (186); Cambodia (11); Cayman Islands (24); Colombia (320); Costa Rica (91); Curacao (14); Cyprus (70); Czech Republic (644); Denmark (420); Dominican Republic (146); Ecuador (1); Egypt (206); Estonia (71); Fiji (36); Finland (192); Greece (274); Grenada (7); Guadeloupe (10); Guam (14); Guatemala (48); Honduras (1); Hungary (366); Indonesia (791); Ireland (275); Israel (563); Jamaica (71); Jordan (12); Kenya (70); Kuwait (129); Latvia (102); Lithuania (124); Luxembourg (53); Macau (9); Malawi (15); Namibia (24); New Zealand (269); Nigeria (20); Norway (174); Oman (14); Panama (71); Peru (1); Philippines (1,243); Portugal (872); Puerto Rico (579); Romania (429); Russia (23); Saint Kitts (8); Saint Lucia (9); Saint Maarten (9); Saint Vincent (6); Saudi Arabia (91); Singapore (1,172); Slovakia (182); Slovenia (102); South Africa (770); South Korea (1,137); Swaziland (11); Sweden (766); Switzerland (1,038); Trinidad and Tobago (46); Turks and Caicos Islands (6); Turkey (799); Ukraine (167); United Arab Emirates (995); United States Virgin Islands (18); Uruguay (37); Venezuela (14); Vietnam (169); and Zambia (78). As a result, an aggregate employee population of 489,323 was considered (the “considered population”) in determining our median employee in fiscal 2024.
Identifying our Median Employee
We selected annual taxable wages as the consistently applied compensation measure used to identify our median employee, which is a permissible approach even though this definition is defined differently across jurisdictions. For employees outside the U.S., we applied a reasonable estimate to determine taxable wages by consistently adjusting each non-U.S. employee’s annual pay rate upward to include additional elements of taxable compensation. From the considered population, we used statistical sampling to collect additional data for a group of employees (the “median population”) who were paid within a range of 10% above or below what we estimated to be our median taxable wage amount. We reviewed recent historical taxable wage data of the median population and selected employees within the median population with consistent taxable wages over the three previous years. We calculated fiscal 2024 total compensation for each of the selected employees using the methodology for calculating our CEO’s fiscal 2024 total compensation as set forth in the Summary Compensation Table of our 2024 proxy statement. We then identified an employee from this group, who was reasonably representative of our workforce and whose wage was a reasonable estimate of the median wage at our organization as the median employee.

90

EQUITY COMPENSATION PLANS
Equity Compensation Plans Approved by Stockholders
Stockholders approved FedEx’s 2010 Omnibus Stock Incentive Plan, as amended, and the 2019 Plan (the “stock plans”). Although options were still outstanding under the 2010 Omnibus Stock Incentive Plan as of May 31, 2025, no shares are available under this plan for future grants.
Equity Compensation Plans Not Approved by Stockholders
In connection with its acquisition of Caliber System, Inc. (“Caliber”) in January 1998, FedEx assumed Caliber’s officers’ deferred compensation plan. This plan was approved by Caliber’s board of directors, but not by Caliber’s or FedEx’s stockholders. Following FedEx’s acquisition of Caliber, Caliber stock units under the plan were converted to FedEx common stock equivalent units. In addition, the employer’s 50% matching contribution on compensation deferred under the plan was made in FedEx common stock equivalent units. Subject to the provisions of the plan, distributions to participants with respect to their stock units may be paid in shares of FedEx common stock on a one-for-one basis. Effective January 1, 2003, no further deferrals or employer matching contributions will be made under the plan. Participants may continue to acquire FedEx common stock equivalent units under the plan, however, pursuant to dividend equivalent rights.
Summary Table
The following table sets forth certain information as of May 31, 2025, with respect to compensation plans under which shares of FedEx common stock may be issued.
Equity Compensation Plan Information
PLAN CATEGORY	NUMBER OF SHARES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	NUMBER OF SHARES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SHARES REFLECTED IN THE FIRST COLUMN)
Equity compensation plans approved by stockholders	11,712,352(1)	$222.31	10,976,914(2)
Equity compensation plans not approved by stockholders	210(3)	N/A	—
Total	11,712,562	$222.31	10,976,914(2)

(1)
Represents shares of common stock issuable upon exercise of outstanding options granted under FedEx’s stock plans. This number does not include 240 shares of common stock issuable under a retirement plan assumed by FedEx for former non-employee directors of Caliber.

(2)
Shares available for equity grants under the 2019 Plan (no more than 609,193 of the shares available under the 2019 Plan may be used for full-value awards).

(3)
Represents shares of FedEx common stock issuable pursuant to the officers’ deferred compensation plan assumed by FedEx in the Caliber acquisition as described under “— Equity Compensation Plans Not Approved by Stockholders” above.

2025 Proxy Statement	91

AUDIT MATTERS
Proposal 3
Ratification of the Appointment of the
Independent Registered Public Accounting Firm

Vote Required for Ratification
The Audit and Finance Committee is responsible for selecting FedEx’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint Ernst & Young as FedEx’s independent registered public accounting firm for fiscal year 2026. The Board of Directors believes, however, that submitting the appointment of Ernst & Young to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit and Finance Committee will review its future selection of the independent registered public accounting firm.
The ratification of the appointment of Ernst & Young as FedEx’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

Your Board of Directors recommends that you vote “FOR” this proposal.
Appointment of Independent Registered Public Accounting Firm
Ernst & Young audited FedEx’s annual financial statements for the fiscal year ended May 31, 2025, and FedEx’s internal control over financial reporting as of May 31, 2025. The Audit and Finance Committee has appointed Ernst & Young to be FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2026.
Ernst & Young has been FedEx’s external auditor continuously since 2002. The members of the Audit and Finance Committee and the Board of Directors believe that the continued retention of Ernst & Young to serve as FedEx’s independent registered public accounting firm is in the best interests of the company and our stockholders.
The stockholders are asked to ratify this appointment at the annual meeting. Representatives of Ernst & Young will attend the meeting to respond to appropriate questions and to make a statement if they so desire.
Policies Regarding Independent Auditor
The Audit and Finance Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, including the audit fee negotiations associated with the retention of the firm. Additionally, in conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Audit and Finance Committee and its chairperson are directly involved in the selection of any new lead engagement partner. To help ensure the independence of the independent registered public accounting firm, the Audit and Finance Committee has adopted two policies: the Policy on Engagement of Independent Auditor and the Policy on Hiring Certain Employees and Partners of the Independent Auditor.
Pursuant to the Policy on Engagement of Independent Auditor, the Audit and Finance Committee preapproves all audit services and non-audit services to be provided to FedEx by its independent registered public accounting firm. The Audit and Finance Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is reported at the next Audit and Finance Committee meeting.
The Audit and Finance Committee may preapprove for up to one year in advance the provision of particular types of permissible routine and recurring audit-related, tax, and other non-audit services, in each case described in reasonable detail and subject to a specific annual monetary limit also approved by the Audit and Finance Committee. The Audit and Finance Committee must be informed about each such service that is actually provided. In cases where a service is not covered by one of those approvals, the service must be specifically preapproved by the Audit and Finance Committee no earlier than one year prior to the commencement of the service.
Each audit or non-audit service that is approved by the Audit and Finance Committee (excluding tax services performed in the ordinary course of FedEx’s business and excluding other services for which the aggregate fees are expected to be less than $50,000) will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit and Finance Committee or by an officer of FedEx authorized by the Audit and Finance Committee to sign on behalf of FedEx.

92

AUDIT MATTERS – Report of the Audit and Finance Committee of the Board of Directors
The Audit and Finance Committee will not approve or pre-concur any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit and Finance Committee’s opinion, the independence of the independent registered public accounting firm.
In addition, the policy provides that FedEx’s independent registered public accounting firm may not provide any services, including financial counseling and tax services, to any FedEx officer, Audit and Finance Committee member, or FedEx managing director (or its equivalent) in the Finance department or to any immediate family member of any such person. The Policy on Engagement of Independent Auditor is available under the Governance heading below “Corporate Governance” on the Investor Relations page of our website at investors.fedex.com.
Pursuant to the Policy on Hiring Certain Employees and Partners of the Independent Auditor, FedEx will not hire a person who is concurrently a partner or other professional employee of the independent registered public accounting firm or, in certain cases, an immediate family member of such a person. Additionally, FedEx will not hire a former partner or professional employee of the independent registered public accounting firm in an accounting role or a financial reporting oversight role if he or she remains in a position to influence the independent registered public accounting firm’s operations or policies, has capital balances in the independent registered public accounting firm, or maintains certain other financial arrangements with the independent registered public accounting firm. FedEx will not hire a former member of the independent registered public accounting firm’s audit engagement team (with certain exceptions) in a financial reporting oversight role without waiting for a required “cooling-off” period to elapse.
FedEx’s Executive Vice President and Chief Financial Officer must preapprove any hire who was employed during the preceding three years by the independent registered public accounting firm, and report at least annually all such hires to the Audit and Finance Committee.
Report of the Audit and Finance Committee of the Board of Directors
The Audit and Finance Committee assists the Board of Directors in its oversight of FedEx’s financial reporting process. The Audit and Finance Committee’s responsibilities are more fully described in its charter, which is available on the Investor Relations page of the FedEx website at investors.fedex.com/governance/board-of-directors/committee-charters/audit-committee-charter.
Management has the primary responsibility for the financial statements and the financial reporting process, including internal control over financial reporting. FedEx’s independent registered public accounting firm is responsible for performing an audit of FedEx’s consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with United States generally accepted accounting principles. The independent registered public accounting firm also is responsible for performing an audit of and expressing an opinion on the effectiveness of FedEx’s internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended May 31, 2025, including a discussion of, among other things:
The acceptability and quality of the accounting principles;

The reasonableness of significant accounting judgments and critical accounting policies and estimates;

The clarity of disclosures in the financial statements; and

The adequacy and effectiveness of FedEx’s financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including management’s assessment and report on internal control over financial reporting.

The Audit and Finance Committee also reviewed with the Chief Executive Officer and Chief Financial Officer of FedEx their respective certifications with respect to FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025.
The Audit and Finance Committee reviewed and discussed with the independent registered public accounting firm the audited consolidated financial statements for the fiscal year ended May 31, 2025, the firm’s judgments as to the acceptability and quality of FedEx’s accounting principles, and such other matters as are required to be discussed with the Audit and Finance Committee by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit and Finance Committee also reviewed and discussed with the independent registered public accounting firm its audit of the effectiveness of FedEx’s internal control over financial reporting.
In addition, the Audit and Finance Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit and Finance Committee concerning independence and discussed with the independent registered public accounting firm the firm’s independence.
The Audit and Finance Committee discussed with FedEx’s senior internal audit executive and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit and Finance Committee meets with the senior

2025 Proxy Statement	93

AUDIT MATTERS – Report of the Audit and Finance Committee of the Board of Directors
internal audit executive and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of FedEx’s internal controls, and the overall quality of FedEx’s financial reporting.
In reliance on the reviews and discussions referred to above, and the receipt of unqualified opinions from Ernst & Young LLP dated July 21, 2025 with respect to the consolidated financial statements of FedEx as of and for the fiscal year ended May 31, 2025, and with respect to the effectiveness of FedEx’s internal control over financial reporting, the Audit and Finance Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025, for filing with the SEC.
Audit and Finance Committee Members

R. BRAD MARTIN Chairman	MARVIN R. ELLISON	AMY B. LANE

FREDERICK P. PERPALL	JOSHUA COOPER RAMO

94

AUDIT MATTERS – Audit and Non-Audit Fees
Audit and Non-Audit Fees
The following table sets forth fees for services Ernst & Young provided to FedEx during fiscal 2025 and 2024, which were preapproved by FedEx’s Audit and Finance Committee in accordance with the Policy on Engagement of Independent Auditor (discussed above):
	2025	2024
Audit	$32,576,000	$33,516,000
Audit-related fees	4,574,000	2,301,000
Tax fees	4,693,000	4,461,000
All other fees	125,000	72,000
Total	$41,968,000	$40,350,000

Audit Fees. Represents fees for professional services provided for the audit of FedEx’s annual financial statements, the audit of FedEx’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, the review of FedEx’s quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees. Represents fees for assurance and other services related to the audit of FedEx’s financial statements. The fees for fiscal 2025 were primarily for the audit of the carve-out financial statements of the FedEx Freight business in connection with its planned spin-off and other related accounting matters, system and organization controls (SOC) assessments and reports, benefit plan audits, and services related to compliance with upcoming environmental, social, and governance reporting requirements. The fees for fiscal 2024 were primarily for benefit plan audits, international accounting and reporting compliance, and SOC assessments and reports.

Tax Fees. Represents fees for professional services provided primarily for international tax compliance and domestic and international tax advisory services. Tax compliance and preparation fees totaled $3,068,000 and $3,277,000 in fiscal 2025 and 2024, respectively.

All Other Fees. Represents fees for products and services provided to FedEx not otherwise included in the categories above. The fees for fiscal 2025 and fiscal 2024 were for technical accounting and reporting resources.

FedEx’s Audit and Finance Committee has determined that the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young’s independence.

2025 Proxy Statement	95

STOCK OWNERSHIP
Directors and Executive Officers
The following table sets forth the amount of FedEx’s common stock beneficially owned by each director and director nominee, each named executive officer included in the Summary Compensation Table, and all directors, director nominees, and executive officers as a group, as of August 4, 2025 (unless otherwise noted below). The table also includes information about stock options, restricted stock, and RSUs granted to our directors and executive officers. Unless otherwise indicated, beneficial ownership is direct and the person shown has sole voting and investment power.
	COMMON STOCK BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	SHARES	RSUs(1)	OPTION SHARES(2)	PERCENT OF CLASS(3)
Silvia Davila	1,082	767	—	*
Marvin R. Ellison	6,965	767	25,267	*
Stephen E. Gorman	2,016	767	4,727	*
Susan Patricia Griffith	5,861(4)	767	19,615	*
Amy B. Lane	3,650(5)	767	5,567	*
R. Brad Martin	75,535(6)	767	25,267	*
Nancy A. Norton	758	767	4,727	*
Frederick P. Perpall	2,203	767	6,719	*
Joshua Cooper Ramo	6,325	767	25,267	*
Susan C. Schwab	8,149	767	21,287	*
Richard W. Smith	178,151(7)	—	79,270	*
Rajesh Subramaniam	123,908(8)	—	248,559	*
Paul S. Walsh	14,758	767	25,267	*
Sriram Krishnasamy	18,571	—	29,245	*
John A. Smith	33,035(9)	—	78,061	*
Brie A. Carere	26,262	—	67,068	*
John W. Dietrich	15,662	—	11,827	*
All directors, director nominees, and executive officers as a group (18 persons)	506,834	8,445	737,835	*

*
Less than 1% of FedEx’s outstanding common stock.

(1)
Numbers shown are rounded to the nearest whole share. Includes 12 RSUs accrued as dividend equivalent rights for each of Messrs. Ellison, Gorman, Martin, Perpall, Ramo, and Walsh; Mses. Davila, Griffith and Lane; Vice Admiral Norton; and Ambassador Schwab.

(2)
Reflects the number of shares that can be acquired at August 4, 2025, or within 60 days thereafter through the exercise of stock options. These shares are excluded from the column headed “Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(3)
Based on 235,948,121 shares outstanding on August 4, 2025.

(4)
Includes 1,000 shares owned by Susan P. Griffith Living Trust.

(5)
Includes 333 shares owned by trusts.

(6)
Includes 7,250 shares owned by R. Brad Martin Family Foundation, 55,000 shares held through grantor retained annuity trusts, 2,250 shares in children’s trusts, and 2,100 shares owned by Mr. Martin’s spouse.

(7)
Includes 80,200 shares owned by family trusts.

(8)
Includes 42,032 shares owned by a family trust.

(9)
Includes 3,363 shares owned by The Smith Living Trust.

96

STOCK OWNERSHIP – Significant Stockholders
Significant Stockholders
The following table lists certain persons known by FedEx to own beneficially more than five percent of FedEx’s outstanding shares of common stock.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS(1)
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	20,483,012(2)	8.68%
The Estate of Frederick W. Smith 600 Poplar Avenue, Suite 400 Memphis, Tennessee 38119	18,032,385(3)	7.47%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	15,498,779(4)	6.57%
Dodge & Cox 555 California Street, 40th Floor San Francisco, California 94104	13,572,703(5)	5.75%
PRIMECAP Management Company 177 East Colorado Boulevard, 11th Floor Pasadena, California 91105	11,931,800(6)	5.06%

(1)
The ownership percentages set forth in this column are based on the assumption that each of the significant stockholders continued to own the number of shares reflected in the table above as of August 4, 2025.

(2)
Based solely upon a Schedule 13G/A filed with the SEC on April 30, 2025, and reporting beneficial ownership as of March 31, 2025, The Vanguard Group, Inc., a registered investment advisor, had sole voting power over no shares, shared voting power over 281,153 shares, sole dispositive power over 19,394,237 shares, and shared dispositive power over 1,088,775 shares. The 13G/A indicates that all shares reported were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of FedEx.

(3)
Includes 15,193,132 shares owned directly by the Estate, options to acquire 980,795 shares through the exercise of stock options held by the Estate, 1,855,708 shares owned by Frederick Smith Enterprise Company, Inc. (“Enterprise”), a family holding company, and 2,750 shares held in FedEx’s retirement savings plan. Pending the probate process, the Estate owns 45% of Enterprise’s outstanding stock. Mr. Smith’s beneficiaries now directly own the remaining 55% of Enterprise's outstanding stock in equal shares. Stacey D. Smith, the widow of Frederick W. Smith, has shared voting and dispositive power over the shares held by the Estate as co-executor. Ownership percentage reflects the number of shares that can be acquired at August 4, 2025, or within 60 days thereafter through the exercise of stock options.

(4)
Based solely upon a Schedule 13G/A filed with the SEC on January 29, 2024, and reporting beneficial ownership as of December 31, 2023, BlackRock, Inc. is the parent holding company of certain institutional investment managers, which collectively had sole voting power over 13,928,548 shares, shared voting power over no shares, and sole dispositive power over all 15,498,779 shares. The 13G/A indicates that all shares reported were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of FedEx.

(5)
Based solely upon a Schedule 13G/A filed with the SEC on February 13, 2024, and reporting beneficial ownership as of December 31, 2023, Dodge & Cox, a registered investment advisor, had sole voting power over 12,756,149 shares, shared voting power over no shares, and sole dispositive power over all 13,572,703 shares. The 13G/A indicates that all shares reported were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of FedEx.

(6)
Based solely upon a Schedule 13G/A filed with the SEC on May 13, 2025, and reporting beneficial ownership as of March 31, 2025, PRIMECAP Management Company, a registered investment advisor, had sole voting power over 11,723,227 shares, shared voting power over no shares, and sole dispositive power over all 11,931,800 shares. The 13G/A indicates that all shares reported were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of FedEx.

2025 Proxy Statement	97

Amendment to 2019 Omnibus Stock Incentive Plan
Proposal 4
Approval of the Amendment to the 2019 Omnibus Stock
Incentive Plan to Increase the Number of Authorized Shares

Our stockholders originally approved the 2019 Plan at the 2019 annual meeting of stockholders and approved an amendment to the 2019 Plan at the 2022 annual meeting of stockholders. The 2019 Plan currently provides that the maximum number of shares of FedEx common stock that may be issued pursuant to awards granted under the 2019 Plan is 22,000,000 shares, of which no more than 1,500,000 shares may be issued as full-value awards (i.e., awards other than stock options or stock appreciation rights).
On July 21, 2025, the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved an amendment to the 2019 Plan, subject to approval by the stockholders at the annual meeting, to increase the number of shares authorized for issuance under the 2019 Plan. If approved by our stockholders, the amendment would authorize an additional 2,100,000 shares for issuance under the 2019 Plan, 2,000,000 of which may be issuable as full-value awards (i.e., restricted stock, RSUs, or any other equity awards other than stock options or stock appreciation rights). The amendment would not make any other changes to the 2019 Plan.
The Board of Directors recommends that our stockholders approve the amendment to increase the number of shares authorized for issuance under the 2019 Plan. FedEx relies on equity awards to retain and attract key employees and non-employee Board members and believes that equity incentives are necessary for FedEx to remain competitive with regard to retaining and attracting highly qualified individuals upon whom, in large measure, the future growth and success of FedEx depend. In particular, in the current hiring environment, an increase in the number of available full-value awards is essential to attract and retain key talent. In response to changes in market practice for equity compensation, we shifted our non-management director compensation program from stock options to RSUs (beginning in fiscal 2024). We have not requested an increase in the number of shares that may be issued as full-value awards since the 2019 Plan was initially approved. Absent an increase in the number of authorized shares under the 2019 Plan, including the increase in shares that may be issuable as full-value awards, we do not expect to have sufficient full-value shares to meet our anticipated equity compensation needs for fiscal 2027 (which begins on June 1, 2026). We believe that increasing the number of shares issuable under the 2019 Plan is necessary in order to allow FedEx to continue to utilize equity awards and further transition to full-value awards to retain and attract the services of key individuals essential to FedEx’s long-term growth and financial success and to further align their interests with those of FedEx’s stockholders. The 2019 Plan amendment would further these objectives by allowing FedEx to grant awards under the 2019 Plan through fiscal 2029, as estimated using current assumptions regarding share utilization.
The following factors were taken into account by the Compensation & HR Committee and the Board of Directors in approving the proposed amendment to increase the number of authorized shares under the 2019 Plan: FedEx’s historical burn rate; the number of shares remaining available under the 2019 Plan for future awards; the number of outstanding stock options and unvested restricted shares; dilution resulting from the proposed increase in authorized shares; the stockholder value transfer resulting from the proposed increase; and the remaining term of the 2019 Plan in which awards may be granted.
A summary of the 2019 Plan is set forth below. This summary is, however, qualified by and subject to the full text of the 2019 Plan, as proposed to be amended, which is attached as Appendix D. For ease of reference, the marked copy of the 2019 Plan in Appendix D shows the deleted text in strikethrough format and added text underlined. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given such terms in the 2019 Plan.
If our stockholders approve the amendment to the 2019 Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the 2019 Plan.

Vote Required for Approval
The affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote is required to approve the amendment to the 2019 Plan.

Your Board of Directors recommends that you vote “FOR” this proposal.

98

Amendment to 2019 Omnibus Stock Incentive Plan –
Number of Shares That May be Awarded under the 2019 Plan
Number of Shares That May be Awarded under the 2019 Plan
The 2019 Plan is the sole FedEx equity compensation plan under which awards can be made. The 2019 Plan currently provides that the maximum number of shares of FedEx common stock that may be issued pursuant to awards granted under the 2019 Plan is 22,000,000 shares, of which no more than 1,500,000 shares may be issued as full-value awards. The following table sets forth as of August 4, 2025, the total number of shares available for awards (stock option, stock appreciation right, or full-value awards) under the 2019 Plan (both before and after the requested increase in authorized shares), together with the equity dilution represented by such shares as a percentage of the 235,948,121 shares of FedEx common stock outstanding as of August 4, 2025, and the number of shares available only for full-value awards under the 2019 Plan (both before and after the requested increase in authorized shares):
	TOTAL NUMBER OF SHARES AVAILABLE FOR FUTURE AWARDS	PERCENTAGE OF OUTSTANDING SHARES	SHARES AVAILABLE ONLY FOR FULL-VALUE AWARDS(1)
Shares available for future awards under the 2019 Plan	10,155,160	4.30%	446,693
Requested increase in authorized shares under the 2019 Plan	2,100,000	0.89%	2,000,000
Shares available for future awards under the 2019 Plan after approval of proposed amendment	12,255,160	5.19%	2,446,693

(1)
These share amounts are included in “Total Number of Shares Available for Future Awards.”

The number of shares that may be issued under the 2019 Plan is subject to adjustment in the event of certain equity restructuring events and corporate reorganizations, as discussed below. To the extent that an award is canceled, terminates, expires, is forfeited, or lapses for any reason, any unissued or forfeited shares subject to the awards will be available again for issuance pursuant to awards granted under the 2019 Plan.
As of August 4, 2025, there were 12,845,800 shares of FedEx common stock issuable pursuant to the exercise of outstanding stock options with a weighted-average exercise price of $222.83 and a weighted-average remaining contractual term of 5.73 years, 393,125 unvested shares of restricted stock, and 8,445 unvested RSUs. In addition, as of August 4, 2025, there were 212 shares of FedEx common stock issuable under the Caliber officers’ deferred compensation plan (which are fully vested and issuable upon termination of service) and 200 shares of FedEx common stock issuable under the Caliber retirement plan for non-employee directors. See “Equity Compensation Plans — Equity Compensation Plans Not Approved by Stockholders” for information on the Caliber plans. On August 4, 2025, the closing price of FedEx common stock on the New York Stock Exchange was $217.49.
Stock options held by employees generally vest ratably over three or four years beginning on the first anniversary of the grant date. Restricted shares generally vest ratably over four years beginning on the first anniversary of the grant date. RSUs which, to date, have only been granted to non-employee directors, vest fully one year after the grant date (or the date of the next annual meeting of stockholders, if earlier), and accrue dividend equivalent rights, which are reinvested in additional RSUs. Stock options and unvested restricted shares held by the named executive officers as of May 31, 2025, are set forth in the “Outstanding Equity Awards at End of Fiscal 2025” table earlier in this proxy statement, and stock options and unvested restricted stock units held by non-employee directors as of May 31, 2025, are set forth in “Director Compensation — Fiscal 2025 Director Compensation.”
The following table sets forth information regarding stock option, restricted stock, and RSU awards and the run rate of our equity compensation program for each of, as well as the averages over, the last three fiscal years. The run rate represents all awards granted in a fiscal year divided by the weighted‑average of common shares outstanding for that fiscal year.
	FISCAL 2023	FISCAL 2024	FISCAL 2025	3-YEAR AVERAGE
Stock options granted	2,404,617	1,837,624	1,447,141	1,896,461
Restricted shares granted	160,286	160,585	141,811	154,227
RSUs granted	0	8,786	9,156	5,981
Weighted-average common shares	254,275,723	248,465,268	240,988,287	247,909,759
Run rate	1.01%	0.81%	0.66%	0.83%

2025 Proxy Statement	99

Amendment to 2019 Omnibus Stock Incentive Plan –
Plan Highlights; Promotion of Sound Corporate Governance Practices
Plan Highlights; Promotion of Sound Corporate Governance Practices
While the 2019 Plan affords flexibility in designing long-term equity incentives that are responsive to evolving regulatory changes and compensation best practices and incorporate tailored, performance-based measures, the 2019 Plan also contains a number of restrictive features that are designed to protect stockholder interests and ensure that awards are granted through a disciplined and thoughtful process — including the following:
No Discounted Stock Options. The 2019 Plan prohibits the grant of stock options with an exercise price less than the fair market value of FedEx common stock on the date of grant.

No Repricing of Awards Without Prior Stockholder Approval. The 2019 Plan prohibits the repricing of stock options and stock appreciation rights in any manner, including by amendment of an award agreement or substitution of a new award, other equity security, or cash payment.

No Grants of  “Reload” Awards. The 2019 Plan does not provide for “reload” awards (i.e., the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).

No Annual “Evergreen” Provision. The 2019 Plan provides a specific maximum share limitation (24,100,000, if the requested increase in authorized shares is approved), and does not provide for an annual or automatic increase in the number of shares available for awards under the 2019 Plan.

Cap on Full-Value Awards. The 2019 Plan includes a limit on the number of shares (3,500,000, if the requested increase in authorized shares is approved) that may be issued as full-value awards (i.e., awards other than stock options or stock appreciation rights).

Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices. The 2019 Plan does not allow shares to be added back to the maximum share limitation under the 2019 Plan if they were withheld, deducted, or delivered for tax payments relating to stock options or stock appreciation rights; used to pay the exercise price of a stock option; repurchased on the open market with proceeds of a stock option exercise; or not issued upon exercise for any reason (including as a result of the net settlement or net exercise) of an outstanding stock option or share-settled stock appreciation right.

No “Liberal Change in Control” Definition. The 2019 Plan’s definition of  “change of control” for purposes of accelerating vesting of awards is not considered “liberal.” As an example, mergers, consolidations, reorganizations, asset sales, and asset dispositions are required to be consummated (with existing stockholders owning less than 60% of voting power after the transaction), rather than merely approved by stockholders. Likewise, the definition does not include the mere commencement or announcement of a tender or exchange offer for FedEx stock, the acquisition of any less than 30% of voting power by third parties, or a change in less than half of the Board of Directors.

No Dividends Paid Out on Unearned Performance Awards. The 2019 Plan provides that dividend equivalents payable on performance awards may be paid only when the underlying award is paid or settled.

Minimum Vesting Requirement. With limited exceptions, all awards made under the 2019 Plan have a minimum vesting period of at least one year.

Ten-Year Plan Term. The 2019 Plan prohibits the making of awards after June 30, 2029, and limits the exercise term of stock options and stock appreciation rights to ten years from the grant date.

Independent Committee Administration. The 2019 Plan is administered by our Compensation & HR Committee, which is comprised solely of independent, non-employee directors.

Certain Awards are Subject to Clawback Policy. The Board of Directors, upon recommendation of the Compensation & HR Committee, has the authority, in the event of certain types of misconduct and upon the occurrence of specified events, to cancel certain awards, including vested awards, and to recoup gains realized from previous awards by any current or former “executive officer” (defined as “officers” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended).

Limit on Non-Employee Director Compensation. The maximum amount that may be paid to any one non-employee director in a single fiscal year, in cash, awards (valued on the grant date), or otherwise, is $1,000,000.

280G Cutback. Amounts payable under the 2019 Plan in connection with a change of control in FedEx that equal or exceed a participant’s “safe harbor” limit under Section 280G of the Code are automatically reduced, to the extent possible, to $1 below that threshold.

In addition, under FedEx’s current equity grant practices, equity awards to employees generally vest ratably over a period of three or four years, and the 2019 Plan provides that awards tied to performance criteria cannot be earned within less than one year from the date of grant. Finally, the company’s gross run rate, or burn rate, has averaged only 0.83% over the past three years, and we estimate that, upon approval of the amendment, the maximum level of equity dilution caused by FedEx’s equity compensation program will be only 9.6% on a fully diluted basis.

100

Amendment to 2019 Omnibus Stock Incentive Plan – Purpose of the 2019 Plan
Purpose of the 2019 Plan
The purpose of the 2019 Plan is to aid FedEx and its subsidiaries and affiliates in retaining, attracting, and rewarding non-employee directors and designated key employees of outstanding ability and to motivate them to exert their best efforts to achieve the company’s long-term goals. The Board of Directors believes that increased ownership of FedEx common stock by employees and directors, and compensation that is otherwise linked to the value of FedEx common stock, will further align their interests with those of FedEx’s other stockholders and will promote the company’s long-term success and the creation of long-term stockholder value.
Administration of the 2019 Plan
The 2019 Plan is administered by those members, not less than two, of the Compensation & HR Committee of the Board of Directors or such successor committee or subcommittee of the Board of Directors that is designated by the Board to administer the 2019 Plan (the “Committee”) who qualify as “independent directors” under Section 303A of the New York Stock Exchange Listed Company Manual and are “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Each member of the Compensation & HR Committee currently meets these qualifications.
Subject to the express provisions of the 2019 Plan, the Committee has full and exclusive power, authority, and discretion to take any and all actions necessary, appropriate, or advisable for the administration of the 2019 Plan, including the following:
Designate participants in the 2019 Plan;

Determine the type or types of awards to be granted to each participant and the number, terms, and conditions of, and restrictions on, each award; provided, that any award granted under the 2019 Plan is subject to a minimum vesting period of one year with limited exceptions;

Establish, adopt, or revise rules, guidelines, and policies for the administration of the 2019 Plan; and

Construe and interpret the 2019 Plan, any award agreement, and other documents and instruments relating to the 2019 Plan or any award.

Awards made under the 2019 Plan to non-employee directors are approved by the Board of Directors upon the recommendation of the Committee. The Committee retains full independent authority under the 2019 Plan with respect to all other aspects of such awards. The Committee may delegate to one or more officers the authority to grant awards under the 2019 Plan within specified parameters (as to the number, types, and terms of such awards), other than awards to certain senior officers.
Shares Awarded under the 2019 Plan
The number of shares that may be issued under the 2019 Plan and the limitations on individual awards are subject to adjustment in the event of certain equity restructuring events and corporate reorganizations, as discussed below.
The 2019 Plan provides for the use of authorized but unissued shares or treasury shares. To the extent that an award is canceled, terminates, expires, is forfeited, or lapses for any reason, any unissued or forfeited shares subject to the award will be available again for issuance pursuant to awards granted under the 2019 Plan.
To the extent that the full number of shares subject to a performance award (other than a stock option or stock appreciation right for which the relevant performance condition is appreciation in market price) is not issued because of a failure to achieve maximum performance goals, the number of shares not issued will be available again for issuance pursuant to awards granted under the 2019 Plan. Any shares related to awards that are settled in cash or other consideration in lieu of shares and any shares that are withheld or deducted from an award or delivered by a participant to satisfy tax withholding requirements relating to full-value awards (i.e., awards other than stock options or stock appreciation rights) will be available again for issuance pursuant to awards granted under the 2019 Plan. However, shares will not be added back to the maximum share limitation under the 2019 Plan if  (i) the shares are withheld or deducted from an award or delivered by a participant to satisfy tax withholding requirements relating to stock options or stock appreciation rights; (ii) the shares are used for payment of the exercise price of a stock option; or (iii) the shares are repurchased on the open market with proceeds of a stock option exercise. In addition, to the extent that the full number of shares subject to a stock option or share-settled stock appreciation right is not issued upon exercise for any reason, including by reason of a net settlement or net exercise, then all shares that were covered by the exercised stock option or stock appreciation right will not be available for issuance pursuant to awards granted under the 2019 Plan.

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Amendment to 2019 Omnibus Stock Incentive Plan – Eligibility to Receive Awards
Eligibility to Receive Awards
The 2019 Plan permits awards to be made to any of the following individuals, as designated by the Committee:
non-employee directors of FedEx (currently, FedEx has 11 non-employee directors, all of whom are standing for reelection at the annual meeting; if all nominees are elected at the 2025 annual meeting FedEx will have 10 non-employee directors as R. Brad Martin will become executive Chairman and Chairman of the Board immediately following the annual meeting);

employees of FedEx and its subsidiaries and affiliates (currently, FedEx and its subsidiaries and affiliates have approximately 500,000 employees); and

anyone to whom an offer of employment with FedEx or any of its subsidiaries or affiliates has been made, though prospective employees to whom an award has been made may not receive any payment in respect of or exercise any right with respect to such award until employment has commenced.

As of August 4, 2025, the stock options and restricted stock awards outstanding under the 2019 Plan were held by a total of 11,751 current and former employees and non-employee directors.
The basis for participation in the 2019 Plan is the Compensation & HR Committee’s decision that an award to an eligible participant will further the 2019 Plan’s purposes of retaining, attracting, and rewarding non-employee directors and designated key employees of outstanding ability and motivating eligible participants to exert their best efforts to achieve the company’s long-term goals. In designating participants under the 2019 Plan, the Compensation & HR Committee will consider the recommendations of management and the purposes of the 2019 Plan.
Types of Awards
The 2019 Plan authorizes the granting of awards in any of the following forms:
options to purchase shares of FedEx common stock at a price not less than the fair market value of the shares as of the grant date — stock options may be designated under the Code as non-qualified stock options (which may be granted to all participants) or incentive stock options (which may be granted to employees, but not to non-employee directors or prospective employees);

restricted shares, which are shares of FedEx common stock that are subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

restricted stock units, which represent the right to receive shares of FedEx common stock (or an equivalent value in cash or any combination of cash and FedEx common stock, as specified in the award agreement) at a designated time in the future and which right is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

stock appreciation rights, which give the holder the right to receive the difference (payable in any combination of cash, FedEx common stock, or other form of consideration, as specified in the award agreement) between the fair market value per share of FedEx common stock, on the date of exercise over the exercise price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

performance awards, which are awards payable in cash or FedEx common stock (or any combination thereof) upon the attainment of specified performance goals (any award that may be granted under the 2019 Plan also may be granted in the form of a performance award);

dividend equivalents with respect to full-value awards (and not, for the avoidance of doubt, with respect to stock options or stock appreciation rights), which entitle the participant to payments equal to any dividends paid on all or a portion of the number of shares of FedEx common stock underlying such full-value award, as determined by the Committee (with respect to dividend equivalents payable on performance awards, such dividend equivalents may be paid only to the extent and at the time the underlying award is paid or settled); and

other stock-based awards in the discretion of the Committee, including unrestricted shares of FedEx common stock — for example, stock awarded purely as a bonus or issued in lieu of other rights to cash compensation.

Unless otherwise determined by the Committee and set forth in the applicable award agreement, awards under the 2019 Plan shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
Term of the 2019 Plan
Unless the 2019 Plan is earlier terminated in accordance with its provisions, no awards will be made under the 2019 Plan after June 30, 2029, but awards granted on or prior to such date will continue to be governed by the terms and conditions of the 2019 Plan and the applicable award agreement.

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Amendment to 2019 Omnibus Stock Incentive Plan –
Exercise Term of Stock Options and Stock Appreciation Rights
Exercise Term of Stock Options and Stock Appreciation Rights
The Committee determines the period during which a stock option or stock appreciation right granted under the 2019 Plan may be exercised, but no such option or right will be exercisable for more than ten years from the grant date of such award.
Limitations on Individual Awards
The maximum number of shares of FedEx common stock subject to stock options granted under the 2019 Plan to any one participant during any FedEx fiscal year is 1,000,000. The maximum number of shares of FedEx common stock subject to stock appreciation rights granted under the 2019 Plan to any one participant during any FedEx fiscal year is 1,000,000. The maximum number of restricted shares granted under the 2019 Plan to any one participant during any FedEx fiscal year is 500,000. The maximum number of shares of FedEx common stock underlying awards of restricted stock units granted under the 2019 Plan to any one participant during any FedEx fiscal year is 500,000. The maximum number of shares of FedEx common stock underlying other stock-based awards granted under the 2019 Plan to any one participant during any FedEx fiscal year is 500,000. These same individual award limitations apply to the extent the awards are granted in the form of performance awards.
Performance Goals
Any performance award granted under the 2019 Plan shall be earned, vested, and payable (as applicable) only upon the achievement of the performance goals established by the Committee based upon one or more performance criteria, together with the satisfaction of any other conditions, such as continued service, as the Committee may determine to be appropriate, subject to the change of control provision in the 2019 Plan.
Performance goals for performance awards may be based on one or more of, but are not limited to, the following performance criteria for FedEx, either on a consolidated basis or for a specified FedEx subsidiary, affiliate, or other business unit, or a division, region, department, or function within FedEx or a subsidiary or affiliate of FedEx:
Revenues (net or gross);

Profit (including net profit, pre-tax profit, gross profit, operating profit, economic profit, profit margins, or other corporate profit measures);

Earnings (including earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings per share (basic or diluted); or other corporate earnings measures);

Income (including net income (before or after taxes), operating income, or other corporate income measures);

Cash (including cash flow, free cash flow, operating cash flow, net cash provided by operations, cash flow in excess of cost of capital, or other cash measures);

Return measures (including return on assets (gross or net), return on equity, return on income, return on invested capital, return on operating capital, return on sales, and cash flow return on assets, capital, investments, equity, or sales);

Operating margin or profit margin;

Contribution margin by business segment;

Share price or performance;

Total stockholder return;

Economic value increased;

Volume growth;

Package yields;

Expenses (including expense management, expense ratio, expense efficiency ratios, expense reduction measures, or other expense measures);

Operating efficiency or productivity measures or ratios;

Dividend payout levels;

Internal rate of return or increase in net present value; and

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Amendment to 2019 Omnibus Stock Incentive Plan – Retainers for Non-Employee Directors
Strategic business criteria consisting of one or more goals regarding, among other things, acquisitions and divestitures, successfully integrating acquisitions, customer satisfaction, employee satisfaction, safety standards, strategic plan development and implementation, agency ratings of financial strength, completion of financing transactions, and new product development.
The Committee may reserve the right to exercise its discretion to reduce or increase the amounts payable under any performance award.
Retainers for Non-Employee Directors
Upon such terms and conditions as may be established by the Board of Directors, each non-employee director may elect to have all or part of his or her retainer paid in shares under the 2019 Plan.
Limit on Non-Employee Director Compensation
The maximum aggregate amount that may be paid to any one non-employee director in a single fiscal year, in cash, awards (valued on the grant date), or otherwise, is $1,000,000.
Limitations on Transfer; Beneficiaries
A participant may not assign or transfer an award under the 2019 Plan, other than by will or by the laws of descent and distribution, or unless otherwise determined by the Committee, except that the Committee will not permit any participant to transfer an award to a third party for value. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award under the 2019 Plan upon the participant’s death.
Termination of Participant Service; Acceleration upon Certain Events
Unless otherwise determined by the Committee, if a participant’s service terminates for any reason other than death, permanent disability, or eligible retirement (attainment of the age of 55 and cessation of service, or as otherwise determined by the Committee in its sole discretion), the participant’s (a) vested service-based (i.e., not performance awards) stock options, and stock appreciation rights will be exercisable for ninety days from the date of the participant’s termination of service or until the expiration of the stated period of the stock option or stock appreciation right, whichever period is the shorter, and (b) other awards will terminate and be forfeited.
Unless otherwise determined by the Committee:
If a participant’s service terminates by reason of death, (a) all of the participant’s outstanding service-based stock options and stock appreciation rights will become fully vested and may be exercised by the participant’s legal representative for a period of twelve months from the date of death or until the expiration of the stated period of the award, whichever period is shorter; (b) all vesting restrictions and conditions applicable to the participant’s outstanding service-based restricted shares will immediately lapse and such shares will be fully vested; and (c) the applicable award agreement will set forth the treatment of any other outstanding awards of the participant.

If a participant’s service terminates by reason of permanent disability, (a) all of the participant’s outstanding service-based stock options and stock appreciation rights will become fully vested and may be exercised for a period of twenty-four months after such termination date or until the expiration of the stated period of the award, whichever period is shorter, provided, however, that if such participant dies within the twenty-four month period following such termination date, the stock options and stock appreciation rights may be exercised by the participant’s legal representative, to the extent to which they were exercisable at the time of death, for a period of twelve months from the date of death or until the expiration of the stated period of the award, whichever period is shorter; (b) all vesting restrictions and conditions applicable to the participant’s outstanding service-based restricted shares will immediately lapse and such shares will be fully vested; and (c) the applicable award agreement will set forth the treatment of any other outstanding awards of the participant.

If a participant’s service terminates by reason of eligible retirement, (a) all of the participant’s outstanding service-based stock options and stock appreciation rights will cease vesting and may be exercised, solely to the extent exercisable at the time of the participant’s retirement, until the expiration of the stated period of the award; provided, however, that if the participant dies after such termination date, the stock options and stock appreciation rights may be exercised by the participant’s legal representative, to the extent to which they were exercisable at the time of death, for a period of twelve months from the date of death or until the expiration of the stated period of the award, whichever period is shorter; (b) if the participant has attained the age of 60 at such termination date, all vesting restrictions and conditions applicable to the participant’s outstanding service-based restricted shares will immediately lapse and such shares will be fully vested; (c) if the

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Amendment to 2019 Omnibus Stock Incentive Plan – Adjustments
participant has not yet attained the age of 60 at such termination date, all time-based vesting restrictions and conditions applicable to the participant’s outstanding service-based restricted shares will continue in accordance with their terms, or until the participant’s death or permanent disability; and (d) the applicable award agreement will set forth the treatment of any other outstanding awards of the participant.
Upon a “change of control” (as defined by the 2019 Plan), (a) all outstanding service-based stock options and stock appreciation rights will become fully vested and immediately exercisable; (b) with respect to outstanding service-based restricted shares, restricted stock units, and other stock-based awards, as determined by the Committee, either (i) such shares or awards will be canceled and a cash payment will be made to each such participant in an amount equal to the highest price per share received by FedEx stockholders in connection with such change of control multiplied by the number of such unvested restricted shares, restricted stock units, or other stock-based awards then held by such participant, or (ii) all vesting restrictions and conditions applicable to such shares or awards will immediately lapse and such shares or awards will be fully vested; and (c) with respect to outstanding performance-based awards, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In addition, the Committee may, in its discretion, accelerate the vesting or payment of awards at any time. The Committee may differentiate among participants or among awards in exercising such discretion. The Committee may not accelerate payment of any award if such acceleration would subject such payment to tax under Code Section 409A.
Adjustments
In the event of an equity restructuring transaction that causes the per-share value of FedEx common stock to change (including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2019 Plan will be adjusted proportionately, and the Committee will make such adjustments to the 2019 Plan and outstanding awards as it deems necessary or appropriate, in its sole discretion, to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2019 Plan. In the event of a stock split, a stock dividend, or a combination or consolidation of the outstanding common stock into a lesser number of shares, the authorization limits under the 2019 Plan will automatically be adjusted proportionately, and the shares then subject to each outstanding award will automatically be adjusted proportionately without any change in the aggregate exercise price for such award. The 2019 Plan permits the Committee to make certain discretionary adjustments to outstanding awards upon the occurrence or in anticipation of any transaction described above or any share combination, exchange or reclassification, recapitalization, merger, consolidation, or other corporate reorganization affecting FedEx common stock.
Amendment and Termination of the 2019 Plan and of Outstanding Awards
The Board of Directors or the Committee may amend, modify, suspend, discontinue, or terminate the 2019 Plan at any time. However, any such amendment or modification will be subject to stockholder approval if it would (a) increase the total number of shares available for issuance pursuant to awards granted under the 2019 Plan (with the exception of certain adjustments for changes in capitalization, as discussed above), (b) delete or limit the repricing prohibition discussed below, or (c) require stockholder approval under applicable law, regulation, or securities exchange rule or listing requirement. Under these rules, stockholder approval will not necessarily be required for all amendments that might increase the cost of the 2019 Plan or broaden its eligibility requirements. In addition, the Board of Directors or the Committee may condition any amendment or modification on the approval of stockholders for any other reason. No amendment, modification, suspension, discontinuance, or termination of the 2019 Plan will impair the rights of any participant under any award previously granted under the 2019 Plan without such participant’s written consent, unless the Committee determines in its sole discretion that such action is not reasonably likely to significantly reduce or diminish the benefits provided to the participant under such award.
The Committee may waive any conditions or restrictions under, amend, or modify the terms and conditions of, or cancel or terminate any outstanding award at any time. However, with the exception of actions taken to comply with law and subject to the provisions of the applicable award agreement, no such amendment, modification, cancellation, or termination may be undertaken if it would impair the rights of a participant under an award without such participant’s written consent, unless the Committee determines in its sole discretion that such action is not reasonably likely to significantly reduce or diminish the benefits provided to the participant under such award.
Repricing Prohibited
As indicated above, outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, without the prior consent of FedEx’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award or cash would be considered an indirect repricing and would, therefore, require the prior consent of FedEx’s stockholders.

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Amendment to 2019 Omnibus Stock Incentive Plan – Loans Prohibited
Loans Prohibited
FedEx will not loan funds to any participant for the purpose of paying the exercise price associated with a stock option or stock appreciation right granted under the 2019 Plan or for the purpose of paying any taxes associated with the grant, exercise, lapse of restriction, vesting, distribution, payment, or other taxable event involving any award under the 2019 Plan.
Clawback of Awards
In June 2023, the Board of Directors, upon the recommendation of the Compensation & HR Committee, adopted a new FedEx Corporation Policy on Recoupment of Incentive Compensation, or clawback policy, which is available under the Corporate Governance heading below “Governance” on the Investor Relations page of our website at investors.fedex.com. This policy, which replaced the previous policy adopted by the Board in March 2019, was adopted to comply with Section 10D of the Securities Exchange Act of 1934 and the NYSE listing standards adopted in 2023 as mandated by the Dodd-Frank Act. Under the policy, which applies to the company’s current and former Section 16 officers, FedEx must recover erroneously awarded incentive-based compensation on a pre-tax basis (including compensation based on stock price or TSR), subject to very limited exceptions. Recovery is triggered by accounting restatements that correct errors that are material to previously issued financial statements (“Big R” restatements), as well as restatements that correct errors that are not material to previously issued financial statements but would result in a material misstatement if  (a) the errors were left uncorrected in the current report or (b) the error correction was recognized in the current period (“little r” restatements). The policy does not provide for enforcement discretion by the Compensation & HR Committee or Board and requires recovery regardless of whether a covered person engaged in any misconduct or is at fault.
In July 2023, the Board of Directors, upon the recommendation of the Compensation & HR Committee, adopted a second clawback policy, which applies to the company’s current and former Section 16 officers, and enables the recoupment of compensation in certain circumstances outside of a financial restatement. The policy authorizes the Compensation & HR Committee, in its sole discretion, to require the return, repayment, or forfeiture of any equity-based (whether subject to performance conditions or time-based vesting) or cash incentive compensation when it is determined that a Section 16 officer engaged in fraud or willful misconduct in the performance of his or her duties that resulted in reputational or financial harm to FedEx. This policy is also available under the Corporate Governance heading below “Governance” on the Investor Relations page of our website at investors.fedex.com.
See “Executive Compensation — Elements of TDC — Align Management and Stockholder Interests — Clawback Policies” for additional information
280G Cutback
In June 2022, the Compensation & HR Committee amended the 2019 Plan to provide that if the value of any unvested equity awards that accelerate in connection with a change of control of FedEx would cause an award holder to incur any excise tax under Section 4999 of the Internal Revenue Code, then the amount of the individual’s awards eligible to accelerate will automatically be reduced, to the extent possible, to one dollar ($1) less than three times the individual’s “base amount” (as defined in Section 280G).
New Plan Benefits
The benefits that will be awarded or paid under the 2019 Plan are not currently determinable. Any future awards granted to eligible participants under the 2019 Plan will be made at the discretion of the Committee, the Board of Directors, or under delegated authority, and no such determination as to future awards or who might receive them has been made. Information regarding our recent practices with respect to equity-based compensation is presented elsewhere in this proxy statement. See “Compensation Discussion and Analysis — Long−Term Equity Incentives — Stock Options and Restricted Stock” beginning on page 60.
Existing Plan Benefits to Named Executive Officers and Others
The following table sets forth with respect to each named executive officer listed in the Summary Compensation Table on page 66 and each group listed below (i) the number of shares of common stock issuable pursuant to stock options granted under the 2019 Plan and (ii) the number of restricted shares of common stock awarded under the 2019 Plan, in each case since the 2019 Plan’s inception on September 24, 2019 through August 4, 2025 (without regard to whether any grants were subsequently forfeited, terminated, or canceled). During this same time period, FedEx has not made any grants under any other stock option or restricted stock plans.

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Amendment to 2019 Omnibus Stock Incentive Plan – Foreign Jurisdictions
	OPTION SHARES GRANTED SINCE ADOPTION OF PLAN	RESTRICTED SHARES/UNITS GRANTED SINCE ADOPTION OF PLAN
R. Subramaniam (President and Chief Executive Officer)	281,931	60,182
J.W. Dietrich (Executive Vice President and Chief Financial Officer)	50,756	13,652
S. Krishnasamy (Former Executive Vice President and Chief Digital and Information Officer and Chief Transformation Officer)	81,009	22,469
J.A. Smith (Chief Operating Officer – United States and Canada, Federal Express)	84,429	25,521
B.A. Carere (Executive Vice President – Chief Customer Officer)	80,814	24,739
R.W. Smith (director nominee)	85,314	24,226
All current executive officers as a group (7 persons)	1,197,813	200,464
All non-employee directors as a group (11 persons)	82,742	31,049(1)
Estate of Frederick W. Smith (estate of parent of Richard W. Smith, Chief Operating Officer – International and Chief Executive Officer – Airline of Federal Express	354,735	—
All employees, including all current officers who are not executive officers, as a group (13,294 persons)	14,108,537	1,064,283

(1)
Includes 14,424 shares paid in lieu of a cash retainer and 278 restricted stock units acquired through dividend reinvestment.

Foreign Jurisdictions
In order to foster and promote achievement of the material purposes of the 2019 Plan in foreign jurisdictions and to fairly accommodate for differences in local law, tax policy, or custom, the Committee may grant awards with terms that are inconsistent with the terms of the 2019 Plan or provide additional terms. These inconsistent or additional terms may be reflected in sub-plans, supplements, or alternative versions of the 2019 Plan, but will not include any provisions that are inconsistent with the 2019 Plan then in effect unless the 2019 Plan could have been amended to eliminate such inconsistency without further approval by the stockholders.
Expenses
All expenses of the 2019 Plan are paid for by FedEx.
Federal Income Tax Consequences
The following is a general description of the material United States federal income tax consequences associated with awards under the 2019 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. This information is not exhaustive and is not intended to be tax advice to anyone, including participants in the 2019 Plan. Among other things, this summary does not describe state, local, or foreign tax consequences, which may be substantially different. Accordingly, FedEx urges each participant to consult his or her own tax advisor as to the specific tax consequences of participation in the 2019 Plan under federal, state, local, and other applicable laws.
Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or FedEx at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by FedEx. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which FedEx will not be entitled to a tax deduction.
Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. FedEx will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Internal Revenue Code Section 162(m) but will not be entitled to a deduction in connection with any capital

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Amendment to 2019 Omnibus Stock Incentive Plan – Federal Income Tax Consequences
gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or more than twelve months after his or her termination of employment due to permanent disability, he or she is deemed to have exercised a non-qualified stock option.
Stock Appreciation Rights. A participant granted a stock appreciation right under the 2019 Plan will not recognize income, and FedEx will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and FedEx will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).
Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss, or other tax benefit. FedEx is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Internal Revenue Code Section 162(m).
A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. FedEx is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.
Restricted Stock Units. A participant will not recognize income, and FedEx will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and FedEx common stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and FedEx will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).
Performance Awards. A participant will not recognize income, and FedEx will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and FedEx will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).
Code Section 409A. The 2019 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the Internal Revenue Code (“Section 409A”), which relates to nonqualified deferred compensation plans. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2019 Plan, however, are intended to be exempt from the application of Internal Revenue Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.
Tax Withholding. FedEx has the right to deduct or withhold, or require a participant to remit to FedEx, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction, or other taxable event arising as a result of the 2019 Plan. The Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

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STOCKHOLDER PROPOSAL
Proposal 5
Independent Board Chairman

Your Board of Directors recommends that you vote “AGAINST” this proposal.

FedEx is not responsible for the content of this stockholder proposal or supporting statement.
FedEx has been notified that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the beneficial owner for at least three years of shares of FedEx common stock having a value of at least $2,000, intends to present the following proposal for consideration at the annual meeting:

“Proposal 5 — Independent Board Chairman

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an accelerated basis.
It is best practice to adopt this policy promptly. However this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.
The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and FDX. The job of the CEO is to manage the company. The job of the Chairman is to oversee the CEO.
A Lead Director is no substitute for an independent Board Chairman. A lead director is not responsible for the strategic direction of the company. And a Chairman/CEO can ignore the advice and feedback from a lead director.
It is time for a change at FDX to an independent Board Chairman. Long-term the FDX stock price does not keep up with inflation. For instance FDX stock was at $144 in 2013 and at only $313 by 2024.

Please vote yes: Independent Board Chairman — Proposal 5”

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STOCKHOLDER PROPOSAL – Proposal 5 – Independent Board Chairman
Board of Directors’ Statement in Opposition

The Board of Directors and its Governance, Safety, and Public Policy Committee have considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.
Why We Recommend You Vote Against This Proposal:
We believe the Board of Directors should retain the flexibility to determine the most effective leadership structure given the needs of the company and its stockholders at any given time, which is the approach taken by the majority of S&P 500 companies.

Our Board understands the importance of independent and effective Board leadership and management oversight, including a strong Lead Independent Director, in the event the Chairman of the Board is not an independent director.

Our independent Board and its committees, coupled with strong corporate governance practices and policies, further enable effective Board oversight in the best interests of our stockholders whether or not the Chairman of the Board is independent.

FedEx and its stockholders are best served when the Board has the flexibility to make leadership choices on a case-by-case basis — not pursuant to a predetermined policy. FedEx’s Bylaws provide that the Board shall elect a Chairman of the Board of Directors from among its members and that the Chairman of the Board may, but need not be, the Chief Executive Officer. This approach provides the Board with the necessary flexibility to determine whether the positions should be held by the same person or by separate persons based on the leadership needs of FedEx at any particular time. Adopting a policy to restrict the Board’s discretion in selecting the Chairman of the Board, as well as restricting its ability to combine the positions of Chairman and Chief Executive Officer, would deprive the Board of the ability to select the most qualified and appropriate individual to lead the Board as Chairman given current circumstances.
The Board leadership structure is reviewed and approved annually and the roles of FedEx Chairman of the Board and Chief Executive Officer have been held by two separate individuals since June 2022. Following the passing of Frederick W. Smith, FedEx’s founder who previously served as Executive Chairman and Chairman of the Board, the Board elected R. Brad Martin as independent Chairman of the Board effective June 23, 2025. As Vice Chairman of the Board since March 2022, Mr. Martin was the designated successor to become the Chairman of the Board at such time as Mr. Smith left the Board.
In August 2025, upon the recommendation of the Compensation & HR and GSPP Committees, the Board appointed Mr. Martin to serve as executive Chairman and Chairman of the Board, effective immediately following the annual meeting if he is reelected. The decision to appoint Mr. Martin as executive Chairman reflects the significant role Mr. Martin has played as Chairman of the Board since Mr. Smith’s unexpected passing, providing strategic leadership and direction to the Board as well as support to the Chief Executive Officer and other members of FedEx’s executive team. Mr. Martin is an experienced public company leader who will bring to his role as executive Chairman of the Board a deep level of understanding of our business that will allow him to guide the Board’s review of the company’s long-term strategy, establish processes to ensure effective corporate governance and robust management oversight, and engage on key public policy matters affecting the company, all while allowing the Chief Executive Officer to continue to focus on day-to-day operations and executing the company’s strategic vision, including Network 2.0 and our continuing transformation efforts. See “Corporate Governance Matters — Nominees for Election to the Board” for more information on Mr. Martin’s experience, skills, and qualifications.
Further, the inflexible, prescriptive approach to Board leadership requested by the proposal is not the practice of the majority of companies in the S&P 500. As of August 2023, 76% of S&P 500 companies provided that the board has the flexibility to determine its leadership structure considering the circumstances it faces, and only 17% of S&P 500 companies stated that the CEO and chair role should be separated.1 Additionally, as of April 2024 only 39% of companies in the S&P 500 had an independent board chair, while 66% of such companies had appointed a lead or presiding director, as FedEx will do immediately following the annual meeting if Mr. Martin is elected.2 FedEx’s stockholders have considered and rejected similar proposals seven times since 2010, most recently in 2022.
Selecting the optimal leadership structure to support the company at any particular time is one of the most important tasks of any board. If the proposal were implemented, it would constrain the Board from having the flexibility to determine the best leadership structure for FedEx, regardless of what the Board believes to be in the best interests of the company and its stockholders, to their potential detriment.

1
2023 Disclosure Practices on Board Leadership and Structure published by The Conference Board.

2
2024 U.S. Spencer Stuart Board Index.

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STOCKHOLDER PROPOSAL – Proposal 5 – Independent Board Chairman

FedEx continues to maintain policies that provide robust independent Board leadership and oversight of management in the event the Chairman of the Board is not independent. Under our Corporate Governance Guidelines, if the Chairman of the Board is the Chief Executive Officer, an executive Chairman, or otherwise not independent, the Board must appoint a Lead Independent Director. If Mr. Martin and Susan Patricia Griffith are each reelected at the annual meeting, Ms. Griffith will become Lead Independent Director immediately following the annual meeting. In appointing Ms. Griffith as Lead Independent Director the Board considered her nearly ten years of ongoing service as President and Chief Executive Officer of a Fortune 100 company, demonstrated independent voice in the boardroom, and excellent working relationships with the other members of the Board. See “Corporate Governance Matters — Nominees for Election to the Board” for more information on her experience, skills, and qualifications.
Additionally, the Board may appoint an independent director to serve as Vice Chairman, and such Vice Chairman is the designated successor to the Chairman of the Board. See “Corporate Governance Matters — Board Structure — Board Leadership Structure” on pages 32−33 for more information on the duties and responsibilities of the Lead Independent Director and Vice Chairman when serving.
FedEx’s strong and independent Board of Directors and its committees, combined with the effective corporate governance structures and processes the company has in place, ensure robust oversight of FedEx’s business and affairs regardless of who is serving as Chairman of the Board. The Board of Directors is comprised of independent, active, and effective directors. Over the past four years, five highly qualified, independent directors have joined (and remain on) the Board.
Each of the Board’s Audit and Finance, Compensation and Human Resources, Cyber and Technology Oversight, and Governance, Safety, and Public Policy Committees is comprised entirely of independent directors. Consequently, independent directors directly oversee the critical matters discussed under “Corporate Governance Matters — Board Structure — Board Committees” beginning on page 34. The Compensation and Human Resources Committee, together with the other independent directors, conducts an annual performance review of the executive Chairman and Chief Executive Officer. In addition, the Governance, Safety, and Public Policy Committee oversees the processes by which the executive Chairman and Chief Executive Officer are evaluated.
Consistent with our philosophy of empowering each member of our Board of Directors, each Board member may place items on the agenda for Board meetings or raise subjects that are not on the agenda for that meeting. In addition, each Board member has complete and open access to any member of management and to the chairperson of each Board committee for the purpose of discussing any matter related to the work of such committee. Lastly, the Board and each Board committee has the authority to retain independent legal, financial, and other advisors as they deem appropriate. See “Corporate Governance Matters — Board Structure — Board Leadership Structure” on pages 32−33 for more information on our governance practices.
Requiring that the Chairman of the Board be an independent director is not necessary to ensure that our Board provides independent and effective oversight of FedEx’s business and affairs. Such oversight is maintained whether or not the Chairman is independent through the composition of our Board, the strong leadership and engagement of our other independent directors and Board committees, and our highly effective corporate governance structures and processes in place.
The Board believes the current leadership model, combined with our independent board governance structure, vigorously promotes the independent and effective oversight of FedEx’s business and affairs. The proposal seeks to replace FedEx’s balanced approach to board leadership with an inflexible approach that does not permit the Board, regardless of circumstances, to exercise judgment about which arrangements would best serve the interests of our stockholders. Accordingly, we recommend that you vote against this proposal.

Vote Required for Approval
If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

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INFORMATION ABOUT THE ANNUAL MEETING
Why am I receiving these proxy materials?
We have made these materials available to you or delivered paper copies to you by mail because you are a FedEx stockholder of record as of the close of business on August 4, 2025, and FedEx’s Board of Directors is soliciting your proxy to vote your shares at the 2025 annual meeting of stockholders. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.
What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. The person you designate is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By submitting your proxy (either by voting electronically on the Internet or by telephone or by signing and returning a proxy card), you authorize Gina F. Adams, FedEx’s Executive Vice President, General Counsel and Secretary, and John W. Dietrich, FedEx’s Executive Vice President and Chief Financial Officer, or their designees, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.
What is included in the proxy materials?
The proxy materials for our 2025 annual meeting of stockholders include the Notice of 2025 Annual Meeting of Stockholders (the “Annual Meeting Notice”), this proxy statement (the “Proxy Statement”), and FedEx’s Annual Report to Stockholders for the year ended May 31, 2025 (the “Annual Report”). If you receive a paper copy of the proxy materials, a proxy card, or voting instruction form, and prepaid return envelope are also included. The Annual Meeting Notice (which is included in the Proxy Statement), Proxy Statement, and Annual Report are being made available at www.proxyvote.com and are being mailed, along with the accompanying proxy card or voting instruction form, to applicable stockholders beginning on or about August 18, 2025.
Why did I receive a notice regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We are furnishing proxy materials to our stockholders primarily through notice-and-access delivery pursuant to SEC rules. As a result, beginning August 18, 2025, we are mailing to many of our stockholders a Notice Regarding the Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access the proxy materials on the Internet. Stockholders who have affirmatively requested electronic delivery of our proxy materials will receive instructions via email regarding how to access these materials electronically. All other stockholders, including stockholders who have previously requested to receive a paper copy of the materials, will receive a full paper set of the proxy materials by mail. Using the notice-and-access method of proxy delivery expedites receipt of proxy materials by our stockholders, reduces the cost of producing and mailing the full set of proxy materials, and helps us contribute to sustainable practices.
If you receive a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the notice instructs you on how to access the proxy materials and vote on the Internet. If you received a notice by mail and would like to receive paper copies of our proxy materials in the mail, you may call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com to request a printed copy of our proxy materials.
Who is entitled to vote at the annual meeting?
The record date for the meeting is August 4, 2025. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is FedEx common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 235,948,121 shares of FedEx common stock outstanding, held by 11,513 holders of record.
What is the difference between holding shares as a stockholder of record and as a beneficial owner? Am I entitled to vote if my shares are held in “street name”?
If your shares are registered in your name with FedEx’s transfer agent, Computershare Trust Company, N.A., you are the “stockholder of record” (or “registered stockholder”) of those shares, and the Notice of Internet Availability or proxy materials have been provided directly to you by FedEx.

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INFORMATION ABOUT THE ANNUAL MEETING
If your shares are held by a bank, brokerage firm, or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the Notice of Internet Availability or proxy materials (including a voting instruction form) are being forwarded to you by your bank, brokerage firm, or other nominee (the “bank or broker”). As the beneficial owner, you have the right to direct your bank or broker how to vote your shares by following the instructions on the Notice of Internet Availability or voting instruction form for voting on the Internet or by telephone (if made available by your bank or broker with respect to any shares you hold in street name), or by completing and returning the voting instruction form, and the bank or broker is required to vote your shares in accordance with your instructions.
If you do not give voting instructions, your broker will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Absent your instructions, the broker will not be permitted, however, to vote your shares on the election of directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 2), the approval of the amendment to the FedEx Corporation 2019 Omnibus Stock Incentive Plan (Proposal 4), or the adoption of the one stockholder proposal (Proposal 5), and your shares will be considered “broker non-votes” on those proposals. See “— How will broker non-votes be treated?” below.
What does it mean if I receive more than one Notice of Internet Availability, proxy card, or voting instruction form?
If you receive more than one Notice of Internet Availability, proxy card, or voting instruction form that means your shares are registered differently and are held in more than one account. To ensure that all your shares are voted, please vote each account over the Internet or by telephone (if made available by the bank or broker with respect to any shares you hold in street name), or sign and return by mail all proxy cards and voting instruction forms.
How many shares must be present to hold the meeting?
A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person (online) or represented by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
What if a quorum is not present at the meeting?
If a quorum is not present at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present, in person (online) or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.
How can stockholders help FedEx reduce mailing costs?
If you vote on the Internet, you may elect to have next year’s proxy materials delivered to you electronically. We strongly encourage you to enroll in electronic delivery. Opting to receive your proxy materials electronically will reduce the cost of producing and mailing documents and help us contribute to sustainable practices.
How do I vote?

You may vote on the Internet or by telephone
If you are a registered stockholder, you may vote on the Internet or by telephone by following the instructions included on the Notice of Internet Availability or proxy card. If you vote on the Internet or by telephone, you do not have to mail in a proxy card. If you are the beneficial owner of shares held in street name, you still may be able to vote your shares electronically on the Internet or by telephone. The availability of Internet and telephone voting will depend on the voting process of your bank or broker. We recommend that you follow the instructions set forth on the Notice of Internet Availability or voting instruction form provided to you.

You may vote by mail
If you properly complete, sign, and date a proxy card or voting instruction form provided to you and return it in the envelope provided, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.
All stockholders of record can vote by written proxy card. If you are a stockholder of record and receive the Notice of Internet Availability, you may request a written proxy card by following the instructions included on the notice. If you are a beneficial owner, you may request a voting instruction form from your bank or broker.

You may vote online during the virtual meeting
You may vote online during the virtual meeting by following the instructions provided at www.virtualshareholdermeeting.com/FDX2025 and entering the 16-digit control number on your Notice of Internet Availability, proxy card, or voting instruction form when you access the virtual meeting website.

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INFORMATION ABOUT THE ANNUAL MEETING
How do I vote my shares held in a FedEx employee stock purchase plan or benefit plan?
If you own shares of FedEx common stock through a FedEx or subsidiary employee stock purchase plan or benefit plan (a “FedEx benefit plan holder”), you can direct the record holder or the plan trustee to vote the shares held in your account in accordance with your instructions by completing any proxy card or voting instruction form you receive in the mail and returning it in the envelope provided or by registering your instructions via the Internet or telephone as directed on the Notice of Internet Availability or proxy card you receive. If you register your voting instructions by telephone or on the Internet, you do not have to mail in the proxy card. In order to instruct a record holder or plan trustee on the voting of shares held in your account, your instructions must be received by September 25, 2025. If your voting instructions are not received by that date, each plan trustee will vote your shares in the same proportion as the plan shares for which voting instructions have been received.
Do I have to register in advance to attend the meeting?
We will have a virtual-only annual meeting of stockholders in 2025. The meeting will be conducted exclusively via live audio webcast. You do not have to register in advance to attend the virtual meeting. To participate in the virtual meeting, please visit www.virtualshareholdermeeting.com/FDX2025 and enter the 16-digit control number included in your Notice of Internet Availability, on your proxy card, or on the voting instruction form that accompanied your proxy materials. You may begin to log into the meeting platform at 7:45 a.m. Central Time on Monday, September 29, 2025. The meeting will begin promptly at 8:00 a.m. Central Time on September 29, 2025. See the following question “— Who can attend the meeting?” and “Virtual Meeting Information” below for additional details.
Who can attend the meeting?
Stockholders of record and “street name” holders at the close of business on August 4, 2025, can attend the meeting by accessing www.virtualshareholdermeeting.com/FDX2025 and entering the 16-digit control number included in the proxy materials previously received. Please note that the www.virtualshareholdermeeting.com/FDX2025 website will not be active until approximately two weeks before the meeting date. If you hold your shares in street name and did not receive a 16-digit control number, please contact your bank, broker, or other nominee at least five days before the meeting to be able to participate in or vote at the meeting.
If you are not a stockholder as of the record date or do not have a 16-digit control number, you may still attend the meeting as a guest in listen-only mode. To attend as a guest, please access www.virtualshareholdermeeting.com/FDX2025 and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to ask questions or vote during the meeting if you participate as a guest. See “Virtual Meeting Information” below for additional details.
Can I revoke or change my vote after I submit my proxy?
Yes, you may revoke your proxy and change your vote prior to the completion of voting at the meeting by:
a later-dated vote on the Internet or by telephone or submitting a valid, later-dated proxy card in a timely manner (the latest-dated, properly completed proxy that you submit in a timely manner, whether on the Internet, by telephone, or by mail, will count as your vote); or

giving written notice of such revocation to the Secretary of FedEx prior to the meeting or by voting online at the annual meeting by entering the 16-digit control number found on your proxy card, voting instruction form, or Notice of Internet Availability, as applicable.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the virtual meeting.
Will my vote be kept confidential?
Yes, your vote will be kept confidential and not disclosed to FedEx unless:
required by law;

necessary to assert or defend claims for or against the company;

you expressly request disclosure of your vote;

you make a written comment on a proxy card or otherwise communicate your vote to management; or

there is (i) a proxy contest or (ii) a tender offer or other change-in-control situation.

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INFORMATION ABOUT THE ANNUAL MEETING
Who will count the votes?
Broadridge Investor Communication Solutions, Inc. (“Broadridge”) will tabulate and certify the votes. A representative of Broadridge will serve as the inspector of election.
What if I am a registered stockholder and do not specify how my shares are to be voted on my proxy card?
If you sign and properly submit a proxy card but do not indicate any voting instructions, your shares will be voted:
FOR the election of each of the thirteen nominees named in this proxy statement to the Board of Directors;

FOR the advisory proposal to approve named executive officer compensation;

FOR the ratification of the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm;

FOR the approval of the amendment to the FedEx Corporation 2019 Omnibus Stock Incentive Plan to increase the number of authorized shares; and

AGAINST the one stockholder proposal.

Will any other business be conducted at the meeting?
We know of no other business to be conducted at the meeting. FedEx’s Bylaws require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we did not receive any such notice. If any other matter comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.
What happens if a director nominee does not receive the required majority vote?
Each nominee is a current director who is standing for reelection. Accordingly, each nominee has tendered an irrevocable resignation from the Board of Directors that will take effect if the nominee does not receive the required majority vote and the Board accepts the resignation. If the Board accepts the resignation, the nominee will no longer serve on the Board of Directors, and if the Board rejects the resignation, the nominee will continue to serve until his or her successor has been duly elected and qualified or until his or her earlier disqualification, death, resignation, or removal. See “Process for Selecting Directors — Nomination Process — Majority-Voting Standard for Director Elections” above.
What happens if a director nominee is unable to stand for election?
If a director nominee named in this proxy statement is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.
What happens if the stockholder proposal is approved?
The stockholder proposal is non-binding. Therefore, approval of the stockholder proposal would merely serve as a recommendation to the Board to take the necessary steps to implement the proposal.
What is the effect of a stockholder not casting a vote?
If you are a registered stockholder and you do not vote electronically on the Internet or by telephone or sign and return your proxy card, no votes will be cast on your behalf on any of the items of business at the meeting.
If you hold your shares in street name and you do not instruct your bank or broker how to vote your shares, your broker may vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm but will not be allowed to vote your shares on any of the other proposals. See “— How will broker non-votes be treated” below.
How will abstentions be treated?
Abstentions will have no effect on the election of directors (Proposal 1). For each of the other proposals (Proposals 2 through 5), abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against the proposal.

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INFORMATION ABOUT THE ANNUAL MEETING
How will broker non-votes be treated?
If your shares are held in street name, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank or broker by the deadline provided in the materials you receive from your bank or broker.
If you hold your shares in street name and you do not instruct your broker how to vote your shares, your broker may vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Your shares will be treated as broker non-votes on all of the other proposals, including the election of directors (Proposal 1).
Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote. Thus, absent voting instructions from you, your broker may not vote your shares on the election of directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 2), the approval of the amendment to the FedEx Corporation 2019 Omnibus Stock Incentive Plan (Proposal 4), and the adoption of the one stockholder proposal (Proposal 5). A broker non-vote with respect to these proposals will not affect their outcome.
Will the meeting be webcast?
The annual meeting of stockholders will be a virtual meeting, conducted exclusively via live audio webcast at www.virtualshareholdermeeting.com/FDX2025, and is available to FedEx’s stockholders as of the record date. Guests may also attend the virtual meeting. A replay of the annual meeting will be available under the News & Events heading on the Investor Relations page of our website (investors.fedex.com) approximately 24 hours after the meeting ends and will remain available on our website for at least one month following the meeting.
How will the recently announced change in FedEx’s fiscal year affect the timing of future annual meetings?
In January 2025, FedEx announced that the Board of Directors approved a change in the company’s fiscal year end from May 31 to December 31, effective June 1, 2026. As a result of this change, FedEx will file a Transition Report on Form 10-K for the seven-month transition period from June 1, 2026 to December 31, 2026. We currently expect that our 2026 annual meeting will be held within 30 days of the anniversary of the 2025 annual meeting. The timing of our 2027 annual meeting will be adjusted following the filing of the Transition Report.

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VIRTUAL MEETING INFORMATION
The annual meeting of stockholders in 2025 will be a virtual meeting, conducted exclusively via live audio webcast at www.virtualshareholdermeeting.com/FDX2025. There will not be a physical location for the annual meeting, and you will not be able to attend the meeting in person.
We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would have at an in-person meeting. To participate in the virtual meeting, please visit www.virtualshareholdermeeting.com/FDX2025 and enter the 16-digit control number included in your Notice of Internet Availability, on your proxy card, or on the voting instruction form that accompanied your proxy materials. If you hold your shares in street name and did not receive a 16-digit control number, please contact your bank, broker, or other nominee at least five days before the meeting and obtain a legal proxy to be able to participate in or vote at the meeting. You may begin to log into the meeting platform beginning at 7:45 a.m. Central Time on Monday, September 29, 2025. The meeting audio webcast will begin promptly at 8:00 a.m. Central Time on September 29, 2025.
The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plug-ins. Please ensure that you have a strong Wi-Fi connection wherever you intend to participate in the meeting. Please also give yourself sufficient time to log-in and ensure you can hear the streaming audio before the meeting starts. If you experience any technical difficulties accessing the annual meeting or during the meeting, please call the toll-free number that will be available on www.virtualshareholdermeeting.com/FDX2025 for assistance. We will have technicians ready to assist you with any technical difficulties you have beginning 15 minutes prior to the start of the annual meeting.
You have multiple opportunities to submit questions. You may submit questions in advance of the annual meeting of stockholders beginning on September 15, 2025 by logging into www.proxyvote.com and entering your 16-digit control number. Once past the log-in screen, click on “Question for Management,” type in the question, and click “Submit.” Alternatively, stockholders will be able to submit questions live during the virtual meeting by typing the question into the “Ask a Question” field and clicking submit. In the interest of providing the opportunity for as many stockholders to have their questions answered as possible, we ask that stockholders limit themselves to one question each and provide their name and contact details when submitting a question through the meeting platform. We will answer questions that comply with the meeting rules of conduct during the annual meeting of stockholders, subject to time constraints. If we receive substantially similar questions, we will group such questions together. Questions relevant to meeting matters that we do not have time to answer during the meeting will be posted to our website following the meeting. Questions regarding personal matters or matters not relevant to meeting matters will not be answered.
If you do not have a 16-digit control number, you may still attend the meeting as a guest in listen-only mode. To attend as a guest, please access www.virtualshareholdermeeting.com/FDX2025 and enter the information requested on the screen to register as a guest. Please note that you will not have the ability to ask questions or vote during the meeting if you participate as a guest. An archived copy of the audio webcast will be made available on our website (investors.fedex.com) after the meeting and will remain available for at least one month following the meeting.
If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log-in page. Technical support will be available starting at 7:45 a.m. Central Time and until the meeting has finished.

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ADDITIONAL INFORMATION
General Information
The principal executive offices of FedEx Corporation are located at 942 South Shady Grove Road, Memphis, Tennessee 38120.
FedEx’s Annual Report to Stockholders for the fiscal year ended May 31, 2025, which includes FedEx’s fiscal 2025 audited consolidated financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement. In addition, the information on any website referenced in this proxy statement, including fedex.com, investors.fedex.com, fedex.com/en-us/sustainability/reports.html, and economicimpact.fedex.com is not deemed to be part of or incorporated by reference into this proxy statement.
Proxy Solicitation
FedEx will bear all costs of this proxy solicitation. In addition to soliciting proxies by this distribution, our directors, officers, and regular employees may solicit proxies personally or by mail, telephone, facsimile, or other electronic means, for which solicitation they will not receive any additional compensation. FedEx will reimburse brokerage firms, custodians, fiduciaries, and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request. FedEx has retained Sodali & Co., 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist in the solicitation of proxies for a fee of  $15,000 plus reimbursement of certain disbursements and expenses.
Householding
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery will receive only one copy of the Notice of Internet Availability or proxy materials, unless contrary instructions have been received from one or more of these stockholders. This procedure will reduce our printing costs and postage fees.
Stockholders who participate in householding and receive full sets of the proxy materials will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability or multiple sets of proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Notice of Internet Availability or the proxy materials for your household, please contact our transfer agent at Computershare Trust Company, N.A. (for overnight mail delivery: 150 Royall St., Suite 101, Canton, Massachusetts 02021; for regular mail delivery: P.O. Box 43006, Providence, Rhode Island 02940-3006; by telephone: in the U.S. or Canada, 1-800-446-2617; outside the U.S. or Canada, 1-781-575-2723).
If you participate in householding and wish to receive a separate copy of the Notice of Internet Availability or the proxy materials, or if you do not wish to participate in householding and prefer to receive separate copies of future Notices of Internet Availability or sets of proxy materials, please contact Computershare as indicated above. A separate copy of the Notice of Internet Availability or the proxy materials will be delivered promptly upon request.
Beneficial owners of shares held in street name can request information about householding from their bank, broker, or other holders of record.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING
Stockholder Proposals for 2026 Annual Meeting
Stockholder proposals (other than director nominations) intended to be included in the proxy statement and presented at FedEx’s 2026 annual meeting must be received by FedEx no later than April 20, 2026 and must comply with applicable SEC rules, including Rule 14a-8, to be eligible for inclusion in FedEx’s proxy materials for next year’s meeting. Proposals should be addressed to FedEx Corporation, Attention: Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120.
For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph or in the proxy access director nominations section below) but is instead sought to be presented directly at the 2026 annual meeting, including director nominations, FedEx’s Bylaws require stockholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in the Bylaws, must be given no more than 120 days and no less than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to our 2026 annual meeting of stockholders, our Bylaws require notice to be provided to the Corporate Secretary at the address listed above, as early as June 1, 2026, but no later than July 1, 2026.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than FedEx’s nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended no later than July 31, 2026.
Proxy Access Director Nominations
Our proxy access bylaw permits up to 20 stockholders owning 3% or more of FedEx’s outstanding voting stock continuously for at least three years to nominate and include in FedEx’s proxy materials director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.
FedEx’s Bylaws require stockholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in the Bylaws, must be given no more than 150 days and no less than 120 days prior to the anniversary of the date that FedEx mailed its proxy statement for the prior year’s annual meeting of stockholders. Accordingly, with respect to our 2026 annual meeting of stockholders, our Bylaws require notice to be provided to the Corporate Secretary at the address listed above, as early as March 21, 2026, but no later than April 20, 2026.
Additional Information
Our Bylaws are available under “Corporate Governance” below the Governance heading on the Investor Relations page of our website at investors.fedex.com. Except as otherwise provided by law, the chairman of the meeting will declare out of order and disregard any nomination or other business proposed to be brought before the meeting by a stockholder that is not made in accordance with our Bylaws.
By order of the Board of Directors,
GINA F. ADAMS
Executive Vice President,
General Counsel and Secretary

2025 Proxy Statement	119

Appendix A
COMPANIES IN DIRECTOR COMPENSATION COMPARISON SURVEY GROUP
Albertsons Companies, Inc.	Lowe’s Companies, Inc.	The Boeing Company
Archer-Daniels-Midland Company	MetLife, Inc.	The Procter & Gamble Company
AT&T Inc.	Pfizer, Inc.	The Walt Disney Company
Comcast Corporation	PepsiCo, Inc.	United Parcel Service, Inc.
General Electric Company	RTX Corporation	Verizon Communications Inc.
Humana Inc.	Sysco Corporation	Walgreens Boots Alliance, Inc.
Johnson & Johnson	Target Corporation

2025 Proxy Statement	A-1

Appendix B
COMPANIES IN EXECUTIVE COMPENSATION COMPARISON SURVEY GROUP
7-Eleven	FieldCore Service, Inc.	Pfizer Inc.
Abbott Laboratories	Ford Motor Company	Phillips 66
AbbVie Inc.	GE Aerospace	Plains All American Pipeline, L.P.
Accenture plc	GE Power — Gas Power	The Progressive Corporation
Ahold Delhaize	GE Renewable Energy	Prudential Financial, Inc.
Airbus Group (EADS)	General Electric Company	Qualcomm Incorporated
Albertsons Companies, Inc./Safeway Inc.	General Motors Company	Raytheon Technologies Corporation
Alibaba Group Holding Limited	HCA Healthcare plc	Rio Tinto PLC
Allianz Technology	Hitachi Energy	Roche Holding
The Allstate Corporation	Hitachi Solutions America, Ltd.	Saint-Gobain
American Airlines Group Inc.	Hitachi Vantara Corporation	Sanofi SA
American International Group, Inc.	The Home Depot, Inc.	Sephora
Anheuser-Busch Companies	HP Inc.	Siemens Corporation
AstraZeneca PLC	Iberdola SA	Siemens Government Technologies
AT&T Inc.	International Business Machines Corporation	Siemens Healthcare Diagnostics
Bayer AG	IKEA	Siemens Mobility
Best Buy Co., Inc.	Intel Corporation	Sony Electronics Inc.
The Boeing Company	J2 Innovations, Inc.	SYSCO Corporation
Bristol-Myers Squibb Co.	Deere & Co.	Target Corporation
Building Robotics, Inc.	Johnson & Johnson	TD Synnex Corporation
Bunge Ltd.	The Kroger Co.	Telefónica
Cardinal Health, Inc.	Lenovo Group Ltd.	Telefónica Global Solutions
Cargill Corporation	Lockheed Martin Corporation	Tesla, Inc.
Caterpillar Inc.	L’Oreal S.A.	Thermo Fisher Scientific Inc.
Cenovus Energy Inc.	Lowe’s Companies, Inc.	Thyssenkrupp AG
Centene Corporation	LyondellBasell Industries N.V.	Tiffany & Co.
Charter Communications, Inc.	Marathon Petroleum Corporation	The TJX Companies, Inc.
CHS Inc.	Mars Incorporated	T-Mobile US, Inc.
The Cigna Group	Merck & Co., Inc.	Tyson Foods, Inc.
Cisco Systems, Inc.	Meta Platforms, Inc.	Unilever United States, Inc.
The Coca-Cola Company	Mitsubishi International Corporation	United Airlines Holdings, Inc.
ConocoPhilips	Monroe Energy LLC	United Parcel Service, Inc.
Continental AG	Nestlé USA	Valero Energy Corporation
Dell Inc.	NIKE, Inc.	Valero Services
Delta Air Lines, Inc.	Nissan Motor	Veolia Environment
Deutsche Post AG	Novartis AG	Veolia Water Technologies & Solutions
Dow Chemical Company	Oracle Corporation	Verizon Communications Inc.
EDF Renewable Energy	Panasonic of North America	Walgreens
Elevance Health, Inc.	PBF Energy Inc.	Walgreens Boots Alliance, Inc.
Energy Transfer LP	PepsiCo, Inc.	The Walt Disney Company
ENGIE Energy North America	Performance Food Group Company	Wells Fargo & Company
Enterprise Products Partners L.P.	PETNET Solutions Inc.	World Fuel Services

2025 Proxy Statement	B-1

Appendix C
Reconciliations of Non-GAAP Financial Measures
Non-GAAP Financial Measures
The company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or “reported”). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP (or “adjusted”) financial measures.
We believe these adjusted financial measures facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the company’s and our business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses these non-GAAP financial measures in making financial, operating, compensation, and planning decisions and evaluating the company’s and each business segment’s ongoing performance.
Our non-GAAP financial measures are intended to supplement and should be read together with, and are not an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of our financial statements should not place undue reliance on these non-GAAP financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.
See our earnings releases, which are available under the News & Events heading on the Investor Relations page of our website at investors.fedex.com, for additional details regarding the reconciliation of GAAP and non-GAAP financial measures below.
Mark-to-Market Retirement Plans Accounting and Other Adjustments for LTI and AIC Plan Purposes
All LTI plans include the achievement of earnings per share (“EPS”) goals for the three-fiscal-year period as the most heavily weighted performance metric. The LTI plan design provides for payouts for the EPS plan component that correspond to specific EPS goals established by the Board of Directors that represent total growth in EPS (over a base year) for the three-year term of the LTI plan. Additionally, annual bonus payments under the fiscal 2022, 2023, 2024, and 2025 AIC plans were tied to achieving specified levels of fiscal 2022, 2023, 2024, and 2025 adjusted consolidated operating income, respectively. The Board of Directors, upon the recommendation of the Compensation and Human Resources Committee (“Compensation & HR Committee”), approved the exclusion of certain items described in this Appendix C from fiscal 2020, 2021, 2022, 2023, 2024, and 2025 EPS and fiscal 2022, 2023, 2024, and 2025 operating income for purposes of FedEx’s FY21-FY23, FY22-FY24, FY23-FY25, FY24-FY26, and FY25-FY27 LTI plans and fiscal 2022, 2023, 2024, and 2025 AIC plans and for establishing the baseline EPS for the FY21-FY23, FY22-FY24, FY23-FY25, FY24-FY26, FY25-FY27, and FY26-FY28 LTI plans, as applicable. The Board determined that, by excluding each of these items, payouts, if any, under the LTI plans and AIC plans will more accurately reflect FedEx’s core financial performance.
Mark-to-Market Retirement Plans Accounting and Other Adjustments
The mark-to-market retirement plans accounting adjustments (“MTM Adjustments”), which reflect year-end and other adjustments to the valuation of the company’s defined benefit pension and other postretirement plans, can vary dramatically from year-to-year, as they are significantly impacted by changes in interest rates and the financial markets. As a result, the Board previously determined that MTM Adjustments will be excluded from EPS calculations under all LTI plans. Additionally, during each of fiscal 2020, 2021, 2022, 2023, 2024, and 2025, the Board, upon the recommendation of the Compensation & HR Committee, approved the exclusion of certain other items described in this Appendix C from each fiscal year’s EPS for the applicable LTI plans because they are unrelated to the company’s core financial performance.
Stock Repurchase Program-Related Adjustments to EPS for LTI Plan Purposes
During fiscal 2022 and fiscal 2023, the Company repurchased 8,857,202 shares and 9,180,752 shares, respectively, under stock repurchase programs approved by the FedEx Board of Directors. Because the positive impact on EPS resulting from the fiscal 2022 and 2023 stock repurchases did not reflect core business performance, the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of the impact of the fiscal 2022 and fiscal 2023 stock repurchases in excess of that which offset dilution from equity awards from fiscal 2022 and fiscal 2023 EPS for purposes of calculating attainment under the FY21-FY23, FY22-FY24, and FY23-FY25 LTI plans (such repurchases were not excluded from fiscal 2022 EPS for purposes of establishing the baseline EPS for the FY23-FY25 LTI plan). Beginning in fiscal 2024, the impact of stock repurchases in excess of that which offset dilution from equity awards was not excluded from EPS for LTI plan purposes.
The following tables present a reconciliation of our presented non-GAAP measures for fiscal 2020, 2021, 2022, 2023, 2024, and 2025 to the most directly comparable GAAP measures.
ROIC for Active LTI Plans
Return on invested capital (“ROIC”) was selected as a financial metric for the active LTI plans. ROIC is calculated, in part, using non-GAAP financial measures. See “Reconciliations of Fiscal 2023, 2024, and 2025 ROIC for Active LTI Plans” below for additional information, including reconciliations of the non-GAAP financial measures used to calculate ROIC to the most directly comparable GAAP measures.

2025 Proxy Statement	C-1

Appendix C – Reconciliations of Non-GAAP Financial Measures
Fiscal 2025 Reconciliations for Fiscal 2025 AIC Plan and
FY23-FY25 and Active LTI Plans
As described in “Executive Compensation — Compensation Discussion and Analysis,” the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of certain items from fiscal 2025 earnings for purposes of the fiscal 2025 AIC plan and the FY23-FY25, FY24-FY26, FY25-FY27, and FY26-FY28 LTI plans (collectively, the “LTI plans”). The Board approved the following exclusions from the fiscal 2025 AIC plan and the LTI plans, as applicable, in order to ensure that payouts under the plans more accurately reflect core financial performance in fiscal 2025: (i) the fiscal 2025 mark-to-market (“MTM”) retirement plans accounting adjustment; (ii) fiscal 2025 costs incurred in connection with business optimization initiatives related to DRIVE, our comprehensive program to improve long-term profitability; (iii) costs related to international regulatory and legacy FedEx Ground legal matters; (iv) costs associated with the planned spin-off of FedEx Freight announced in December 2024; and (v) a non-cash impairment charge related to the fiscal 2025 impairment of certain aircraft and related engines. The table below presents a reconciliation of our presented fiscal 2025 non-GAAP measures to the most directly comparable GAAP measures.
FISCAL 2025
	FEDEX CORPORATION
DOLLARS IN MILLIONS, EXCEPT EPS	OPERATING INCOME	INCOME TAXES(1)	NET INCOME(2)	DILUTED EARNINGS PER SHARE
GAAP measure	$5,217	$1,349	$4,092	$16.81
Business optimization costs(3)	756	178	577	2.37
International regulatory and legacy FedEx Ground legal matters(4)	88	(2)	90	0.37
FedEx Freight spin-off costs(5)	38	13	44	0.18
Asset impairment charges(4)	21	5	16	0.06
Non-GAAP measure for fiscal 2025 AIC plan(6)	$6,120	$1,543	$4,819	$19.79
MTM retirement plans accounting adjustment(7)	—	(125)	(390)	(1.60)
Non-GAAP measure for FY23-FY25 and Active LTI plans(8)	$6,120	$1,418	$4,429	$18.19

(1)
Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.

(2)
Effect of  “Total other (expense) income” on net income amount not shown.

(3)
These costs were recognized at FedEx Corporation and Federal Express.

(4)
These costs were recognized at Federal Express.

(5)
These amounts were recognized at FedEx Corporation.

(6)
Adjusted consolidated operating income of  $6,120 million is used for purposes of the fiscal 2025 AIC plan.

(7)
The MTM retirement plans accounting adjustment reflects the year-end adjustment to the valuation of the company’s defined benefit pension and other postretirement plans.

(8)
Fiscal 2025 adjusted EPS of  $18.19 is used for purposes of calculating actual aggregate adjusted EPS under the FY23-FY25, FY24-FY26, and FY25-FY27 LTI plans and is the baseline EPS for the FY26-FY28 LTI plan.

C-2

Appendix C – Reconciliations of Non-GAAP Financial Measures
Fiscal 2024 Reconciliations for Fiscal 2024 AIC Plan and
FY22-FY24, FY23-FY25, FY24-FY26, and FY25-FY27 LTI Plans
As described in “Executive Compensation — Compensation Discussion and Analysis,” the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of certain items from fiscal 2024 earnings for purposes of the fiscal 2024 AIC plan and the FY22-FY24, FY23-FY25, FY24-FY26, and FY25-FY27 LTI plans (collectively, the “LTI plans”). The Board approved the following exclusions from the fiscal 2024 AIC plan and the LTI plans, as applicable, in order to ensure that payouts under the plans more accurately reflect core financial performance in fiscal 2024: (i) the fiscal 2024 mark-to-market (“MTM”) retirement plans accounting adjustment; (ii) fiscal 2024 costs incurred in connection with business optimization initiatives related to DRIVE; (iii) a noncash impairment charge (net of fiscal 2024 depreciation savings resulting from the impairments) related to the fiscal 2024 impairment of certain aircraft and related engines; (iv) the remeasurement of state deferred income taxes under the one FedEx structure in fiscal 2024; and (v) insurance recoveries related to a legacy FedEx Ground legal matter. The table below presents a reconciliation of our presented fiscal 2024 non-GAAP measures to the most directly comparable GAAP measures.
FISCAL 2024
	FEDEX CORPORATION
DOLLARS IN MILLIONS, EXCEPT EPS	OPERATING INCOME	INCOME TAXES(1)	NET INCOME(2)	DILUTED EARNINGS PER SHARE(3)
GAAP measure	$5,559	$1,505	$4,331	$17.21
Business optimization costs(4)	582	137	444	1.77
Asset impairment charges net of depreciation savings(5)	151	36	115	0.46
Insurance recoveries related to legacy FedEx Ground legal matter(6)	(57)	(13)	(44)	(0.17)
Non-GAAP measure for fiscal 2024 AIC plan(7)	$6,235	$1,665	$4,846	$19.27
Reversal of business optimization costs	(582)	(137)	(444)	(1.77)
Reversal of asset impairment charges net of depreciation savings	(151)	(36)	(115)	(0.46)
Reversal of insurance recoveries related to legacy FedEx Ground legal matter	57	13	44	0.17
MTM retirement plans accounting adjustment(8)	—	(135)	(426)	(1.69)
Non-GAAP measure for FY22-FY24 LTI plan(9)	$5,559	$1,370	$3,905	$15.52
Business optimization costs(4)	582	137	444	1.77
Asset impairment charges net of depreciation savings(5)	151	36	115	0.46
Remeasurement of state deferred income taxes under one FedEx structure(6)	—	(54)	54	0.21
Insurance recoveries related to legacy FedEx Ground legal matter(6)	(57)	(13)	(44)	(0.17)
Non-GAAP measure for FY23-FY25, FY24-FY26, and FY25-FY27 LTI plans(10)	$6,235	$1,476	$4,474	$17.78

(1)
Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.

(2)
Effect of  “Total other (expense) income” on net income amount not shown.

(3)
Does not sum to total due to rounding.

(4)
These costs were recognized at FedEx Corporation and Federal Express.

(5)
These costs were recognized at Federal Express.

(6)
These amounts were recognized at FedEx Corporation.

(7)
Adjusted consolidated operating income of  $6,235 million is used for purposes of the fiscal 2024 AIC plan.

(8)
The MTM retirement plans accounting adjustment reflects the year-end adjustment to the valuation of the company’s defined benefit pension and other postretirement plans.

(9)
Fiscal 2024 adjusted EPS of  $15.52 is used for purposes of calculating actual aggregate adjusted EPS under the FY22-FY24 LTI plan.

(10)
Fiscal 2024 adjusted EPS of  $17.78 is used for purposes of calculating actual aggregate adjusted EPS under the FY23-FY25 and FY24-FY26 LTI plans and is the baseline EPS for the FY25-FY27 LTI plan.

2025 Proxy Statement	C-3

Appendix C – Reconciliations of Non-GAAP Financial Measures
Fiscal 2023 Reconciliations for Fiscal 2023 AIC Plan and
FY21-FY23, FY22-FY24, FY23-FY25, and FY24-FY26 LTI Plans
As described in “Executive Compensation — Compensation Discussion and Analysis,” the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of certain items from fiscal 2023 earnings for purposes of the fiscal 2023 AIC plan and the FY21-FY23, FY22-FY24, FY23-FY25, and FY24-FY26 LTI plans (collectively, the “LTI plans”). The Board approved the following exclusions from the fiscal 2023 AIC plan and the LTI plans, as applicable, in order to ensure that payouts under the plans more accurately reflect core financial performance in fiscal 2023: (i) fiscal 2023 mark-to-market (“MTM”) retirement plans accounting adjustments; (ii) fiscal 2023 costs related to business realignment activities in connection with the Federal Express workforce reduction plan in Europe that was announced in January 2021; (iii) costs related to our business optimization initiatives to drive efficiency among our transportation segments and lower our overhead and support costs; and (iv) the fiscal 2023 stock repurchase impact in excess of that which offset dilution from equity awards. The table below presents a reconciliation of our presented fiscal 2023 non-GAAP measures to the most directly comparable GAAP measures.
FISCAL 2023
	FEDEX CORPORATION
DOLLARS IN MILLIONS, EXCEPT EPS	OPERATING INCOME	INCOME TAXES(1)	NET INCOME(2)	DILUTED EARNINGS PER SHARE
GAAP measure	$4,912	$1,391	$3,972	$15.48
Business realignment costs(3)	36	9	27	0.11
Non-GAAP measure for fiscal 2023 AIC plan(4)	$4,948	$1,400	$3,999	$15.59
Reversal of business realignment costs	(36)	(9)	(27)	(0.11)
MTM retirement plans accounting adjustment(5)	—	(157)	(493)	(1.92)
Business optimization costs(6)	273	64	209	0.81
EPS impact of stock repurchases that more than offset dilution from equity awards	—	—	—	(0.57)
Non-GAAP measure for FY21-FY23 LTI plans(7)	$5,185	$1,298	$3,688	$13.80
Business realignment costs(3)	36	9	27	0.11
Non-GAAP measure for FY22-FY24 and FY23-FY25 LTI plans(8)	$5,221	$1,307	$3,715	$13.91
Reversal of EPS impact of stock repurchases that more than offset dilution from equity awards	—	—	—	0.57
Non-GAAP measure for FY24-FY26 LTI plan(9)	$5,221	$1,307	$3,715	$14.48

(1)
Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.

(2)
Effect of  “Total other (expense) income” on net income amount not shown.

(3)
These costs were recognized at Federal Express.

(4)
Adjusted consolidated operating income of  $4,948 million is used for purposes of the fiscal 2023 AIC plan.

(5)
The MTM retirement plans accounting adjustment reflects the year-end adjustment to the valuation of the company’s defined benefit pension and other postretirement plans.

(6)
These costs were recognized at FedEx Corporation and Federal Express.

(7)
Fiscal 2023 adjusted EPS of  $13.80 is used for purposes of calculating actual aggregate adjusted EPS under the FY21-FY23 LTI plan.

(8)
Fiscal 2023 adjusted EPS of  $13.91 is used for purposes of calculating actual aggregate adjusted EPS under the FY22-FY24 and FY23-FY25 LTI plans.

(9)
Fiscal 2023 adjusted EPS of  $14.48 is the baseline EPS for the FY24-FY26 LTI plan.

C-4

Appendix C – Reconciliations of Non-GAAP Financial Measures
Fiscal 2022 Reconciliations for Fiscal 2022 AIC Plan and
FY20-FY22, FY21-FY23, FY22-FY24, and FY23-FY25 LTI Plans
As described in “Executive Compensation — Compensation Discussion and Analysis,” the Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of certain items from fiscal 2022 earnings for purposes of the fiscal 2022 AIC plan and the FY20-FY22, FY21-FY23, FY22-FY24, and FY23-FY25 LTI plans (collectively, the “LTI plans”). The Board approved the following exclusions from the fiscal 2022 AIC plan and the LTI plans, as applicable, in order to ensure that payouts under the plans more accurately reflect core financial performance in fiscal 2022: (i) fiscal 2022 mark-to-market (“MTM”) retirement plans accounting adjustments; (ii) fiscal 2022 costs related to business realignment activities in connection with the Federal Express workforce reduction plan in Europe that was announced in January 2021; (iii) the fiscal 2022 stock repurchase impact in excess of that which offset dilution from equity awards; (iv) fiscal 2022 TNT Express integration expenses; and (v) certain costs incurred in fiscal 2022 in connection with a legacy FedEx Ground legal matter. The table below presents a reconciliation of our presented fiscal 2022 non-GAAP measures to the most directly comparable GAAP measures.
FISCAL 2022
	FEDEX CORPORATION
DOLLARS IN MILLIONS, EXCEPT EPS	OPERATING INCOME	INCOME TAXES(1)	NET INCOME(2)	DILUTED EARNINGS PER SHARE
GAAP measure	$6,245	$1,070	$3,826	$14.33
MTM retirement plans accounting adjustments(3)	—	379	1,199	4.49
EPS impact of stock repurchases that more than offset dilution from equity awards	—	—	—	(0.15)
Non-GAAP measure for FY20-FY22 and FY21-FY23 LTI plans(4)	6,245	$1,449	$5,025	$18.67
Business realignment costs(5)	278	64	214	0.80
Non-GAAP measure for FY22-FY24 LTI plan(6)	$6,523	$1,513	$5,239	$19.47
Legacy FedEx Ground legal matter(7)	210	50	160	0.60
Non-GAAP measure for fiscal 2022 AIC plan(8)	$6,733	$1,563	$5,399	$20.07
TNT Express integration expenses(9)	132	29	103	0.39
Reversal of EPS impact of stock repurchases that more than offset dilution from equity awards	—	—	—	0.15
Non-GAAP measure for FY23-FY25 LTI plan(10)	$6,865	$1,592	$5,502	$20.61

(1)
Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.

(2)
Effect of  “Total other (expense) income” on net income amount not shown.

(3)
The MTM retirement plans accounting adjustments reflect the year-end adjustment to the valuation of the company’s defined benefit pension and other postretirement plans. For fiscal 2022, the MTM retirement plans accounting adjustments also include the second quarter TNT Express MTM retirement plan accounting adjustment related to a noncash loss associated with the termination of a TNT Express European pension plan and a curtailment charge related to the U.S. FedEx Freight pension plan.

(4)
Fiscal 2022 adjusted EPS of  $18.67 is used for purposes of calculating actual aggregate adjusted EPS under the FY20-FY22 and FY21-FY23 LTI plans.

(5)
These costs were recognized at Federal Express.

(6)
Fiscal 2022 adjusted EPS of  $19.47 is used for purposes of calculating actual aggregate adjusted EPS under the FY22-FY24 LTI plan.

(7)
These charges were recognized at FedEx Corporation.

(8)
Adjusted consolidated operating income of  $6,733 million was used for purposes of the fiscal 2022 AIC plan.

(9)
These expenses were recognized at FedEx Corporation and Federal Express.

(10)
Fiscal 2022 adjusted EPS of  $20.61 is the baseline EPS for the FY23-FY25 LTI plan.

2025 Proxy Statement	C-5

Appendix C – Reconciliations of Non-GAAP Financial Measures
Fiscal 2021 Reconciliations for Fiscal 2021 AIC Plan and
FY20-FY22, FY21-FY23, and FY22-FY24 LTI Plans
The Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of a certain item from fiscal 2021 earnings for purposes of the FY20-FY22, FY21-FY23, and FY22-FY24 LTI plans (collectively, the “LTI plans”). GAAP operating income was the financial performance measure used for the fiscal 2021 AIC plan. The Board approved the following exclusion from the LTI plans in order to ensure that payouts under the plans more accurately reflect core financial performance in fiscal 2021: the mark-to-market (“MTM”) retirement plans accounting adjustments. The table below presents a reconciliation of our presented fiscal 2021 non-GAAP measures to the most directly comparable GAAP measures.
FISCAL 2021
	FEDEX CORPORATION
DOLLARS IN MILLIONS, EXCEPT EPS	OPERATING INCOME	INCOME TAXES(1)	NET INCOME(2)	DILUTED EARNINGS PER SHARE
GAAP measure (operating income is the measure for fiscal 2021 AIC plan)	$5,857	$1,443	$5,231	$19.45
MTM retirement plans accounting adjustments(3)	—	(281)	(895)	(3.33)
Non-GAAP measure for FY20-FY22, FY21-FY23, and FY22-FY24 LTI plans(4)	$5,857	$1,162	$4,336	$16.12

(1)
Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.

(2)
Effect of  “Total other (expense) income” on net income amount not shown.

(3)
The MTM retirement plans accounting adjustments reflect the year-end adjustment to the valuation of the company’s defined benefit pension and other postretirement plans. For fiscal 2021, the MTM retirement plans accounting adjustments also include the second quarter TNT Express MTM retirement plan accounting adjustment related to a noncash loss associated with amending a TNT Express European pension plan to harmonize retirement benefits.

(4)
Fiscal 2021 adjusted EPS of  $16.12 is the baseline EPS for the FY22-FY24 LTI plan and is used for purposes of calculating actual aggregate adjusted EPS under the FY20-FY22 and FY21-FY23 LTI plans.

Fiscal 2020 Reconciliations for FY21-FY23 LTI Plan
The Board of Directors, upon the recommendation of the Compensation & HR Committee, approved the exclusion of certain items from fiscal 2020 earnings for purposes of the FY21-FY23 LTI plan. The Board approved the following exclusions from the FY21-FY23 LTI plan in order to ensure that payouts under the plan more accurately reflect core financial performance in fiscal 2020: (i) the annual mark-to-market (“MTM”) retirement plans accounting adjustment and (ii) fiscal 2020 TNT Express integration expenses. The table below presents a reconciliation of our presented fiscal 2020 non-GAAP measures to the most directly comparable GAAP measures.
FISCAL 2020
	FEDEX CORPORATION
DOLLARS IN MILLIONS, EXCEPT EPS	OPERATING INCOME	INCOME TAXES(1)	NET INCOME(2)	DILUTED EARNINGS PER SHARE
GAAP measure	$2,417	$383	$1,286	$4.90
MTM retirement plans accounting adjustment(3)	—	211	583	2.22
TNT Express integration expenses(4)	270	61	209	0.80
Non-GAAP measure for FY21-FY23 LTI plan(5)	$2,687	$655	$2,078	$7.92

(1)
Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.

(2)
Effect of  “Total other (expense) income” on net income amount not shown.

(3)
The MTM retirement plans accounting adjustment reflects the year-end adjustment to the valuation of the company’s defined benefit pension and other postretirement plans.

(4)
These expenses were recognized at FedEx Corporation and Federal Express.

(5)
Fiscal 2020 adjusted EPS of  $7.92 is the baseline EPS for the FY21-FY23 LTI plan.

C-6

Appendix C – Reconciliations of Non-GAAP Financial Measures
Reconciliations of Fiscal 2023, 2024, and 2025 ROIC for Active LTI Plans
ROIC was selected as a financial metric for the FY24-FY26, FY25-FY27, and FY26-FY28 LTI plans (collectively, the “active LTI plans”). The ROIC metric measures the average growth in ROIC over a three-fiscal-year period (“average ROIC growth”) from a fiscal 2023 ROIC baseline for purposes of the FY24-FY26 LTI plan, from a fiscal 2024 ROIC baseline for purposes of the FY25-FY27 LTI plan, and from a fiscal 2025 ROIC baseline for purposes of the FY26-FY28 LTI plan. For purposes of the active LTI plans, annual ROIC is calculated as adjusted consolidated operating income, after taxes, for the fiscal year divided by average invested capital. For purposes of the ROIC calculation, (1) adjusted consolidated operating income is calculated as consolidated operating income excluding items not reflective of our core financial performance that may be approved for exclusion for the applicable fiscal year by the Board of Directors, based upon the recommendation of the Compensation & HR Committee; and (2) average invested capital is calculated as the average of the current and prior fiscal year-end balances of long-term debt, including current portion, and total common stockholders’ investment.
ROIC is calculated, in part, using non-GAAP financial measures. Adjusted operating income is included in the numerator, as we believe it is most indicative of our core operating performance. The table below presents a reconciliation showing the individual adjustments to the GAAP operating income measure for the applicable fiscal year, as compared to the non-GAAP operating income measure used for each applicable LTI plan. Additionally, we subtract from adjusted operating income a provision for income taxes calculated using our adjusted effective tax rate in order to determine the after-tax adjusted return earned in the current period. We have provided reconciliations of our fiscal 2025, fiscal 2024, and fiscal 2023 adjusted effective tax rate to the effective tax rates for the respective periods below. We believe ROIC is a meaningful measure of how effectively we are deploying our key assets and using capital to generate profits. Numerous methods exist for calculating ROIC. Accordingly, the method used by FedEx may differ from the methods used by other companies. We encourage readers to understand the methods used by another company to calculate ROIC before comparing its ROIC to ours.
Fiscal 2023 ROIC of 8.7% is the baseline ROIC for the FY24-FY26 LTI plan, fiscal 2024 ROIC of 9.9% is being used for purposes of calculating attainment under the FY24-FY26 LTI plan and the baseline ROIC for the FY25-FY27 LTI plan, and fiscal 2025 ROIC of 9.6% is being used for purposes of calculating attainment under the FY24-FY26 and FY25-FY27 LTI plans and the baseline ROIC for the FY26-FY28 LTI plan.
FISCAL 2025
Numerator
Operating income (GAAP)	$5,217
Business optimization costs(1)	756
International regulatory and legacy FedEx Ground legal matters(2)	88
FedEx Freight spin-off costs(3)	38
Asset impairment charges(2)	21
Adjusted operating income (non-GAAP)	$6,120
Provision for income taxes (non-GAAP)(4)	(1,485)
Adjusted operating income after taxes (non-GAAP)	$4,635
Denominator
Average invested capital(5)	$48,219
Return on invested capital	9.6%

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Appendix C – Reconciliations of Non-GAAP Financial Measures
FISCAL 2024
Numerator
Operating income (GAAP)	$5,559
Business optimization costs(1)	582
Asset impairment charges net of depreciation savings(2)	151
Insurance recoveries related to legacy FedEx Ground legal matter(3)	(57)
Adjusted operating income (non-GAAP)	$6,235
Provision for income taxes (non-GAAP)(4)	(1,546)
Adjusted operating income after taxes (non-GAAP)	$4,689
Denominator
Average invested capital(5)	$47,226
Return on invested capital	9.9%
FISCAL 2023
Numerator
Operating income (GAAP)	$4,912
Business optimization costs(6)	273
Goodwill and other asset impairment charges(7)	117
Business realignment costs(2)	36
Legacy FedEx Ground legal matter(3)	35
Adjusted operating income (non-GAAP)	$5,373
Provision for income taxes (non-GAAP)(4)	(1,386)
Adjusted operating income after taxes (non-GAAP)	$3,987
Denominator
Average invested capital(5)	$45,935
Return on invested capital	8.7%

(1)
These costs were recognized at FedEx Corporation and Federal Express.

(2)
These costs were recognized at Federal Express.

(3)
These amounts were recognized at FedEx Corporation.

(4)
Calculated as adjusted operating income multiplied by the adjusted effective tax rates of 24.3% for 2025, 24.8% for 2024, and 25.8% for 2023, respectively. Our effective tax rates of 24.8% for 2025, 25.8% for 2024, and 25.9% for 2023, respectively, are calculated by dividing our provision for income taxes by income before income taxes, and have been adjusted as follows:

FISCAL 2025
Effective tax rate (GAAP)	24.8%
MTM retirement plans accounting adjustment	—
Business optimization costs	(0.1)%
International regulatory and legacy FedEx Ground legal matters	(0.4)%
FedEx Freight spin-off costs	—
Asset impairment charges	—
Adjusted effective tax rate (non-GAAP)	24.3%

C-8

Appendix C – Reconciliations of Non-GAAP Financial Measures
FISCAL 2024
Effective tax rate (GAAP)	25.8%
MTM retirement plans accounting adjustment	0.2%
Asset impairment charges net of depreciation savings	(0.1)%
Business optimization costs	(0.2)%
Insurance recoveries related to legacy FedEx Ground legal matter	—
Remeasurement of state deferred income taxes under one FedEx structure	(0.9)%
Adjusted effective tax rate (non-GAAP)	24.8%
FISCAL 2023
Effective tax rate (GAAP)	25.9%
MTM retirement plans accounting adjustment	0.2%
Business optimization costs	(0.1)%
Goodwill and other asset impairment charges	(0.2)%
Business realignment costs	—
Legacy FedEx Ground legal matter	—
Adjusted effective tax rate (non-GAAP)	25.8%

(5)
Calculated as the average of the current and prior year-end balances of long-term debt, including the current portion, and total common stockholders’ investment included in FedEx’s condensed consolidated balance sheets.

(6)
These costs were recognized at FedEx Corporation and Federal Express.

(7)
Asset impairment charges were recognized at Federal Express and FedEx Dataworks. The charges recognized at FedEx Dataworks are related to the ShopRunner acquisition. Goodwill impairment charges recognized at FedEx Dataworks are not deductible for income tax purposes.

2025 Proxy Statement	C-9

Appendix D
FedEx Corporation
2019 OMNIBUS STOCK INCENTIVE PLAN
Section 1. Purpose
The purpose of the FedEx Corporation 2019 Omnibus Stock Incentive Plan, as amended from time to time (the “Plan”), is to aid the Company and its Affiliates in retaining, attracting and rewarding Non-Management Directors and designated employees and to motivate them to exert their best efforts to achieve the long-term goals of the Company and its Affiliates. The Company believes that the ownership or increased ownership of Common Stock by employees and directors, or otherwise linking the compensation of employees and directors to the value of Common Stock, will further align their interests with those of the Company’s other stockholders and will promote the long-term success of the Company and the creation of long-term stockholder value. Accordingly, the Plan authorizes the grant of equity incentive awards to designated employees of the Company and its Affiliates and to directors of the Company. The Plan will be treated as a successor to the FedEx Corporation 2010 Omnibus Stock Incentive Plan, as amended (the “Prior Plan”).
Section 2. Definitions and Rules of Construction
2.1
Definitions.   The following capitalized terms used in the Plan shall have the respective meanings set forth below:

“Affiliate” means (a) any Subsidiary and (b) any other entity that, directly or through one or more intermediaries, is controlled by the Company, as determined by the Committee.
“Award” means any Stock Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award, together with any related right or interest, granted to a Participant under the Plan.
“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions, restrictions and other provisions of an Award granted to the Participant.
“Board of Directors” means the Board of Directors of the Company.
“Change of Control” has the meaning given such term in Section 19.1.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means those members, not less than two, of the Compensation Committee of the Board of Directors who are Independent Directors, or any successor committee or subcommittee of the Board of Directors designated by the Board of Directors, which committee or subcommittee shall be comprised of two or more members of the Board of Directors, each of whom is an Independent Director, subject to Section 4.1.
“Common Stock” means the common stock, par value $0.10 per share, of the Company and such other securities of the Company as may be substituted for Common Stock pursuant to Section 18.1 or 18.2.
“Company” means FedEx Corporation, a Delaware corporation, or its successor.
“Disability” means “permanent disability” as determined by the Committee in its sole discretion.
“Dividend Equivalent” means the right granted to a Participant under Section 13 of the Plan to receive a payment in an amount equal to the dividends paid on one outstanding Share with respect to all or a portion of the Shares subject to a Full-Value Award held by such Participant.
Effective Date” has the meaning given such term in Section 3.1.
“Eligible Person” means (a) any employee of the Company or an Affiliate, (b) any individual to whom an offer of employment with the Company or an Affiliate is made, as determined by the Committee (provided that such prospective employee may not receive any payment or exercise any right with respect to an Award until such person has commenced such employment), and (c) any Non-Management Director.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means (a) in the case of a Stock Option, the amount for which a Share may be purchased upon exercise of such Stock Option, as set forth in the applicable Award Agreement, and (b) in the case of a Stock Appreciation Right, the

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Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
per Share amount, as specified in the applicable Award Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.
“Fair Market Value” means, on any date, (a) the average of the high and low per Share sales prices as reported on the New York Stock Exchange composite tape on that date or (b) if such method is not practicable, the value of a Share as determined by the Committee using such other method as it deems appropriate.
“Full-Value Award” means any Award other than in the form of a Stock Option or Stock Appreciation Right and which is settled by the issuance of Shares (or at the discretion of the Committee, settled in cash or other consideration by reference to the value of Shares).
“Grant Date” means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date as is determined and specified by the Committee as part of that authorization process.
“Incentive Stock Option” or “ISO” means a Stock Option or portion thereof that is intended to be and specifically designated as an “incentive stock option” within the meaning of Code Section 422 and meets the requirements thereof.
“Independent Director” means a member of the Board of Directors who qualifies at any given time as (a) an “independent director” under Section 303A of the New York Stock Exchange Listed Company Manual and (b) a “non-employee director” as defined in Rule 16b-3.
“Minimum Vesting Requirement” has the meaning given such term in Section 4.2(f).
“Net Exercise” means a Participant’s ability (if authorized by the Committee) to exercise a Stock Option by directing the Company to deduct from the Shares issuable upon exercise of his or her Stock Option a number of Shares having an aggregate Fair Market Value equal to the sum of the aggregate Exercise Price therefor plus the amount of the Participant’s tax withholding (if any), whereupon the Company shall issue to the Participant the net remaining number of Shares after such deduction.
“Non-Management Director” means a member of the Board of Directors who is not an employee of the Company or an Affiliate.
“Non-Qualified Stock Option” or “NQSO” means a Stock Option or portion thereof that is not an Incentive Stock Option.
“Other Stock-Based Award” means an Award granted to a Participant under Section 14 of the Plan.
“Participant” means any Eligible Person who receives an Award under the Plan.
“Performance Award” means an Award that includes performance conditions as specified by the Committee pursuant to Section 12 of the Plan.
“Performance Period” means the period of service to which the performance goal or goals for a Performance Award relate as determined by the Committee in its sole discretion.
“Plan” has the meaning given such term in Section 1.
“Prior Plan” has the meaning given such term in Section 1.
“Reporting Person” means an employee of the Company or an Affiliate who is subject to the reporting requirements of Section 16(a) of the Exchange Act.
“Restricted Shares” means Shares granted to a Participant under Section 10 of the Plan that are subject to certain restrictions and conditions and to a risk of forfeiture.
“Restricted Stock Unit” or “RSU” means the right to acquire one Share, or receive the equivalent amount in cash, granted to a Participant under Section 11 of the Plan, which right is subject to certain restrictions and conditions and to a risk of forfeiture.
“Retirement” means with respect to any Participant, (a) the attainment by the Participant of the age of 55 and the cessation of the Participant’s Service, or (b) the Participant’s “retirement” as determined by the Committee in its sole discretion.
“Rule 16b-3” means Rule 16b-3 under the Exchange Act.
“Securities Act” means the Securities Act of 1933, as amended.
“Service” means a Participant’s employment with the Company or an Affiliate or a Participant’s service as a Non-Management Director, as applicable.
“Shares” means shares of Common Stock.

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Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 9 of the Plan to receive a payment equal to the excess of the Fair Market Value of a Share as of the date of exercise of the SAR over the Exercise Price of the SAR.
“Stock Option” means a right granted to a Participant under Section 8 of the Plan to purchase a specified number of Shares at a specified price during a specified time period. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option.
“Subsidiary” means any corporation or other entity of which the Company possesses, directly or through one or more intermediaries, 50% or more of the total combined voting power of such entity.
“Substitute Awards” means Awards granted under Section 7.6 in assumption of, or in substitution for, outstanding awards previously granted by a company or business acquired by the Company or an Affiliate.
2.2
Rules of Construction.   The section and other headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan. Unless the context clearly requires otherwise: (a) references to the plural include the singular and to the singular include the plural; (b) the terms “includes” and “including” are not limiting; (c) the term “or” has the inclusive meaning represented by the phrase “and/or”; (d) any grammatical form or variant of a term defined in the Plan shall be construed to have a meaning corresponding to the definition of the term set forth herein; and (e) references to any provision of a statute shall be deemed to include references to any applicable rules and regulations promulgated thereunder, including proposed rules and regulations, and other guidance issued thereto, by an applicable governmental entity, and any successor provisions, rules and regulations. The terms “hereof,” “hereto,” “hereunder” and similar terms in the Plan refer to the Plan as a whole and not to any particular provision of the Plan.

Section 3. Term of the Plan
3.1
Effective Date.   The Plan shall be effective as of the date immediately following the date on which it is approved by the Company’s stockholders (the “Effective Date”).

3.2
Term of the Plan.   Unless the Plan is earlier terminated in accordance with the provisions hereof, no Award shall be granted under the Plan after June 30, 2029, but Awards granted on or prior to such date shall continue to be governed by the terms and conditions of the Plan and the applicable Award Agreement (including terms regarding amendments to or modifications of outstanding Awards).

Section 4. Administration of the Plan
4.1
The Committee.   The Plan shall be administered by the Committee. No action of the Committee under the Plan shall be void or deemed to be without authority due to a Committee member’s failure to qualify as an Independent Director at the time the action was taken.

4.2
Committee Authority.   Subject to the express provisions of the Plan, the Committee shall have full and exclusive power, authority and discretion to take any and all actions necessary, appropriate or advisable for the administration of the Plan, including the following:

(a)
Select Eligible Persons to become Participants;

(b)
Grant Awards;

(c)
Delegate the granting of Awards as specified in Section 4.5;

(d)
Determine the type or types of Awards to be granted to each Participant and the timing thereof;

(e)
Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(f)
Determine the terms, conditions, restrictions and other provisions of each Award, provided that the vesting schedule of any Award granted hereunder (other than Awards involving an aggregate number of Shares equal to or less than 5% of the Shares available for issuance pursuant to Awards under the Plan) shall provide that no portion of such Award may become vested or exercisable prior to the first anniversary of the Grant Date of such Award, subject, however, to the provisions of Sections 4.2(i), 7.6, 12.2, 17, 18.2, 19 and 21 (the “Minimum Vesting Requirement”);

(g)
Establish performance conditions for Performance Awards, and verify the level of performance attained with respect to such performance conditions;

(h)
Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(i)
Amend, modify, suspend, discontinue or terminate the Plan, waive any restrictions or conditions applicable to any Award, or amend or modify the terms and conditions of any outstanding Award;

(j)
Adopt sub-plans or supplements to, or alternative versions of, the Plan as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy or custom of, foreign jurisdictions;

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Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
(k)
Establish, adopt or revise rules, guidelines and policies for the administration of the Plan;

(l)
Construe and interpret the Plan, any Award Agreement and any other documents and instruments relating to the Plan or any Award;

(m)
Correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; and

(n)
Make all other decisions and determinations and take such other actions with respect to the Plan or any Award as the Committee may deem necessary, appropriate or advisable for the administration of the Plan.

The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.
4.3
Grants to Non-Management Directors.

(a)
Awards.   Notwithstanding any other provision of the Plan, including Sections 4.1 and 4.2, any Awards made under the Plan to Non-Management Directors shall be approved, or made in accordance with a policy or program approved, by the Board of Directors; provided, however, (1) the Committee shall recommend such Awards, policy or program to the Board of Directors for its approval and (2) the Committee retains full independent authority conferred under the Plan with respect to all other aspects of Awards to Non-Management Directors. Solely with respect to the grant of Awards to Non-Management Directors, all rights, powers and authorities vested in the Committee under the Plan with respect thereto shall instead be exercised by the Board of Directors and any reference in the Plan to the Committee shall be deemed to include a reference to the Board of Directors.

(b)
Retainers.   Upon such terms and conditions as may be established by the Board of Directors, each Non-Management Director may elect to have all or part of his or her retainer paid in Shares under the Plan.

(c)
Limit on Non-Management Director Compensation.   The maximum aggregate amount that may be paid to any one Non-Management Director in any one of the Company’s fiscal years, in cash, Awards or otherwise, as applicable, is $1,000,000. In the case of any Awards, the value thereof shall be based on the Grant Date fair value as determined for accounting purposes.

4.4
Actions and Interpretations by the Committee.   All interpretations, decisions, determinations and actions under or with respect to the Plan shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding on all persons, including Participants, persons claiming rights from or through a Participant, and stockholders. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

4.5
Delegation of Authority.

(a)
Subject to any applicable laws, rules or regulations (including Section 157(c) of the Delaware General Corporation Law or any successor provision), the Committee may, by resolution, expressly delegate to one or more officers of the Company the authority, within specified parameters as to the number, types and terms of Awards, to (1) designate Eligible Persons to be recipients of Awards and (2) determine the number of such Awards to be received by any such Participants; provided, however, that such delegation may not be made with respect to Awards to be granted to any Non-Management Director or any Eligible Person who is a Reporting Person.

(b)
The Committee may delegate to any appropriate officer or employee of the Company or an Affiliate responsibility for performing ministerial and administrative functions under the Plan.

(c)
In the event that the Committee’s authority is delegated to any officer or employee in accordance with Section 4.5(a) or (b), any actions undertaken by such person in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such officer or employee.

4.6
Limitation of Liability.   The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished by any officer or employee of the Company or an Affiliate, the Company’s independent certified public accountants, counsel or other advisors to the Company, or any consultant, attorney, accountant or other advisor retained by the Committee to assist in the administration of the Plan. Neither the Board of Directors nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, decision, construction or determination made in good faith in connection with the Plan or any Award.

Section 5. Shares Subject to the Plan; Maximum Awards
5.1
Number of Shares.   Subject to the Share counting rules set forth in Section 5.4 and to adjustment as provided in Section 18, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of  (i) 13,800,000 ~~11,700,000~~ Shares, plus (ii) the total number of Shares remaining available for awards

D-4

Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
under the Prior Plan as of the Effective Date, with the aggregate maximum number of Shares available for Awards under the Plan pursuant to clauses (i) and (ii) not to exceed 24,100,000 ~~22,000,000~~, of which no more than 3,500,000 ~~1,500,000~~ may be issued as Full-Value Awards.
5.2
Incentive Stock Options.   The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 17,000,000 subject to adjustment as provided in Section 18.

5.3
Prior Plan.   On or after the Effective Date, no further awards shall be granted under the Prior Plan, it being understood that: (i) awards granted under the Prior Plan as of the Effective Date shall remain in full force and effect under the Prior Plan according to their respective terms; and (ii) to the extent that any such award is canceled, terminates, expires, is forfeited or lapses for any reason (in whole or in part), or is settled for cash or other consideration in lieu of Shares, the Shares subject to such award not delivered as a result thereof shall again be available for Awards under this Plan, subject to the maximum amount of 24,100,000 ~~22,000,000~~ Shares, as set forth in Section 5.1.

5.4
Share Counting.

(a)
The number of Shares covered by an Award, or to which an Award relates, shall be subtracted from the Plan Share reserve as of the Grant Date.

(b)
To the extent an Award (or an award under a Prior Plan) is canceled, terminates, expires, is forfeited or lapses for any reason (in whole or in part), any unissued or forfeited Shares subject to the Award shall be added back to the Plan Share reserve and available again for issuance pursuant to Awards granted under the Plan.

(c)
Any Shares related to Awards (or an award under a Prior Plan) that are settled in cash or other consideration in lieu of Shares shall be added back to the Plan Share reserve and available again for issuance pursuant to Awards granted under the Plan.

(d)
Shares withheld or deducted from an Award by the Company to satisfy tax withholding requirements relating to Stock Options or Stock Appreciation Rights shall not be added back to the Plan Share reserve and shall not again be available for issuance pursuant to Awards granted under the Plan, but Shares withheld or deducted by the Company to satisfy tax withholding requirements relating to Full-Value Awards shall be added back to the Plan Share reserve and available again for issuance pursuant to Awards granted under the Plan. Shares delivered by a Participant to the Company to satisfy tax withholding requirements shall be treated in the same way as Shares withheld or deducted from an Award as specified above for purposes of Share counting under this Section 5.4(d).

(e)
To the extent that the full number of Shares subject to a Stock Option or a Share-settled Stock Appreciation Right is not issued upon exercise of such Stock Option or Stock Appreciation Right for any reason, including by reason of a net settlement or Net Exercise, then all Shares that were covered by the exercised Stock Option or SAR shall not be added back to the Plan Share reserve and shall not again be available for issuance pursuant to Awards granted under the Plan.

(f)
If the Exercise Price of a Stock Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), such Shares shall not be added to the Plan Share reserve and shall not be available for issuance pursuant to Awards granted under the Plan.

(g)
To the extent that the full number of Shares subject to a Performance Award (other than a Stock Option or Stock Appreciation Right) is not issued by reason of failure to achieve maximum performance goals, the number of Shares not issued shall be added back to the Plan Share reserve and shall be available again for issuance pursuant to Awards granted under the Plan.

(h)
Shares repurchased on the open market with the proceeds of a Stock Option exercise shall not be added to the Plan Share reserve and shall not be available for issuance pursuant to Awards granted under the Plan.

(i)
Any Dividend Equivalent denominated in Shares shall be counted against the aggregate number of Shares available for issuance pursuant to Awards under the Plan in such amount and at such time as the Dividend Equivalent first constitutes a commitment to issue Shares.

(j)
Substitute Awards granted pursuant to Section 7.6 shall not count against the Plan Share reserve and the Shares otherwise available for issuance under the Plan.

5.5
Source of Shares.   Shares issued under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

5.6
Fractional Shares.   No fractional Shares shall be issued under or pursuant to the Plan or any Award and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

5.7
Maximum Awards.   Subject to Section 4.3(c) and adjustment as provided in Section 18:

(a)
Stock Options.   The maximum aggregate number of Shares subject to Stock Options granted under the Plan to any one Participant during any fiscal year of the Company shall be 1,000,000.

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Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
(b)
SARs.   The maximum aggregate number of Shares subject to Stock Appreciation Rights granted under the Plan to any one Participant during any fiscal year of the Company shall be 1,000,000.

(c)
Restricted Shares.   The maximum aggregate number of Restricted Shares granted under the Plan to any one Participant during any fiscal year of the Company shall be 500,000.

(d)
RSUs.   The maximum aggregate number of Shares underlying Awards of Restricted Stock Units granted under the Plan to any one Participant during any fiscal year of the Company shall be 500,000.

(e)
Other Stock-Based Awards.   The maximum aggregate number of Shares underlying Other Stock-Based Awards granted under the Plan to any one Participant during any fiscal year of the Company shall be 500,000.

(f)
Performance Awards.   The maximum aggregate number of Shares underlying Performance Awards granted under the Plan to any one Participant during any fiscal year of the Company shall be as set forth in Sections 5.7(a) – (e) above.

Section 6. Eligibility and Participation in the Plan; Limitation on Rights of Participants
6.1
Eligible Persons.   Only Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan.

6.2
Participation in the Plan.   The Committee shall from time to time, in its sole and complete discretion and subject to the provisions of the Plan, designate those Eligible Persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

6.3
No Right to Receive Award or Be Treated Uniformly.

(a)
No Eligible Person or other person shall have any claim or right to receive an Award under the Plan, and no Participant, having received an Award, shall have any claim or right to receive a future Award.

(b)
Neither the Company, its Affiliates nor the Committee has any obligation to treat Eligible Persons or Participants uniformly under the Plan. Determinations made under the Plan may be made by the Committee selectively among Eligible Persons and Participants, whether or not such persons are similarly situated.

(c)
The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award or to all Awards or as are expressly set forth in the Award Agreement relating to such Award.

6.4
No Right to Employment or Service.   Neither the Plan, any Award granted under the Plan nor any Award Agreement (a) shall be deemed to constitute an employment contract or confer or be deemed to confer upon any Eligible Person or Participant any right to remain employed by the Company or an Affiliate, as the case may be, or to continue to provide services as a Non-Management Director, or (b) interfere with or limit in any way the right of the Company or an Affiliate, as the case may be, to terminate an Eligible Person’s or Participant’s employment by the Company or an Affiliate or service as a Non-Management Director for any reason at any time.

Section 7. Awards Generally
7.1
Form and Grant of Awards.   The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Subject to the provisions of the Plan (including Section 20), Awards may, in the sole discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

7.2
No Cash Consideration for the Grant of Awards.   Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

7.3
Award Agreements.   Awards granted under the Plan shall be evidenced by an Award Agreement that shall contain such terms, conditions, restrictions and provisions as the Committee shall determine and that are not inconsistent with the Plan. The Committee may, in its sole discretion, require as a condition to any Award Agreement’s effectiveness that such Award Agreement be executed by the Participant, including by electronic signature or other electronic indication of acceptance. The terms and conditions of Award Agreements need not be the same with respect to each Participant.

7.4
Forms of Payment Under Awards.   Subject to the provisions of the Plan, payment or settlement of Awards may be made in such form or forms as the Committee shall determine and as shall be set forth in the applicable Award Agreement, including Shares, cash, other securities of the Company, other Awards, any other form of property as the Committee shall determine,

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or any combination thereof. Payment of Awards may be made in a single payment or transfer, in installments, or on a deferred basis (subject to the provisions of Section 23.10), as determined by the Committee and subject to the provisions of the Plan.
7.5
Nontransferability of Awards; Beneficiaries.

(a)
Unless otherwise determined by the Committee, no Award, nor any interest in such Award, may be sold, pledged, assigned, exchanged, encumbered, hypothecated, gifted, transferred or disposed of in any manner by the Participant, other than by will or by the laws of descent and distribution. Unless otherwise determined by the Committee, all rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or a duly appointed legal guardian or legal representative of such Participant. Notwithstanding the foregoing, the Committee shall not permit any Participant to transfer an Award to a third party for value.

(b)
Notwithstanding the provisions of Section 7.5(a), the Committee, in its sole discretion, may provide in the terms of an Award Agreement, or in any other manner prescribed by the Committee, that a Participant shall have the right to designate, in the manner determined by the Committee, a beneficiary or beneficiaries who shall be entitled to exercise any rights and to receive any payments or distributions with respect to an Award following the Participant’s death.

(c)
A legal guardian, legal representative, beneficiary or other person claiming any rights under the Plan from or through a Participant shall be subject to all terms and conditions of the Plan and the relevant Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary, appropriate or advisable by the Committee. If the Committee does not authorize the designation of a beneficiary, or if so authorized, no beneficiary has been designated or survives the Participant, an outstanding Award may be exercised by or shall become payable to the legal representative of the Participant’s estate.

7.6
Substitute Awards.   The Committee may grant Awards under the Plan in assumption of, or in substitution or exchange for, stock and stock-based awards held by employees and directors of another entity who become Eligible Persons in connection with the acquisition (whether by purchase, merger, consolidation or other corporate transaction) by the Company or an Affiliate of the business or assets of the former employing entity (“Substitute Awards”). The Committee may direct that the Substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

7.7
Issuance of Shares.   To the extent that the Plan or any Award Agreement provides for the issuance of Shares, the issuance may be effected on a certificated or non-certificated basis, subject to applicable law and the applicable rules of any stock exchange.

Section 8. Stock Options
8.1
Grant of Stock Options.   The Committee may grant Stock Options to any Eligible Person selected by the Committee. Stock Options shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Non-Qualified Stock Option or a combination thereof. Each Stock Option will be evidenced by an Award Agreement that shall set forth the number of Shares covered by the Stock Option, the Exercise Price, the term of the Stock Option, the vesting schedule, and such other terms, conditions and provisions as may be specified by the Committee consistent with the terms of the Plan.

8.2
Exercise Price.   The Exercise Price of a Stock Option shall be determined by the Committee, provided that the Exercise Price of a Stock Option (other than a Stock Option issued as a Substitute Award) shall not be less than 100% of the Fair Market Value of a Share on the Grant Date.

8.3
Exercise Term.   The Committee shall determine the period during which a Stock Option may be exercised, provided that no Stock Option shall be exercisable for more than ten years from the Grant Date of such Stock Option.

8.4
Time and Conditions of Exercise.   The Committee shall establish the time or times at which a Stock Option may be exercised in whole or in part, subject to Section 8.3 and the Minimum Vesting Requirement. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of a Stock Option may be exercised.

8.5
Incentive Stock Options.

(a)
Eligibility.   Incentive Stock Options may be granted only to employees of  (1) the Company or (2) an Affiliate that is a “subsidiary corporation” within the meaning of Code Section 424(f).

(b)
Annual Limit.   To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other stock option plan of the Company) exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the ISO), such portion in excess of  $100,000 shall be treated as a Non-Qualified Stock Option.

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(c)
Code Section 422.   The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code Section 422. Any Stock Option or portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated as a Non-Qualified Stock Option.

(d)
Disqualifying Dispositions.   If Shares acquired upon exercise of an Incentive Stock Option are disposed of within two years following the Grant Date of the ISO or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

8.6
No Reloads.   Award Agreements for Stock Options shall not contain any provision entitling a Participant to the automatic grant of additional Stock Options in connection with the exercise of the original Stock Option.

8.7
Exercise Procedures.   Stock Options may be exercised by Participants in accordance with such rules and procedures as may be established by the Committee.

8.8
Payment of Exercise Price.   The full Exercise Price of a Stock Option shall be payable in cash at the time the Stock Option is exercised (including payment through a “cashless exercise” arrangement), together with any applicable withholding taxes. The Committee, in its sole discretion, may provide in an Award Agreement or otherwise (subject to such terms, conditions, provisions and restrictions set forth therein) that: (a) payment of all or any part of the aggregate Exercise Price of a Stock Option may be made by tendering (actually or by attestation) Shares already owned by the Participant; or (b) the Stock Option may be exercised through a Net Exercise procedure.

Section 9. Stock Appreciation Rights
9.1
Grant of SARs.   The Committee may grant Stock Appreciation Rights to any Eligible Person selected by the Committee. An SAR may be granted in tandem with a Stock Option or alone (“freestanding”). Each SAR will be evidenced by an Award Agreement that shall set forth the number of Shares covered by the SAR, the Exercise Price, the term of the SAR, the vesting schedule, and such other terms, conditions and provisions as may be specified by the Committee consistent with the terms of the Plan.

9.2
Freestanding SARs.

(a)
Exercise Price.   The Exercise Price of a freestanding Stock Appreciation Right shall be determined by the Committee, provided that the Exercise Price of a freestanding SAR (other than a freestanding SAR issued as a Substitute Award) shall not be less than 100% of the Fair Market Value of a Share on the Grant Date.

(b)
Exercise Term.   The Committee shall determine the period during which a freestanding Stock Appreciation Right may be exercised, provided that no freestanding SAR shall be exercisable for more than ten years from the Grant Date of such SAR.

(c)
Time and Conditions of Exercise.   The Committee shall determine the time or times at which a freestanding SAR may be exercised in whole or in part, subject to Section 9.2(b) and the Minimum Vesting Requirement. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of a freestanding SAR may be exercised.

9.3
Tandem Stock Options/SARs.   A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/SAR will entitle the Participant to elect, as to all or any portion of the number of Shares subject to the Award, to exercise either the Stock Option or the SAR, resulting in the reduction of the corresponding number of Shares subject to the right so exercised as well as the tandem right not so exercised. An SAR granted in tandem with a Stock Option shall have an Exercise Price equal to the Exercise Price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

9.4
Payment of SARs.   Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price by (b) the number of Shares with respect to which the SAR is exercised. The payment upon exercise of an SAR may be in cash, Shares valued at their Fair Market Value on the date of exercise, any other form of consideration, or some combination thereof, as determined by the Committee and set forth in the applicable Award Agreement, and shall be subject to any applicable withholding taxes.

Section 10. Restricted Shares
10.1
Grant of Restricted Shares.   The Committee may grant Restricted Shares to any Eligible Person selected by the Committee, in such amounts as shall be determined by the Committee. Each grant of Restricted Shares will be evidenced by an Award Agreement that shall set forth the number of Restricted Shares covered by the Award and the terms, conditions, restrictions and other provisions applicable to the Restricted Shares as may be specified by the Committee consistent with the terms of the Plan.

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10.2
Restrictions and Lapse of Restrictions.   Restricted Shares shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose. Subject to the Minimum Vesting Requirement, these restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or continued Service requirements, or otherwise, as determined by the Committee and set forth in the applicable Award Agreement. If the vesting requirements applicable to all or any part of an Award of Restricted Shares shall not be satisfied, the Restricted Shares with respect to which such requirements are not satisfied shall be returned to the Company.

10.3
Issuance of Restricted Shares.   Restricted Shares shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or if required by the Committee, a custodian or escrow agent (including the Company or its designee) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing the Restricted Shares are registered in the name of the Participant, such certificates may, if the Committee so determines, bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares.

10.4
Additional Shares Received With Respect to Restricted Shares.   Any Shares or other securities of the Company received by a Participant as a stock dividend on, or in connection with a stock split or combination, share exchange, reorganization, recapitalization, merger, consolidation or otherwise with respect to, Restricted Shares shall have the same status, be subject to the same restrictions and, if such Restricted Shares are represented by a certificate, bear the same legend, if any, as such Restricted Shares.

10.5
Rights with Respect to Shares.   Unless otherwise determined by the Committee, a Participant who receives an Award of Restricted Shares shall have all rights of ownership with respect to such Restricted Shares, including the right to vote such Shares and to receive any dividends or other distributions paid or made with respect thereto, subject, however, to the provisions of the Plan, the applicable Award Agreement and, if such Restricted Shares are represented by a certificate, any legend on the certificate for such Shares.

Section 11. Restricted Stock Units
11.1
Grant of RSUs.   The Committee may grant Restricted Stock Units to any Eligible Person selected by the Committee, in such amounts as shall be determined by the Committee. Each grant of RSUs will be evidenced by an Award Agreement that shall set forth the number of RSUs covered by the Award and the terms, conditions, restrictions and other provisions applicable to the RSUs as may be specified by the Committee consistent with the terms of the Plan.

11.2
Restrictions and Lapse of Restrictions.   Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Committee may impose. Subject to the Minimum Vesting Requirement, these restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or continued Service requirements, or otherwise, as determined by the Committee and set forth in the applicable Award Agreement.

11.3
Settlement of RSUs.   Restricted Stock Units shall become payable to a Participant at the time or times set forth in the Award Agreement, which may be upon or following the vesting of the Award (subject to the provisions of Section 23.10). RSUs may be paid in cash, Shares or a combination thereof, as determined by the Committee and set forth in the applicable Award Agreement, subject to any applicable withholding taxes.

11.4
No Rights as a Stockholder.   The Participant shall have no rights as a stockholder with respect to an Award of Restricted Stock Units until such time as Shares are paid and delivered to the Participant in settlement of the RSUs pursuant to the terms of the Award Agreement.

Section 12. Performance Awards
12.1
Grant of Performance Awards.   The Committee may specify that any Award granted under the Plan shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to the provisions of Section 5.7, and to designate the terms, conditions and provisions of such Performance Awards (subject to the Minimum Vesting Requirement). Each Performance Award will be evidenced by an Award Agreement that shall set forth the terms, conditions and other provisions applicable to the Performance Award as may be specified by the Committee consistent with the terms of the Plan.

12.2
Performance Goals and Periods.   Each Performance Award shall be earned, vested and payable (as applicable) only upon the achievement of the performance goals established by the Committee based upon one or more performance criteria, together with the satisfaction of any other conditions, such as continued Service, as the Committee may determine to be appropriate; provided, however, that the terms of Section 19.2(c) will control in the event of a Change of Control (as defined in Section 19.1 below).

The Committee may use such business criteria and other performance measures as it may deem appropriate in establishing any objective performance conditions for Performance Awards.

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The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods. Performance Periods established by the Committee for any Performance Award may be as short as 12 months and may be any longer period.
12.3
Performance Criteria.   Performance goals for Performance Awards may be based on one or more of, but are not limited to, the following performance criteria, on a consolidated basis or for a specified Affiliate or other business unit of the Company, or a division, region, department or function within the Company or an Affiliate:

(a)
Revenues (net or gross);

(b)
Profit (including net profit, pre-tax profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

(c)
Earnings (including earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share (basic or diluted) or other corporate earnings measures);

(d)
Income (including net income (before or after taxes), operating income or other corporate income measures);

(e)
Cash (including cash flow, free cash flow, operating cash flow, net cash provided by operations, cash flow in excess of cost of capital or other cash measures);

(f)
Return measures (including return on assets (gross or net), return on equity, return on income, return on invested capital, return on operating capital, return on sales, and cash flow return on assets, capital, investments, equity or sales);

(g)
Operating margin or profit margin;

(h)
Contribution margin by business segment;

(i)
Share price or performance;

(j)
Total stockholder return;

(k)
Economic value increased;

(l)
Volume growth;

(m)
Package yields;

(n)
Expenses (including expense management, expense ratio, expense efficiency ratios, expense reduction measures or other expense measures);

(o)
Operating efficiency or productivity measures or ratios;

(p)
Dividend payout levels;

(q)
Internal rate of return or increase in net present value; and

(r)
Strategic business criteria consisting of one or more goals regarding, among other things, acquisitions and divestitures, successfully integrating acquisitions, customer satisfaction, employee satisfaction, safety standards, strategic plan development and implementation, agency ratings of financial strength, completion of financing transactions and new product development.

Performance goals may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, and may be measured relative to the performance of one or more specified companies, or a published or special index, or a stock market index, as the Committee deems appropriate. Performance goals need not be based on audited financial results.
The Committee may reserve the right to exercise its discretion to reduce or increase the amounts payable under any Performance Award.
Section 13. Dividend Equivalents
13.1
Grant of Dividend Equivalents.   The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be established by the Committee and set forth in the applicable Award Agreement. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends paid on outstanding Shares with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares, or otherwise reinvested; provided, however, that with respect to Dividend Equivalents payable on Performance Awards, such Dividend Equivalents may be earned but shall not be paid until payment or settlement of the underlying Performance Award.

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13.2
Options and SARs.   Dividend Equivalents shall not be granted with respect to Stock Options or Stock Appreciation Rights.

Section 14. Other Stock-Based Awards
The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, Shares issued to Non-Management Directors pursuant to the provisions of Section 4.3(b), Shares issued in lieu of other rights to cash compensation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares and Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Affiliates. The Committee shall determine the terms and conditions of such Other Stock-Based Awards (any Other Stock-Based Award that includes continued Service requirements shall be subject to the Minimum Vesting Requirement), which shall be set forth in the applicable Award Agreement.
Section 15. Tax Withholding
15.1
Tax Withholding.   The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy any federal, state, local or other taxes of any kind, domestic or foreign, required by any applicable law, rule or regulation to be withheld with respect to any grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving an Award or the Plan, and take such other action as the Committee may deem necessary, appropriate or advisable to enable the Company or an Affiliate to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the Award, Shares having a Fair Market Value on the date of withholding equal to an amount (rounded up to the nearest whole Share) required to be withheld for tax purposes as determined by the Committee in its sole discretion and in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.2
Company Not Liable.   Neither the Company, any Affiliate, the Board of Directors, nor the Committee shall be liable to any Participant or any other person as to any tax consequences expected, but not realized, by any Participant or other person due to the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving any Award. Although the Company and its Affiliates may endeavor to (a) qualify an Award for favorable tax treatment in a jurisdiction or (b) avoid adverse tax treatment for an Award, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment.

Section 16. Compliance with Laws
16.1
Compliance with Laws.   The Plan, all Awards (including the grant, exercise, payment and settlement thereof), and the issuance of Shares hereunder shall be subject to all applicable laws, rules and regulations, domestic or foreign, and to such approvals by any governmental agencies or securities exchange or similar entity as may be required. Notwithstanding any other provision of the Plan or the provisions of any Award Agreement, the Company shall have no obligation to issue or deliver any Shares under the Plan or make any other payment or distribution of benefits under the Plan unless such issuance, delivery, payment or distribution would comply with all applicable laws, rules and regulations (including the Securities Act and the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company may require any Participant to make such representations and warranties, furnish such information, take such action and comply with and be subject to such conditions as may be necessary, appropriate or advisable to comply with the foregoing.

16.2
No Obligation to Register Shares.   The Company shall be under no obligation to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security payable, issuable or deliverable under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

16.3
Stock Trading Restrictions.   All Shares issuable under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state or foreign securities laws, rules and regulations and the rules of any securities exchange or similar entity. The Committee may place legends on any certificate evidencing Shares or issue instructions to the transfer agent to reference restrictions applicable to the Shares.

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Section 17. Rights After Termination of Service; Acceleration For Other Reasons
17.1
Death.   Unless otherwise determined by the Committee, if a Participant’s Service terminates by reason of his or her death:

(a)
All of that Participant’s outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards shall become fully vested and exercisable and may thereafter be exercised in full by the legal representative of the Participant’s estate or by the beneficiary, if any, designated by the Participant pursuant to the provisions of Section 7.5(b), for a period of twelve months from the date of the Participant’s death or until the expiration of the stated period of the Stock Option or SAR, whichever period is shorter (to the extent that the provisions of this Section 17.1(a) cause Incentive Stock Options to fail to comply with the provisions of Code Section 422, such Stock Options shall be deemed to be Non-Qualified Stock Options); and

(b)
All vesting restrictions and conditions on that Participant’s outstanding Restricted Shares that are not Performance Awards shall immediately lapse and such Restricted Shares shall be fully vested.

The applicable Award Agreement shall set forth the treatment of a Participant’s outstanding Restricted Stock Units, Performance Awards and Other Stock-Based Awards upon a Participant’s termination of Service by reason of his or her death.
17.2
Disability.   Unless otherwise determined by the Committee, if a Participant’s Service terminates by reason of his or her Disability:

(a)
All of that Participant’s outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards shall become fully vested and exercisable and may thereafter be exercised in full for a period of twenty-four months from the date of such termination of Service or the stated period of the Stock Option or SAR, whichever period is the shorter; provided, however, that if the Participant dies within a period of twenty-four months after such termination of Service, any outstanding Stock Option or SAR may thereafter be exercised by the legal representative of the Participant’s estate or by the beneficiary, if any, designated by the Participant pursuant to the provisions of Section 7.5(b), for a period of twelve months from the date of the Participant’s death or until the expiration of the stated period of the Stock Option or SAR, whichever period is the shorter (to the extent that the provisions of this Section 17.2(a) cause Incentive Stock Options to fail to comply with the provisions of Code Section 422, such Stock Options shall be deemed to be Non-Qualified Stock Options); and

(b)
All vesting restrictions and conditions on that Participant’s outstanding Restricted Shares that are not Performance Awards shall immediately lapse and such Restricted Shares shall be fully vested.

Any rights of a Participant following his or her termination of Service by reason of Disability with respect to his or her outstanding Restricted Stock Units, Performance Awards and Other Stock-Based Awards shall be set forth in the applicable Award Agreement.
17.3
Retirement.   Unless otherwise determined by the Committee, if a Participant’s Service terminates by reason of his or her Retirement:

(a)
The Participant’s outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards will cease vesting but, solely to the extent exercisable at the time of the Participant’s Retirement, may thereafter be exercised until the expiration of the stated period of the Stock Option or SAR; provided, however, that if the Participant dies after such termination of Service, any unexercised Stock Option or SAR may thereafter be exercised by the legal representative of the Participant’s estate or by the beneficiary, if any, designated by the Participant pursuant to the provisions of Section 7.5(b), for a period of twelve months from the date of the Participant’s death or until the expiration of the stated period of the Stock Option or SAR, whichever period is the shorter (to the extent that the provisions of this Section 17.3(a) cause Incentive Stock Options to fail to comply with the provisions of Code Section 422, such Stock Options shall be deemed to be Non-Qualified Stock Options);

(b)
If the Participant has attained the age of 60 at the time of his or her Retirement, all vesting restrictions and conditions on that Participant’s outstanding Restricted Shares that are not Performance Awards shall immediately lapse and such Restricted Shares shall be fully vested; and

(c)
If the Participant has not yet attained the age of 60 at the time of his or her Retirement, that Participant’s outstanding Restricted Shares that are not Performance Awards shall not be forfeited, but all time-based vesting conditions and restrictions on such Restricted Shares shall continue in accordance with their terms, or until the Participant’s death or Disability, in which case the provisions of Section 17.1 or Section 17.2, as applicable, shall apply.

Any rights of a Participant following his or her Retirement with respect to outstanding Restricted Stock Units, Performance Awards and Other Stock-Based Awards shall be set forth in the applicable Award Agreement.
17.4
Other.   Unless otherwise determined by the Committee, if a Participant’s Service terminates for any reason other than those set forth in Sections 17.1, 17.2 and 17.3 above:

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(a)
The Participant’s outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards will cease vesting but, solely to the extent exercisable at the time of the Participant’s termination of Service, may thereafter be exercised for a period of ninety (90) days from the date of the Participant’s termination of Service or until the expiration of the stated period of the Stock Option or SAR, whichever period is the shorter (to the extent that the provisions of this Section 17.4(a) cause Incentive Stock Options to fail to comply with the provisions of Code Section 422, such Stock Options shall be deemed to be Non-Qualified Stock Options); and

(b)
For all other Awards, the Participant’s Awards shall thereupon terminate and be forfeited.

17.5
Transfer; Leave of Absence.

(a)
Transfer.   For purposes of the Plan, a transfer of an employee Participant from the Company to an Affiliate, or vice versa, or from one Affiliate to another shall not be deemed a termination of Service by the Participant.

(b)
Leave of Absence.   Unless otherwise determined by the Committee, a leave of absence by an employee Participant, duly authorized in writing by the Company or an Affiliate, shall not be deemed a termination of Service by the Participant for purposes of the Plan.

17.6
Acceleration For Any Other Reason.   Regardless of whether an event has occurred as described in Sections 17.1, 17.2 and 17.3 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of any time-based or Service-based vesting conditions on all or a portion of any outstanding Awards shall lapse, or that any performance-based conditions with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, determine. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 17.6. Notwithstanding any other provision of the Plan, including this Section 17.6, the Committee may not accelerate the payment of any Award if such acceleration would fail to comply with Code Section 409A(a)(3).

Section 18. Adjustments for Changes in Capitalization
18.1
Mandatory Adjustments.   In the event of an “equity restructuring” (as such term is defined in Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation”), including any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend, the authorization limits under Sections 5.1, 5.2 and 5.7 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and outstanding Awards as it deems necessary or appropriate, in its sole discretion, to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, including: (a) adjustment of the number and kind of shares or securities that may be issued under the Plan; (b) adjustment of the number and kind of shares or securities subject to outstanding Awards; (c) adjustment of the Exercise Price of outstanding Stock Options and Stock Appreciation Rights or the measure to be used to determine the amount of the benefit payable on an Award; (d) adjustment to market price-based performance goals or performance goals set on a per-Share basis; and (e) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Stock Options or SARs to the extent that it causes such Stock Options or SARs to provide for a deferral of compensation subject to Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Common Stock (a stock split), a dividend payable in Shares, or a combination or consolidation of the outstanding Common Stock into a lesser number of Shares, the authorization limits under Sections 5.1, 5.2 and 5.7 shall automatically be adjusted proportionately, and the Shares then subject to each outstanding Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate Exercise Price therefor.

18.2
Discretionary Adjustments.   Upon the occurrence or in anticipation of any share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting the Common Stock, or any transaction described in Section 18.1, in addition to any of the actions described in Section 18.1, the Committee may, in its sole discretion, provide: (a) that Awards will be settled in cash rather than Shares; (b) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised; (c) that Awards will be equitably converted, adjusted or substituted in connection with such transaction; (d) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares as of a specified date associated with the transaction, over the Exercise Price of the Award; (e) that performance targets and Performance Periods for Performance Awards will be modified; or (f) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

18.3
No Fractional Shares, etc.   After giving effect to any adjustment pursuant to the provisions of this Section 18, the number of Shares subject to any Award denominated in whole Shares shall always be a whole number, unless otherwise determined by the Committee. Any discretionary adjustments made pursuant to the provisions of this Section 18 shall be subject to the provisions of Section 21. To the extent any adjustments made pursuant to this Section 18 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Stock Options shall be deemed to be Non-Qualified Stock Options.

2025 Proxy Statement	D-13

Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
Section 19. Change of Control
19.1
Definition.   For purposes of the Plan, the term “Change of Control” means the occurrence of any of the following on or after the Effective Date:

(a)
Any “person” (as such term is used in Sections 13(d) and 14 of the Exchange Act), other than (1) the Company, (2) any subsidiary of the Company, (3) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (4) any underwriter temporarily holding securities of the Company pursuant to an offering of such securities or (5) any person in connection with a transaction described in clauses (1), (2) and (3) of Section 19.1(b) below, becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the total voting power of the Company’s then outstanding voting securities, unless such securities (or, if applicable, securities that are being converted into voting securities) are acquired directly from the Company in a transaction approved by a majority of the Incumbent Board (as defined in Section 19.1(d) below).

(b)
The consummation of a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, or the sale or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company (a “Corporate Transaction”), unless:

(1)
the stockholders of the Company immediately before such Corporate Transaction will own, directly or indirectly, immediately following such Corporate Transaction, at least 60% of the total voting power of the outstanding voting securities of the corporation or other entity resulting from such Corporate Transaction (including a corporation or other entity that acquires all or substantially all of the Company’s assets, the “Surviving Company”) or the ultimate parent company thereof in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Corporate Transaction;

(2)
the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such Corporate Transaction constitute a majority of the members of the board of directors or equivalent governing body of the Surviving Company or the ultimate parent company thereof; and

(3)
no person, other than (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (D) the Surviving Company, (E) any subsidiary or parent company of the Surviving Company, or (F) any person who, immediately prior to such Corporate Transaction, was the beneficial owner of securities of the Company representing 30% or more of the total voting power of the Company’s then outstanding voting securities, is the beneficial owner of 30% or more of the total voting power of the then outstanding voting securities of the Surviving Company or the ultimate parent company thereof.

(c)
The stockholders of the Company approve a complete liquidation or dissolution of the Company.

(d)
Directors who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Board”), cease to constitute at least a majority of the Board of Directors (or, in the event of any merger, consolidation or reorganization the principal purpose of which is to change the Company’s state of incorporation, form a holding company or effect a similar reorganization as to form, the board of directors of such surviving company or its ultimate parent company); provided, however, that any individual becoming a member of the Board of Directors subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened proxy contest relating to the election of directors.

Notwithstanding the foregoing, a Change of Control will not be deemed to occur solely because any person (a “Subject Person”) becomes the beneficial owner of more than the permitted amount of the outstanding voting securities of the Company as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of voting securities beneficially owned by the Subject Person, provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional voting securities that increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person to 30% or more of the total voting power, then a Change of Control will have occurred.
19.2
Effect of Change of Control.   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee, the provisions of this Section 19.2 shall apply to the types of Awards specified in subsections (a) and (b) below in the event of a Change of Control.

(a)
Stock Options and SARs.   In the event of a Change of Control, all outstanding Stock Options and Stock Appreciation Rights that are not Performance Awards shall become fully vested and immediately exercisable. To the extent that the provisions of this Section 19.2(a) cause Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Stock Options shall be deemed to be Non-Qualified Stock Options.

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Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
(b)
Restricted Shares, Restricted Stock Units and Other Stock-Based Awards.   In the event of a Change of Control as described in Section 19.1(b), as shall be determined by the Committee: (1) any outstanding and unvested Restricted Shares, Restricted Stock Units or Other Stock-Based Awards that are not Performance Awards shall be canceled and the Company shall make a cash payment to those Participants in an amount equal to the highest price per Share received by the holders of Common Stock in connection with such Change of Control multiplied by the number of such unvested Restricted Shares, Restricted Stock Units or Other Stock-Based Awards then held by such Participant, with any non-cash consideration to be valued in good faith by the Committee; or (2) all vesting restrictions and conditions with respect to all outstanding Restricted Shares, Restricted Stock Units or Other Stock-Based Awards that are not Performance Awards shall immediately lapse and such Restricted Shares, Restricted Stock Units or Other Stock-Based Awards shall be fully vested. In the event of a Change of Control as described in Section 19.1(a), (c) or (d), all vesting restrictions and conditions with respect to all outstanding Restricted Shares, Restricted Stock Units or Other Stock-Based Awards that are not Performance Awards shall immediately lapse and such Restricted Shares, Restricted Stock Units or Other Stock-Based Awards shall be fully vested.

(c)
Performance Awards.   In the event of a Change of Control, all performance goals or other vesting criteria with regard to all outstanding Performance Awards shall be deemed to be achieved at 100% of target levels and all other terms and conditions will be deemed met.

19.3
Excise Taxes.   In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant under the Plan or otherwise in connection with a Change of Control would subject a Participant to any excise tax pursuant to Code Section 4999 (which excise tax would be the Participant’s obligation) due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Code Section 280G, then the Award and any other payments or benefits provided hereunder shall, to the extent possible, be reduced (but not below zero) so that the present value of such total amounts and benefits received by the Participant will be one dollar ($1.00) less than three times the Participant’s “base amount” (as defined in Code Section 280G) and so that no portion of such amounts and benefits received by the Participant shall be subject to the excise tax imposed by Code Section 4999. The reduction of payments and benefits hereunder, if applicable, shall be made by reducing, first, payments or benefits to be paid in cash hereunder in the order in which such payment or benefit would be paid or provided (beginning with such payment or benefit that would be made last in time and continuing, to the extent necessary, through to such payment or benefit that would be made first in time) and, then, reducing any benefit to be provided in-kind hereunder in a similar order. The determination as to whether any such reduction in the amounts of the Award and any other payments and benefits provided hereunder or otherwise is necessary shall be made by the Committee in its sole discretion. If a reduced Award or any other payment or benefit hereunder is made or provided and through error or otherwise that payment or benefit, when aggregated with other payments and benefits to the Participant from the Company (or an Affiliate) used in determining if an “excess parachute payment” exists, exceeds one dollar ($1.00) less than three times the Participant’s base amount, then the Participant shall immediately repay such excess to the Company upon notification that an overpayment has been made. Nothing in this Section 19.3 shall require the Company to be responsible for, or have any liability or obligation with respect to, the Participant’s excise tax liabilities under Code Section 4999.

Section 20. Repricing Prohibited
Except as contemplated by the provisions of Section 18, outstanding Stock Options and Stock Appreciation Rights will not be “repriced” for any reason without the prior approval of the Company’s stockholders. For purposes of the Plan, a “repricing” means lowering the Exercise Price of an outstanding Stock Option or SAR or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles, and includes a tandem cancellation of a Stock Option or SAR at a time when its Exercise Price exceeds the fair market value of the underlying Common Stock and exchange for another Stock Option, SAR, other Award, other equity security or a cash payment.
Section 21. Amendment and Termination
21.1
Amendment or Termination of the Plan.   The Board of Directors or the Committee may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time; provided, however, any amendment or modification that (a) increases the total number of Shares available for issuance pursuant to Awards granted under the Plan (except as contemplated by the provisions of Section 18), (b) deletes or limits the provision of Section 20 (repricing prohibition), or (c) requires the approval of the Company’s stockholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s stockholders. Subject to the provisions of Section 21.3, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair the rights of any Participant under any Award previously granted under the Plan without such Participant’s consent, provided that such consent shall not be required with respect to any Plan amendment, modification or other such action if the Committee determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Award.

21.2
Awards Previously Granted.   The Committee may waive any conditions or restrictions under, amend or modify the terms and conditions of, or cancel or terminate any outstanding Award at any time and from time to time; provided, however, subject to the provisions of Section 21.3 and the provisions of the applicable Award Agreement, no such amendment, modification, cancellation or termination shall impair the rights of a Participant under an Award without such Participant’s

2025 Proxy Statement	D-15

Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
consent, provided that such consent shall not be required with respect to any amendment, modification or other such action if the Committee determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Award.
21.3
Compliance Amendments.   Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable in order for the Company, the Plan, an Award or an Award Agreement to satisfy or conform to any applicable present or future law, regulation or rule or to meet the requirements of any accounting standard.

Section 22. Foreign Jurisdictions
Awards granted to Participants who are foreign nationals or who are employed by the Company or an Affiliate outside of the United States may have such terms and conditions different from those specified in the Plan and such additional terms and conditions as the Committee, in its sole discretion, determines to be necessary, appropriate or advisable to foster and promote achievement of the material purposes of the Plan and to fairly accommodate for differences in local law, tax policy or custom or to facilitate administration of the Plan. The Committee may approve such sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or advisable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company’s stockholders.
Section 23. General
23.1
No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall preclude or limit the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

23.2
Treatment for Other Compensation Purposes.   The amount of any compensation received or deemed to be received by a Participant pursuant to an Award shall not be deemed part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws, and shall not be included in or have any effect on the determination of benefits under any other compensation or benefit plan, program or arrangement of the Company or an Affiliate, including any pension or severance benefits plan, unless expressly provided by the terms of any such plan, program or arrangement.

23.3
No Trust or Fund.   The Plan is intended to constitute an “unfunded” plan. Nothing contained herein or in any Award Agreement shall (a) require the Company to segregate any monies, other property or Shares, create any trusts, or to make any special deposits for any amounts payable to any Participant or other person, or (b) be construed as creating in respect of any Participant or any other person any equity or other interest of any kind in any assets of the Company or an Affiliate or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any Affiliate and a Participant or any other person. Prior to the payment or settlement of any Award, nothing contained herein or in any Award Agreement shall give any Participant or any other person any rights that are greater than those of a general unsecured creditor of the Company or an Affiliate.

23.4
Use of Proceeds.   All proceeds received by the Company pursuant to Awards granted under the Plan shall be used for general corporate purposes.

23.5
No Limitations on Corporate Action.   Neither the Plan, the grant of any Award nor any Award Agreement shall limit, impair or otherwise affect the right or power of the Company or any of its Affiliates to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

23.6
No Stockholder Rights.   Subject to the provisions of the Plan and the applicable Award Agreement, no Participant shall have any rights as a stockholder with respect to any Shares to be issued under the Plan prior to the issuance thereof.

23.7
Prohibition on Loans.   The Company shall not loan funds to any Participant for the purpose of paying the Exercise Price associated with any Stock Option or Stock Appreciation Right or for the purpose of paying any taxes associated with the grant, exercise, lapse of restriction, vesting, distribution, payment or other taxable event involving an Award or the Plan.

23.8
No Obligation to Exercise Awards; No Right to Notice of Expiration Date.   An Award of a Stock Option or a Stock Appreciation Right imposes no obligation upon the Participant to exercise the Award. The Company, its Affiliates and the Committee have no obligation to inform a Participant of the date on which a Stock Option or SAR is no longer exercisable except in the Award Agreement.

23.9
Compliance with Section 16(b).   With respect to Participants who are Reporting Persons, all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. All transactions under the Plan involving Reporting Persons are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to such Reporting Persons.

D-16

Appendix D – 2019 OMNIBUS STOCK INCENTIVE PLAN
23.10
Code Section 409A Compliance.   Notwithstanding anything contained in the Plan or in any Award Agreement to the contrary, the Plan and all Awards hereunder are intended to satisfy the requirements of Code Section 409A so as to avoid the imposition of any additional taxes or penalties thereunder, and all terms, conditions and provisions of the Plan and an Award Agreement shall be interpreted and applied in a manner consistent with this intent. If the Committee determines that an Award, Award Agreement, payment, distribution, transaction, or any other action or arrangement contemplated by the provisions of the Plan or an Award Agreement would, if undertaken, cause a Participant to become subject to any additional taxes or penalties under Code Section 409A, such Award, Award Agreement, payment, distribution, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan or Award Agreement will be deemed modified or, if necessary, suspended in order to comply with the requirements of Code Section 409A to the extent determined appropriate by the Committee in its sole discretion, in each case without the consent of or notice to the Participant.

If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s termination of Service. For purposes of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms mean a “separation from service.”
Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, any payment(s) of  “nonqualified deferred compensation” required to made under an Award to a “specified employee” (as defined under Section 409A and as the Company determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of  “nonqualified deferred compensation” under such Award payable more than six months following a Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, each and every payment made hereunder shall be treated as a separate payment and not as a series of payments. Whenever a payment under the Plan or an Award Agreement may be paid within a specified period, the actual date of payment within the specified period shall be within the sole discretion of the Company.
23.11
Governing Law.   Except as to matters governed by United States federal law or the Delaware General Corporation Law, the Plan, all Award Agreements and all determinations made and actions taken under the Plan and any Award Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee without giving effect to its conflicts of law principles.

23.12
Plan Controls.   In the event of any conflict or inconsistency between the Plan and any Award Agreement, the provisions of the Plan shall govern and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

23.13
Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

23.14
Successors.   The Plan shall be binding upon the Company and its successors and assigns, and the Participant and the Participant’s legal representatives and beneficiaries.

Effective as of September 24, 2019
Amended June 12, 2022
Amended September 19, 2022
Amended September 29, 2025

2025 Proxy Statement	D-17

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

V77473-Z90446-P34815

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

FedEx Corporation

1. Election of Directors:	For	Against	Abstain
1a. SILVIA DAVILA	☐	☐	☐
1b. MARVIN R. ELLISON	☐	☐	☐
1c. STEPHEN E. GORMAN	☐	☐	☐
1d. SUSAN PATRICIA GRIFFITH	☐	☐	☐
1e. AMY B. LANE	☐	☐	☐
1f. R. BRAD MARTIN	☐	☐	☐
1g. NANCY A. NORTON	☐	☐	☐
1h. FREDERICK P. PERPALL	☐	☐	☐
1i. JOSHUA COOPER RAMO	☐	☐	☐
1j. SUSAN C. SCHWAB	☐	☐	☐
1k. RICHARD W. SMITH	☐	☐	☐

The Board of Directors recommends you vote AGAINST Proposal 5.	For	Against	Abstain
5. Stockholder proposal regarding independent board chairman.	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to vote on any other matters that may properly come before the meeting and any adjournments or postponements thereof.

To disclose your name with your vote and comments, if any, e-mail FedEx at ir@fedex.com.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE FEDEX CORPORATION942 SOUTH SHADY GROVE ROAD MEMPHIS, TN 38120ATTN: INVESTOR RELATIONS VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 28, 2025 (for shares held through a FedEx or subsidiary employee stock purchase plan or benefit plan, vote by 11:59 p.m. Eastern Time on September 25, 2025). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/FDX2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 28, 2025 (for shares held through a FedEx or subsidiary employee stock purchase plan or benefit plan, vote by 11:59 p.m. Eastern Time on September 25, 2025). Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONSIf you vote on the Internet, you may elect to have next year's proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to send you proxy materials and annual reports. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V77473-Z90446-P34815 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR each of the listed nominees and FOR Proposals 2 through 4.1.Election of Directors:1a. SILVIA DAVILAFor!Against!Abstain!1b. MARVIN R. ELLISON!!!ForAgainstAbstain1c.STEPHEN E. GORMAN!!!1l.RAJESH SUBRAMANIAM!!!1d. SUSAN PATRICIA GRIFFITH!!!1m.PAUL S. WALSH!!!1e.AMY B. LANE!!!2.Advisory vote to approve named executive officer compensation.!!!1f.R. BRAD MARTIN!!!3.Ratify the appointment of Ernst & Young LLP as FedEx’s independent registered public accounting firm for fiscal year 2026.!!!1g.NANCY A. NORTON!!!4.Approval of amendment to the FedEx Corporation 2019 Omnibus Stock Incentive Plan to increase the number of authorized shares.!!!

How to Attend the Virtual Annual MeetingFedEx’s 2025 annual meeting of stockholders will be a virtual meeting, conducted exclusively via live audio webcast at www.virtualshareholdermeeting.com/FDX2025. There will not be a physical location for the annual meeting, and you will not be able to attend the meeting in person.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V77474-Z90446-P34815FedEx Corporation Annual Meeting of StockholdersSeptember 29, 2025 8:00 a.m. Central TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Gina F. Adams and John W. Dietrich, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote all of the shares of common stock of FedEx Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held online at 8:00 a.m. Central Time on September 29, 2025, at www.virtualshareholdermeeting.com/FDX2025, and at any adjournments or postponements thereof, on Proposals 1 through 5 as specified on the reverse side hereof  (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to stand for election) and on such other matters as may properly come before said meeting.This card also constitutes voting instructions for any shares held for the undersigned in the FedEx Corporation employee stock purchase plan or in a benefit plan of FedEx Corporation or its subsidiaries. If you wish to instruct a record holder or plan trustee on the voting of shares held in the account, your instructions must be received by September 25, 2025. If no direction is given, the plan trustee will vote the shares held in the account in the same proportion as votes received from other plan participants.This proxy, when properly signed, dated and returned, will be voted as specified by you. If no direction is made, this proxy will be voted (and voting instructions given) FOR each of the director nominees, FOR Proposals 2 through 4, and AGAINST Proposal 5. The Board of Directors recommends that you vote FOR each of the director nominees, FOR Proposals 2 through 4, and AGAINST Proposal 5. In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the meeting or any adjournments or postponements thereof. If any nominee becomes unable to stand for election, the proxy holders may vote the shares for any substitute nominee selected by the Board of Directors.You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Ms. Adams and Mr. Dietrich cannot vote the shares unless you sign, date, and return this card or vote on the Internet or by telephone.To be signed on reverse side